UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER 811-3967

FIRST INVESTORS INCOME FUNDS

(Exact name of registrant as specified in charter)

40 Wall Street

New York, NY 10005

(Address of principal executive offices) (Zip code)

Joseph I. Benedek

Foresters Investment Management Company, Inc.

Raritan Plaza I

Edison, NJ 08837-3620

(Name and address of agent for service)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:

1-212-858-8000

DATE OF FISCAL YEAR END: SEPTEMBER 30

DATE OF REPORTING PERIOD: SEPTEMBER 30, 2018

Item 1. Reports to Stockholders

The annual report to stockholders follows

First Investors Funds

Income Funds

■ Floating Rate
■ Fund For Income
■ Government Cash Management
■ International Opportunities Bond
■ Investment Grade
■ Limited Duration Bond
■ Strategic Income

Equity Funds

■ Covered Call Strategy
■ Equity Income
■ Global
■ Growth & Income
■ Hedged U.S. Equity Opportunities
■ International
■ Opportunity
■ Premium Income
■ Select Growth
■ Special Situations
■ Total Return

Annual Report	September 30, 2018

FOREWORD

This report is for the information of the shareholders of the Funds. It is the policy of each Fund described in this report to mail only one copy of a Fund’s prospectus, annual report, semi-annual report and proxy statements to all shareholders who share the same mailing address and share the same last name and have invested in a Fund covered by the same document. You are deemed to consent to this policy unless you specifically revoke this policy and request that separate copies of such documents be mailed to you. In such case, you will begin to receive your own copies within 30 days after our receipt of the revocation. You may request that separate copies of these disclosure documents be mailed to you by writing to us at: Foresters Investor Services, Inc., Raritan Plaza I, Edison, NJ 08837-3620 or calling us at 1-800-423-4026.

The views expressed in the portfolio manager letters reflect those views of the portfolio managers only through the end of the period covered. Any such views are subject to change at any time based upon market or other conditions and we disclaim any responsibility to update such views. These views may not be relied on as investment advice.

You may obtain a free prospectus for any of the Funds by contacting your representative, calling 1-800-423-4026, writing to us at the following address: Foresters Financial Services, Inc., 40 Wall Street, New York, NY 10005, or by visiting our website at www.foresters.com. You should consider the investment objectives, risks, charges and expenses of a Fund carefully before investing. The prospectus contains this and other information about the Fund, and should be read carefully before investing.

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Government Cash Management Fund seeks to preserve a net asset value at $1.00 per share, it is possible to lose money by investing in it, just as it is possible to lose money by investing in any of the other Funds. Past performance is no guarantee of future results. There is no guarantee that a Fund’s investment objective will be achieved.

A Statement of Additional Information (“SAI”) for any of the Funds may also be obtained, without charge, upon request by calling 1-800-423-4026, writing to us at our address or by visiting our website listed above. The SAI contains more detailed information about the Funds, including information about its Trustees.

Foresters FinancialTM and ForestersTM are the trade names and trademarks of The Independent Order of Foresters (Foresters), a fraternal benefit society, 789 Don Mills Road, Toronto, Canada M3C 1T9 and its subsidiaries.

Portfolio Managers’ Letter

FLOATING RATE FUND

Dear Investor:

This is the annual report for the First Investors Floating Rate Fund for the fiscal year ended September 30, 2018. During the period, the Fund’s return on a net asset value basis was 3.83% for Class A shares, 4.03% for Advisor Class shares and 4.20% for Institutional Class shares, including dividends of 32.4 cents per share on Class A shares, 34.3 cents per share on Advisor Class shares and 35.9 cents per share on Institutional Class shares.

The Markets

Pointing to lofty U.S. large capitalization stock market returns alone might make investors draw the conclusion that this has been a “risk-on” year for the markets, but results actually demonstrate a more subtle—and growing—divide between credit risk and interest rate risk. Opening our lens beyond big U.S. stocks makes clear that investors have preferred investments in the U.S. where credit fundamentals have appeared stronger than in other markets. Within the U.S., however, investors are cautious around rising U.S. Treasury rates that impact not only U.S. government bonds, but also U.S. Treasury-sensitive paper typically longer in duration and higher in rating than U.S. high yield or senior floating rate loans. Broadly, fiscal year 2018 proved more challenging for global investment grade fixed income than the year before, even within the U.S. itself, with U.S. high yield gaining modestly as shown in the Fund’s benchmark return, but U.S. Treasurys and more interest-rate-sensitive investment grade paper declining.

These U.S. results highlight the year’s overarching divergence between the interest rate cycle and the credit cycle. Ten years out from the credit crisis of 2008, investors may be beginning to ask themselves if markets are ripe for another correction. Returns in 2018 indicate to us that markets have correctly been comfortable with U.S. credit risk and more cautious with regard to interest rate risk. Government and higher-rated investment grade bonds have felt pressure from rising interest rates, record Treasury issuance, and a curtailment of quantitative easing (the Federal Reserve’s program to inject liquidity into the markets through bond purchases), three trends which tend to reduce the demand for bonds and bond prices. Individual companies, by contrast, have been demonstrating the stable or growing earnings and balance sheet health that have kept investors interested. In the U.S., companies (and the U.S. stock market) have benefited particularly from a lower corporate tax rate regime, the repatriation of large cash assets from abroad, contained cost inflation, and increased earnings when compared with relatively weaker earnings periods in 2015 and 2016.

In this environment of interest rate stress, it makes sense that senior, floating rate loans issued by high yield companies have offered investors a relatively attractive return between the heady returns of the S&P 500 and well ahead of U.S. high yield bonds (which have similar ratings) and the declines we see in higher-rated fixed income. In line with our analysis that, in the end, the period’s U.S. results reflect rate concerns above credit concerns, and, indeed, above any other idiosyncratic global political headlines, these loans produced attractive returns as investor capital flowed into the asset class in search of yields that could keep up with rate increases. It is the floating rate nature of these loans—their interest rates paid to investors rise as LIBOR rises—which has made the loans compelling for many institutional and retail participants over the period. Supply has expanded to meet this growing demand, but technical demand factors

Portfolio Managers’ Letter (continued)

FLOATING RATE FUND

have remained a tailwind to the asset class, particularly through the second half of the reporting period. Even with interest rates increasing, some companies have moved from borrowing in the high yield market to refinancing debt with new issues of senior loans.

While there has been an erosion in covenant protections for new issue loans, default rates have been at cyclical lows, and companies appear to have extended their debt maturities well into the future during the current cycle. Indeed, U.S. high yield companies which issue floating rate loans remain broadly well capitalized and interest coverage ratios suggest debt levels are very manageable. Nevertheless, pockets of undue risk are out there in our view—particularly in technology and big box retail issues.

The Fund

During the 2018 fiscal year, the Fund delivered attractive returns, but underperformed its benchmark, the Credit Suisse Leveraged Loan Index, which returned 5.58%. Part of the Fund’s underperformance came from investments in short maturity bonds—typically under 10% of the portfolio’s assets—used to help maintain the portfolio’s liquidity as loan transactions can take time to fully settle. The portfolio’s bond holdings outperformed the U.S. high yield market over the period, representing good credit selection, but bonds broadly underperformed loans. Secondly, the portfolio remained underinvested versus the market in the lowest rated loans, typically in the CCC range. While our holdings in this area outperformed the rest of the portfolio, we select only lower-rated paper we believe can add more value than risk over the long term. In less expensive markets, there may be more bargains below B-, but we have preferred not to reach unduly for spreads in companies we believe overleveraged in a market that, overall, has much to offer with lower risk. We are probably at least at the mid-point in the credit cycle and are conscientious about getting value for our investors.

From an industry perspective, we had lower returns—and also less exposure—than the market in the Food and Tobacco sectors and across Retail more broadly. This hurt relative Fund returns, particularly in the last quarter of the fiscal year when Retail rebounded, but longer term, we see a great deal of technological threat in the sector—highlighted, perhaps, by the post-period bankruptcy filing of Sears (to which the portfolio was not exposed). We have also maintained some caution through the period in parts of the lower-rated technology sector which has grown more rapidly as a percentage of the index that we think was warranted given high leverage in the sector. Health Care—a growth industry largely insulated from potential trade war disruption due to its highly domestic nature—has been our largest concentration over the period, performing in line with the overall loan market average.

Outlook

U.S. risk has significantly outperformed both its European and emerging markets counterparts. Is the outperformance a function of strong U.S. economic data or a flight to quality into the perceived safety of the U.S.? U.S. economic data has been strong (jobs, PMI) and tax reform has added a further boost to corporate profitability. While corporate fundamentals in Europe remain strong, concerns about Brexit and the Italian budget have weighed on investors, while the U.S.

has remained largely insulated from these pressures. In Emerging Markets, trade disputes with China and idiosyncratic crises in Brazil, Turkey and Argentina have led to risk-off sentiment.

Are investors favoring the U.S. as a safe haven? U.S. valuations certainly reflect a strong technical bid, but corporate fundamentals remain attractive as reflected in particularly low default rate projections. The question remains, where can an investor find the best reward per unit of risk? In our view, U.S. credit—especially floating rate paper—remains a compelling asset class even in a rising rate environment, offering more yield and price-stability potential than higher-rated paper more correlated to interest rate changes. While a trade war would be anticipated to provide headwinds to global growth, we think this would potentially impact equity valuations more than loan prices as U.S. companies remain generally well-positioned to pay back what they owe over the coming months. We anticipate continued strong demand for the asset class in the coming months.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

Clinton J. Comeaux	Bryan Petermann
Portfolio Manager	Portfolio Manager

October 31, 2018

Understanding Your Fund’s Expenses (unaudited)

FIRST INVESTORS INCOME FUNDS

FIRST INVESTORS EQUITY FUNDS

As a mutual fund shareholder, you incur two types of costs: (1) transaction costs, including a sales charge (load) on purchase payments (on Class A shares only) and a contingent deferred sales charge on redemptions (on Class B shares and, under certain circumstances when a Class A load was waived, on Class A shares); and (2) ongoing costs, including advisory fees; distribution and service fees (12b-1) (on Class A and Class B shares only); and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 in each Fund at the beginning of the period, April 1, 2018, and held for the entire six-month period ended September 30, 2018. The calculations assume that no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

Actual Expenses Example:

These amounts help you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To estimate the expenses you paid on your account during this period, simply divide your ending account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period”.

Hypothetical Expenses Example:

These amounts provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares of a Fund, and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transaction costs, such as front-end or contingent deferred sales charges (loads) or account fees that are charged to certain types of accounts, such as an annual custodial fee of $15 for certain IRA accounts and certain other retirement accounts or an annual custodial fee of $30 for 403(b) custodial accounts (subject to exceptions and certain waivers as described in the Funds’ Statement of Additional Information). Therefore, the hypothetical expenses example is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

Fund Expenses (unaudited)

FLOATING RATE FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 4 for a detailed explanation of the information presented in these examples.

Expense Example	Annualized Expense Ratio	Beginning Account Value (4/1/18)	Ending Account Value (9/30/18)	Expenses Paid During Period (4/1/18-9/30/18)*
Class A Shares	1.10%
Actual		$1,000.00	$1,020.90	$ 5.57
Hypothetical**		$1,000.00	$1,019.55	$ 5.57
Advisor Class Shares	0.90%
Actual		$1,000.00	$1,022.93	$ 4.56
Hypothetical**		$1,000.00	$1,020.56	$ 4.56
Institutional Class Shares	0.70%
Actual		$1,000.00	$1,022.77	$ 3.55
Hypothetical**		$1,000.00	$1,021.56	$ 3.55

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived and/or assumed.
**	Assumed rate of return of 5% before expenses

Portfolio Composition

BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2018, and are based on the total market value of investments.

Cumulative Performance Information (unaudited)

FLOATING RATE FUND

Comparison of change in value of $10,000 investment in the First Investors Floating Rate Fund (Class A shares) and the Credit Suisse Leveraged Loan Index.

	Average Annual Total Returns*
N.A.V. Only	Class A	Advisor Class	Institutional Class	Credit Suisse Leveraged Loan Index
One Year	3.83%	4.03%	4.20%	5.58%
Since Inception**	2.42%	2.67%	2.82%	4.32%

S.E.C. Standardized	Class A	Advisor Class	Institutional Class
One Year	1.21%	4.03%	4.20%
Since Inception**	1.89%	2.67%	2.82%
S.E.C 30-Day Yield***	1.59%	1.84%	2.02%

The graph compares a $10,000 investment in the First Investors Floating Rate Fund (Class A shares) beginning 10/21/13 (commencement of operations) with a theoretical investment in the Credit Suisse Leveraged Loan Index (the “Index”). The Index is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. Loans included in the index must be issued from companies in developed countries, rated below investment grade by at least one ratings provider, and be fully funded term loans with a remaining term of at least one year. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested. Advisor Class shares and Institutional Class shares performance will be greater than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

*	Average Annual Total Return figures (for the periods ended 9/30/18) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the current maximum sales charge of 2.5% and assume the current sales charge of 2.5% was in effect at the beginning of the stated periods(prior to 6/12/17, the maximum sales charge was 5.75%). The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for one year and Since Inception would have been 1.10% and 1.67%, respectively, and the S.E.C. 30-Day Yield for September 2018 would have been 1.58%. The Advisor Class “S.E.C. Standardized” Average Annual Total Return for one year and Since Inception would have been 3.91% and 2.59%, respectively, and the S.E.C. 30-Day Yield for September 2018 would have been 1.66%. The Institutional Class “S.E.C. Standardized” Average Annual Total Return for one year and Since Inception would have been 4.08% and 2.65%, respectively, and the S.E.C. 30-Day Yield for September 2018 would have been 2.02%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Credit Suisse and all other figures are from Foresters Investment Management Company, Inc.

**	The Since Inception returns for Class A shares, Advisor Class shares and Institutional Class shares are for the period beginning 10/21/13 (commencement of operations).

***	The S.E.C. 30-Day Yield shown is for September 2018.

Portfolio of Investments

FLOATING RATE FUND

September 30, 2018

Principal Amount	Security	Value
	LOAN PARTICIPATIONS†—94.1%
	Aerospace/Defense—1.1%
	TransDigm, Inc.:
$1,335M	4.7422%, 8/22/2024 (a)	$1,340,983
1,342M	4.7422%, 5/30/2025 (a)	1,347,967
		2,688,950
	Automotive—3.9%
2,494M	AutoKiniton U.S. Holdings, Inc., 6.2122%, 5/22/2025	2,522,590
	Dexko Global, Inc.:
2,978M	3.5%, 7/24/2024	3,037,088
500M	10.6361%, 7/24/2025	502,970
767M	Innovative XCessories & Services, LLC, 6.97%, 11/29/2022	769,612
1,244M	Navistar International Corp., 5.64%, 11/6/2024	1,250,746
1,061M	Superior Industries International, Inc., 6.2422%, 5/22/2024	1,067,145
500M	Truck Hero, Inc., 10.4622%, 4/21/2025	501,250
		9,651,401
	Building Materials—1.7%
1,750M	Foundation Building Materials, 5.3979%, 8/13/2025	1,755,469
2,500M	Yak Access, LLC, 5%, 7/11/2025	2,437,500
		4,192,969
	Chemicals—5.4%
1,485M	Archroma Finance Sarl, 6.5831%, 8/12/2024	1,488,713
2,978M	Avantor Performance Materials Holdings, Inc., 6.2422%, 11/21/2024	3,016,341
2,470M	ColourOz Investment, 5.3416%, 9/7/2021	2,351,009
1,995M	Consolidated Energy Finance SA, 4.6326%, 5/7/2025	1,992,506
	Invictus U.S. Newco, LLC:
498M	5.195%, 3/28/2025	501,388
1,000M	8.8259%, 3/30/2026	1,004,690
1,292M	PQ Group Holdings, Inc., 4.7422%, 2/8/2025	1,294,582
1,687M	Venator Finance Sarl, 5.2422%, 8/8/2024	1,696,219
		13,345,448

Principal Amount	Security	Value
	Consumer Durables—1.0%
$2,489M	TGP Holdings III, LLC, 6.6361%, 9/25/2024	$2,445,797
	Consumer Non-Durables—2.2%
2,500M	Energizer Holdings, Inc., 2.25%, 6/20/2025 (a)	2,512,500
1,350M	frontdoor, inc., 4.75%, 8/16/2025	1,360,125
1,575M	Kronos Acquisition Intermediate, Inc., 6.2422%, 5/15/2023	1,570,740
		5,443,365
	Energy—.9%
450M	California Resources Corp., 6.9622%, 12/31/2022	460,125
1,199M	Foresight Energy, LLC, 7.9922%, 3/28/2022	1,202,028
475M	Lotus Midstream, LLC, 3.25%, 9/26/2025 (a)	477,375
		2,139,528
	Financial Services—4.2%
1,881M	Alliant Holdings Intermediate, LLC, 5.1479%, 5/9/2025	1,887,477
1,758M	EIG Investors Corp., 6.0614%, 2/9/2023	1,774,879
2,709M	NFP Corp., 5.2422%, 1/8/2024	2,717,788
3,980M	USI Holdings Corp., 5.3861%, 5/16/2024	3,986,128
		10,366,272
	Financials—3.3%
	Acrisure, LLC:
499M	5.9922%, 11/22/2023	499,064
495M	6.5924%, 11/22/2023	497,787
1,980M	AssuredPartners, Inc., 5.4922%, 10/22/2024	1,986,980
1,248M	Canyon Valor Cos., Inc., 5.6361%, 6/16/2023	1,255,932
250M	GBT Group Service BV, 4.838%, 8/13/2025	252,345
1,493M	PI U.K. Holdco II, LLC, 5.7422%, 1/3/2025	1,489,933
1,496M	TransUnion, LLC, 4.2422%, 6/19/2025	1,502,489
671M	VFH Parent, LLC, 5.0888%, 12/30/2021	675,653
		8,160,183

Portfolio of Investments (continued)

FLOATING RATE FUND

September 30, 2018

Principal Amount	Security	Value
	Food/Beverage/Tobacco—3.3%
$625M	8th Avenue Food and Provisions, 3.75%, 9/19/2025 (a)	$631,447
2,151M	Chobani, LLC, 5.7422%, 10/10/2023	2,105,955
750M	Dole Food Co., Inc., 2.75%, 4/6/2024 (a)	750,937
3,491M	H-Food Holdings, LLC, 5.2422%, 5/23/2025	3,485,071
1,000M	Sunshine Investments BV, 5.5638%, 3/28/2025	1,004,530
		7,977,940
	Forest Products/Containers—.5%
1,144M	BWAY Holding Co., 5.5814%, 4/3/2024	1,146,014
	Gaming/Leisure—10.3%
	AMC Entertainment Holdings, Inc.:
1,863M	4.3844%, 12/15/2022	1,866,463
369M	4.3844%, 12/15/2023	369,929
3,000M	Boyd Gaming Corp., 4.4174%, 9/15/2023	3,018,750
1,990M	Caesars Resort Collection, 4.9922%, 12/23/2024	2,003,184
1,741M	Casablanca U.S. Holdings, Inc., 6.3424%, 3/29/2024	1,723,846
1,483M	CEOC, LLC, 4.2422%, 10/7/2024	1,483,826
2,000M	Dorna Sports SL, 5.3861%, 4/12/2024	1,980,000
1,000M	Eldorado Resorts, Inc., 4.4083%, 4/17/2024	1,003,125
1,443M	Live Nation Entertainment, Inc., 4%, 10/31/2023	1,446,878
1,000M	Penn National Gaming, Inc., 2.25%, 8/14/2025 (a)	1,006,875
1,855M	Seminole Hard Rock Entertainment, Inc., 5.0874%, 5/14/2020	1,864,512
1,750M	Sigma Bidco BV, 5.1138%, 7/2/2025	1,752,625
2,197M	Stars Group Holdings BV, 5.8861%, 7/28/2025 (a)	2,221,167
1,000M	Station Casinos, LLC, 2.5%, 6/8/2023 (a)	1,005,470
2,547M	WorldStrides Lakeland Tours, 6.3341%, 12/16/2024	2,575,248
		25,321,898
	Health Care—11.1%
1,712M	Bausch Health Cos., Inc., 5.1038%, 6/2/2025	1,722,046
1,496M	BW NHHC Holdco, Inc., 7.1584%, 5/15/2025	1,471,007
600M	Air Methods Corp., 3.5%, 4/22/2024 (a)	547,875

Principal Amount	Security	Value
	Health Care (continued)
$250M	Albany Molecular Research, Inc., 9.2422%, 8/30/2025	$250,937
898M	Amneal Pharmaceuticals, LLC, 5.75%, 5/4/2025	906,329
1,542M	DaVita, Inc., 4.9922%, 6/24/2021	1,550,622
	Envision Healthcare Corp.:
3,500M	3.75%, 9/28/2025 (a)	3,483,375
607M	5.25%, 12/1/2023	608,212
1,489M	Equian Buyer Corp., 5.4622%, 5/20/2024	1,497,998
988M	Geronimo Intermediate Parent, Inc., 5.4922%, 6/22/2023	994,294
	Heartland Dental, LLC:
308M	3.75%, 4/30/2025 (a)	308,385
2,049M	5.9922%, 4/30/2025	2,051,426
	Mallinckrodt International Finance SA:
1,956M	5.1361%, 9/24/2024	1,949,895
499M	5.5169%, 2/24/2025	500,059
188M	Onex Carestream Finance, LP, 6.2422%, 6/7/2019	188,555
1,097M	Parexel International Corp., 4.9922%, 9/27/2024 (a)	1,089,993
500M	Pearl Intermediate Parent, 8.4153%, 2/13/2026	499,375
746M	PharMerica Corp., 5.6479%, 12/6/2024	751,847
499M	R1 RCM, Inc., 7.4284%, 5/8/2025	499,997
	Sound Inpatient Physicians, LLC:
2,244M	5.2422%, 6/27/2025	2,261,679
250M	6.75%, 6/26/2026	251,563
1,478M	Sterigenics-Nordion Holdings, LLC, 5.2422%, 5/15/2022	1,481,888
2,491M	U.S. Renal Care, 6.6361%, 12/30/2022	2,433,434
		27,300,791
	Information Technology—13.1%
2,043M	Change Healthcare Holdings, LLC, 4.9922%, 3/1/2024	2,051,138
1,000M	Corel Corp., 7.3126%, 6/4/2024	1,006,250
965M	Digicel International Finance, Ltd., 5.57%, 5/27/2024	920,310
	DigiCert Holdings, Inc.:
3,267M	4.75%, 10/31/2024 (a)	3,281,105
850M	4%, 10/31/2024	853,719
750M	EagleView Technology Corp., 5.6344%, 8/14/2025	752,812

Portfolio of Investments (continued)

FLOATING RATE FUND

September 30, 2018

Principal Amount	Security	Value
	Information Technology (continued)
$2,594M	GTT Communications, Inc., 4.99%, 5/31/2025	$2,570,262
1,425M	Inovalon Holdings, Inc., 5.625%, 4/2/2025	1,425,891
1,985M	ION Trading Technologies, Ltd., 2.75%, 11/21/2024	1,978,797
1,822M	Microchip Technology, Inc., 4.25%, 5/29/2025	1,824,851
3,000M	Plantronics, Inc., 4.7422%, 7/2/2025	3,010,785
2,302M	Project Leopard Holdings, Inc., 6.2422%, 7/7/2023	2,314,741
1,985M	Solarwinds, Inc., 5.2422%, 2/5/2024	1,998,528
1,010M	SS&C Technologies Holdings, Inc., 4.4922%, 4/16/2025	1,011,655
500M	SuperMoose Borrower, LLC, 5.9922%, 8/29/2025	503,125
	VeriFone Systems, Inc.:
1,000M	6.3223%, 8/20/2025	1,006,720
1,000M	10.3223%, 8/20/2026	995,000
2,000M	Web.com Group, Inc., 3.75%, 9/17/2025 (a)	2,015,410
2,593M	Western Digital Corp., 3.9922%, 4/29/2023	2,600,367
		32,121,466
	Manufacturing—8.6%
1,995M	Altran Technologies SA, 4.5875%, 3/20/2025	1,999,369
2,184M	AMG Advanced Metallurgical, 5.2422%, 2/3/2025	2,179,819
3,456M	Brand Energy & Infrastructure Services, Inc., 6.5958%, 6/21/2024	3,483,036
1,500M	Clark Equipment Co., 2%, 5/18/2024 (a)	1,504,065
993M	Engineered Machinery Holdings, Inc., 5.6361%, 7/19/2024	982,580
1,343M	Filtration Group Corp., 5.2422%, 3/29/2025	1,352,821
1,481M	GrafTech International, Ltd., 5.7422%, 2/12/2025	1,480,564
2,461M	HII Holding Corp., 5.4922%, 12/20/2019	2,468,526
2,675M	Hillman Group, Inc., 4%, 5/30/2025 (a)	2,649,093
1,500M	Minimax Viking GmbH, 5.2422%, 7/31/2025	1,513,125
1,493M	NCI Building Systems, Inc., 4.2422%, 2/7/2025	1,494,366
		21,107,364
	Media-Broadcasting—1.8%
2,210M	Altice Financing SA, 4.9084%, 7/15/2025 (a)	2,176,542
274M	Mission Broadcasting, Inc., 4.6038%, 1/17/2024	275,343

Principal Amount	Security	Value
	Media-Broadcasting (continued)
$1,952M	Nexstar Broadcasting, Inc., 4.6038%, 1/17/2024	$1,962,712
		4,414,597
	Media-Cable TV—5.2%
3,766M	Cogeco Communications, 4.6172%, 1/3/2025	3,770,006
	CSC Holdings, LLC:
1,848M	4.4084%, 7/17/2025	1,849,063
249M	4.6584%, 1/25/2026	250,271
1,212M	Gray Television, Inc., 4.3538%, 2/7/2024	1,216,035
1,730M	Midcontinent Communications, 4.1584%, 12/31/2023	1,741,972
2,000M	Numericable US, LLC, 2.75%, 7/31/2025	1,970,000
1,485M	Raycom TV Broadcasting, LLC, 4.4922%, 8/23/2024	1,491,809
600M	Ziggo Secured Finance Partnership, 4.6584%, 4/15/2025	589,833
		12,878,989
	Media-Diversified—.4%
962M	Tribune Media Co., 5.2422%, 1/26/2024	964,409
	Metals/Mining—1.5%
1,361M	Big River Steel, LLC, 7.3861%, 8/23/2023	1,384,221
1,390M	MRC Global (U.S.), Inc., 5.2422%, 9/20/2024	1,395,579
812M	TMS International Corp., 4.9922%, 8/14/2024	816,355
		3,596,155
	Retail-General Merchandise—3.0%
2,000M	1011778 B.C., ULC, 2.25%, 2/16/2024 (a)	2,003,340
1,496M	Harbor Freight Tools USA, Inc., 4.7422%, 8/18/2023	1,499,404
1,141M	Hercules Achievement, Inc., 5.7422%, 12/16/2024	1,146,474
825M	SRS Distribution, Inc., 5.4414%, 5/23/2025	818,899
1,985M	Staples, Inc., 6.3431%, 9/12/2024	1,987,729
		7,455,846
	Services—2.9%
721M	Capri Acquisition BidCo., 5.5924%, 11/1/2024	720,928
450M	Garrett LX III SarL, 2.5%, 9/19/2025 (a)	451,125

Portfolio of Investments (continued)

FLOATING RATE FUND

September 30, 2018

Principal Amount	Security	Value
	Services (continued)
$2,993M	IQVIA, Inc., 4.1361%, 6/11/2025	$2,996,256
931M	Monitronics International, Inc., 7.8861%, 9/30/2022	910,826
1,998M	Multi-Color Corp., 4.4922%, 10/31/2024 (a)	2,011,023
		7,090,158
	Utilities—5.7%
500M	Brookfield WEC Holdings Inc., 8.9922%, 8/3/2026	510,467
2,849M	Calpine Corp., 4.89%, 1/15/2024	2,852,787
1,963M	ExGen Renewables I, LLC, 5.32%, 11/28/2024	1,982,254
	HD Supply, Inc.:
1,623M	4.4922%, 8/13/2021 (a)	1,635,172
540M	4.7422%, 10/17/2023	545,710
1,625M	Invenergy Cannon Falls, LLC, 5.8114%, 8/28/2025	1,644,297
2,001M	Talen Energy Supply, LLC, 6.2422%, 7/15/2023	2,015,940
2,743M	USIC Holdings, Inc., 5.4922%, 12/8/2023 (a)	2,765,801
		13,952,428
	Waste Management—1.7%
	GFL Environmental, Inc.:
332M	2.75%, 5/30/2025 (a)	332,331
2,662M	5.1361%, 5/30/2025	2,668,496
1,056M	Gopher Resource, LLC, 5.4922%, 3/6/2025	1,061,806
		4,062,633
	Wireless Communications—1.3%
1,428M	Sprint Communications, Inc., 4.75%, 2/2/2024	1,432,713
1,681M	Telesat Canada, 4.89%, 11/17/2023	1,687,219
		3,119,932
Total Value of Loan Participations (cost $229,290,234)		230,944,533
	CORPORATE BONDS—4.2%
	Energy—.5%
650M	Genesis Energy, LP, 6%, 5/15/2023	644,312

Principal Amount	Security	Value
	Energy (continued)
$650M	Global Partners, LP, 6.25%, 7/15/2022	$650,000
		1,294,312
	Financials—.6%
	DAE Funding, LLC:
300M	4%, 8/1/2020 (b)	297,375
350M	4.5%, 8/1/2022 (b)	342,125
850M	Icahn Enterprises, LP, 6.25%, 2/1/2022	873,375
		1,512,875
	Forest Products/Containers—.8%
1,000M	Ardagh Holdings USA, Inc., 7.25%, 5/15/2024 (b)	1,050,000
900M	BWAY Holding Co., 5.5%, 4/15/2024 (b)	887,625
		1,937,625
	Health Care—.9%
1,250M	Bausch Health Cos., Inc., 5.5%, 3/1/2023 (b)	1,207,813
450M	Endo Finance, LLC, 7.25%, 1/15/2022 (b)	441,000
450M	Molina Healthcare, Inc., 5.375%, 11/15/2022	459,563
		2,108,376
	Media-Cable TV—.2%
425M	Numericable Group SA, 6.25%, 5/15/2024 (b)	420,219
	Metals/Mining—.2%
600M	First Quantum Minerals, Ltd., 7.25%, 5/15/2022 (b)	589,500
	Telecommunications—.3%
650M	GCI, Inc., 6.875%, 4/15/2025	675,376
	Utilities—.2%
650M	Calpine Corp., 5.375%, 1/15/2023	616,687

Portfolio of Investments (continued)

FLOATING RATE FUND

September 30, 2018

Principal Amount	Security	Value
	Wireless Communications—.5%
$1,100M	Sprint Corp., 7.875%, 9/15/2023	$1,189,375
Total Value of Corporate Bonds (cost $10,402,709)		10,344,345
Total Value of Investments (cost $239,692,943)	98.3%	241,288,878
Other Assets, Less Liabilities	1.7	4,096,125
Net Assets	100.0%	$245,385,003

(a)	A portion or all of the security purchased on a when-issued or delayed delivery basis (see Note 1G).

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933 (see Note 4).

†	Interest rates are determined and reset periodically. The interest rates above are the rates in effect at September 30, 2018.

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 ––	Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 ––

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 ––

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2018:

	Level 1	Level 2	Level 3	Total
Loan Participations	$—	$230,944,533	$—	$230,944,533
Corporate Bonds	—	10,344,345	—	10,344,345
Total Investments in Securities*	$—	$241,288,878	$—	$241,288,878

*	The Portfolio of Investments provides information on the industry categorization of loan participations and corporate bonds.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended September 30, 2018. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements

Portfolio Managers’ Letter

FUND FOR INCOME

Dear Investor:

This is the annual report for the First Investors Fund For Income for the fiscal year ended September 30, 2018. During the period, the Fund’s return on a net asset value basis was 1.88% for Class A shares, 1.06% for Class B shares, 2.17% for Advisor Class shares and 1.91% for Institutional Class shares, including dividends of 12.6 cents per share on Class A shares, 10.6 cents on Class B shares, 13.3 cents on Advisor Class shares and 13.7 cents on Institutional Class shares.

The Markets

Pointing to lofty U.S. large capitalization stock market returns alone might make investors draw the conclusion that this has been a “risk-on” year for the markets, but results actually demonstrate a more subtle—and growing—divide between credit risk and interest rate risk. Opening our lens beyond big U.S. stocks makes clear that investors have preferred investments in the U.S. where credit fundamentals have appeared stronger than in other markets. Within the U.S., however, investors are cautious around rising Treasury rates that impact not only U.S. government bonds, but also Treasury-sensitive paper, typically longer in duration and higher in rating than U.S. high yield or senior floating rate loans. Broadly, fiscal year 2018 proved more challenging for global investment grade fixed income than the year before, even within the U.S. itself, with U.S. high yield gaining modestly as shown in the benchmark return, but Treasurys and more interest-rate-sensitive investment grade paper declining.

These U.S. results highlight the year’s overarching divergence between the interest rate cycle and the credit cycle. Ten years out from the credit crisis of 2008, investors may be beginning to ask themselves if markets are ripe for another correction. Returns in 2018 indicate to us that markets have correctly been comfortable with U.S. credit risk and more cautious with regard to interest rate risk. Government and higher-rated investment grade bonds have felt pressure from rising interest rates, record Treasury issuance, and a curtailment of quantitative easing (the Federal Reserve’s program to inject liquidity into the markets through bond purchases), three trends which tend to reduce the demand for bonds and bond prices. Individual companies, by contrast, have been demonstrating the stable or growing earnings and balance sheet health that have kept investors interested. In the U.S., companies (and the U.S. stock market) have benefited particularly from a lower corporate tax rate regime, the repatriation of large cash assets from abroad, contained cost inflation, and increased earnings when compared with relatively weaker earnings periods in 2015 and 2016.

In this environment of interest rate stress, it makes sense that high yield bonds have delivered returns between the heady returns of the S&P 500 and the declines we see in higher-rated fixed income. This has occurred because high yield bonds, with their higher coupons, can better absorb interest rate increases than investment grade bonds when markets continue to view 7fundamental company financial data as relatively healthy. In fact, U.S. high yield default rates remain cyclically low, and the market has been supported by a strong technical bid for shrinking supplies of high yield paper as U.S. high yield companies have been steadily upgraded to investment grade or refinanced their higher interest rate debt at lower rates, not always within the high yield market. U.S. high yield companies remain broadly well capitalized and interest coverage ratios

Portfolio Managers’ Letter (continued)

FUND FOR INCOME

suggest debt levels are very manageable. Prices, however, for U.S. high yield debt, have been high on the back of strong technical demand.

The Fund

For the annual reporting period ended September 30, 2018, the gross, before fees performance of the Fund outpaced that of the benchmark, the BofA Merrill Lynch BB-B U.S. Cash Pay High Yield Constrained Index, which returned 2.30%. Looking from the perspective of industry allocations, this outperformance came overwhelmingly from credit selection within each industry, rather than from positioning amongst industries. This result aligns with our long-term core belief that over time, and particularly in less certain times, credit selection is key in distinguishing portfolio results and stabilizing returns. Specifically, the Fund’s selections outperformed most in Metals and Mining, Cable/Satellite TV, and Chemicals, all sectors in which we were also overweight versus the index. Our selections underperformed those of the index in only eight sectors amongst 37. Seen from the perspective of rating positioning within high yield, the Fund’s outperformance was also skewed very heavily in favor of credit selection rather than rating allocation, with the Fund picking up the most selection ground against the index across the more credit-sensitive B range where we were generally overweight, in line with our view that interest rate pressures—rather than credit issues—posed the greater risk to market prices in the period. Finally, looking at this outperformance through the lens of duration (interest rate sensitivity) provides a perspective from which allocation decisions were more equal contributors than credit selection in the Fund’s success. Specifically, the Fund benefited significantly from its overweighting of the shortest duration positions. In this Fund, that position was comprised not only of high yield bonds, but also of senior, floating rate loans which the portfolio invests in at the margin, in part to reduce interest rate sensitivity. In line with our analysis that, in the end, the period’s U.S. results reflect rate concerns above credit concerns, and, indeed, above any other idiosyncratic global political headlines, these loans produced attractive “excess” returns for the portfolio above the benchmark. This enhanced overall Fund return from companies that actually have high yield ratings like the bonds that comprise the majority of the portfolio. It is the floating rate nature of these loans—their interest rates paid to investors rise as LIBOR rises—which has made the loans compelling for many market participants over the period.

Outlook

U.S. risk has significantly outperformed both its European and emerging markets counterparts. Is the outperformance a function of strong U.S. economic data or a flight to quality into the perceived safety of the U.S.? U.S. economic data has been strong (jobs, PMI) and tax reform has added a further boost to corporate profitability. While corporate fundamentals in Europe remain strong, concerns about Brexit and the Italian budget have weighed on investors while the U.S. has remained largely insulated from these pressures. In emerging markets, trade disputes with China and idiosyncratic crises in Brazil, Turkey and Argentina have led to risk-off sentiment. Are investors favoring the U.S. as a safe haven? U.S. valuations certainly reflect a strong technical bid, but corporate fundamentals remain attractive as reflected in particularly low default rate projections.

The question remains, where can an investor find the best reward per unit of risk? In our view, U.S. credit remains a compelling asset class even in a rising rate environment, offering more yield and price-stability potential than higher-rated paper more correlated to interest rate changes. While a trade war would be anticipated to provide headwinds to global growth, we think this would potentially impact equity valuations more than bond prices as U.S. companies remain generally well-positioned to pay back what they owe over the coming months. The asset class is not cheap in our view, but it is performing.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

Clinton J. Comeaux
Portfolio Manager

October 31, 2018

Fund Expenses (unaudited)

FUND FOR INCOME

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 4 for a detailed explanation of the information presented in these examples.

Expense Example	Annualized Expense Ratio	Beginning Account Value (4/1/18)	Ending Account Value (9/30/18)	Expenses Paid During Period (4/1/18-9/30/18)*
Class A Shares	1.22%
Actual		$1,000.00	$ 1,026.22	$ 6.20
Hypothetical**		$1,000.00	$ 1,018.95	$ 6.17
Class B Shares	2.02%
Actual		$1,000.00	$ 1,021.99	$ 10.24
Hypothetical**		$1,000.00	$ 1,014.94	$ 10.20
Advisor Class Shares	0.92%
Actual		$1,000.00	$ 1,027.78	$ 4.68
Hypothetical**		$1,000.00	$ 1,020.46	$ 4.66
Institutional Class Shares	0.79%
Actual		$1,000.00	$ 1,024.35	$ 4.01
Hypothetical**		$1,000.00	$ 1,021.11	$ 4.00

*

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

**	Assumed rate of return of 5% before expenses

Portfolio Composition

TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2018, and are based on the total market value of investments.

Cumulative Performance Information (unaudited)

FUND FOR INCOME

Comparison of change in value of $10,000 investment in the First Investors Fund For Income (Class A shares), the Bank of America (“BofA”) Merrill Lynch BB-B U.S. Cash Pay High Yield Constrained Index.

	Average Annual Total Returns*
N.A.V. Only	Class A	Class B	Advisor Class	Institutional Class	BofA Merrill Lynch BB/B U.S. Cash Pay High Yield Index
One Year	1.88%	1.06%	2.17%	1.91%	2.30%
Five Years	3.97%	3.16%	4.22%	4.31%	5.39%
Ten Years or Since Inception**	6.29%	5.65%	3.87%	4.11%	8.54%†

S.E.C. Standardized	Class A	Class B	Advisor Class	Institutional Class
One Year	-2.38%	-2.81%	2.17%	1.91%
Five Years	3.11%	2.82%	4.22%	4.31%
Ten Years or Since Inception**	5.86%	5.65%	3.87%	4.11%
S.E.C 30-Day Yield***	5.03%	4.45%	5.53%	5.69%

The graph compares a $10,000 investment in the First Investors Fund For Income (Class A shares) beginning 9/30/08 with a theoretical investment in the BofA Merrill Lynch BB-B U.S. Cash Pay High Yield Constrained Index (the “Index”). The Index contains all securities in the BofA Merrill Lynch U.S. Cash Pay High Yield Index rated BB1 through B3, based on an average of Moody’s, S&P and Fitch, but caps issuer exposure at 2%. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph

Cumulative Performance Information (unaudited) (continued)

FUND FOR INCOME

and the accompanying table it is assumed that all dividends and distributions were reinvested. Class B shares, Advisor Class shares and Institutional Class shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

*	Average Annual Total Return figures (for the periods ended 9/30/18) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the current maximum sales charge of 4% and assume the current sales charge of 4% was in effect at the beginning of the stated periods (prior to 6/12/17, the maximum sales charge was 5.75%). The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been -2.41%, 3.09% and 5.84%, respectively, and the S.E.C. 30-Day Yield for September 2018 would have been 5.01%. The Class B “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been -2.83%, 2.80% and 5.62%, respectively, and the S.E.C. 30-Day Yield for September 2018 would have been 4.43%. The Advisor Class “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Since Inception would have been 2.15%, 4.20% and 3.15%, respectively, and the S.E.C. 30-Day Yield for September 2018 would have been 5.50%. The Institutional Class “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Since Inception would have been 1.89%, 4.37% and 4.09%, respectively, and the S.E.C. 30-Day Yield for September 2018 would have been 5.66%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The issuers of high yield bonds, in which the Fund primarily invests, pay higher interest rates because they have a greater likelihood of financial difficulty, which could result in their inability to repay the bonds fully when due. Prices of high yield bonds are also subject to greater fluctuations. Index figures are from Bank of America Merrill Lynch and all other figures are from Foresters Investment Management Company, Inc.

**	The Since Inception returns for Advisor Class shares and Institutional Class shares are for the periods beginning 4/1/13 (commencement of operations for those classes).

***	The S.E.C. 30-Day Yield shown is for September 2018.

†	The Index return is for ten years. The Index return since inception of the Advisor Class shares and Institutional Class shares is 4.97%.

Portfolio of Investments

FUND FOR INCOME

September 30, 2018

Principal Amount	Security	Value
	CORPORATE BONDS—90.2%
	Aerospace/Defense—2.2%
	Bombardier, Inc.:
$2,600M	8.75%, 12/1/2021 (a)	$2,881,060
1,950M	7.5%, 12/1/2024 (a)	2,062,125
1,200M	7.5%, 3/15/2025 (a)	1,243,500
	Meccanica Holdings USA, Inc.:
1,871M	7.375%, 7/15/2039 (a)	2,189,070
750M	6.25%, 1/15/2040 (a)	787,500
	TransDigm, Inc.:
1,650M	5.5%, 10/15/2020	1,654,125
3,225M	6.375%, 6/15/2026	3,265,313
		14,082,693
	Automotive—2.9%
2,875M	Adient Global Holdings, Ltd., 4.875%, 8/15/2026 (a)	2,569,531
3,125M	American Axle & Manufacturing, Inc., 6.25%, 4/1/2025	3,123,750
700M	Asbury Automotive Group, Inc., 6%, 12/15/2024	710,500
1,700M	Avis Budget Group, Inc., 6.375%, 4/1/2024 (a)	1,697,875
1,675M	Cooper Standard Automotive, Inc., 5.625%, 11/15/2026 (a)	1,651,969
1,000M	Dana Financing Luxembourg Sarl, 6.5%, 6/1/2026 (a)	1,021,550
	Dana Holding Corp.:
2,000M	6%, 9/15/2023	2,062,500
700M	5.5%, 12/15/2024	695,800
50M	Group 1 Automotive, Inc., 5.25%, 12/15/2023 (a)	49,500
1,650M	Hertz Corp., 7.625%, 6/1/2022 (a)	1,633,500
1,375M	J.B. Poindexter & Co., 7.125%, 4/15/2026 (a)	1,433,438
1,875M	Tenneco, Inc., 5%, 7/15/2026	1,671,094
		18,321,007
	Building Materials—1.0%
2,000M	Building Materials Corp., 5.375%, 11/15/2024 (a)	2,005,000
3,425M	Griffon Corp., 5.25%, 3/1/2022	3,399,313
1,175M	New Enterprise Stone & Lime Co., 6.25%, 3/15/2026 (a)	1,186,750
		6,591,063

Portfolio of Investments (continued)

FUND FOR INCOME

September 30, 2018

Principal Amount	Security	Value
	Chemicals—3.0%
$950M	Avantor, Inc., 9%, 10/1/2025 (a)	$983,250
1,800M	Blue Cube Spinco, Inc., 10%, 10/15/2025	2,079,000
1,850M	CF Industries, Inc., 4.95%, 6/1/2043	1,644,188
950M	CVR Partners, LP, 9.25%, 6/15/2023 (a)	1,010,563
1,600M	PQ Corp., 6.75%, 11/15/2022 (a)	1,670,688
4,300M	Rain CII Carbon, LLC, 7.25%, 4/1/2025 (a)	4,402,125
1,400M	Rayonier AM Products, Inc., 5.5%, 6/1/2024 (a)	1,354,962
3,975M	Tronox, Inc., 6.5%, 4/15/2026 (a)	3,835,875
2,400M	Univar USA, Inc., 6.75%, 7/15/2023 (a)	2,490,000
		19,470,651
	Consumer Non-Durables—1.5%
1,675M	Eagle Intermediate Global Holding, 7.5%, 5/1/2025 (a)	1,645,688
850M	Energizer Gamma Acquisition, 6.375%, 7/15/2026 (a)	880,813
1,700M	Energizer Holdings, Inc., 5.5%, 6/15/2025 (a)	1,695,750
2,400M	First Quality Finance Co., 4.625%, 5/15/2021 (a)	2,409,000
1,250M	frontdoor, inc., 6.75%, 8/15/2026 (a)	1,290,625
1,525M	Reynolds Group Holdings, Inc., 5.125%, 7/15/2023 (a)	1,519,281
		9,441,157
	Energy—13.1%
1,700M	Andeavor Logistics, LP, 6.875%, 12/29/2049	1,710,838
	Antero Resources Corp.:
950M	5.375%, 11/1/2021	964,535
250M	5%, 3/1/2025	252,812
1,650M	Apergy Corp., 6.375%, 5/1/2026 (a)	1,701,562
1,850M	Baytex Energy Corp., 5.125%, 6/1/2021 (a)	1,831,500
1,475M	Berry Petroleum Co., 7%, 2/15/2026 (a)	1,534,000
1,375M	Blue Racer Midstream, LLC, 6.125%, 11/15/2022 (a)	1,417,969
	Carrizo Oil & Gas, Inc.:
500M	6.25%, 4/15/2023	513,125
600M	8.25%, 7/15/2025	648,000
2,425M	Chesapeake Energy Corp., 7%, 10/1/2024	2,428,031
925M	CONSOL Energy, Inc., 5.875%, 4/15/2022	927,590

Principal Amount	Security	Value
	Energy (continued)
	Consolidated Energy Finance SA:
$2,425M	6.0842%, 6/15/2022 (a)†	$2,425,880
1,400M	6.875%, 6/15/2025 (a)	1,459,500
1,025M	6.5%, 5/15/2026 (a)	1,036,531
1,675M	Covey Park Energy, LLC, 7.5%, 5/15/2025 (a)	1,706,406
	Crestwood Midstream Partners, LP:
2,175M	6.25%, 4/1/2023	2,259,281
1,375M	5.75%, 4/1/2025	1,409,375
1,700M	CrownRock, LP, 5.625%, 10/15/2025 (a)	1,661,750
1,825M	CSI Compressco, LP, 7.5%, 4/1/2025 (a)	1,870,625
2,250M	DCP Midstream Operating, LP, 5.35%, 3/15/2020 (a)	2,306,250
1,775M	Delek Logistics Partners, LP, 6.75%, 5/15/2025	1,797,187
975M	Denbury Resources, Inc., 9%, 5/15/2021 (a)	1,059,094
	Diamondback Energy, Inc.:
500M	4.75%, 11/1/2024	501,875
1,600M	4.75%, 11/1/2024 (a)	1,606,000
775M	5.375%, 5/31/2025	793,406
2,267M	Exterran Partners, LP, 6%, 10/1/2022	2,298,171
650M	Forum Energy Technologies, Inc., 6.25%, 10/1/2021	651,625
	Genesis Energy, LP:
1,400M	6.75%, 8/1/2022	1,435,000
500M	5.625%, 6/15/2024	475,000
1,875M	Global Partners, LP, 6.25%, 7/15/2022	1,875,000
1,150M	Gulfport Energy Corp., 6.375%, 5/15/2025	1,131,312
850M	Laredo Petroleum, Inc., 6.25%, 3/15/2023	854,250
800M	McDermott Escrow 1, Inc., 10.625%, 5/1/2024 (a)	858,000
1,775M	MEG Energy Corp., 6.375%, 1/30/2023 (a)	1,624,125
	Murphy Oil Corp.:
1,425M	4.45%, 12/1/2022	1,417,829
1,100M	5.75%, 8/15/2025	1,120,550
700M	5.875%, 12/1/2042	618,500
1,850M	Nabors Industries, Inc., 5.75%, 2/1/2025 (a)	1,778,153
1,425M	Newfield Exploration Co., 5.375%, 1/1/2026	1,483,781
850M	Northern Oil and Gas, Inc., 8.5%, 5/15/2023 (a)(b)	898,875

Portfolio of Investments (continued)

FUND FOR INCOME

September 30, 2018

Principal Amount	Security	Value
	Energy (continued)
	Oasis Petroleum, Inc.:
$1,750M	6.875%, 1/15/2023	$1,782,813
1,125M	6.25%, 5/1/2026 (a)	1,146,094
1,650M	Parkland Fuel Corp., 6%, 4/1/2026 (a)	1,658,250
	Parsley Energy, LLC:
425M	6.25%, 6/1/2024 (a)	444,125
1,775M	5.25%, 8/15/2025 (a)	1,775,000
300M	5.625%, 10/15/2027 (a)	301,500
675M	PDC Energy, Inc., 5.75%, 5/15/2026	643,781
	Precision Drilling Corp.:
917M	6.5%, 12/15/2021	935,473
950M	7.125%, 1/15/2026 (a)	978,500
1,350M	QEP Resources, Inc., 6.875%, 3/1/2021	1,424,250
	SM Energy Co.:
2,450M	5%, 1/15/2024	2,397,937
1,025M	5.625%, 6/1/2025	1,026,281
400M	6.625%, 1/15/2027	414,000
	Southwestern Energy Co.:
1,000M	7.5%, 4/1/2026	1,052,500
1,250M	7.75%, 10/1/2027	1,325,000
700M	Suburban Propane Partners, LP, 5.875%, 3/1/2027	668,500
	Sunoco, LP:
1,975M	4.875%, 1/15/2023 (a)	1,960,188
1,125M	5.875%, 3/15/2028 (a)	1,082,813
1,450M	Transocean Guardian, Ltd., 5.875%, 1/15/2024 (a)	1,468,125
1,050M	Transocean Pontus, Ltd., 6.125%, 8/1/2025 (a)	1,069,677
375M	Unit Corp., 6.625%, 5/15/2021	376,875
	Whiting Petroleum Corp.:
2,375M	6.25%, 4/1/2023	2,464,063
1,250M	6.625%, 1/15/2026	1,304,688
	WPX Energy, Inc.:
619M	6%, 1/15/2022	644,534
875M	5.75%, 6/1/2026	889,219
		83,577,479

Principal Amount	Security	Value
	Financials—5.6%
$2,225M	Ally Financial, Inc., 8%, 11/1/2031	$2,706,156
1,925M	Arch Merger Sub, Inc., 8.5%, 9/15/2025 (a)	1,823,937
1,525M	Credit Suisse Group AG, 7.5%, 12/11/2023 (a)	1,608,677
1,900M	CSTN Merger Sub, Inc., 6.75%, 8/15/2024 (a)	1,905,168
3,600M	DAE Funding, LLC, 5%, 8/1/2024 (a)	3,532,500
	Icahn Enterprises, LP:
2,225M	6.25%, 2/1/2022	2,286,188
1,450M	6.75%, 2/1/2024	1,489,875
1,050M	Intesa Sanpaolo SpA, 5.017%, 6/26/2024 (a)	948,652
	Ladder Capital Finance Holdings, LLLP:
1,350M	5.25%, 3/15/2022 (a)	1,356,750
2,700M	5.25%, 10/1/2025 (a)	2,544,750
1,425M	LPL Holdings, Inc., 5.75%, 9/15/2025 (a)	1,394,719
2,650M	Navient Corp., 5.875%, 3/25/2021	2,722,822
	Park Aerospace Holdings:
1,400M	4.5%, 3/15/2023 (a)	1,370,250
2,025M	5.5%, 2/15/2024 (a)	2,080,688
	Springleaf Finance Corp.:
1,225M	7.75%, 10/1/2021	1,326,038
1,450M	5.625%, 3/15/2023	1,448,188
1,600M	6.875%, 3/15/2025	1,600,000
1,950M	7.125%, 3/15/2026	1,943,906
750M	UniCredit SpA, 5.861%, 6/19/2032 (a)	671,833
1,100M	Wand Merger Corp., 8.125%, 7/15/2023 (a)	1,154,780
		35,915,877
	Food/Beverage/Tobacco—2.1%
1,225M	Barry Callebault Services SA, 5.5%, 6/15/2023 (a)	1,283,187
375M	HLF Financing Sarl, LLC, 7.25%, 8/15/2026 (a)	381,563
2,050M	JBS USA LUX SA, 6.75%, 2/15/2028 (a)	2,039,750
	Pilgrim’s Pride Corp.:
250M	5.75%, 3/15/2025 (a)	241,875
1,825M	5.875%, 9/30/2027 (a)	1,733,750

Portfolio of Investments (continued)

FUND FOR INCOME

September 30, 2018

Principal Amount	Security	Value
	Food/Beverage/Tobacco (continued)
	Post Holdings, Inc.:
$1,725M	5.5%, 3/1/2025 (a)	$1,718,531
2,800M	5.75%, 3/1/2027 (a)	2,754,500
3,575M	Sigma Holdco BV, 7.875%, 5/15/2026 (a)	3,369,438
		13,522,594
	Forest Products/Containers—2.0%
4,750M	Ardagh Holdings USA, Inc., 7.25%, 5/15/2024 (a)	4,987,500
1,675M	BWAY Holding Co., 5.5%, 4/15/2024 (a)	1,651,969
	Mercer International, Inc.:
350M	7.75%, 12/1/2022	366,208
1,175M	6.5%, 2/1/2024	1,204,492
525M	5.5%, 1/15/2026	515,812
1,850M	Schweitzer-Mauduit International, Inc., 6.875%, 10/1/2026 (a)	1,891,625
2,175M	Sealed Air Corp., 6.875%, 7/15/2033 (a)	2,349,000
		12,966,606
	Gaming/Leisure—3.4%
2,725M	Boyd Gaming Corp., 6.875%, 5/15/2023	2,872,831
1,575M	Cedar Fair, LP, 5.375%, 6/1/2024	1,575,000
2,125M	IRB Holding Corp., 6.75%, 2/15/2026 (a)	2,087,813
575M	Lions Gate Entertainment Corp., 5.875%, 11/1/2024 (a)	592,250
1,650M	National CineMedia, LLC, 6%, 4/15/2022	1,678,875
3,650M	Scientific Games International, Inc., 5%, 10/15/2025 (a)	3,476,625
1,125M	Silversea Cruise Finance, Ltd., 7.25%, 2/1/2025 (a)	1,229,063
1,075M	Stars Group Holdings BV, 7%, 7/15/2026 (a)	1,111,754
	Viking Cruises, Ltd.:
4,150M	6.25%, 5/15/2025 (a)	4,170,750
1,150M	5.875%, 9/15/2027 (a)	1,125,045
1,675M	Wynn Las Vegas, LLC, 5.5%, 3/1/2025 (a)	1,622,656
		21,542,662

Principal Amount	Security	Value
	Health Care—7.7%
	Bausch Health Cos., Inc.:
$1,325M	7.5%, 7/15/2021 (a)	$1,353,156
1,000M	5.625%, 12/1/2021 (a)	1,000,000
400M	6.5%, 3/15/2022 (a)	417,000
3,375M	7%, 3/15/2024 (a)	3,574,125
2,150M	6.125%, 4/15/2025 (a)	2,047,875
2,225M	9%, 12/15/2025 (a)	2,403,000
975M	8.5%, 1/31/2027 (a)	1,026,188
	CHS/Community Health Systems, Inc.:
950M	5.125%, 8/1/2021	928,625
2,450M	6.25%, 3/31/2023	2,332,890
1,050M	Cimpress NV, 7%, 6/15/2026 (a)	1,072,187
5,575M	DaVita, Inc., 5.125%, 7/15/2024	5,407,750
	Endo Finance, LLC:
725M	7.25%, 1/15/2022 (a)	710,500
1,575M	6%, 7/15/2023 (a)	1,405,687
375M	6%, 2/1/2025 (a)	325,125
	HCA, Inc.:
3,600M	6.25%, 2/15/2021	3,762,000
1,800M	5.875%, 5/1/2023	1,903,500
900M	5.25%, 6/15/2026	928,125
775M	5.5%, 6/15/2047	787,594
	HealthSouth Corp.:
1,150M	5.125%, 3/15/2023	1,158,625
1,325M	5.75%, 11/1/2024	1,339,906
3,000M	inVentiv Group Holdings, Inc., 7.5%, 10/1/2024 (a)	3,187,500
1,175M	LifePoint Health, Inc., 5.375%, 5/1/2024	1,226,406
	Mallinckrodt Finance SB:
2,575M	5.75%, 8/1/2022 (a)	2,388,313
1,025M	5.5%, 4/15/2025 (a)	863,562
1,925M	Molina Healthcare, Inc., 5.375%, 11/15/2022	1,965,906
775M	MPH Operating Partnership, LP, 7.125%, 6/1/2024 (a)	806,000
1,775M	Polaris Intermediate Corp., 8.5%, 12/1/2022 (a)	1,840,657

Portfolio of Investments (continued)

FUND FOR INCOME

September 30, 2018

Principal Amount	Security	Value
	Health Care (continued)
$850M	RegionalCare Hospital Partners Holdings, Inc., 8.25%, 5/1/2023 (a)	$896,750
2,084M	Universal Hospital Services, Inc., 7.625%, 8/15/2020	2,089,210
		49,148,162
	Home-building—.3%
1,650M	William Lyon Homes, Inc., 6%, 9/1/2023	1,600,500
	Information Technology—5.0%
2,850M	Alliance Data Systems Corp., 5.375%, 8/1/2022 (a)	2,882,062
1,650M	CDW, LLC, 5%, 9/1/2025	1,647,525
3,025M	CommScope Technologies, LLC, 6%, 6/15/2025 (a)	3,130,875
	Diamond 1 Finance Corp.:
2,425M	5.875%, 6/15/2021 (a)	2,503,757
800M	7.125%, 6/15/2024 (a)	858,307
925M	J2 Cloud Services, LLC, 6%, 7/15/2025 (a)	953,906
	NCR Corp.:
1,960M	4.625%, 2/15/2021	1,945,300
1,975M	5.875%, 12/15/2021	2,002,156
1,000M	Nielsen Finance, LLC, 5%, 4/15/2022 (a)	977,500
1,875M	Nuance Communications, Inc., 6%, 7/1/2024	1,938,281
3,850M	Rackspace Hosting, Inc., 8.625%, 11/15/2024 (a)	3,754,135
1,225M	Sensata Technologies U.K. Financing Co., 6.25%, 2/15/2026 (a)	1,295,437
3,975M	Solera, LLC, 10.5%, 3/1/2024 (a)	4,362,563
1,750M	Symantec Corp., 5%, 4/15/2025 (a)	1,735,909
1,800M	Verscend Holding Corp., 9.75%, 8/15/2026 (a)	1,863,000
		31,850,713
	Manufacturing—2.2%
2,525M	ATS Automation Tooling Systems, Inc., 6.5%, 6/15/2023 (a)	2,619,687
700M	Boise Cascade Co., 5.625%, 9/1/2024 (a)	717,290
1,250M	Cloud Crane, LLC, 10.125%, 8/1/2024 (a)	1,371,875
2,925M	Grinding Media, Inc., 7.375%, 12/15/2023 (a)	3,051,477
2,050M	H&E Equipment Services, Inc., 5.625%, 9/1/2025	2,050,000

Principal Amount	Security	Value
	Manufacturing (continued)
$1,300M	Park-Ohio Industries, Inc., 6.625%, 4/15/2027	$1,339,000
3,025M	Wabash National Corp., 5.5%, 10/1/2025 (a)	2,896,438
		14,045,767
	Media-Broadcasting—2.2%
	Belo Corp.:
725M	7.75%, 6/1/2027	781,187
2,099M	7.25%, 9/15/2027	2,182,960
2,225M	LIN Television Corp., 5.875%, 11/15/2022	2,269,500
1,425M	Nexstar Broadcasting, Inc., 5.625%, 8/1/2024 (a)	1,398,281
	Sinclair Television Group, Inc.:
2,175M	5.375%, 4/1/2021	2,180,437
475M	5.625%, 8/1/2024 (a)	466,094
650M	5.875%, 3/15/2026 (a)	636,252
575M	5.125%, 2/15/2027 (a)	531,156
3,475M	Sirius XM Radio, Inc., 6%, 7/15/2024 (a)	3,609,656
		14,055,523
	Media-Cable TV—9.4%
	Altice Financing SA:
3,675M	6.625%, 2/15/2023 (a)	3,711,750
1,150M	7.5%, 5/15/2026 (a)	1,124,125
625M	Altice Finco SA, 7.625%, 2/15/2025 (a)	564,844
1,325M	Altice France SA, 8.125%, 2/1/2027 (a)	1,368,062
	Altice U.S. Finance I Corp.:
3,225M	5.375%, 7/15/2023 (a)	3,269,344
475M	5.5%, 5/15/2026 (a)	475,594
	AMC Networks, Inc.:
1,700M	5%, 4/1/2024	1,678,750
775M	4.75%, 8/1/2025	743,031
	CCO Holdings, LLC:
1,300M	5.25%, 9/30/2022	1,316,653
2,275M	5.125%, 2/15/2023	2,289,219
925M	5.75%, 9/1/2023	940,031

Portfolio of Investments (continued)

FUND FOR INCOME

September 30, 2018

Principal Amount	Security	Value
	Media-Cable TV (continued)
$3,675M	5.875%, 4/1/2024 (a)	$3,743,906
1,350M	5.125%, 5/1/2027 (a)	1,282,500
1,275M	5.875%, 5/1/2027 (a)	1,267,031
975M	5%, 2/1/2028 (a)	918,840
1,700M	Cequel Communications Holdings I, LLC, 7.75%, 7/15/2025 (a)	1,814,750
2,350M	Clear Channel International, 8.75%, 12/15/2020 (a)	2,437,420
	Clear Channel Worldwide Holdings, Inc.:
2,900M	Series “A”, 6.5%, 11/15/2022	2,968,875
3,775M	Series “B”, 6.5%, 11/15/2022	3,859,938
	CSC Holdings, LLC:
4,800M	10.125%, 1/15/2023 (a)	5,263,200
1,475M	6.625%, 10/15/2025 (a)	1,557,969
3,500M	10.875%, 10/15/2025 (a)	4,077,500
	DISH DBS Corp.:
1,650M	5%, 3/15/2023	1,503,563
1,750M	5.875%, 11/15/2024	1,575,000
	Gray Television, Inc.:
350M	5.125%, 10/15/2024 (a)	339,062
1,575M	5.875%, 7/15/2026 (a)	1,565,156
4,280M	Midcontinent Communications & Finance Corp., 6.875%, 8/15/2023 (a)	4,500,634
725M	Netflix, Inc., 4.875%, 4/15/2028 (a)	682,406
3,225M	Numericable Group SA, 6.25%, 5/15/2024 (a)	3,188,719
		60,027,872
	Media-Diversified—1.2%
750M	E.W. Scripps Co., 5.125%, 5/15/2025 (a)	722,812
500M	LSC Communications, Inc., 8.75%, 10/15/2023 (a)	506,875
1,750M	Outdoor Americas Capital, LLC, 5.875%, 3/15/2025	1,774,063
4,525M	Tribune Media Co., 5.875%, 7/15/2022	4,626,813
		7,630,563

Principal Amount	Security	Value
	Metals/Mining—5.7%
$1,625M	AK Steel Corp., 7%, 3/15/2027	$1,568,125
1,480M	Allegheny Technologies, Inc., 7.875%, 8/15/2023	1,589,150
900M	Big River Steel, LLC, 7.25%, 9/1/2025 (a)	952,875
1,725M	Cleveland-Cliffs, Inc., 4.875%, 1/15/2024 (a)	1,703,438
	Commercial Metals Co.:
1,725M	4.875%, 5/15/2023	1,719,135
1,100M	5.375%, 7/15/2027	1,036,750
2,050M	CONSOL Mining Corp., 11%, 11/15/2025 (a)	2,326,750
1,550M	Constellium NV, 5.75%, 5/15/2024 (a)	1,548,062
2,275M	First Quantum Minerals, Ltd., 6.5%, 3/1/2024 (a)	2,090,156
3,000M	Joseph T. Ryerson & Son, Inc., 11%, 5/15/2022 (a)	3,270,000
1,375M	Mountain Province Diamonds, Inc., 8%, 12/15/2022 (a)	1,407,656
1,550M	Natural Resource Partners, LP, 10.5%, 3/15/2022	1,666,250
1,075M	Northwest Acquisitions, ULC, 7.125%, 11/1/2022 (a)	1,101,875
2,125M	Novelis, Inc., 5.875%, 9/30/2026 (a)	2,081,438
4,775M	SunCoke Energy Partners, LP, 7.5%, 6/15/2025 (a)	4,930,188
2,150M	Teck Resources, Ltd., 6%, 8/15/2040	2,203,750
2,100M	TMS International Corp., 7.25%, 8/15/2025 (a)	2,121,000
3,325M	United States Steel Corp., 6.25%, 3/15/2026	3,304,219
		36,620,817
	Real Estate—1.8%
	Geo Group, Inc.:
400M	5.125%, 4/1/2023	385,000
1,575M	6%, 4/15/2026	1,515,938
1,125M	Greystar Real Estate Partners, 5.75%, 12/1/2025 (a)	1,099,688
	Iron Mountain, Inc.:
875M	5.75%, 8/15/2024	868,438
1,800M	5.25%, 3/15/2028 (a)	1,678,500
1,350M	Lennar Corp., 4.875%, 12/15/2023	1,365,187
625M	MPT Operating Partnership, LP, 6.375%, 3/1/2024	656,250
1,500M	Sabra Health Care, LP, 5.125%, 8/15/2026	1,470,789

Portfolio of Investments (continued)

FUND FOR INCOME

September 30, 2018

Principal Amount	Security	Value
	Real Estate (continued)
$2,435M	VICI Properties 1, LLC, 8%, 10/15/2023	$2,699,806
		11,739,596
	Retail-General Merchandise—2.2%
	1011778 B.C., ULC:
2,875M	4.625%, 1/15/2022 (a)	2,885,781
1,750M	5%, 10/15/2025 (a)	1,680,017
	AmeriGas Partners, LP:
775M	5.625%, 5/20/2024	773,062
1,725M	5.5%, 5/20/2025	1,703,437
1,450M	J.C. Penney Co., Inc., 8.625%, 3/15/2025	978,750
1,075M	KFC Holding Co., LLC, 5%, 6/1/2024 (a)	1,068,959
1,575M	KGA Escrow, LLC, 7.5%, 8/15/2023 (a)	1,638,000
2,800M	L Brands, Inc., 6.75%, 7/1/2036	2,324,000
875M	SRS Distribution, Inc., 8.25%, 7/1/2026 (a)	859,688
		13,911,694
	Services—2.1%
2,125M	ADT Corp., 3.5%, 7/15/2022	2,018,750
75M	AECOM, 5.125%, 3/15/2027	73,425
2,450M	BlueLine Rental Finance Corp., 9.25%, 3/15/2024 (a)	2,581,687
	First Data Corp.:
1,725M	5.375%, 8/15/2023 (a)	1,755,619
850M	5%, 1/15/2024 (a)	858,500
2,250M	GW Honos Security Corp., 8.75%, 5/15/2025 (a)	2,202,187
1,378M	Prime Security Services Borrower, LLC, 9.25%, 5/15/2023 (a)	1,477,216
	United Rentals, Inc.:
975M	4.625%, 10/15/2025	948,188
1,225M	5.5%, 5/15/2027	1,214,281
		13,129,853
	Telecommunications—3.4%
2,425M	CenturyLink, Inc., 5.8%, 3/15/2022	2,479,563

Principal Amount	Security	Value
	Telecommunications (continued)
	Frontier Communications Corp.:
$2,625M	10.5%, 9/15/2022	$2,349,375
2,400M	11%, 9/15/2025	1,883,304
975M	8.5%, 4/1/2026 (a)	925,031
	GCI, Inc.:
2,023M	6.75%, 6/1/2021	2,050,816
3,850M	6.875%, 4/15/2025	4,000,304
1,575M	Qwest Corp., 7.25%, 9/15/2025	1,701,507
1,425M	Telecom Italia Capital SA, 7.2%, 7/18/2036	1,485,562
2,225M	Telesat Canada, 8.875%, 11/15/2024 (a)	2,386,313
	Zayo Group, LLC:
1,075M	6.375%, 5/15/2025	1,119,634
1,525M	5.75%, 1/15/2027 (a)	1,528,812
		21,910,221
	Transportation—1.3%
2,650M	BCD Acquisition, Inc., 9.625%, 9/15/2023 (a)	2,838,812
925M	Fly Leasing, Ltd., 6.375%, 10/15/2021	955,062
1,750M	Mobile Mini, Inc., 5.875%, 7/1/2024	1,780,625
2,375M	XPO Logistics, Inc., 6.125%, 9/1/2023 (a)	2,470,000
		8,044,499
	Utilities—3.7%
650M	AES Corp., 5.125%, 9/1/2027	658,125
	Calpine Corp.:
2,850M	5.75%, 1/15/2025	2,532,938
1,800M	5.25%, 6/1/2026 (a)	1,674,000
1,675M	Cheniere Corpus Christi Holdings, 5.125%, 6/30/2027	1,685,469
2,775M	Cheniere Energy Partners, LP, 5.25%, 10/1/2025	2,785,351
425M	Clearway Energy Operating, LLC, 5.75%, 10/15/2025 (a)(b)	429,537
1,850M	Drax Finco, PLC, 6.625%, 11/1/2025 (a)	1,877,750
2,100M	Dynegy, Inc., 7.375%, 11/1/2022	2,184,000
1,775M	Energy Transfer Partners, LP, 6.25%, 12/29/2049	1,711,766
271M	Indiantown Cogeneration Utilities, LP, 9.77%, 12/15/2020	288,712

Portfolio of Investments (continued)

FUND FOR INCOME

September 30, 2018

Principal Amount	Security	Value
	Utilities (continued)
$369M	NRG Energy, Inc., 6.25%, 7/15/2022	$381,620
1,125M	NRG Yield Operating, LLC, 5%, 9/15/2026	1,082,813
2,393M	NSG Holdings, LLC, 7.75%, 12/15/2025 (a)	2,635,238
2,375M	Targa Resources Partners, LP, 5.875%, 4/15/2026 (a)	2,461,094
1,675M	Terraform Power Operating, LLC, 5%, 1/31/2028 (a)	1,564,031
		23,952,444
	Waste Management—.5%
2,200M	Covanta Holding Corp., 5.875%, 7/1/2025	2,227,500
1,175M	GFL Environmental, Inc., 5.625%, 5/1/2022 (a)	1,142,688
		3,370,188
	Wireless Communications—4.7%
775M	Inmarsat Finance, PLC, 4.875%, 5/15/2022 (a)	775,000
	Intelsat Jackson Holdings SA:
5,000M	8%, 2/15/2024 (a)	5,275,000
2,050M	8.5%, 10/15/2024 (a)	2,075,113
	Level 3 Financing, Inc.:
2,150M	5.125%, 5/1/2023	2,168,812
1,475M	5.375%, 1/15/2024	1,477,567
5,750M	Sprint Communications, Inc., 6%, 11/15/2022	5,879,375
	Sprint Corp.:
4,575M	7.875%, 9/15/2023	4,946,719
950M	7.125%, 6/15/2024	988,000
650M	7.625%, 2/15/2025	690,950
1,325M	7.625%, 3/1/2026	1,406,156
4,250M	T-Mobile USA, Inc., 6%, 4/15/2024	4,414,688
		30,097,380
Total Value of Corporate Bonds (cost $575,807,836)		576,567,581
	LOAN PARTICIPATIONS†—7.4%
	Automotive—.5%
2,987M	Truck Hero, Inc., 5.9622%, 4/22/2024	2,994,656

Principal Amount	Security	Value
	Chemicals—1.0%
$3,226M	Avantor Performance Materials, 6.2422%, 11/21/2024	$3,267,703
3,225M	ColourOz Investment, 5.3416%, 9/7/2021	3,068,935
		6,336,638
	Energy—.7%
800M	California Resources Corp., 6.9622%, 12/31/2022	818,000
3,021M	Foresight Energy, LLC, 7.9922%, 3/28/2022	3,027,778
425M	Lotus Midstream, LLC, 3.25%, 9/26/2025 (b)	427,125
		4,272,903
	Financial Services—.3%
1,990M	NFP Corp., 5.2422%, 1/8/2024	1,996,589
	Food/Beverage/Tobacco—.5%
3,225M	Chobani, LLC, 5.7422%, 10/10/2023	3,157,589
	Gaming/Leisure—1.2%
2,600M	Dorna Sports SL, 5.3861%, 4/12/2024	2,574,000
2,275M	Sigma Bidco BV, 5.1138%, 7/2/2025	2,278,413
2,998M	Stars Group Holdings BV, 5.8861%, 7/10/2025 (b)	3,030,978
		7,883,391
	Health Care—1.0%
1,496M	Amneal Pharmaceuticals, LLC, 5.75%, 5/4/2025	1,510,548
	Heartland Dental, LLC:
349M	3.75%, 4/30/2025 (b)	349,436
2,322M	5.9922%, 4/30/2025	2,325,083
2,325M	Inovalon Holdings, Inc., 5.625%, 4/2/2025	2,326,453
		6,511,520
	Information Technology—.2%
1,613M	Solarwinds, Inc., 5.2422%, 2/5/2024	1,623,804
	Manufacturing—1.1%
3,234M	Filtration Group Corp., 5.2422%, 3/29/2025	3,256,790

Portfolio of Investments (continued)

FUND FOR INCOME

September 30, 2018

Principal Amount	Security		Value
	Manufacturing (continued)
$3,530M	GrafTech International, Ltd., 5.7422%, 2/12/2025		$3,528,678
			6,785,468
	Metals/Mining—.4%
2,673M	Big River Steel, LLC, 7.3861%, 8/23/2023		2,718,107
	Retail-General Merchandise—.3%
1,687M	Staples, Inc., 6.3431%, 9/12/2024		1,689,570
	Waste Management—.2%
1,321M	Gopher Resource, LLC, 5.4922%, 3/6/2025		1,327,258
Total Value of Loan Participations (cost $46,958,098)			47,297,493
Total Value of Investments (cost $622,765,934)		97.6%	623,865,074
Other Assets, Less Liabilities		2.4	15,277,046
Net Assets		100.0%	$639,142,120

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933 (see Note 4).

(b)	A portion or all of the security purchased on a when-issued or delayed delivery basis (see Note 1G).

†	Interest rates are determined and reset periodically. The interest rates above are the rates in effect at September 30, 2018.

Summary of Abbreviations:

LLLP	Limited Liability Limited Partnership

ULC	Unlimited Liability Corporation

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 –	Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 –

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2018:

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$576,567,581	$—	$576,567,581
Loan Participations	—	47,297,493	—	47,297,493
Total Investments in Securities*	$—	$623,865,074	$—	$623,865,074

*	The Portfolio of Investments provides information on the industry categorization of corporate bonds, loan participations.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended September 30, 2018. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements

Portfolio of Investments (continued)

FUND FOR INCOME

September 30, 2018

The dollar weighted average of credit ratings of all bonds held by the Fund during the fiscal year ended September 30, 2018, computed on a monthly basis, are set forth below. This information reflects the average composition of the Fund’s assets during the 2018 fiscal year and is not necessarily representative of the Fund as of the end of its 2018 fiscal year, the current fiscal year or at any other time in the future.

	Rated by Moody's	Comparable Quality of Unrated Securities to Bonds Rated by Moody's
Aaa	0.20%	0.00%
P-1	0.10	0.00
Baa1	0.05	0.00
Baa2	0.02	0.00
Baa3	0.47	0.00
Ba1	4.92	0.00
Ba2	7.38	0.00
Ba3	16.26	0.00
BBB-	0.00	0.34
BB+	0.00	0.23
BB	0.00	0.25
B+	0.00	0.18
B	0.00	0.03
B-	0.00	0.03
B1	20.83	0.00
B2	17.73	0.00
B3	21.44	0.00
Caa1	6.65	0.00
Caa2	2.73	0.00
Caa	0.01	0.00
Ca	0.02	0.00

Portfolio Manager’s Letter

GOVERNMENT CASH MANAGEMENT FUND

Dear Investor:

This is the annual report for the First Investors Government Cash Management Fund for the fiscal year ended September 30, 2018. During the period, the Fund’s return on a net asset value basis was 0.96% for Class A shares, 0.17% for Class B shares and 0.97% for Institutional shares, including dividends of 0.0096 cents per share for Class A shares, 0.0017 cents per share for Class B shares and 0.0097 cents per share for Institutional Class shares. The Fund maintained a $1.00 net asset value per share for each class of shares throughout the year.

Economic overview

The 12-month period ending September 30, 2018 saw a strong economic backdrop in the U.S., with upbeat corporate earnings reports, corporate tax cuts and record-high M&A activity. This was offset by disturbances coming from escalating trade tensions and a number of other geopolitical issues, including signs of political instability in Europe because of Italy, ongoing Brexit negotiations and debt concerns in Turkey and Argentina.

U.S. economic growth accelerated during the period, especially in the second quarter of 2018, benefiting from fiscal stimulus. The economy expanded at an annualized rate of 4.2% during the second quarter of 2018, its highest growth rate since the third quarter of 2014. The domestic labor market continued to tighten as it approaches full employment. The unemployment rate dropped to 3.7% in September, its lowest rate in 50 years; however, wage growth was sluggish. Inflation, which has been on the rise over the last year, reached 2.9% in June and July, helped by rising oil and gasoline prices, then slowed to 2.7% in August. Based on strong fundamentals, consumer confidence hit its highest level since 2000 during September.

Corporate earnings continued to improve, benefiting from topline growth and margin expansion due to lower taxes. Second quarter operating earnings per share for the S&P 500 Index rose 27% from a year ago, the fastest pace since 2010.

The Federal Reserve (the Fed), along with installing Jerome Powell as its new Chair in February, instituted four 25 basis point rate hikes during the last 12 months. Altogether, there have been eight hikes since the Fed began its tightening cycle in December 2015. The Fed is widely expected to maintain a gradual pace of rate hikes while it continues to steadily shrink its balance sheet.

The global economy remains strong, but growth has slowed and become less synchronized, especially in emerging markets. Monetary policies have started to be less accommodative as major central banks have already started, or are planning to gradually remove, their support.

Trade concerns, escalating tensions between the U.S. and China, coupled with several other geopolitical issues, heavily weighed on investors’ sentiment toward international markets, especially during the second quarter of 2018. This resulted in an underperformance of international markets, particularly emerging markets. By the end of September 2018, the U.S. had finalized trade agreements with Canada, Mexico, Japan, and South Korea. Presently, talks continue with China. The U.S. has imposed tariffs on approximately $250 billion of Chinese

Portfolio Manager’s Letter (continued)

GOVERNMENT CASH MANAGEMENT FUND

imports, while China has retaliated with tariffs on roughly $110 billion of U.S. exports to China. The tariffs’ rates are scheduled to increase next year from 10% to 25% if a deal isn’t reached.

Over the past several months, emerging markets experienced tightening financial conditions resulting from rising U.S. interest rates and a stronger U.S. dollar, as well as being hurt by structural weaknesses in several emerging market countries, such as Turkey and Argentina.

Bond market

The U.S. fixed income markets had mostly negative performance for the past 12 months, with the broad U.S. bond market (as measured by the ICE BofA ML U.S. Broad Market Index) returning -1.1%.

The review period began with a combination of stronger economic data and minimal inflation globally. The Fed began unwinding its balance sheet by $10 billion per month. By the end of 2017, Congress approved and signed into law the Tax Cuts and Jobs Act, leading to a “risk-on” sentiment in the markets. Pointing to strong U.S. economic data, the Fed hiked rates four times over the last 12 months and the U.S. Treasury curve continued to flatten. Volatility returned to the market as mixed signals surrounding the growth outlook surfaced, with strong U.S. growth activity on one hand offset by macro uncertainties associated with global trade on the other. By the end of September 2018, strength in U.S. economic growth, rising inflation and higher interest rates left most U.S. fixed income markets in negative territory.

Interest rates rose across the yield curve while the overall curve flattened. The 2-year U.S. Treasury note yield, which is very sensitive to changes in Fed policy, rose by 134 basis points (bps) to 2.82%, reaching its highest level in 10 years during the third quarter. The 10-year U.S. Treasury note yield, which is controlled by other factors, such as GDP, inflation and investor sentiment, rose by 73 bps to 3.06%.

Credit-sensitive fixed income asset classes were negatively impacted by wider credit spreads. With record debt issuance to support M&A activity, investment grade corporate bonds (as measured by the ICE BofA ML Corporate Master Index) returned -1.1% for the period. BBB-rated bonds continued to be the strongest performing sector in terms of credit quality among investment grade corporate bonds. Shorter duration (one to three years) corporate bonds significantly outperformed longer-duration (10+ years) securities.

Amid limited supply of new issues and strength in commodity-related sectors, the high yield bond market (as measured by the ICE BofA ML U.S. Cash Pay HY Constrained Index) was the strongest domestic fixed income market for the period, returning 2.4%.

Municipal bonds (as measured by the ICE BofA ML Municipal Master Index) returned 0.5%. After the municipal bond market saw record issuance in the fourth quarter of 2017, new issue supply was lower through September, which led to favorable supply-demand dynamics for the sector. As with other fixed income markets, shorter-term municipal bonds outperformed longer-term municipal bonds, particularly with reduced demand from banks as a result of lower corporate tax rates.

The Fund

Regulatory reforms that became effective in 2016 caused structural changes that continue to affect the money market. Many money market funds, including the Government Cash Management Fund, now to invest 100% of their assets in U.S. Treasury and government securities, the lowest risk investments available. Although these reform-driven-changes have likely suppressed returns for those who invest in these low risk products, they have also reduced certain types of risks to the investor. The Fund maintained a weighted average maturity of fewer than 60 days during the review period in order to comply with current Securities and Exchange Commission rules designed to limit interest rate risk.

While Foresters Investment Management Company, Inc. (FIMCO) expects the yield to shareholders to continue to increase in the near term, the yield is likely to remain relatively low, reflecting the projected path of interest rates. FIMCO continued to waive certain expenses during the period under review as a benefit to shareholders.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

Michael J. O’Keefe
Portfolio Manager

October 31, 2018

Fund Expenses (unaudited)

GOVERNMENT CASH MANAGEMENT FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 4 for a detailed explanation of the information presented in these examples.

Expense Example	Annualized Expense Ratio	Beginning Account Value (4/1/18)	Ending Account Value (9/30/18)	Expenses Paid During Period (4/1/18-9/30/18)*
Class A Shares	0.60%
Actual		$1,000.00	$1,006.40	$3.02
Hypothetical**		$1,000.00	$1,022.06	$3.04
Class B Shares	1.35%
Actual		$1,000.00	$1,001.74	$6.77
Hypothetical**		$1,000.00	$1,018.30	$6.83
Institutional Class Shares	0.60%
Actual		$1,000.00	$1,006.49	$3.02
Hypothetical**		$1,000.00	$1,022.06	$3.04

*

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived and/or assumed.

**	Assumed rate of return of 5% before expenses

Portfolio Composition

BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2018, and are based on the total market value of investments.

Portfolio of Investments

GOVERNMENT CASH MANAGEMENT FUND

September 30, 2018

Principal Amount	Security	Interest Rate*	Value
	SHORT-TERM U.S. GOVERNMENT OBLIGATIONS—52.0%
	U.S. Treasury Bills:
$7,500M	10/4/2018	1.91%	$7,498,804
8,500M	10/11/2018	1.93	8,495,428
1,100M	10/18/2018	1.96	1,098,982
8,000M	10/25/2018	1.97	7,989,463
2,000M	10/25/2018	2.01	1,997,316
7,000M	10/25/2018	2.08	6,990,305
5,000M	11/1/2018	2.00	4,991,333
3,600M	11/8/2018	2.03	3,592,291
1,000M	11/8/2018	2.03	997,853
7,500M	11/15/2018	2.02	7,481,005
1,500M	11/23/2018	2.09	1,495,378
2,500M	12/6/2018	2.02	2,490,689
2,500M	12/20/2018	2.10	2,488,322
7,000M	12/20/2018	2.12	6,967,000
5,000M	12/27/2018	2.08	4,974,767
2,000M	1/10/2019	2.10	1,988,148
5,000M	2/7/2019	2.16	4,961,188
1,500M	3/28/2019	2.17	1,483,850
2,000M	7/18/2019	2.41	1,961,183
Total Value of Short-Term U.S. Government Obligations (cost $79,943,305)			79,943,305
	VARIABLE AND FLOATING RATE NOTES—30.2%
	Federal Farm Credit Bank:
5,000M	10/19/2018	2.33	5,000,606
1,715M	4/3/2019	2.04	1,715,188
2,058M	4/24/2019	2.17	2,058,485
	Federal Home Loan Bank:
5,000M	10/5/2018	1.97	5,000,000
4,000M	10/10/2018	2.00	4,000,001
10,000M	10/19/2018	2.03	9,999,933
6,525M	10/26/2018	2.13	6,525,631

Portfolio of Investments (continued)

GOVERNMENT CASH MANAGEMENT FUND

September 30, 2018

Principal Amount	Security	Interest Rate*	Value
$6,500M	4/9/2019	2.01%	$6,495,680
5,700M	7/5/2019	2.18	5,705,462
Total Value of Variable and Floating Rate Notes (cost $46,500,986)			46,500,986
	SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATIONS—17.4%
3,600M	Federal Farm Credit Bank, 11/1/2018	0.97	3,596,882
	Federal Home Loan Bank:
5,700M	10/12/2018	2.06	5,696,411
2,900M	10/19/2018	1.99	2,897,089
10,000M	11/20/2018	2.12	9,970,536
4,600M	11/30/2018	2.13	4,583,659
Total Value of Short-Term U.S. Government Agency Obligations (cost $26,744,577)			26,744,577
Total Value of Investments (cost $153,188,868)**		99.6%	153,188,868
Other Assets, Less Liabilities		.4	608,547
Net Assets		100.0%	$153,797,415

*

The interest rates shown are the effective rates at the time of purchase by the Fund. The interest rates shown on variable and floating rate notes are adjusted periodically; the rates shown are the rates in effect at September 30, 2018.

**	Aggregate cost for federal income tax purposes is the same.

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 –	Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 –

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2018:

	Level 1	Level 2	Level 3	Total
Short-Term U.S. Government Obligations	$—	$79,943,305	$—	$79,943,305
Variable and Floating Rate Notes:
U.S. Government Agency Obigations	—	46,500,986	—	46,500,986
Short-Term U.S. Government Agency Obigations	—	26,744,577	—	26,744,577
Total Investments in Securities	$—	$153,188,868	$—	$153,188,868

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended September 30, 2018. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements

Portfolio Managers’ Letter

INTERNATIONAL OPPORTUNITIES BOND FUND

Dear Investor:

This is the annual report for the First Investors International Opportunities Bond Fund for the fiscal year ended September 30, 2018. During the period, the Fund’s return on a net asset value basis was -4.50% for Class A shares, -4.17% for Advisor Class shares and -4.03% for Institutional Class shares, including dividends of 29.7 cents per share on Class A shares, 30.4 cents per share for Advisor Class shares and 29.6 cents per share for Institutional Class shares.

The Fund

The Fund’s performance for the year ending September 30, 2018 lagged its benchmark, the FTSE World Government Bond ex-U.S. Index, which returned -1.57%. The largest headwind to absolute returns for both the Fund and the benchmark has been the strong dollar environment that has persisted over the last 12 months and that has led to negative absolute returns for the majority of non-dollar based investments.

Our overweight to local currency developing market bonds with attractive real yields relative to the low and negative yielding developed market bonds which dominate the index led to the majority of the Fund’s underperformance relative to the index. Longer-dated Mexican bonos were the largest detractor for the period. However, our exposure to the country’s currency offset about a third of the negative performance as the peso benefited from appreciation in the first quarter of 2018, along with the recovery after the negotiation of the new U.S.-Mexico-Canada (USMCA) trade agreement. Political uncertainty during the year sparked a risk-off rally in core European sovereign bonds, such as German bunds and French OATs, and a selloff in Italian BTPs. Avoiding exposure to Italian bonds was accretive to relative Fund performance, but the lack of exposure to the typical safe haven bond markets detracted. Additionally, softening economic data and political risks in the eurozone weighed on the euro and not having exposure to the currency was the greatest source of relative contribution during the period, as was our Japanese yen underweight. One of our peripheral European exposures, the Swedish krona, detracted from relative returns. The currency was impacted by a host of factors, including soft economic data, a weak housing market, a dovish central bank and the open economy’s strong ties to global trade.

As one of the canaries in the coal mine for emerging markets, our Turkish bonds and lira exposure negatively impacted performance. Although President Erdogan’s re-election during the period was priced into the markets, the Turkish lira fell against almost every currency. Turkey’s central bank did not act quickly enough to defend the currency, and coupled with U.S. sanctions, caused investors to punish the lira. The decline in the Brazilian real and sovereign bond prices during the period signaled the market’s unwillingness to overlook political risk in favor of incipient positive economic data; unhedged exposure to 10-year Brazilian sovereign bonds detracted from performance for the period. Another notable currency was the South African rand, which ended the period as a positive contributor, despite its recent decline off of the emerging market sell off and weaker economic data.

Heading into the final quarter of the year, the Fund largely retains its overall structure: underweight global duration, but with duration concentrated mainly in select emerging markets.

Heavy weightings continue in Mexico, Brazil, South Africa, and Indonesia with underweights to the U.S. dollar, the euro, and the yen in favor of the emerging world. Mexican markets have rallied with the election of President Andrés Manuel López Obrador, who is proving to be a pragmatic leader, so far.

The Fund is aligned with our thesis of peak macro divergence. A constructive unwinding of this divergence would imply a macro upswing in investment performance. It would begin with stabilization in the dollar and a shift toward risk assets in emerging markets to capture the stabilization in the global economy and uptrend in global trade. This sequence of events would be particularly beneficial to the Fund since real rate spreads with emerging market bond markets are often reflective of solvency risk. A better global growth story diminishes this risk and should reduce the spread between the low or negative real yields in the developing markets and positive real yields in emerging markets.

The Fund is also aligned with the opportunity set generated by considerations for value. This year’s weakness in emerging market currencies and bond markets reflects a bond and currency price profile of extreme economic pessimism regarding the outlook. Real bond yield spreads in some instances are signaling recession risks across some of these countries. Our view on the global outlook, which includes the prospect for global divergences to crest and then begin to converge gradually, implies a more constructive outcome than what is currently reflected in current pricing.

This year’s surge in the U.S. dollar is both a manifestation of the divergence in the global economy that has evolved this year, as well as a corrective mechanism. Our analysis shows that the dollar is expensive, the duration of this bull market has been about as long as most previous cycles, and U.S. profit growth from abroad has started to roll over. This year’s decline in the CRB Commodity Index is another indication that the dollar has become overly strong.

Notwithstanding our generally optimistic view on global growth and its underlying component trends, volatility is likely to continue this year and possibly early into next year. The Federal Reserve is expected to tighten until an event or market reaction sends the message to pause. Likewise, the escalation of the tariff war with China will continue until an event reduces this tension or the market reaction to the threat of tariffs sends a signal to the administration to ease up on the pressure. Overall, however, our approach and positioning reflects our views that the information risk of a global trade war is well incorporated into the valuations of emerging market bonds and currencies.

Portfolio Managers’ Letter (continued)

INTERNATIONAL OPPORTUNITIES BOND FUND

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

Stephen S. Smith	Jack P. McIntyre, CFA
Managing Director & Portfolio Manager	Portfolio Manager

David F. Hoffman, CFA	Anujeet Sareen, CFA
Managing Director& Portfolio Manager	Portfolio Manager

October 31, 2018

Fund Expenses (unaudited)

INTERNATIONAL OPPORTUNITIES BOND FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 4 for a detailed explanation of the information presented in these examples.

Expense Example	Annualized Expense Ratio	Beginning Account Value (4/1/18)	Ending Account Value (9/30/18)	Expenses Paid During Period (4/1/18-9/30/18)*
Class A Shares	1.39%
Actual		$1,000.00	$ 919.37	$ 6.69
Hypothetical**		$1,000.00	$ 1,018.10	$ 7.03
Advisor Class Shares	1.07%
Actual		$1,000.00	$ 921.08	$ 5.15
Hypothetical**		$1,000.00	$ 1,019.71	$ 5.42
Institutional Class Shares	0.92%
Actual		$1,000.00	$ 922.44	$ 4.43
Hypothetical**		$1,000.00	$ 1,020.46	$ 4.66

*

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived and/or assumed.

**	Assumed rate of return of 5% before expenses

Portfolio Composition

BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2018, and are based on the total market value of investments.

Cumulative Performance Information (unaudited)

INTERNATIONAL OPPORTUNITIES BOND FUND

Comparison of change in value of $10,000 investment in the First Investors International Opportunities Bond Fund (Class A shares) and the FTSE World Government Bond Index (WGBI).

	Average Annual Total Returns*
N.A.V. Only	Class A	Advisor Class	Institutional Class	FTSE World Government Bond Index (WGBI)
One Year	-4.50%	-4.17%	-4.03%	-1.57%
Five Years	0.09%	0.36%	0.56%	-0.23%
Since Inception**	0.35%	-0.09%	0.10%	-0.50%†

S.E.C. Standardized	Class A	Advisor Class	Institutional Class
One Year	-8.37%	-4.17%	-4.03%
Five Years	-0.73%	0.36%	0.56%
Since Inception**	-0.32%	-0.09%	0.10%
S.E.C 30-Day Yield***	2.51%	2.94%	3.08%

The graph compares a $10,000 investment in the First Investors International Opportunities Bond Fund (Class A shares) beginning 8/20/12 (commencement of operations) with a theoretical investment in the FTSE World Government Bond Index (WGBI). The Index encompasses an all-inclusive universe of institutionally traded bonds, including all fixed-rate bonds with remaining maturities of one year or longer with amounts outstanding of at least the equivalent of $25 million. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested. Advisor Class shares and Institutional Class shares performance will be greater than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

*	Average Annual Total Return figures (for the periods ended 9/30/18) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the current maximum sales charge of 4% and assume the current sales charge of 4% was in effect at the beginning of the stated periods (prior to 6/12/17, the maximum sales charge was 5.75%). The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for Five Years and Since Inception would have been -.77% and -.45%, respectively. The Advisor Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been -.48%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from FTSE Russell and all other figures are from Foresters Investment Management Company, Inc.

**	The Since Inception returns for Class A shares are for the period beginning 8/17/12 (commencement of operations). The returns for Advisor Class shares and Institutional Class shares are for the periods beginning 4/1/13 (commencement of operations for those classes).

***	The S.E.C. 30-Day Yield shown is for September 2018.

†	The Index return is since the inception of Class A shares. The Index return since inception of the Advisor Class and Institutional Class shares is -.13%.

Portfolio of Investments

INTERNATIONAL OPPORTUNITIES BOND FUND

September 30, 2018

Principal Amount		Security	Value
		SOVEREIGN BONDS—51.7%
		Mexico—13.5%
		United Mexican States:
288M	MXN	7.75%, 11/23/2034	$1,494,556
1,324M	MXN	7.75%, 11/13/2042	6,815,904
533M	MXN	8%, 11/7/2047	2,815,766
822M	MXN	8.5%, 5/31/2029	4,561,498
851M	MXN	8.5%, 11/18/2038	4,733,795
			20,421,519
		Malaysia—7.4%
		Federation of Malaysia:
14,190M	MYR	3.48%, 3/15/2023	3,378,646
1,750M	MYR	3.62%, 11/30/2021	423,030
7,020M	MYR	3.659%, 10/15/2020	1,704,346
8,435M	MYR	3.882%, 3/10/2022	2,055,244
5,330M	MYR	3.899%, 11/16/2027	1,264,308
890M	MYR	3.9%, 11/30/2026	211,635
2,405M	MYR	3.955%, 9/15/2025	579,607
6,540M	MYR	4.048%, 9/30/2021	1,599,311
			11,216,127
		Poland—7.3%
		Republic of Poland:
19,220M	PLN	Zero Coupon, 4/25/2019 (Effective yield 1.551%) (d)	5,181,392
14,085M	PLN	1.5%, 4/25/2020	3,827,416
7,330M	PLN	3.25%, 7/25/2019	2,021,377
			11,030,185
		South Africa—5.1%
		Republic of South Africa:
54,690M	ZAR	6.5%, 2/28/2041	2,695,778
81,055M	ZAR	8.75%, 2/28/2048	5,096,728
			7,792,506

Principal Amount		Security	Value
		Colombia—4.4%
18,540,000M	COP	Titulos De Tesoreria, 7.5%, 8/26/2026	$6,591,268
		United Kingdom—4.1%
4,760M	GBP	United Kingdom Gilt, 1.75%, 7/22/2019	6,251,990
		Brazil—3.8%
25M	BRL	Nota Do Tesouro Nacional, 10%, 1/1/2027	5,732,769
		Indonesia—2.6%
		Republic of Indonesia:
34,800,000M	IDR	8.375%, 3/15/2034	2,301,253
23,800,000M	IDR	9%, 3/15/2029	1,679,215
			3,980,468
		Peru—1.8%
8,570M	PEN	Bonos De Tesoreria, 6.15%, 8/12/2032 (e)	2,652,815
		Australia—1.7%
3,625M	AUD	Commonwealth of Australia, 2.75%, 10/21/2019	2,642,782
Total Value of Sovereign Bonds (cost $92,829,345)			78,312,429
		CORPORATE BONDS—22.5%
		United States—19.4%
2,490M	USD	Caterpillar Financial Service, 2.5641%, 3/15/2021 (a)	2,494,955
2,100M	USD	Citibank NA, 2.688%, 2/12/2021 (a)	2,101,363
1,650M	USD	Citigroup, Inc., 3.1214%, 1/10/2020 (a)	1,661,758
2,395M	USD	Daimler Finance NA, LLC, 2.7596%, 2/22/2021 (a)(b)	2,397,031
		Ford Motor Credit Co., LLC:
2,055M	USD	3.3386%, 1/9/2020 (a)	2,063,366
930M	USD	3.1473%, 4/5/2021 (a)	924,479
2,505M	USD	General Motors Financial Co., Inc., 3.3663%, 4/13/2020 (a)	2,521,155
4,180M	USD	Goldman Sachs Group, Inc., 3.0603%, 2/23/2023 (a)	4,199,103
1,505M	USD	HP Enterprise Co., 6.35%, 10/15/2045	1,551,598
		Metropolitan Life Global Funding I:
1,410M	USD	2.5588%, 9/19/2019 (a)(b)	1,411,441

Portfolio of Investments (continued)

INTERNATIONAL OPPORTUNITIES BOND FUND

September 30, 2018

Principal Amount		Security	Value
		United States (continued)
2,290M	USD	2.5686%, 1/8/2021 (a)(b)	$2,292,201
2,410M	USD	NBCUniversal Enterprise, Inc., 2.7374%, 4/1/2021 (a)(b)	2,416,095
1,555M	USD	New York Life Global Funding, 2.556%, 10/1/2020 (a)(b)(c)	1,556,348
1,760M	USD	Wells Fargo & Co., 3.3599%, 7/26/2021 (a)	1,791,402
			29,382,295
		Australia—1.9%
1,395M	USD	Macquarie Bank, Ltd., 2.6873%, 4/4/2019 (a)(b)	1,396,009
1,500M	USD	National Australia Bank, Ltd., 2.8196%, 5/22/2020 (a)(b)	1,507,108
			2,903,117
		Germany—1.2%
1,825M	USD	BMW U.S. Capital, LLC, 2.7173%, 4/6/2020 (a)(b)	1,830,298
Total Value of Corporate Bonds (cost $33,939,798)			34,115,710
		U.S. GOVERNMENT OBLIGATIONS—12.2%
		United States
		U.S. Treasury Notes:
8,160M	USD	2.2251%, 4/30/2020 (a)	8,162,097
3,100M	USD	2.2521%, 7/31/2019 (a)	3,102,557
7,230M	USD	2.2621%, 4/30/2019 (a)	7,235,712
Total Value of U.S. Government Obligations (cost $18,492,628)			18,500,366
		GOVERNMENT REGIONAL AGENCY—3.7%
		Australia
1,010M	AUD	New South Wales Treasury Corp., 3.5%, 3/20/2019	735,361
3,700M	AUD	Queensland Treasury Corp., 4%, 6/21/2019 (e)	2,713,008
2,740M	AUD	Western Australia Treasury Corp., 7%, 10/15/2019	2,080,454
Total Value of Government Regional Agency (cost $6,007,784)			5,528,823
		SUPRANATIONALS—3.6%
		United States—2.9%
4,410M	USD	Inter-American Development Bank, 2.2767%, 10/9/2020 (a)	4,406,763

Principal Amount		Security	Value
		Venezuela—.7%
1,075M	USD	Corp. Andina De Formento, 2%, 5/10/2019	$1,069,949
Total Value of Supranational (cost $5,481,423)			5,476,712
		GOVERNMENT SOVEREIGN AGENCY—1.3%
		Norway
1,872M	USD	Kommunalbanken AS, 2.6641%, 6/16/2020 (cost $1,882,801) (a)(b)	1,883,367

Total Value of Investments (cost $158,633,779)	95.0%	143,817,407
Other Assets, Less Liabilities	5.0	7,601,673
Net Assets	100.0%	$151,419,080

(a)	Interest rates are determined and reset periodically. The interest rates above are the rates in effect at September 30, 2018.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933 (see Note 4).

(c)	A portion or all of the security purchased on a when-issued or delayed delivery basis (see Note 1G).

(d)	The effective yields shown for zero coupon obligations are the effective yields at September 30, 2018.

(e)	Security exempt from registration under Regulation S of the Securities Act of 1933 (see Note 4).

Portfolio of Investments (continued)

INTERNATIONAL OPPORTUNITIES BOND FUND

September 30, 2018

At September 30, 2018, International Opportunities Bond Fund has open foreign exchange contracts as described below.

The unrealized appreciation (depreciation) on the open contracts were as follows:

International Opportunities Bond Fund

Counterparty	Settlement Date	Foreign Currency	Receive (Deliver)	Asset	Liability	Unrealized Appreciation (Depreciation)
HSBC	10/5/18	ZAR	(60,800,000)	$4,299,478	$4,458,851	$159,373
HSBC	10/5/18	ZAR	32,900,000	2,464,130	2,326,527	(137,603)
HSBC	10/5/18	ZAR	27,900,000	2,070,496	1,972,951	(97,545)
HSBC	10/12/18	TRY	13,000,000	2,685,340	2,154,065	(531,275)
HSBC	10/12/18	TRY	(3,800,000)	629,650	766,222	136,572
HSBC	10/12/18	TRY	(2,500,000)	414,243	496,126	81,883
HSBC	10/12/18	TRY	(1,800,000)	298,255	353,857	55,602
HSBC	10/12/18	TRY	(1,900,000)	314,825	364,152	49,327
HSBC	10/12/18	TRY	(1,500,000)	248,546	286,167	37,621
HSBC	10/12/18	TRY	(1,500,000)	248,546	281,352	32,806
GS	10/16/18	CAD	11,980,000	9,144,061	9,274,958	130,897
MSD	10/17/18	PLN	(3,580,000)	971,032	972,351	1,319
HSBC	7/31/18	TRY	(1,500,000)	248,546	296,566	48,020
HSBC	8/7/18	TRY	(3,500,000)	579,940	639,199	59,259
HSBC	8/8/18	TRY	(800,000)	132,558	146,202	13,644
GS	8/29/18	TRY	1,300,000	197,646	215,406	17,760
HSBC	9/19/18	TRY	4,500,000	706,326	745,638	39,312
HSBC	7/17/18	NOK	18,500,000	2,288,358	2,273,076	(15,282)
HSBC	7/20/18	SEK	33,300,000	3,781,470	3,746,878	(34,592)
JPM	8/7/18	JPY	1,054,000,000	9,556,883	9,276,536	(280,347)
HSBC	8/8/18	NOK	40,100,000	4,893,347	4,927,047	33,700
MSD	8/13/18	AUD	5,900,000	4,291,837	4,264,824	(27,013)
HSBC	8/15/18	SEK	52,700,000	5,752,270	5,929,743	177,473
CITI	9/13/18	GBP	8,710,000	11,456,524	11,352,676	(103,848)
HSBC	9/18/18	SEK	72,400,000	8,219,194	8,146,365	(72,829)
Net unrealized appreciation (depreciation) on open foreign exchange contracts						$(225,766)

A summary of abbreviations for counterparties to foreign exchange contracts are as follows:

CITI	Citigroup Global Markets

GS	Goldman Sachs & Co.

HSBC	HSBC Bank USA N.A.

JPM	J.P. Morgan Securities, Inc.

MSD	Morgan Stanley

Summary of Abbreviations:

AUD	Australian Dollar

BRL	Brazillian Real

CAD	Canadian Dollar

COP	Colombian Peso

GBP	British Pound

IDR	Indonesian Rupiah

JPY	Japanese Yen

MXN	Mexican Peso

MYR	Malaysian Ringgit

NOK	Norwegian Krone

PEN	Peruvian Sol

PLN	Polish Zloty

SEK	Swedish Krona

TRY	Turkish Lira

USD	United States Dollar

ZAR	South African Rand

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 –	Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 –

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

There were no transfers into or from Level 1 and Level 2 by the Fund during the period ended September 30, 2018. Transfers, if any, between Levels are recognized at the end of the reporting period.

Portfolio of Investments (continued)

INTERNATIONAL OPPORTUNITIES BOND FUND

September 30, 2018

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2018:

	Level 1	Level 2	Level 3	Total
Sovereign Bonds
Mexico	$—	$20,421,519	$—	$20,421,519
Malaysia	—	11,216,127	—	11,216,127
Poland	—	11,030,185	—	11,030,185
South Africa	—	7,792,506	—	7,792,506
Colombia	—	6,591,268	—	6,591,268
United Kingdom	—	6,251,990	—	6,251,990
Brazil	—	5,732,769	—	5,732,769
Indonesia	—	3,980,468	—	3,980,468
Peru	—	2,652,815	—	2,652,815
Australia	—	2,642,782	—	2,642,782
Corporate Bonds
United States	—	29,382,295	—	29,382,295
Australia	—	2,903,117	—	2,903,117
Germany	—	1,830,298	—	1,830,298
U.S. Government Obligations
United States	—	18,500,366	—	18,500,366
Government Regional Agency
Australia	—	5,528,823	—	5,528,823
Supranational
United States	—	4,406,763	—	4,406,763
Venezuela	—	1,069,949	—	1,069,949
Government Sovereign Agency
Norway	—	1,883,367	—	1,883,367
Total Investments in Securities	$—	$143,817,407	$—	$143,817,407
Other Financial Instruments*	$—	$(225,766)	$—	$(225,766)

*	Other financial instruments are foreign exchange contracts and are considered derivative instruments, which are valued at the net unrealized depreciation on the instrument.

During the year ended September 30, 2018, there were no transfers between Level 1 investments and Level 2 investments that had a material impact to the Fund. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements

Portfolio Manager’s Letter

INVESTMENT GRADE FUND

Dear Investor:

This is the annual report for the First Investors Investment Grade Fund for the fiscal year ended September 30, 2018. During the period, the Fund’s return on a net asset value basis was -1.69% for Class A shares, -2.50% for Class B shares, -1.25% for Advisor Class shares and -1.18% for Institutional Class shares, including dividends of 32.8 cents per share on Class A shares, 24.2 cents per share on Class B shares, 36.0 cents per share on Advisor Class shares and 36.7 cents per share on Institutional Class shares.

Economic overview

The 12-month period ending September 30, 2018 saw a strong economic backdrop in the U.S., with upbeat corporate earnings reports, corporate tax cuts and record-high M&A activity. This was offset by disturbances coming from escalating trade tensions and a number of other geopolitical issues, including signs of political instability in Europe because of Italy, ongoing Brexit negotiations and debt concerns in Turkey and Argentina.

U.S. economic growth accelerated during the period, especially in the second quarter of 2018, benefiting from fiscal stimulus. The economy expanded at an annualized rate of 4.2% during the second quarter of 2018, its highest growth rate since the third quarter of 2014. The domestic labor market continued to tighten as it approaches full employment. The unemployment rate dropped to 3.7% in September, its lowest rate in 50 years; however, wage growth was sluggish. Inflation, which has been on the rise over the last year, reached 2.9% in June and July, helped by rising oil and gasoline prices, then slowed to 2.7% in August. Based on strong fundamentals, consumer confidence hit its highest level since 2000 during September.

Corporate earnings continued to improve, benefiting from topline growth and margin expansion due to lower taxes. Second quarter operating earnings per share for the S&P 500 Index rose 27% from a year ago, the fastest pace since 2010.

The Federal Reserve (the Fed), along with installing Jerome Powell as its new Chair in February, instituted four 25 basis point rate hikes during the last 12 months. Altogether, there have been eight hikes since the Fed began its tightening cycle in December 2015. The Fed is widely expected to maintain a gradual pace of rate hikes while it continues to steadily shrink its balance sheet.

The global economy remains strong, but growth has slowed and become less synchronized, especially in emerging markets. Monetary policies have started to be less accommodative as major central banks have already started, or are planning to gradually remove, their support.

Trade concerns, escalating tensions between the U.S. and China, coupled with several other geopolitical issues, heavily weighed on investors’ sentiment toward international markets, especially during the second quarter of 2018. This resulted in an underperformance of international markets, particularly emerging markets. By the end of September 2018, the U.S. had finalized trade agreements with Canada, Mexico, Japan, and South Korea. Presently, talks continue with China. The U.S. has imposed tariffs on approximately $250 billion of Chinese

Portfolio Manager’s Letter (continued)

INVESTMENT GRADE FUND

imports, while China has retaliated with tariffs on roughly $110 billion of U.S. exports to China. The tariffs’ rates are scheduled to increase next year from 10% to 25% if a deal isn’t reached.

Over the past several months, emerging markets experienced tightening financial conditions resulting from rising U.S. interest rates and a stronger U.S. dollar, as well as being hurt by structural weaknesses in several emerging market countries, such as Turkey and Argentina.

Bond market

The U.S. fixed income markets had mostly negative performance for the past 12 months, with the broad U.S. bond market (as measured by the ICE BofA ML U.S. Broad Market Index) returning -1.1%.

The review period began with a combination of stronger economic data and minimal inflation globally. The Fed began unwinding its balance sheet by $10 billion per month. By the end of 2017, Congress approved and signed into law the Tax Cuts and Jobs Act, leading to a “risk-on” sentiment in the markets. Pointing to strong U.S. economic data, the Fed hiked rates four times over the last 12 months and the U.S. Treasury curve continued to flatten. Volatility returned to the market as mixed signals surrounding the growth outlook surfaced, with strong U.S. growth activity on one hand offset by macro uncertainties associated with global trade on the other. By the end of September 2018, strength in U.S. economic growth, rising inflation and higher interest rates left most U.S. fixed income markets in negative territory.

Interest rates rose across the yield curve while the overall curve flattened. The 2-year U.S. Treasury note yield, which is very sensitive to changes in Fed policy, rose by 134 basis points (bps) to 2.82%, reaching its highest level in 10 years during the third quarter. The 10-year U.S. Treasury note yield, which is controlled by other factors, such as GDP, inflation and investor sentiment, rose by 73 bps to 3.06%.

Credit-sensitive fixed income asset classes were negatively impacted by wider credit spreads. With record debt issuance to support M&A activity, investment grade corporate bonds (as measured by the ICE BofA ML Corporate Master Index) returned -1.1% for the period. BBB-rated bonds continued to be the strongest performing sector in terms of credit quality among investment grade corporate bonds. Shorter duration (one to three years) corporate bonds significantly outperformed longer-duration (10+ years) securities.

Amid limited supply of new issues and strength in commodity-related sectors, the high yield bond market (as measured by the ICE BofA ML U.S. Cash Pay HY Constrained Index) was the strongest domestic fixed income market for the period, returning 2.4%.

Municipal bonds (as measured by the ICE BofA ML Municipal Master Index) returned 0.5%. After the municipal bond market saw record issuance in the fourth quarter of 2017, new issue supply was lower through September, which led to favorable supply-demand dynamics for the sector. As with other fixed income markets, shorter-term municipal bonds outperformed longer-term municipal bonds, particularly with reduced demand from banks as a result of lower corporate tax rates.

The Fund

The Fund primarily invests in investment grade fixed income securities. During the review period, the majority of the Fund’s assets were invested in investment grade corporate bonds. The Fund also had as much as 5.0% of its assets invested in high yield securities and less than 1.0% invested in U.S. Treasurys.

The Fund underperformed its benchmark, the Bank of America Merrill Lynch U.S. Corporate Master Index, during the reporting period. The Fund’s underperformance was a result of its overweight allocation to the Financial sector of the corporate bond market. In addition, the Fund’s overweight in the Basic Industry sector detracted from relative performance. The Fund’s underperformance was somewhat mitigated by its underweight in corporate bonds with maturities greater than 10 years, which had the weakest returns during the review period. The Fund further benefited from its exposure to high yield bonds, which outperformed all other fixed income asset classes.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

Rajeev Sharma
Portfolio Manager and
Director of Fixed Income,
Foresters Investment Management Company, Inc.

October 31, 2018

Fund Expenses (unaudited)

INVESTMENT GRADE FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 4 for a detailed explanation of the information presented in these examples.

Expense Example	Annualized Expense Ratio	Beginning Account Value (4/1/18)	Ending Account Value (9/30/18)	Expenses Paid During Period (4/1/18-9/30/18)*
Class A Shares	1.07%
Actual		$1,000.00	$ 998.31	$ 5.36
Hypothetical**		$1,000.00	$ 1,019.71	$ 5.42
Class B Shares	1.94%
Actual		$1,000.00	$ 993.82	$ 9.70
Hypothetical**		$1,000.00	$ 1,015.34	$ 9.80
Advisor Class Shares	0.72%
Actual		$1,000.00	$ 1,000.16	$ 3.61
Hypothetical**		$1,000.00	$1,021.46	$ 3.65
Institutional Class Shares	0.64%
Actual		$1,000.00	$ 1,000.56	$ 3.21
Hypothetical**		$1,000.00	$ 1,021.86	$ 3.24

*

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

**	Assumed rate of return of 5% before expenses

Portfolio Composition

TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2018, and are based on the total market value of investments.

Cumulative Performance Information (unaudited)

INVESTMENT GRADE FUND

Comparison of change in value of $10,000 investment in the First Investors Investment Grade Fund (Class A shares) and the Bank of America (“BofA”) Merrill Lynch U.S. Corporate Master Index.

	Average Annual Total Returns*
N.A.V. Only	Class A	Class B	Advisor Class	Institutional Class	BofA Merrill Lynch U.S. Corporate Master Index
One Year	-1.69%	-2.50%	-1.25%	-1.18%	-1.10%
Five Years	2.49%	1.56%	2.75%	2.83%	3.56%
Ten Years or Since Inception**	5.35%	4.76%	2.02%	2.17%	6.27%†

S.E.C. Standardized	Class A	Class B	Advisor Class	Institutional Class
One Year	-5.60%	-6.30%	-1.25%	-1.18%
Five Years	1.65%	1.21%	2.75%	2.83%
Ten Years or Since Inception**	4.92%	4.76%	2.02%	2.17%
S.E.C 30-Day Yield***	2.84%	2.14%	3.40%	3.41%

The graph compares a $10,000 investment in the First Investors Investment Grade Fund (Class A shares) beginning 9/30/08 with a theoretical investment in the BofA Merrill Lynch U.S. Corporate Master Index (the “Index”). The Index includes publicly-issued, fixed rate, non-convertible investment grade dollar-denominated, S.E.C.-registered corporate debt having at least one year to maturity and an outstanding par value of at least $250 million. Bonds must be rated investment grade based on a composite of Moody’s and S&P. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and

Cumulative Performance Information (unaudited) (continued)

INVESTMENT GRADE FUND

the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares, Advisor Class shares and Institutional Class shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

*	Average Annual Total Return figures (for the periods ended 9/30/18) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the current maximum sales charge of 4% and assume the current sales charge of 4% was in effect at the beginning of the stated periods (prior to 6/12/17, the maximum sales charge was 5.75%). The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been -5.71%, 1.54% and 4.82%, respectively, and the S.E.C. 30-Day Yield for September 2018 would have been 2.73%. The Class B “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been -6.41%, 1.10% and 4.65%, respectively, and the S.E.C. 30-Day Yield for September 2018 would have been 2.03%. The Advisor Class “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Since Inception would have been -1.36%, 2.64% and 0.99%, respectively, and the S.E.C. 30-Day Yield for September 2018 would have been 3.29%. The Institutional Class “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Since Inception would have been -1.29%, 2.78% and 2.06%, respectively, and the S.E.C. 30-Day Yield for September 2018 would have been 3.30%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Bank of America Merrill Lynch & Co. and all other figures are from Foresters Investment Management Company, Inc.

**	The Since Inception returns for Advisor Class shares and Institutional Class share are for the periods beginning 4/1/13 (commencement of operations for those classes).

***	The S.E.C. 30-day yield shown is for September 2018.

†	The Index return is for ten years. The Index return since inception of the Advisor Class shares and Institutional Class shares is 2.75%.

Portfolio of Investments

INVESTMENT GRADE FUND

September 30, 2018

Principal Amount	Security	Value
	CORPORATE BONDS—95.9%
	Aerospace/Defense—1.5%
$275M	Bombardier, Inc., 8.75%, 12/1/2021 (a)	$304,727
5,000M	Rockwell Collins, Inc., 3.2%, 3/15/2024	4,831,975
4,000M	Rolls-Royce, PLC, 3.625%, 10/14/2025 (a)	3,903,820
275M	TransDigm, Inc., 6.5%, 5/15/2025	280,844
		9,321,366
	Automotive—3.5%
275M	American Axle & Manufacturing, Inc., 6.25%, 4/1/2025	274,890
50M	Asbury Automotive Group, Inc., 6%, 12/15/2024	50,750
275M	Cooper Standard Automotive, Inc., 5.625%, 11/15/2026 (a)	271,219
5,000M	Daimler Finance NA, LLC, 3.35%, 2/22/2023 (a)	4,921,495
545M	Dana Holding Corp., 5.5%, 12/15/2024	541,730
5,000M	Ford Motor Credit Co., LLC, 3.81%, 1/9/2024	4,772,510
75M	Hertz Corp., 5.875%, 10/15/2020	75,000
50M	J.B. Poindexter & Co., 7.125%, 4/15/2026 (a)	52,125
	Lear Corp.:
3,600M	5.25%, 1/15/2025	3,723,534
3,000M	3.8%, 9/15/2027	2,790,372
4,000M	O’Reilly Automotive, Inc., 3.55%, 3/15/2026	3,835,220
75M	Tenneco, Inc., 5%, 7/15/2026	66,844
		21,375,689
	Building Materials—.0%
100M	Building Materials Corp., 5.375%, 11/15/2024 (a)	100,250
150M	Griffon Corp., 5.25%, 3/1/2022	148,875
		249,125
	Chemicals—2.3%
275M	Blue Cube Spinco, Inc., 10%, 10/15/2025	317,625
100M	Chemours Co., 6.625%, 5/15/2023	104,709
4,020M	Dow Chemical Co., 3.5%, 10/1/2024	3,939,684
5,000M	LyondellBasell Industries NV, 6%, 11/15/2021	5,312,550
4,000M	Nutrien, Ltd., 3.375%, 3/15/2025	3,798,052

Portfolio of Investments (continued)

INVESTMENT GRADE FUND

September 30, 2018

Principal Amount	Security	Value
	Chemicals (continued)
$275M	Rain CII Carbon, LLC, 7.25%, 4/1/2025 (a)	$281,531
145M	Rayonier AM Products, Inc., 5.5%, 6/1/2024 (a)	140,335
175M	Tronox, Inc., 6.5%, 4/15/2026 (a)	168,875
100M	Univar USA, Inc., 6.75%, 7/15/2023 (a)	103,750
		14,167,111
	Consumer Non-Durables—.1%
175M	Eagle Intermediate Global Holding, 7.5%, 5/1/2025 (a)	171,937
50M	Energizer Gamma Acquisition, 6.375%, 7/15/2026 (a)	51,812
75M	Energizer Holdings, Inc., 5.5%, 6/15/2025 (a)	74,812
100M	First Quality Finance Co., 4.625%, 5/15/2021 (a)	100,375
50M	frontdoor, inc., 6.75%, 8/15/2026 (a)	51,625
75M	KGA Escrow, LLC, 7.5%, 8/15/2023 (a)	78,000
275M	Reynolds Group Holdings, Inc., 5.125%, 7/15/2023 (a)	273,969
		802,530
	Energy—10.6%
6,600M	Andeavor Logistics, LP, 5.25%, 1/15/2025	6,767,838
25M	Antero Resources Corp., 5%, 3/1/2025	25,281
75M	Apergy Corp., 6.375%, 5/1/2026 (a)	77,344
25M	Baytex Energy Corp., 5.125%, 6/1/2021 (a)	24,750
275M	Blue Racer Midstream, LLC, 6.125%, 11/15/2022 (a)	283,594
4,300M	BP Capital Markets, PLC, 3.216%, 11/28/2023	4,221,620
5,000M	Canadian Oil Sands, Ltd., 7.75%, 5/15/2019 (a)	5,127,755
125M	Chesapeake Energy Corp., 7%, 10/1/2024	125,156
150M	Consolidated Energy Finance SA, 6.0841%, 6/15/2022 (a)†	150,054
4,000M	Continental Resources, Inc., 5%, 9/15/2022	4,062,332
75M	Covey Park Energy, LLC, 7.5%, 5/15/2025 (a)	76,406
75M	CrownRock, LP, 5.625%, 10/15/2025 (a)	73,312
25M	Denbury Resources, Inc., 9%, 5/15/2021 (a)	27,156
75M	Diamondback Energy, Inc., 4.75%, 11/1/2024 (a)	75,281
4,000M	Enable Midstream Partners, LP, 4.4%, 3/15/2027	3,845,500
5,000M	Enbridge Energy Partners, LP, 4.2%, 9/15/2021	5,063,210
4,031M	Enterprise Products Operating, 7.55%, 4/15/2038	5,306,058

Principal Amount	Security	Value
	Energy (continued)
$270M	Exterran Partners, LP, 6%, 10/1/2022	$273,712
275M	Global Partners, LP, 6.25%, 7/15/2022	275,000
5,000M	Kinder Morgan Energy Partners, LP, 3.45%, 2/15/2023	4,908,355
4,750M	Kinder Morgan, Inc., 5.625%, 11/15/2023 (a)	5,075,836
50M	Laredo Petroleum, Inc., 6.25%, 3/15/2023	50,250
5,000M	Magellan Midstream Partners, LP, 5%, 3/1/2026	5,323,405
25M	McDermott Escrow 1, Inc., 10.625%, 5/1/2024 (a)	26,813
275M	Murphy Oil Corp., 6.875%, 8/15/2024	291,810
4,300M	Noble Energy, Inc., 3.85%, 1/15/2028	4,069,434
50M	Northern Oil and Gas, Inc., 8.5%, 5/15/2023 (a)(b)	52,875
	Oasis Petroleum, Inc.:
275M	6.875%, 1/15/2023	280,156
50M	6.25%, 5/1/2026 (a)	50,938
75M	Parkland Fuel Corp., 6%, 4/1/2026 (a)	75,375
150M	Parsley Energy, LLC, 5.25%, 8/15/2025 (a)	150,000
	SM Energy Co.:
75M	5.625%, 6/1/2025	75,094
25M	6.625%, 1/15/2027	25,875
	Sunoco, LP:
75M	4.875%, 1/15/2023 (a)	74,438
75M	5.875%, 3/15/2028 (a)	72,188
75M	Transocean Guardian, Ltd., 5.875%, 1/15/2024 (a)	75,938
50M	Transocean Pontus, Ltd., 6.125%, 8/1/2025 (a)	50,937
	Valero Energy Corp.:
2,700M	4.35%, 6/1/2028	2,724,872
3,500M	6.625%, 6/15/2037	4,243,624
275M	Whiting Petroleum Corp., 5.75%, 3/15/2021	282,906
	WPX Energy, Inc.:
270M	5.25%, 9/15/2024	272,700
25M	5.75%, 6/1/2026	25,406
		64,160,584
	Financial Services—10.7%
1,800M	Aircastle, Ltd., 4.4%, 9/25/2023	1,802,236

Portfolio of Investments (continued)

INVESTMENT GRADE FUND

September 30, 2018

Principal Amount	Security	Value
	Financial Services (continued)
$2,000M	American International Group, Inc., 4.7%, 7/10/2035	$2,003,502
5,400M	Assured Guaranty U.S. Holding, Inc., 5%, 7/1/2024	5,574,134
4,500M	Brookfield Finance, Inc., 4%, 4/1/2024	4,487,602
3,750M	ERAC USA Finance, LLC, 4.5%, 8/16/2021 (a)	3,836,419
6,200M	Ford Motor Credit Co., LLC, 8.125%, 1/15/2020	6,551,862
2,500M	GE Capital International Funding Services, Ltd., 4.418%, 11/15/2035	2,357,030
6,400M	General Electric Capital Corp., 4.65%, 10/17/2021	6,611,322
4,000M	General Motors Financial Co., Inc., 5.25%, 3/1/2026	4,104,948
4,500M	International Lease Finance Corp., 8.25%, 12/15/2020	4,919,967
5,000M	Key Bank NA, 3.4%, 5/20/2026	4,749,190
4,000M	Liberty Mutual Group, Inc., 4.95%, 5/1/2022 (a)	4,146,136
75M	Nationstar Mortgage, LLC, 6.5%, 7/1/2021	75,278
	Protective Life Corp.:
5,135M	7.375%, 10/15/2019	5,351,641
3,600M	4.3%, 9/30/2028 (a)	3,549,884
3,000M	Prudential Financial, Inc., 7.375%, 6/15/2019	3,094,794
2,000M	Travelers Cos., Inc., 4.05%, 3/7/2048	1,938,396
		65,154,341
	Financials—19.8%
275M	Ally Financial, Inc., 8%, 11/1/2031	334,469
	Bank of America Corp.:
3,000M	3.5271%, 10/21/2022 †	3,049,407
6,000M	4.2%, 8/26/2024	6,032,742
2,000M	4.271%, 7/23/2029	1,999,970
4,725M	5.875%, 2/7/2042	5,601,095
	Barclays Bank, PLC:
2,000M	5.125%, 1/8/2020	2,042,386
3,800M	3.75%, 5/15/2024	3,757,748
3,200M	Capital One Financial Corp., 3.75%, 4/24/2024	3,147,488
	Citigroup, Inc.:
2,250M	2.9%, 12/8/2021	2,205,000
6,200M	4.5%, 1/14/2022	6,380,172

Principal Amount	Security	Value
	Financials (continued)
$4,500M	4.3%, 11/20/2026	$4,443,889
275M	DAE Funding, LLC, 5%, 8/1/2024 (a)	269,844
3,000M	Deutsche Bank AG of New York, 3.7%, 5/30/2024	2,828,304
	Goldman Sachs Group, Inc.:
3,850M	5.75%, 1/24/2022	4,097,917
3,750M	3.272%, 9/29/2025 †	3,586,012
4,700M	3.5%, 11/16/2026	4,464,920
3,750M	HSBC Holdings, PLC, 3.95%, 5/18/2024	3,727,841
200M	Icahn Enterprises, LP, 6.75%, 2/1/2024	205,500
	JPMorgan Chase & Co.:
2,500M	4.5%, 1/24/2022	2,578,367
6,450M	3.54%, 5/1/2028 †	6,167,438
5,900M	6.4%, 5/15/2038	7,372,669
275M	Ladder Capital Finance Holdings, LLLP, 5.25%, 10/1/2025 (a)	259,187
	Morgan Stanley:
5,750M	5.5%, 7/28/2021	6,056,722
3,000M	4%, 7/23/2025	2,992,647
3,600M	3.625%, 1/20/2027	3,460,651
150M	Navient Corp., 5.875%, 3/25/2021	154,122
	Park Aerospace Holdings:
50M	4.5%, 3/15/2023 (a)	48,938
100M	5.5%, 2/15/2024 (a)	102,750
	Springleaf Finance Corp.:
175M	5.625%, 3/15/2023	174,781
75M	6.875%, 3/15/2025	75,000
100M	7.125%, 3/15/2026	99,688
	U.S. Bancorp:
4,000M	3.6%, 9/11/2024	3,967,344
2,700M	3.1%, 4/27/2026	2,555,531
4,000M	UBS AG, 4.875%, 8/4/2020	4,117,908
3,000M	UBS Group Funding (Switzerland) AG, 4.253%, 3/23/2028 (a)	2,975,802
50M	Wand Merger Corp., 8.125%, 7/15/2023 (a)	52,490

Portfolio of Investments (continued)

INVESTMENT GRADE FUND

September 30, 2018

Principal Amount	Security	Value
	Financials (continued)
	Wells Fargo & Co.:
$8,600M	3.45%, 2/13/2023	$8,456,148
3,250M	4.75%, 12/7/2046	3,245,044
	Wells Fargo Bank NA:
2,350M	5.85%, 2/1/2037	2,727,231
3,250M	6.6%, 1/15/2038	4,089,663
		119,904,825
	Food/Beverage/Tobacco—4.5%
	Anheuser-Busch InBev Finance, Inc.:
2,000M	3.65%, 2/1/2026	1,945,244
9,000M	4.7%, 2/1/2036	9,038,142
5,225M	Bunge Ltd. Finance Corp., 8.5%, 6/15/2019	5,414,307
6,000M	Ingredion, Inc., 4.625%, 11/1/2020	6,129,402
3,875M	Maple Escrow Subsidiary, Inc., 3.551%, 5/25/2021 (a)	3,870,396
275M	Pilgrim’s Pride Corp., 5.75%, 3/15/2025 (a)	266,063
275M	Post Holdings, Inc., 5.75%, 3/1/2027 (a)	270,531
200M	Sigma Holdco BV, 7.875%, 5/15/2026 (a)	188,500
		27,122,585
	Forest Products/Containers—1.1%
100M	Berry Global, Inc., 5.125%, 7/15/2023	100,875
75M	BWAY Holding Co., 5.5%, 4/15/2024 (a)	73,969
4,000M	Packaging Corp. of America, 3.4%, 12/15/2027	3,766,684
2,500M	Rock-Tenn Co., 4.9%, 3/1/2022	2,582,910
75M	Schweitzer-Mauduit International, Inc., 6.875%, 10/1/2026 (a)	76,688
275M	Sealed Air Corp., 6.875%, 7/15/2033 (a)	297,000
		6,898,126
	Gaming/Leisure—.2%
	Boyd Gaming Corp.:
50M	6.875%, 5/15/2023	52,712
175M	6%, 8/15/2026	177,187

Principal Amount	Security	Value
	Gaming/Leisure (continued)
$100M	CRC Escrow Issuer, LLC, 5.25%, 10/15/2025 (a)	$95,500
150M	IRB Holding Corp., 6.75%, 2/15/2026 (a)	147,375
75M	MGM Resorts International, 6%, 3/15/2023	77,719
75M	National CineMedia, LLC, 6%, 4/15/2022	76,313
100M	Pinnacle Entertainment, Inc., 5.625%, 5/1/2024	106,125
50M	Stars Group Holdings BV, 7%, 7/15/2026 (a)	51,710
325M	Viking Cruises, Ltd., 6.25%, 5/15/2025 (a)	326,625
75M	Wynn Las Vegas, LLC, 5.5%, 3/1/2025 (a)	72,656
		1,183,922
	Health Care—4.8%
	Bausch Health Cos., Inc.:
125M	5.625%, 12/1/2021 (a)	125,000
275M	6.5%, 3/15/2022 (a)	286,688
125M	8.5%, 1/31/2027 (a)	131,563
6,750M	Bayer U.S. Finance II, LLC, 4.375%, 12/15/2028 (a)	6,626,752
275M	CHS/Community Health Systems, Inc., 6.25%, 3/31/2023	261,855
150M	Cimpress NV, 7%, 6/15/2026 (a)	153,169
	CVS Health Corp.:
4,000M	3.875%, 7/20/2025	3,947,592
1,800M	4.3%, 3/25/2028	1,789,331
3,000M	5.05%, 3/25/2048	3,080,298
275M	DaVita, Inc., 5.125%, 7/15/2024	266,750
4,050M	Express Scripts Holding Co., 4.75%, 11/15/2021	4,183,144
1,800M	Halfmoon Parent, Inc., 4.375%, 10/15/2028 (a)	1,798,373
	HCA, Inc.:
275M	6.25%, 2/15/2021	287,375
50M	5.25%, 6/15/2026	51,562
50M	5.5%, 6/15/2047	50,812
275M	HealthSouth Corp., 5.75%, 11/1/2024	278,094
25M	HLF Financing Sarl, LLC, 7.25%, 8/15/2026 (a)	25,437
200M	inVentiv Group Holdings, Inc., 7.5%, 10/1/2024 (a)	212,500
4,000M	Laboratory Corp. of America Holdings, 3.75%, 8/23/2022	4,007,576
275M	LifePoint Health, Inc., 5.875%, 12/1/2023	287,719

Portfolio of Investments (continued)

INVESTMENT GRADE FUND

September 30, 2018

Principal Amount	Security	Value
	Health Care (continued)
$275M	Mallinckrodt Finance SB, 5.75%, 8/1/2022 (a)	$255,063
275M	Molina Healthcare, Inc., 4.875%, 6/15/2025 (a)	271,563
400M	Universal Hospital Services, Inc., 7.625%, 8/15/2020	401,000
		28,779,216
	Home-building—.0%
75M	William Lyon Homes, Inc., 6%, 9/1/2023	72,750
	Information Technology—3.0%
275M	Alliance Data Systems Corp., 5.375%, 8/1/2022 (a)	278,094
3,500M	Apple, Inc., 3%, 11/13/2027	3,326,172
275M	CommScope Technologies, LLC, 6%, 6/15/2025 (a)	284,625
4,000M	Corning, Inc., 7.25%, 8/15/2036	4,608,732
	Diamond 1 Finance Corp.:
8,550M	4.42%, 6/15/2021 (a)	8,684,235
100M	5.875%, 6/15/2021 (a)	103,248
50M	7.125%, 6/15/2024 (a)	53,644
	NCR Corp.:
50M	4.625%, 2/15/2021	49,625
100M	5.875%, 12/15/2021	101,375
50M	Nielsen Finance, LLC, 5%, 4/15/2022 (a)	48,875
100M	Nuance Communications, Inc., 6%, 7/1/2024	103,375
275M	Rackspace Hosting, Inc., 8.625%, 11/15/2024 (a)	268,152
275M	Solera, LLC, 10.5%, 3/1/2024 (a)	301,813
75M	Symantec Corp., 5%, 4/15/2025 (a)	74,396
75M	Verscend Holding Corp., 9.75%, 8/15/2026 (a)	77,625
		18,363,986
	Manufacturing—1.9%
275M	ATS Automation Tooling Systems, Inc., 6.5%, 6/15/2023 (a)	285,312
4,000M	Crane Co., 4.2%, 3/15/2048	3,752,340
2,250M	CRH America, Inc., 3.4%, 5/9/2027 (a)	2,102,330
275M	Grinding Media, Inc., 7.375%, 12/15/2023 (a)	286,891

Principal Amount	Security	Value
	Manufacturing (continued)
$5,000M	Johnson Controls International, PLC, 5%, 3/30/2020	$5,102,175
		11,529,048
	Media-Broadcasting—1.4%
1,800M	ABC, Inc., 8.75%, 8/15/2021	2,074,903
125M	Belo Corp., 7.25%, 9/15/2027	130,000
100M	Clear Channel International, 8.75%, 12/15/2020 (a)	103,720
5,800M	Comcast Corp., 4.25%, 1/15/2033	5,694,863
250M	Nexstar Broadcasting, Inc., 5.625%, 8/1/2024 (a)	245,313
300M	Sirius XM Radio, Inc., 6%, 7/15/2024 (a)	311,625
		8,560,424
	Media-Cable TV—.5%
275M	Altice Financing SA, 6.625%, 2/15/2023 (a)	277,750
200M	Altice France SA, 8.125%, 2/1/2027 (a)	206,500
275M	Altice U.S. Finance I Corp., 5.375%, 7/15/2023 (a)	278,781
100M	AMC Networks, Inc., 5%, 4/1/2024	98,750
	CCO Holdings, LLC:
275M	5.125%, 2/15/2023	276,719
275M	5.875%, 4/1/2024 (a)	280,156
300M	Clear Channel Worldwide Holdings, Inc. - Series “A”, 6.5%, 11/15/2022	307,125
400M	CSC Holdings, LLC, 10.125%, 1/15/2023 (a)	438,600
275M	DISH DBS Corp., 5%, 3/15/2023	250,594
250M	Gray Television, Inc., 5.875%, 7/15/2026 (a)	248,437
275M	Midcontinent Communications & Finance Corp., 6.875%, 8/15/2023 (a)	289,176
		2,952,588
	Media-Diversified—.7%
175M	Outdoor Americas Capital, LLC, 5.875%, 3/15/2025	177,406
4,000M	Time Warner, Inc., 3.6%, 7/15/2025	3,838,636
325M	Tribune Media Co., 5.875%, 7/15/2022	332,313
		4,348,355

Portfolio of Investments (continued)

INVESTMENT GRADE FUND

September 30, 2018

Principal Amount	Security	Value
	Metals/Mining—2.8%
$150M	AK Steel Corp., 7%, 3/15/2027	$144,750
125M	Allegheny Technologies, Inc., 7.875%, 8/15/2023	134,219
5,000M	Arconic, Inc., 6.15%, 8/15/2020	5,206,250
50M	Big River Steel, LLC, 7.25%, 9/1/2025 (a)	52,937
250M	Cleveland-Cliffs, Inc., 4.875%, 1/15/2024 (a)	246,875
275M	Commercial Metals Co., 4.875%, 5/15/2023	274,065
5,000M	Glencore Funding, LLC, 4.625%, 4/29/2024 (a)	5,049,525
275M	HudBay Minerals, Inc., 7.25%, 1/15/2023 (a)	283,968
125M	Joseph T. Ryerson & Son, Inc., 11%, 5/15/2022 (a)	136,250
4,200M	Newmont Mining Corp., 5.125%, 10/1/2019	4,284,962
50M	Northwest Acquisitions, ULC, 7.125%, 11/1/2022 (a)	51,250
275M	Novelis, Inc., 5.875%, 9/30/2026 (a)	269,363
100M	Peabody Energy Corp., 6%, 3/31/2022 (a)	102,125
245M	SunCoke Energy Partners, LP, 7.5%, 6/15/2025 (a)	252,963
150M	United States Steel Corp., 6.25%, 3/15/2026	149,063
		16,638,565
	Real Estate—9.4%
4,600M	Alexandria Real Estate Equities, Inc., 3.95%, 1/15/2028	4,422,242
4,000M	Boston Properties, LP, 5.875%, 10/15/2019	4,094,756
	Digital Realty Trust, LP:
2,700M	5.25%, 3/15/2021	2,797,022
6,700M	4.75%, 10/1/2025	6,878,635
2,800M	Duke Realty Corp., 3.25%, 6/30/2026	2,638,465
3,700M	Duke Realty, LP, 4%, 9/15/2028	3,654,949
275M	Equinix, Inc., 5.375%, 4/1/2023	282,906
4,000M	ERP Operating, LP, 3.375%, 6/1/2025	3,901,264
3,500M	Essex Portfolio, LP, 3.875%, 5/1/2024	3,484,642
270M	Geo Group, Inc., 5.875%, 10/15/2024	259,875
275M	Greystar Real Estate Partners, 5.75%, 12/1/2025 (a)	268,812
2,200M	HCP, Inc., 4.25%, 11/15/2023	2,207,832
350M	Iron Mountain, Inc., 5.75%, 8/15/2024	347,375
1,800M	National Retail Properties, Inc., 4.3%, 10/15/2028	1,790,028
5,000M	Realty Income Corp., 3.875%, 4/15/2025	4,966,615

Principal Amount	Security	Value
	Real Estate (continued)
$3,000M	Simon Property Group, LP, 3.375%, 10/1/2024	$2,937,741
6,000M	STORE Capital Corp., 4.5%, 3/15/2028	5,866,494
4,125M	Vornado Realty, LP, 3.5%, 1/15/2025	3,954,241
2,500M	Welltower, Inc., 4%, 6/1/2025	2,470,012
		57,223,906
	Retail-General Merchandise—2.0%
150M	1011778 B.C., ULC, 4.625%, 1/15/2022 (a)	150,563
4,200M	Amazon.com, Inc., 4.8%, 12/5/2034	4,594,653
275M	AmeriGas Partners, LP, 5.5%, 5/20/2025	271,562
75M	Cedar Fair, LP, 5.375%, 6/1/2024	75,000
5,300M	Home Depot, Inc., 5.875%, 12/16/2036	6,462,322
50M	J.C. Penney Co., Inc., 8.625%, 3/15/2025	33,750
275M	KFC Holding Co., LLC, 5%, 6/1/2024 (a)	273,454
25M	SRS Distribution, Inc., 8.25%, 7/1/2026 (a)	24,563
		11,885,867
	Services—.2%
125M	ADT Corp., 3.5%, 7/15/2022	118,750
400M	AECOM, 5.125%, 3/15/2027	391,600
75M	BlueLine Rental Finance Corp., 9.25%, 3/15/2024 (a)	79,031
200M	First Data Corp., 5.375%, 8/15/2023 (a)	203,550
275M	United Rentals, Inc., 4.625%, 10/15/2025	267,438
		1,060,369
	Telecommunications—3.0%
4,500M	AT&T, Inc., 4.25%, 3/1/2027	4,449,649
275M	CenturyLink, Inc., 5.8%, 3/15/2022	281,187
	Frontier Communications Corp.:
200M	10.5%, 9/15/2022	179,000
25M	8.5%, 4/1/2026 (a)	23,719
225M	GCI, Inc., 6.875%, 4/15/2025	233,784
125M	Telesat Canada, 8.875%, 11/15/2024 (a)	134,063

Portfolio of Investments (continued)

INVESTMENT GRADE FUND

September 30, 2018

Principal Amount	Security	Value
	Telecommunications (continued)
	Verizon Communications, Inc.:
$7,100M	4.272%, 1/15/2036	$6,786,535
6,100M	4.329%, 9/21/2028 (a)	6,145,012
150M	Zayo Group, LLC, 6.375%, 5/15/2025	156,228
		18,389,177
	Transportation—3.0%
4,250M	Air Lease Corp., 3.875%, 7/3/2023	4,216,166
2,700M	Aviation Capital Group, LLC, 3.5%, 11/1/2027 (a)	2,468,945
275M	BCD Acquisition, Inc., 9.625%, 9/15/2023 (a)	294,594
	Burlington Northern Santa Fe, LLC:
1,800M	5.75%, 5/1/2040	2,158,600
4,000M	5.15%, 9/1/2043	4,494,856
3,000M	Penske Truck Leasing Co., LP, 4.875%, 7/11/2022 (a)	3,094,800
1,550M	Southwest Airlines Co., 3%, 11/15/2026	1,434,627
207M	XPO Logistics, Inc., 6.5%, 6/15/2022 (a)	214,504
		18,377,092
	Utilities—8.5%
	Calpine Corp.:
125M	5.75%, 1/15/2025	111,094
275M	5.25%, 6/1/2026 (a)	255,750
125M	Cheniere Energy Partners, LP, 5.25%, 10/1/2025	125,466
5,000M	Duke Energy Progress, Inc., 4.15%, 12/1/2044	4,901,245
3,000M	Electricite de France SA, 3.625%, 10/13/2025 (a)	2,904,837
3,150M	Entergy Arkansas, Inc., 4.95%, 12/15/2044	3,158,792
4,000M	Exelon Generation Co., LLC, 3.4%, 3/15/2022	3,966,916
5,994M	Great River Energy, 4.478%, 7/1/2030 (a)	6,052,136
35M	NRG Energy, Inc., 6.25%, 7/15/2022	36,197
275M	NRG Yield Operating, LLC, 5%, 9/15/2026	264,688
3,850M	Ohio Power Co., 5.375%, 10/1/2021	4,076,877
4,550M	Oklahoma Gas & Electric Co., 4%, 12/15/2044	4,159,041
4,000M	ONEOK Partners, LP, 3.375%, 10/1/2022	3,942,912

Principal Amount	Security	Value
	Utilities (continued)
	ONEOK, Inc.:
$4,000M	7.5%, 9/1/2023	$4,565,736
4,500M	4.55%, 7/15/2028	4,531,140
1,350M	San Diego Gas & Electric Co., 1.914%, 2/1/2022	1,317,397
	Sempra Energy:
4,000M	9.8%, 2/15/2019	4,102,584
2,700M	2.8392%, 1/15/2021 †	2,700,802
100M	Targa Resources Partners, LP, 5.875%, 4/15/2026 (a)	103,625
		51,277,235
	Waste Management—.1%
275M	Covanta Holding Corp., 5.875%, 3/1/2024	281,449
	Wireless Communications—.3%
	Intelsat Jackson Holdings SA:
350M	8%, 2/15/2024 (a)	369,250
75M	8.5%, 10/15/2024 (a)	75,919
275M	Level 3 Financing, Inc., 5.375%, 1/15/2024	275,479
275M	Sprint Communications, Inc., 6%, 11/15/2022	281,188
275M	Sprint Corp., 7.125%, 6/15/2024	286,000
275M	T-Mobile USA, Inc., 6%, 3/1/2023	283,388
		1,571,224
Total Value of Corporate Bonds (cost $589,904,037)		581,651,455
	U.S. GOVERNMENT OBLIGATIONS—1.1%
6,500M	U.S. Treasury Bonds, 3%, 2/15/2048 (cost $6,348,601)	6,256,887
	PASS-THROUGH CERTIFICATES—.7%
	Transportation
4,500M	American Airlines 2017-2 AA PTT, 3.35%, 10/15/2029 (cost $4,500,000)	4,304,799

Portfolio of Investments (continued)

INVESTMENT GRADE FUND

September 30, 2018

Principal Amount	Security	Value
	TAXABLE MUNICIPAL BONDS—.6%
$3,500M	California State GO, 4.6%, 4/1/2038 (cost $3,679,140)	$3,636,465

Total Value of Investments (cost $604,431,778)	98.3%	595,849,606
Other Assets, Less Liabilities	1.7	10,558,737
Net Assets	100.0%	$606,408,343

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933 (see Note 4).

(b)	A portion or all of the security purchased on a when-issued or delayed delivery basis (see Note 1G).

†	Interest rates are determined and reset periodically. The interest rates above are the rates in effect at September 30, 2018.

Summary of Abbreviations:

GO	General Obligation

LLLP	Limited Liability Limited Partnership

PTT	Pass-Through Trust

ULC	Unlimited Liability Corporation

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 –	Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 –

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2018:

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$581,651,455	$—	$581,651,455
U.S. Government Obligations	—	6,256,887	—	6,256,887
Pass-Through Certificates	—	4,304,799	—	4,304,799
Taxable Municipal Bonds	—	3,636,465	—	3,636,465
Total Investments in Securities*	$—	$595,849,606	$—	$595,849,606

*	The Portfolio of Investments provides information on the industry categorization for corporate bonds and pass-through certificates.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended September 30, 2018. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements

Portfolio Managers’ Letter

LIMITED DURATION BOND FUND

Dear Investor:

This is the annual report for the First Investors Limited Duration Bond Fund for the fiscal year ended September 30, 2018. During the period, the Fund’s return on a net asset value basis was -0.52% for Class A shares, -0.25% for Advisor Class shares and -0.19% for Institutional Class shares, including dividends of 25.0 cents per share on Class A shares, 27.6 cents per share on Advisor Class shares and 29.1 cents per share on Institutional Class shares.

Economic overview

The 12-month period ending September 30, 2018 saw a strong economic backdrop in the U.S., with upbeat corporate earnings reports, corporate tax cuts and record-high M&A activity. This was offset by disturbances coming from escalating trade tensions and a number of other geopolitical issues, including signs of political instability in Europe because of Italy, ongoing Brexit negotiations and debt concerns in Turkey and Argentina.

U.S. economic growth accelerated during the period, especially in the second quarter of 2018, benefiting from fiscal stimulus. The economy expanded at an annualized rate of 4.2% during the second quarter of 2018, its highest growth rate since the third quarter of 2014. The domestic labor market continued to tighten as it approaches full employment. The unemployment rate dropped to 3.7% in September, its lowest rate in 50 years; however, wage growth was sluggish. Inflation, which has been on the rise over the last year, reached 2.9% in June and July, helped by rising oil and gasoline prices, then slowed to 2.7% in August. Based on strong fundamentals, consumer confidence hit its highest level since 2000 during September.

Corporate earnings continued to improve, benefiting from topline growth and margin expansion due to lower taxes. Second quarter operating earnings per share for the S&P 500 Index rose 27% from a year ago, the fastest pace since 2010.

The Federal Reserve (the Fed), along with installing Jerome Powell as its new Chair in February, instituted four 25 basis point rate hikes during the last 12 months. Altogether, there have been eight hikes since the Fed began its tightening cycle in December 2015. The Fed is widely expected to maintain a gradual pace of rate hikes while it continues to steadily shrink its balance sheet.

The global economy remains strong, but growth has slowed and become less synchronized, especially in emerging markets. Monetary policies have started to be less accommodative as major central banks have already started, or are planning to gradually remove, their support.

Trade concerns, escalating tensions between the U.S. and China, coupled with several other geopolitical issues, heavily weighed on investors’ sentiment toward international markets, especially during the second quarter of 2018. This resulted in an underperformance of international markets, particularly emerging markets. By the end of September 2018, the U.S. had finalized trade agreements with Canada, Mexico, Japan, and South Korea. Presently, talks continue with China. The U.S. has imposed tariffs on approximately $250 billion of Chinese imports, while China has retaliated with tariffs on roughly $110 billion of U.S. exports to China. The tariffs’ rates are scheduled to increase next year from 10% to 25% if a deal isn’t reached.

Over the past several months, emerging markets experienced tightening financial conditions resulting from rising U.S. interest rates and a stronger U.S. dollar, as well as being hurt by structural weaknesses in several emerging market countries, such as Turkey and Argentina.

Bond market

The U.S. fixed income markets had mostly negative performance for the past 12 months, with the broad U.S. bond market (as measured by the ICE BofA ML U.S. Broad Market Index) returning -1.1%.

The review period began with a combination of stronger economic data and minimal inflation globally. The Fed began unwinding its balance sheet by $10 billion per month. By the end of 2017, Congress approved and signed into law the Tax Cuts and Jobs Act, leading to a “risk-on” sentiment in the markets. Pointing to strong U.S. economic data, the Fed hiked rates four times over the last 12 months and the U.S. Treasury curve continued to flatten. Volatility returned to the market as mixed signals surrounding the growth outlook surfaced, with strong U.S. growth activity on one hand offset by macro uncertainties associated with global trade on the other. By the end of September 2018, strength in U.S. economic growth, rising inflation and higher interest rates left most U.S. fixed income markets in negative territory.

Interest rates rose across the yield curve while the overall curve flattened. The 2-year U.S. Treasury note yield, which is very sensitive to changes in Fed policy, rose by 134 basis points (bps) to 2.82%, reaching its highest level in 10 years during the third quarter. The 10-year U.S. Treasury note yield, which is controlled by other factors, such as GDP, inflation and investor sentiment, rose by 73 bps to 3.06%.

Credit-sensitive fixed income asset classes were negatively impacted by wider credit spreads. With record debt issuance to support M&A activity, investment grade corporate bonds (as measured by the ICE BofA ML Corporate Master Index) returned -1.1% for the period. BBB-rated bonds continued to be the strongest performing sector in terms of credit quality among investment grade corporate bonds. Shorter duration (one to three years) corporate bonds significantly outperformed longer-duration (10+ years) securities.

Amid limited supply of new issues and strength in commodity-related sectors, the high yield bond market (as measured by the ICE BofA ML U.S. Cash Pay HY Constrained Index) was the strongest domestic fixed income market for the period, returning 2.4%.

Municipal bonds (as measured by the ICE BofA ML Municipal Master Index) returned 0.5%. After the municipal bond market saw record issuance in the fourth quarter of 2017, new issue supply was lower through September, which led to favorable supply-demand dynamics for the sector. As with other fixed income markets, shorter-term municipal bonds outperformed longer-term municipal bonds, particularly with reduced demand from banks as a result of lower corporate tax rates.

Portfolio Managers’ Letter (continued)

LIMITED DURATION BOND FUND

The Fund

The Fund generally invests in investment grade fixed income securities across sectors and may, from time to time, invest up to 10% of its total assets in high yield corporate bonds. During the review period, the majority of the Fund’s assets were invested across investment grade securities within corporate bonds, asset backed securities, agency mortgage-backed securities (MBS), and U.S. Treasury and agency securities.

The Fund provided mixed results compared to its benchmark, the Bank of America Merrill Lynch 1-5 Year US Broad Market Index, during the annual reporting period ended September 30, 2018, with Class A shares underperforming. The Fund had two negative performance drivers. First, the Fund was overweight agency MBS. Second, the fund was overweight investment grade corporate bonds maturing between 3-5 years as these securities lagged shorter (1-3 year) maturities. Although the Fund underperformed its benchmark, some exposure to high yield corporate bonds as well as an overweight in asset backed securities helped mitigate some of its underperformance.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

Rodwell Chadehumbe
Portfolio Manager

October 31, 2018

Fund Expenses (unaudited)

LIMITED DURATION BOND FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 4 for a detailed explanation of the information presented in these examples.

Expense Example	Annualized Expense Ratio	Beginning Account Value (4/1/18)	Ending Account Value (9/30/18)	Expenses Paid During Period (4/1/18-9/30/18)*
Class A Shares	0.79%
Actual		$1,000.00	$ 1,007.12	$3.97
Hypothetical**		$1,000.00	$ 1,021.11	$4.00
Advisor Class Shares	0.51%
Actual		$1,000.00	$ 1,009.61	$2.57
Hypothetical**		$1,000.00	$ 1,022.51	$2.59
Institutional Class Shares	0.36%
Actual		$1,000.00	$ 1,009.28	$1.81
Hypothetical**		$1,000.00	$ 1,023.27	$1.83

*

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived and/or assumed.

**	Assumed rate of return of 5% before expenses

Portfolio Composition

TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2018, and are based on the total market value of investments.

Cumulative Performance Information (unaudited)

LIMITED DURATION BOND FUND

Comparison of change in value of $10,000 investment in the First Investors Limited Duration Bond Fund (Class A shares) and the Bank of America (“BofA”) Merrill Lynch 1–5 Year U.S. Broad Market Index.

	Average Annual Total Returns*
N.A.V. Only	Class A	Advisor Class	Institutional Class	BofA Merrill Lynch 1-5 Year U.S. Broad Market Index
One Year	-0.52%	-0.25%	-0.19%	-0.30%
Since Inception**	0.24%	0.58%	0.75%	1.05%

S.E.C. Standardized	Class A	Advisor Class	Institutional Class
One Year	-2.98%	-0.25%	-0.19%
Since Inception**	-0.34%	0.58%	0.75%
S.E.C 30-Day Yield***	2.34%	2.94%	3.09%

The graph compares a $10,000 investment in the First Investors Limited Duration Bond Fund (Class A shares) beginning 5/19/14 (commencement of operations) with a theoretical investment in the BofA Merrill Lynch 1-5 Year U.S. Broad Market Index (the “Index”). The Index is a subset of the BofA Merrill Lynch U.S. Broad Market Index which tracks the performance of U.S. dollar-denominated investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, quasi-government, corporate, securitized and collateralized securities. The Index includes all securities with a remaining term to final maturity or an average life less than 5 years. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio.

For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested. Advisor Class and Institutional Class shares performance will be greater than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

*	Average Annual Total Return figures (for the periods ended 9/30/18) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the current maximum sales charge of 2.5% and assume the current sales charge of 2.5% was in effect at the beginning of the stated periods (prior to 6/12/17, the maximum sales charge was 5.75%). The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for One Year and Since Inception would have been -3.19% and -1.07%, respectively and the S.E.C. 30-Day Yield for September 2018 would have been 1.37%. The Advisor Class “S.E.C. Standardized” Average Annual Total Return for One Year and Since Inception would have been -0.47% and 0.27%, respectively and the S.E.C. 30-Day Yield for September 2018 would have been 1.16%. The Institutional Class “S.E.C. Standardized” Average Annual Total Return for One Year and Since Inception would have been -0.39% and -0.10%, respectively and the S.E.C. 30-Day Yield for September 2018 would have been 1.33%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Bank of America Merrill Lynch and all other figures are from Foresters Investment Management Company, Inc.

**	The Since Inception returns for Class A shares, Advisor Class shares and Institutional Class shares are for the period beginning 5/19/14 (commencement of operations).

***	The S.E.C. 30-Day Yield shown is for September 2018.

Portfolio of Investments

LIMITED DURATION BOND FUND

September 30, 2018

Principal Amount	Security	Value
	CORPORATE BONDS—63.4%
	Aerospace/Defense—.0%
$50M	Bombardier, Inc., 8.75%, 12/1/2021 (a)	$55,405
50M	TransDigm, Inc., 6%, 7/15/2022	50,938
		106,343
	Automotive—6.7%
50M	Avis Budget Car Rental, LLC, 5.5%, 4/1/2023	49,922
1,800M	Daimler Finance NA, LLC, 2.7305%, 5/4/2020 (a)†	1,804,253
110M	Dana Holding Corp., 5.5%, 12/15/2024	109,340
	Ford Motor Credit Co., LLC:
1,272M	2.943%, 1/8/2019	1,273,339
4,400M	3.5488%, 2/15/2023 †	4,378,229
	General Motors Financial Co., Inc.:
2,800M	3.55%, 4/9/2021	2,799,740
1,400M	3.8892%, 1/14/2022 †	1,428,112
25M	Group 1 Automotive, Inc., 5.25%, 12/15/2023 (a)	24,750
25M	Hertz Corp., 5.875%, 10/15/2020	25,000
1,500M	Hyundai Capital America, 3.2609%, 7/8/2021 (a)†	1,504,423
3,120M	Lear Corp., 5.375%, 3/15/2024	3,210,234
2,000M	O’Reilly Automotive, Inc., 4.625%, 9/15/2021	2,062,772
3,000M	Toyota Motor Credit Corp., 2.5075%, 9/18/2020 †	3,000,582
		21,670,696
	Building Materials—.0%
25M	Building Materials Corp., 5.375%, 11/15/2024 (a)	25,062
50M	Griffon Corp., 5.25%, 3/1/2022	49,625
		74,687
	Chemicals—.4%
50M	Blue Cube Spinco, Inc., 10%, 10/15/2025	57,750
75M	Chemours Co., 6.625%, 5/15/2023	78,532
1,000M	Dow Chemical Co., 4.25%, 11/15/2020	1,018,747
65M	Rain CII Carbon, LLC, 7.25%, 4/1/2025 (a)	66,544
35M	Rayonier AM Products, Inc., 5.5%, 6/1/2024 (a)	33,874

Principal Amount	Security	Value
	Chemicals (continued)
$25M	Univar USA, Inc., 6.75%, 7/15/2023 (a)	$25,938
		1,281,385
	Consumer Non-Durables—.1%
50M	First Quality Finance Co., 4.625%, 5/15/2021 (a)	50,188
25M	KGA Escrow, LLC, 7.5%, 8/15/2023 (a)	26,000
75M	Reynolds Group Holdings, Inc., 5.125%, 7/15/2023 (a)	74,719
		150,907
	Energy—3.3%
25M	Baytex Energy Corp., 5.125%, 6/1/2021 (a)	24,750
50M	Blue Racer Midstream, LLC, 6.125%, 11/15/2022 (a)	51,562
5,000M	BP Capital Markets, PLC, 2.315%, 2/13/2020	4,956,300
50M	Carrizo Oil & Gas, Inc., 6.25%, 4/15/2023	51,312
	Continental Resources, Inc.:
2,720M	5%, 9/15/2022	2,762,386
50M	4.5%, 4/15/2023	50,929
50M	Crestwood Midstream Partners, LP, 6.25%, 4/1/2023	51,937
2,000M	Enterprise Products Operating, 5.2%, 9/1/2020	2,072,880
60M	Exterran Partners, LP, 6%, 10/1/2022	60,825
25M	Genesis Energy, LP, 5.625%, 6/15/2024	23,750
50M	Global Partners, LP, 6.25%, 7/15/2022	50,000
50M	Murphy Oil Corp., 6.875%, 8/15/2024	53,056
60M	NGPL Pipeco, LLC, 4.375%, 8/15/2022 (a)	60,750
50M	Oasis Petroleum, Inc., 6.875%, 1/15/2023	50,938
25M	Parsley Energy, LLC, 5.25%, 8/15/2025 (a)	25,000
50M	Sunoco, LP, 4.875%, 1/15/2023 (a)	49,625
25M	Transocean Guardian, Ltd., 5.875%, 1/15/2024 (a)	25,313
50M	Whiting Petroleum Corp., 5.75%, 3/15/2021	51,438
60M	WPX Energy, Inc., 5.25%, 9/15/2024	60,600
		10,533,351
	Financial Services—8.1%
5,000M	American International Group, 6.4%, 12/15/2020	5,322,620

Portfolio of Investments (continued)

LIMITED DURATION BOND FUND

September 30, 2018

Principal Amount	Security	Value
	Financial Services (continued)
$4,750M	Canadian Imperial Bank of Commerce, 2.35%, 7/27/2022 (a)	$4,579,917
2,100M	Capital One NA, 2.25%, 9/13/2021	2,022,355
1,000M	Compass Bank, 5.5%, 4/1/2020	1,027,211
2,145M	International Lease Finance Corp., 8.25%, 12/15/2020	2,345,184
25M	Nationstar Mortgage Corp., 6.5%, 7/1/2021	25,093
3,000M	PNC Bank, NA, 2.7%, 11/1/2022	2,891,730
1,500M	Protective Life Corp., 7.375%, 10/15/2019	1,563,283
1,400M	Prudential Financial, Inc., 7.375%, 6/15/2019	1,444,237
1,025M	State Street Bank & Trust Co., 5.25%, 10/15/2018	1,026,004
3,900M	SunTrust Bank, 2.59%, 1/29/2021 †	3,860,941
		26,108,575
	Financials—16.3%
1,600M	Bank of America Corp., 2.369%, 7/21/2021 †	1,572,331
900M	Bank of Montreal, 1.9%, 8/27/2021	864,787
700M	Barclays Bank, PLC, 6.75%, 5/22/2019	717,223
2,000M	Capital One Financial Corp., 3.05%, 3/9/2022	1,957,032
	Citigroup, Inc.:
1,000M	2.65%, 10/26/2020	987,492
250M	2.9%, 12/8/2021	245,000
2,000M	2.876%, 7/24/2023 †	1,935,226
125M	DAE Funding, LLC, 4.5%, 8/1/2022 (a)	122,187
	Danske Bank AS:
1,000M	2%, 9/8/2021 (a)	948,612
800M	2.7%, 3/2/2022 (a)	767,230
	Deutsche Bank AG of New York:
1,000M	2.7%, 7/13/2020	979,986
1,700M	3.15%, 1/22/2021	1,662,160
1,000M	DNB Bank ASA, 2.375%, 6/2/2021 (a)	969,839
4,500M	DNB Boligkreditt AS, 2.5%, 3/28/2022 (a)	4,369,621
	Goldman Sachs Group, Inc.:
2,000M	2.6%, 12/27/2020	1,968,948
2,000M	5.75%, 1/24/2022	2,128,788
2,000M	3.3656%, 6/5/2023 †	2,024,948

Principal Amount	Security	Value
	Financials (continued)
$125M	Icahn Enterprises, LP, 6.25%, 2/1/2022	$128,438
1,000M	ING Groep NV, 3.15%, 3/29/2022	976,218
	JPMorgan Chase & Co.:
4,100M	4.5%, 1/24/2022	4,228,523
2,000M	3.2353%, 4/25/2023 †	2,019,712
50M	Ladder Capital Finance Holdings, LLLP, 5.25%, 3/15/2022 (a)	50,250
	Lloyds Bank, PLC:
1,000M	6.375%, 1/21/2021	1,063,894
800M	3%, 1/11/2022	779,508
	Morgan Stanley:
6,100M	5.5%, 7/28/2021	6,425,392
3,500M	3.5275%, 1/20/2022 †	3,550,120
75M	Navient Corp., 5.875%, 3/25/2021	77,061
	Park Aerospace Holdings:
25M	4.5%, 3/15/2023 (a)	24,469
25M	5.5%, 2/15/2024 (a)	25,688
	Springleaf Finance Corp.:
50M	7.75%, 10/1/2021	54,124
25M	5.625%, 3/15/2023	24,969
4,100M	UBS Group Funding (Switzerland) AG, 3.491%, 5/23/2023 (a)	4,019,980
3,100M	Wells Fargo & Co., 3.45%, 2/13/2023	3,048,146
1,800M	Wells Fargo Bank, NA, 2.6%, 1/15/2021	1,770,264
		52,488,166
	Food/Beverage/Tobacco—4.7%
6,000M	Anheuser-Busch InBev Finance, 2.65%, 2/1/2021	5,916,192
2,500M	Bunge Ltd. Finance Corp., 8.5%, 6/15/2019	2,590,577
	General Mills, Inc.:
900M	2.8792%, 4/16/2021 †	904,521
2,700M	3.346%, 10/17/2023 †	2,722,286
1,000M	Ingredion, Inc., 4.625%, 11/1/2020	1,021,567
2,000M	Maple Escrow Subsidiary, Inc., 3.551%, 5/25/2021 (a)	1,997,624
		15,152,767

Portfolio of Investments (continued)

LIMITED DURATION BOND FUND

September 30, 2018

Principal Amount	Security	Value
	Forest Products/Container—1.8%
$50M	Berry Global, Inc., 5.125%, 7/15/2023	$50,437
25M	BWAY Holding Co., 5.5%, 4/15/2024 (a)	24,656
5,487M	Georgia-Pacific, LLC, 5.4%, 11/1/2020 (a)	5,710,667
50M	Owens-Brockway, 5.875%, 8/15/2023 (a)	51,625
50M	Sealed Air Corp., 4.875%, 12/1/2022 (a)	50,688
		5,888,073
	Gaming/Leisure—.1%
25M	Boyd Gaming Corp., 6.875%, 5/15/2023	26,356
150M	MGM Resorts International, 6%, 3/15/2023	155,438
25M	National CineMedia, LLC, 6%, 4/15/2022	25,438
50M	Viking Cruises, Ltd., 6.25%, 5/15/2025 (a)	50,250
		257,482
	Health Care—4.3%
	Bausch Health Cos., Inc.:
75M	5.625%, 12/1/2021 (a)	75,000
125M	5.5%, 3/1/2023 (a)	120,781
50M	6.5%, 3/15/2022 (a)	52,125
50M	Centene Corp., 5.625%, 2/15/2021	51,000
50M	CHS/Community Health Systems, Inc., 6.25%, 3/31/2023	47,610
	CVS Health Corp.:
1,400M	3.125%, 3/9/2020	1,400,686
4,000M	2.8%, 7/20/2020	3,964,588
1,632M	Gilead Sciences, Inc., 2.55%, 9/1/2020	1,616,044
6,000M	Halfmoon Parent, Inc., 3.2%, 9/17/2020 (a)	5,980,794
100M	HCA, Inc., 6.25%, 2/15/2021	104,500
50M	HealthSouth Corp., 5.125%, 3/15/2023	50,375
50M	LifePoint Health, Inc., 5.875%, 12/1/2023	52,313
50M	Mallinckrodt Finance SB, 5.75%, 8/1/2022 (a)	46,375
50M	Molina Healthcare, Inc., 5.375%, 11/15/2022	51,063
50M	RegionalCare Hospital Partners Holdings, Inc., 8.25%, 5/1/2023 (a)	52,750

Principal Amount	Security	Value
	Health Care (continued)
$75M	Universal Hospital Services, Inc., 7.625%, 8/15/2020	$75,188
		13,741,192
	Home-building—.0%
50M	William Lyon Homes, Inc., 6%, 9/1/2023	48,500
	Information Technology—1.5%
125M	Alliance Data Systems Corp., 5.375%, 8/1/2022 (a)	126,406
150M	CommScope, Inc., 5.5%, 6/15/2024 (a)	151,687
	Diamond 1 Finance Corp.:
1,750M	3.48%, 6/1/2019 (a)	1,754,707
1,800M	4.42%, 6/15/2021 (a)	1,828,260
50M	5.875%, 6/15/2021 (a)	51,624
75M	NCR Corp., 5.875%, 12/15/2021	76,031
900M	QUALCOMM, Inc., 2.6%, 1/30/2023	865,693
50M	Rackspace Hosting, Inc., 8.625%, 11/15/2024 (a)	48,755
50M	Solera, LLC, 10.5%, 3/1/2024 (a)	54,875
		4,958,038
	Manufacturing—.0%
50M	ATS Automation Tooling Systems, Inc., 6.5%, 6/15/2023 (a)	51,875
50M	Grinding Media, Inc., 7.375%, 12/15/2023 (a)	52,162
		104,037
	Media-Broadcasting—.1%
50M	Netflix, Inc., 5.5%, 2/15/2022	51,813
125M	Nexstar Broadcasting, Inc., 5.625%, 8/1/2024 (a)	122,656
125M	Sinclair Television Group, Inc., 5.625%, 8/1/2024 (a)	122,656
50M	Sirius XM Radio, Inc., 4.625%, 5/15/2023 (a)	49,685
		346,810
	Media-Cable TV—.3%
200M	Altice U.S. Finance I Corp., 5.375%, 7/15/2023 (a)	202,750
75M	AMC Networks, Inc., 5%, 4/1/2024	74,062

Portfolio of Investments (continued)

LIMITED DURATION BOND FUND

September 30, 2018

Principal Amount	Security	Value
	Media-Cable TV (continued)
$75M	Cable One, Inc., 5.75%, 6/15/2022 (a)	$76,594
	CCO Holdings, LLC:
125M	5.125%, 2/15/2023	125,781
125M	5.875%, 4/1/2024 (a)	127,344
75M	Cequel Communications Holdings I, LLC, 5.125%, 12/15/2021 (a)	75,391
25M	Clear Channel International, 8.75%, 12/15/2020 (a)	25,930
200M	Clear Channel Worldwide Holdings, Inc. - Series “A”, 6.5%, 11/15/2022	204,750
100M	CSC Holdings, LLC, 6.75%, 11/15/2021	105,625
50M	DISH DBS Corp., 5%, 3/15/2023	45,563
50M	Midcontinent Communications & Finance Corp., 6.875%, 8/15/2023 (a)	52,578
		1,116,368
	Media-Diversified—.1%
75M	Gannett Co., Inc., 6.375%, 10/15/2023	77,625
100M	Outdoor Americas Capital, LLC, 5.625%, 2/15/2024	101,475
50M	Tribune Media Co., 5.875%, 7/15/2022	51,125
		230,225
	Metals/Mining—.4%
50M	AK Steel Corp., 7.5%, 7/15/2023	52,875
50M	Allegheny Technologies, Inc., 7.875%, 8/15/2023	53,687
50M	Cleveland-Cliffs, Inc., 4.875%, 1/15/2024 (a)	49,375
50M	Commercial Metals Co., 4.875%, 5/15/2023	49,830
50M	HudBay Minerals, Inc., 7.25%, 1/15/2023 (a)	51,631
25M	Joseph T. Ryerson & Son, Inc., 11%, 5/15/2022 (a)	27,250
25M	Northwest Acquisitions, ULC, 7.125%, 11/1/2022 (a)	25,625
25M	Peabody Energy Corp., 6%, 3/31/2022 (a)	25,531
35M	SunCoke Energy Partners, LP, 7.5%, 6/15/2025 (a)	36,138
900M	Viterra, Inc., 5.95%, 8/1/2020	932,425
		1,304,367

Principal Amount	Security	Value
	Real Estate—2.4%
$1,570M	American Tower Trust I, 3.07%, 3/15/2023 (a)	$1,534,468
1,000M	Boston Properties, LP, 5.875%, 10/15/2019	1,023,689
	Digital Realty Trust, LP:
1,671M	3.95%, 7/1/2022 (b)	1,682,829
900M	2.75%, 2/1/2023	860,496
50M	Equinix, Inc., 5.375%, 4/1/2023	51,438
50M	Geo Group, Inc., 5.125%, 4/1/2023	48,125
50M	Greystar Real Estate Partners, 5.75%, 12/1/2025 (a)	48,875
100M	Iron Mountain, Inc., 5.75%, 8/15/2024	99,250
50M	MPT Operating Partnership, LP, 6.375%, 3/1/2024	52,500
1,250M	Realty Income Corp., 3.25%, 10/15/2022	1,235,137
50M	VICI Properties 1, LLC, 8%, 10/15/2023	55,438
1,000M	Welltower, Inc., 6.125%, 4/15/2020	1,039,588
		7,731,833
	Retail-General Merchandise—.1%
50M	1011778 B.C., ULC, 4.625%, 1/15/2022 (a)	50,188
75M	AmeriGas Partners, LP, 5.625%, 5/20/2024	74,812
25M	J.C. Penney Co., Inc., 8.625%, 3/15/2025	16,875
50M	KFC Holding Co., LLC, 5%, 6/1/2024 (a)	49,719
		191,594
	Services—.1%
50M	ADT Corp., 3.5%, 7/15/2022	47,500
50M	BlueLine Rental Finance Corp., 9.25%, 3/15/2024 (a)	52,687
	First Data Corp.:
50M	5.375%, 8/15/2023 (a)	50,888
50M	7%, 12/1/2023 (a)	52,188
50M	Reliance Intermediate Holdings, LP, 6.5%, 4/1/2023 (a)	52,063
		255,326

Portfolio of Investments (continued)

LIMITED DURATION BOND FUND

September 30, 2018

Principal Amount	Security	Value
	Telecommunications—2.2%
	AT&T, Inc.:
$500M	5.875%, 10/1/2019	$514,304
3,500M	2.45%, 6/30/2020	3,454,685
125M	CenturyLink, Inc., 5.8%, 3/15/2022	127,812
50M	Frontier Communications Corp., 10.5%, 9/15/2022	44,750
100M	GCI, Inc., 6.75%, 6/1/2021	101,375
2,800M	Verizon Communications, Inc., 1.75%, 8/15/2021	2,687,359
50M	Zayo Group, LLC, 6%, 4/1/2023	51,750
		6,982,035
	Transportation—1.9%
3,600M	Aviation Capital Group, LLC, 7.125%, 10/15/2020 (a)	3,842,518
50M	BCD Acquisition, Inc., 9.625%, 9/15/2023 (a)	53,562
1,000M	Heathrow Funding, Ltd., 4.875%, 7/15/2021 (a)	1,038,590
50M	Meritor, Inc., 6.25%, 2/15/2024	51,188
1,000M	Southwest Airlines Co., 2.65%, 11/5/2020	986,258
30M	XPO Logistics, Inc., 6.5%, 6/15/2022 (a)	31,088
		6,003,204
	Utilities—8.3%
500M	Arizona Public Service Co., 8.75%, 3/1/2019	512,049
	Calpine Corp.:
50M	5.375%, 1/15/2023	47,437
50M	5.875%, 1/15/2024 (a)	50,500
500M	Consolidated Edison Co. of New York, 7.125%, 12/1/2018	503,738
5,000M	Dominion Energy, Inc., 5.2%, 8/15/2019	5,096,450
3,000M	DTE Energy Co., 3.3%, 6/15/2022	2,960,322
2,385M	Entergy Corp., 5.125%, 9/15/2020	2,448,634
1,375M	Exelon Generation Co., LLC, 3.4%, 3/15/2022	1,363,627
2,402M	Nextera Energy Capital Holding, 2.4%, 9/15/2019	2,389,418
2,000M	ONEOK Partners, LP, 3.375%, 10/1/2022	1,971,456
500M	Public Service Electric and Gas Co., 1.8%, 6/1/2019	496,662
390M	San Diego Gas & Electric Co., 1.914%, 2/1/2022	380,581

Principal Amount	Security	Value
	Utilities (continued)
	Sempra Energy:
$500M	9.8%, 2/15/2019	$512,823
1,500M	1.625%, 10/7/2019	1,478,644
5,700M	2.7841%, 3/15/2021 †	5,696,403
60M	Targa Resources Partners, LP, 4.25%, 11/15/2023	58,875
50M	Terraform Power Operating, LLC, 4.25%, 1/31/2023 (a)	49,000
700M	Wisconsin Public Service Corp., 1.65%, 12/4/2018	699,085
		26,715,704
	Waste Management—.0%
50M	Covanta Holding Corp., 5.875%, 3/1/2024	51,172
50M	GFL Environmental, Inc., 5.625%, 5/1/2022 (a)	48,625
		99,797
	Wireless Communications—.2%
75M	Intelsat Jackson Holdings SA, 8%, 2/15/2024 (a)	79,125
150M	Level 3 Financing, Inc., 5.375%, 1/15/2024	150,261
50M	SBA Communications Corp., 4.875%, 7/15/2022	50,605
125M	Sprint Communications, Inc., 6%, 11/15/2022	127,813
150M	Sprint Corp., 7.875%, 9/15/2023	162,188
	T-Mobile USA, Inc.:
50M	6%, 3/1/2023	51,525
25M	6%, 4/15/2024	25,969
		647,486
Total Value of Corporate Bonds (cost $205,608,283)		204,188,948
	ASSET-BACKED SECURITIES—14.2%
	Fixed Credit Cards—6.1%
3,905M	Barclays DryRock Issuance Trust, 2.2%, 12/15/2022	3,863,416
5,400M	Citibank Credit Card Issuance Trust, 2.49%, 1/20/2023	5,327,521
4,150M	Discover Card Execution Note Trust, 2.19%, 4/17/2023†	4,080,587

Portfolio of Investments (continued)

LIMITED DURATION BOND FUND

September 30, 2018

Principal Amount	Security	Value
	Fixed Credit Cards (continued)
	Synchrony Credit Card Master Trust:
$5,100M	1.93%, 6/15/2023	$5,001,116
1,500M	2.38%, 9/15/2023	1,477,088
		19,749,728
	Fixed Autos—5.8%
2,460M	American Credit Acceptance Trust, 2.61%, 5/10/2021 (a)	2,457,196
4,900M	BMW Vehicle Lease Trust, 2.07%, 10/20/2020	4,862,373
1,850M	CarMax Auto Owner Trust, 3.37%, 10/16/2023	1,842,145
1,134M	Ford Credit Floorplan Master Trust, 1.76%, 2/15/2021	1,130,428
	GM Financial Automobile Leasing Trust:
3,250M	3.18%, 6/21/2021	3,251,654
1,400M	3.31%, 4/20/2022	1,396,592
2,435M	Hertz Vehicle Financing Trust, 2.27%, 7/25/2020	2,419,204
1,190M	Santander Drive Auto Receivables Trust, 3.03%, 9/15/2022	1,185,264
		18,544,856
	Fixed Manufacturing—1.1%
3,600M	Kubota Credit Owner Trust, 3.1%, 8/15/2022 (a)	3,593,063
	Fixed Telecommunication Services—1.2%
3,980M	Verizon Owner Trust, 1.92%, 12/20/2021 (a)	3,929,096
Total Value of Asset-Backed Securities (cost $45,811,953)		45,816,743
	U.S. GOVERNMENT OBLIGATIONS—9.4%
	U.S. Treasury Notes:
2,000M	1.125%, 8/31/2021	1,902,382
13,730M	1.375%, 10/31/2020	13,328,288
5,050M	2.625%, 6/15/2021	5,017,059
10,000M	2.875%, 9/30/2023	9,966,210
Total Value of U.S. Government Obligations (cost $30,539,090)		30,213,939

Principal Amount	Security	Value
	U.S. GOVERNMENT AGENCY OBLIGATIONS—6.6%
	Fannie Mae:
$5,000M	1.25%, 5/6/2021	$4,798,650
1,700M	1.375%, 2/26/2021	1,641,761
5,000M	1.5%, 2/28/2020	4,915,170
5,000M	Federal Home Loan Bank, 2.375%, 3/30/2020	4,970,355
5,000M	Freddie Mac, 3.75%, 3/27/2019	5,032,870
Total Value of U.S. Government Agency Obligations (cost $21,589,480)		21,358,806
	COMMERCIAL MORTGAGE-BACKED SECURITIES—2.6%
	Fannie Mae—1.8%
1,300M	2.96%, 11/1/2018	1,298,050
4,346M	2.995%, 11/1/2022	4,309,421
		5,607,471
	Federal Home Loan Mortgage Corporation—.8%
2,657M	Multi-Family Structured Pass-Throughs, 2.4838%, 5/25/2024 †	2,660,575
Total Value of Commercial Mortgage-Backed Securities (cost $8,377,277)		8,268,046
	COLLATERALIZED MORTGAGE OBLIGATIONS—1.5%
4,876M	Fannie Mae, 4%, 2/25/2025 (cost $5,011,776)	4,944,459
	COVERED BONDS—1.5%
	Financial Services
5,000M	Royal Bank of Canada, 2.3%, 3/22/2021 (cost $5,014,967)	4,891,705
	UNINSURED U.S. AGENCY OBLIGATIONS—.2%
500M	Freddie Mac - STACR, 2.8844%, 9/25/2048 (cost $500,000) †	501,199

Portfolio of Investments (continued)

LIMITED DURATION BOND FUND

September 30, 2018

Principal Amount	Security	Value
	SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATIONS—1.5%
$5,000M	Federal Home Loan Bank, Zero Coupon, 10/1/2018 (Effective yield 0%) (cost $5,000,000)	$5,000,000

Total Value of Investments (cost $327,452,826)	100.9%	325,183,845
Excess of Liabilities Over Other Assets	(.9)	(2,961,867)
Net Assets	100.0%	$322,221,978

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933 (see Note 4).

(b)	A portion or all of the security purchased on a when-issued or delayed delivery basis (see Note 1G).

†	Interest rates are determined and reset periodically. The interest rates above are the rates in effect at September 30, 2018.

Summary of Abbreviations:

LLLP	Limited Liabilty Limited Partnership

STACR	Structured Agency Credit Risk

ULC	Unlimited Liability Corporation

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 –	Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 –

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2018:

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$204,188,948	$—	$204,188,948
Asset-Backed Securities	—	45,816,743	—	45,816,743
U.S. Government Obligations	—	30,213,939	—	30,213,939
U.S. Government Agency Obligations	—	21,358,806	—	21,358,806
Commercial Mortgage-Backed Securities	—	8,268,046	—	8,268,046
Collateralized Mortgage Obligations	—	4,944,459	—	4,944,459
Covered Bonds	—	4,891,705	—	4,891,705
Uninsured U.S. Agency Obligations	—	501,199	—	501,199
Short-Term U.S. Government Agency Obligations	—	5,000,000	—	5,000,000
Total Investments in Securities*	$—	$325,183,845	$—	$325,183,845

*	The Portfolio of Investments provides information on the industry categorization for corporate bonds, asset-backed securities and covered bonds.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended September 30, 2018. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements

Portfolio Managers’ Letter

STRATEGIC INCOME FUND

Dear Investor:

This is the annual report for the First Investors Strategic Income Fund for the fiscal year ended September 30, 2018. During the period, the Fund’s return on a net asset value basis was -0.10% for Class A shares and 0.22% for Advisor Class shares, including dividends of 32.0 cents per share on Class A shares and 35.0 cents per share on Advisor Class shares.

Economic overview

The 12-month period ending September 30, 2018 saw a strong economic backdrop in the U.S., with upbeat corporate earnings reports, corporate tax cuts and record-high M&A activity. This was offset by disturbances coming from escalating trade tensions and a number of other geopolitical issues, including signs of political instability in Europe because of Italy, ongoing Brexit negotiations and debt concerns in Turkey and Argentina.

U.S. economic growth accelerated during the period, especially in the second quarter of 2018, benefiting from fiscal stimulus. The economy expanded at an annualized rate of 4.2% during the second quarter of 2018, its highest growth rate since the third quarter of 2014. The domestic labor market continued to tighten as it approaches full employment. The unemployment rate dropped to 3.7% in September, its lowest rate in 50 years; however, wage growth was sluggish. Inflation, which has been on the rise over the last year, reached 2.9% in June and July, helped by rising oil and gasoline prices, then slowed to 2.7% in August. Based on strong fundamentals, consumer confidence hit its highest level since 2000 during September.

Corporate earnings continued to improve, benefiting from topline growth and margin expansion due to lower taxes. Second quarter operating earnings per share for the S&P 500 Index rose 27% from a year ago, the fastest pace since 2010.

The Federal Reserve (the Fed), along with installing Jerome Powell as its new Chair in February, instituted four 25 basis point rate hikes during the last 12 months. Altogether, there have been eight hikes since the Fed began its tightening cycle in December 2015. The Fed is widely expected to maintain a gradual pace of rate hikes while it continues to steadily shrink its balance sheet.

The global economy remains strong, but growth has slowed and become less synchronized, especially in emerging markets. Monetary policies have started to be less accommodative as major central banks have already started, or are planning to gradually remove, their support.

Trade concerns, escalating tensions between the U.S. and China, coupled with several other geopolitical issues, heavily weighed on investors’ sentiment toward international markets, especially during the second quarter of 2018. This resulted in an underperformance of international markets, particularly emerging markets. By the end of September 2018, the U.S. had finalized trade agreements with Canada, Mexico, Japan, and South Korea. Presently, talks continue with China. The U.S. has imposed tariffs on approximately $250 billion of Chinese imports, while China has retaliated with tariffs on roughly $110 billion of U.S. exports to China. The tariffs’ rates are scheduled to increase next year from 10% to 25% if a deal isn’t reached.

Over the past several months, emerging markets experienced tightening financial conditions resulting from rising U.S. interest rates and a stronger U.S. dollar, as well as being hurt by structural weaknesses in several emerging market countries, such as Turkey and Argentina.

Bond market

The U.S. fixed income markets had mostly negative performance for the past 12 months, with the broad U.S. bond market (as measured by the ICE BofA ML U.S. Broad Market Index) returning -1.1%.

The review period began with a combination of stronger economic data and minimal inflation globally. The Fed began unwinding its balance sheet by $10 billion per month. By the end of 2017, Congress approved and signed into law the Tax Cuts and Jobs Act, leading to a “risk-on” sentiment in the markets. Pointing to strong U.S. economic data, the Fed hiked rates four times over the last 12 months and the U.S. Treasury curve continued to flatten. Volatility returned to the market as mixed signals surrounding the growth outlook surfaced, with strong U.S. growth activity on one hand offset by macro uncertainties associated with global trade on the other. By the end of September 2018, strength in U.S. economic growth, rising inflation and higher interest rates left most U.S. fixed income markets in negative territory.

Interest rates rose across the yield curve while the overall curve flattened. The 2-year U.S. Treasury note yield, which is very sensitive to changes in Fed policy, rose by 134 basis points (bps) to 2.82%, reaching its highest level in 10 years during the third quarter. The 10-year U.S. Treasury note yield, which is controlled by other factors, such as GDP, inflation and investor sentiment, rose by 73 bps to 3.06%.

Credit-sensitive fixed income asset classes were negatively impacted by wider credit spreads. With record debt issuance to support M&A activity, investment grade corporate bonds (as measured by the ICE BofA ML Corporate Master Index) returned -1.1% for the period. BBB-rated bonds continued to be the strongest performing sector in terms of credit quality among investment grade corporate bonds. Shorter duration (one to three years) corporate bonds significantly outperformed longer-duration (10+ years) securities.

Amid limited supply of new issues and strength in commodity-related sectors, the high yield bond market (as measured by the ICE BofA ML U.S. Cash Pay HY Constrained Index) was the strongest domestic fixed income market for the period, returning 2.4%.

Municipal bonds (as measured by the ICE BofA ML Municipal Master Index) returned 0.5%. After the municipal bond market saw record issuance in the fourth quarter of 2017, new issue supply was lower through September, which led to favorable supply-demand dynamics for the sector. As with other fixed income markets, shorter-term municipal bonds outperformed longer-term municipal bonds, particularly with reduced demand from banks as a result of lower corporate tax rates.

Portfolio Managers’ Letter (continued)

STRATEGIC INCOME FUND

The Fund

The Fund can invest through institutional class shares in a number of First Investors Funds (Underlying Funds). The average allocations to Underlying Funds as a percentage of the Fund’s net assets, the total returns for the review period and the allocations as a percentage of net assets as of the end of the period are shown in the table below.

	Average allocations, Review period	Total return	Allocations, 9/30/18
Covered Call Strategy	1.6%	7.19%	0.0%
Premium Income	1.0%	3.27%*	2.5%
Floating Rate Fund	15.7%	4.20%	20.5%
Fund For Income	29.5%	1.91%	20.0%
Government Fund	1.9%	-1.50%**	0.0%
International Opportunities Bond Fund	5.4%	-4.03%	6.1%
Investment Grade Fund	14.4%	-1.18%	14.7%
Limited Duration Bond Fund	21.6%	-0.19%	25.1%
Tax Exempt Income Fund	3.5%	-0.20%	2.5%
Tax Exempt Opportunities Fund	0.6%	-1.39%	2.5%
Cash	4.8%	0.00%	6.1%

*	For the period April 2, 2018 (commencement of operations) to September 30, 2018.
**	For the period October 1, 2017 to September 21, 2018 (date of Fund Reorganization into the Limited Duration Bond Fund).

For the annual reporting period ended September 30, 2018, the Fund returned -0.11% for Class A shares, compared to a return of -1.17% for its benchmark, the ICE BofA Merrill Lynch U.S. Broad Market Index. In general, the Fund benefited from an overweight in underlying funds that performed well in an environment of solid economic growth, and an underweight in underlying funds that performed relatively poorly in a rising interest rate environment.

Specifically, the Fund’s largest investment during the review period was in the First Investors Fund for Income, a high yield bond fund. High yield bonds were the best performing sector of the fixed income market. The Fund also benefited from a substantial allocation to the First Investors Floating Rate Fund, which invests in bank loans. The Floating Rate Fund performed well in a rising interest rate environment due to its minimal interest rate risk. In contrast, the Fund had relatively little exposure to government and mortgage-backed securities which, because of their interest rate sensitivity, had negative total returns during the review period.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

Clark D. Wagner
Portfolio Manager and
Chief Investment Officer,
Foresters Investment Management Company, Inc.

October 31, 2018

Fund Expenses (unaudited)

STRATEGIC INCOME FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 4 for a detailed explanation of the information presented in these examples.

Expense Example	Annualized Expense Ratio	Beginning Account Value (4/1/18)	Ending Account Value (9/30/18)	Expenses Paid During Period (4/1/18-9/30/18)*
Class A Shares	0.56%
Actual		$1,000.00	$ 1,003.20	$2.81
Hypothetical**		$1,000.00	$ 1,022.26	$2.84
Advisor Class Shares	0.19%
Actual		$1,000.00	$ 1,004.98	$0.95
Hypothetical**		$1,000.00	$ 1,024.12	$0.96

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
**	Assumed rate of return of 5% before expenses

Portfolio Composition

BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2018, and are based on the total market value of investments.

Cumulative Performance Information (unaudited)

STRATEGIC INCOME FUND

Comparison of change in value of $10,000 investment in the First Investors Strategic Income Fund (Class A shares) and the Bank of America (“BofA”) Merrill Lynch U.S. Broad Market Index.

	Average Annual Total Returns*
N.A.V. Only	Class A	Advisor Class	BofA Merrill Lynch U.S. Broad Market Index
One Year	-0.10%	0.22%	-1.17%
Five Years	2.24%	2.63%	2.23%
Since Inception**	1.88%	2.24%	1.66%

S.E.C. Standardized	Class A	Advisor Class
One Year	-4.13%	0.22%
Five Years	1.41%	2.63%
Since Inception**	1.12%	2.24%

The graph compares a $10,000 investment in the First Investors Strategic Income Fund (Class A shares) beginning 4/3/13 (commencement of operations) with a theoretical investment in the BofA Merrill Lynch U.S. Broad Market Index (the “Index”). The Index tracks the performance of U.S. dollar-denominated investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, quasi-government, corporate, securitized and collateralized securities. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested. Advisor Class shares performance will be greater than that shown in the line

Cumulative Performance Information (unaudited) (continued)

STRATEGIC INCOME FUND

graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

*	Average Annual Total Return figures (for the periods ended 9/30/18) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the current maximum sales charge of 4% and assume the current sales charge of 4% was in effect at the beginning of the stated periods (prior to 6/12/17, the maximum sales charge was 5.75%). The Advisor Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since this class is sold without sales charges. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 1.00%. The Advisor Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 2.12%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Citigroup and all other figures are from Foresters Investment Management Company, Inc.

**	The Since Inception returns for Class A shares and Advisor Class shares are for the period beginning 4/3/13 (commencement of operations).

Portfolio of Investments

STRATEGIC INCOME FUND

September 30, 2018

Shares or Principal Amount	Security	Value
	MUTUAL FUNDS—93.2%
	Fixed Income Funds—90.7%
3,205,012	Floating Rate Fund - Institutional Class Shares	$31,120,663
12,394,911	Fund For Income - Institutional Class Shares	30,367,532
1,032,932	International Opportunities Bond Fund - Institutional Class Shares	9,213,749
2,422,818	Investment Grade Fund - Institutional Class Shares	22,289,935
4,139,759	Limited Duration Bond Fund - Institutional Class Shares	38,127,176
424,153	Tax Exempt Income Fund - Institutional Class Shares	3,838,596
237,635	Tax Exempt Opportunities Fund - Institutional Class Shares	3,778,402
		138,736,053
	Equity Funds—2.5%
377,554	Premium Income Fund - Institutional Class Shares	3,835,949
Total Mutual Funds (cost $149,683,500)		142,572,002
	U.S. GOVERNMENT OBLIGATIONS—1.3%
$2,000M	U.S. Treasury Bonds, 3.125%, 5/15/2048 (cost $2,058,906)	1,973,829
	SHORT-TERM U.S. GOVERNMENT OBLIGATIONS—4.8%
7,300M	U.S. Treasury Bills, Zero Coupon, 10/18/2018 (Effective Yield 1.779%) (cost $7,292,928) (a)	7,292,890
Total Value of Investments (cost $159,035,334)	99.3%	151,838,721
Other Assets, Less Liabilities	.7	1,100,581
Net Assets	100.0%	$152,939,302

(a)	The effective yields shown for zero coupon obligations are the effective yields at September 30, 2018.

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 –	Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Portfolio of Investments (continued)

STRATEGIC INCOME FUND

September 30, 2018

Level 2 –

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2018:

	Level 1	Level 2	Level 3	Total
Mutual Funds
Fixed Income Funds	$138,736,053	$—	$—	$138,736,053
Equity Funds	3,835,949	—	—	3,835,949
U.S. Government Obligations	—	1,973,829	—	1,973,829
Short-Term U.S. Government Obligations	—	7,292,890	—	7,292,890
Total Investments in Securities	$142,572,002	$9,266,719	$—	$151,838,721

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended September 30, 2018. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements

Portfolio Managers’ Letter

COVERED CALL STRATEGY FUND

Dear Investor:

This is the annual report for the First Investors Covered Call Strategy Fund for the fiscal year ended September 30, 2018. During the period, the Fund’s return on a net asset value basis was 6.79% for Class A shares, 7.09% for Advisor Class shares and 7.19% for Institutional Class shares, including dividends of 10.4 cents per share for Class A shares, 14.4 cents per share for Advisor Class shares and 23.9 cents per share for Institutional Class shares.

The Markets

Strong corporate profit growth has continued, with before-tax and after-tax S&P 500 profit up 13.9% and 22.9% year-over-year, respectively, benefiting from robust underlying economic growth, deregulation, and lower tax rates. The S&P 500 Index has returned 17.9% over the past year, while the Bloomberg Barclays Aggregate Bond Index declined -1.3% as interest rates have increased over the period. With core inflation now at the Federal Reserve’s target level and unemployment lower than normal at 3.7%, the Fed is expected to continue increasing interest rates through next year, which is likely to put continued pressure on bond prices.

Despite the negative headlines on trade this year, the actual impact on GDP growth has been negligible, with the U.S. economy posting 4.2% growth in the second quarter and an expected rate of 3.0% in the second half of 2018. NAFTA negotiations have produced a positive outcome, with all three countries agreeing to a deal. Negotiations with China continue with most of the developed world, including the U.S., Europe and Japan, arguing that China should strengthen intellectual property protections as well as reduce its above-average tariff rate. The U.S. applies a weighted average tariff rate of 1.6% on total imports, while China applies an average tariff rate of 3.5% on its total imports. Consequently, there is the potential for a longer-term benefit to global trade resulting from the current negotiations with China.

The Fund

The Fund’s Institutional Class shares returned 7.19% net of fees for the year ended September 30, 2018, versus 9.76% for the benchmark CBOE S&P 500 Buy Write (BXM) Index. Over the past twelve months, Large Cap Growth stocks returned 25.20% while Large Cap Value stocks returned 10.05%, resulting in an excess return of 1,515 basis points (bps) for growth over value. The stocks in the Fund outperformed the S&P 500 Value Index during the past year due to both positive sector allocation and stock selection. However, the value oriented stocks in the Fund underperformed the S&P 500, as the Fund was underweight the majority of the growth stocks. While overall sector allocation was positive, mainly due to an underweight in the underperforming bond-proxy sectors, stock selection was negative due to an underweight in many of the growth stocks within Technology and Consumer Discretionary. The growth versus value performance disparity has been the largest driver of relative stocks returns since inception of the Fund. However, the call options in the Fund outperformed the call options in the benchmark during the last twelve months. The majority of the call option outperformance has come from positive strike price selection, as the S&P 500 has rallied 17.90% over the period. The out-of-the-money call options of the Fund have allowed for more upside capture relative to the at-the-money call options of the benchmark BXM Index. To a lesser extent, the call option outperformance was also due the single stock call options

Portfolio Managers’ Letter (continued)

COVERED CALL STRATEGY FUND

in the Fund providing more call premium than the Index options of the benchmark - a consistent feature of the Fund relative to the BXM Index.

Outlook

The Fund is invested in attractively valued equities with strong fundamentals. Total net income for the stocks in the strategy is expected to grow 10.9% over the next twelve months, well above average, as profit margins remain at record levels. The stocks are more attractively valued than the S&P 500, with a forward price-to-earnings ratio of 14.5 for the stocks in the Fund versus 16.8 for the S&P 500.1 As a result of the strong earnings growth and the potential for price appreciation, we have positioned the call options above existing stock prices as we enter the fourth quarter (the call options average 3.8% out-of-the-money).

In addition to increased dividends and share buybacks, companies may use the tax windfall to boost capex spending. Therefore, we have positioned the Fund toward companies likely to benefit from higher capex, particularly Industrials, but also Energy and Telecom capex investment as oil prices have strengthened and Telecoms build-out 5G capabilities. An infrastructure package would be an additional tailwind to such stocks. The Fed is likely to continue with more interest rate increases through 2019, and we have positioned the portfolio accordingly, with an overweight in Financials, which benefit from higher rates as well as deregulation, and an underweight in the bond-proxy sectors.

While after-tax S&P 500 earnings growth is expected to slow to 13.1% over the next 12 months, the growth rate is nearly double the long-term average, and is on top of the current all-time record level of earnings.2 It’s not only corporate earnings that have surpassed record levels, but also corporate profit margins. Consumers are in a strong financial position, as well. Consumer balance sheets are healthy and households have been saving more than 6% of their disposable income every year for the past five years, a rate rarely seen during the last cycle.3 Recession risk has historically been low during periods when corporate profitability is elevated and consumers have a high propensity to save. This should allow the current expansion to continue well into 2019.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

Wiley D. Angell	Sean C. Hughes, CFA
Portfolio Manager	Portfolio Manager

October 31, 2018

[1]	Source: Bloomberg.

[2]	Source: Bloomberg.

[3]	Source: Bloomberg.

Fund Expenses (unaudited)

COVERED CALL STRATEGY FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 4 for a detailed explanation of the information presented in these examples.

Expense Example	Annualized Expense Ratio	Beginning Account Value (4/1/18)	Ending Account Value (9/30/18)	Expenses Paid During Period (4/1/18-9/30/18)*
Class A Shares	1.30%
Actual		$1,000.00	$1,066.97	$ 6.74
Hypothetical**		$1,000.00	$1,018.55	$ 6.58
Advisor Class Shares	0.97%
Actual		$1,000.00	$1,068.48	$ 5.03
Hypothetical**		$1,000.00	$1,020.21	$ 4.91
Institutional Class Shares	0.84%
Actual		$1,000.00	$1,069.18	$ 4.36
Hypothetical**		$1,000.00	$1,020.86	$ 4.26

*

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

**	Assumed rate of return of 5% before expenses

Portfolio Composition

TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2018, and are based on the total market value of investments.

Cumulative Performance Information (unaudited)

COVERED CALL STRATEGY FUND

Comparison of change in value of $10,000 investment in the First Investors Covered Call Strategy Fund (Class A shares) and the Cboe S&P 500 BuyWrite Index.

	Average Annual Total Returns*
N.A.V. Only	Class A	Advisor Class	Institutional Class	CBOE S&P 500 Buy Write Index
One Year	6.79%	7.09%	7.19%	9.76%
Since Inception**	8.00%	8.33%	8.49%	11.13%†

S.E.C. Standardized	Class A	Advisor Class	Institutional Class
One Year	0.67%	7.09%	7.19%
Since Inception**	5.47%	8.33%	8.49%

The graph compares a $10,000 investment in the First Investors Covered Call Strategy Fund (Class A shares) beginning 4/1/16 (commencement of operations) with a theoretical investment in the Cboe S&P 500 BuyWrite Index (the “Index”). The Index is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index. The Index is a passive total return index based on (1) buying an S&P 500 stock index portfolio, and (2) “writing” (or selling) the near-term S&P 500 Index (“SPX”) “covered” call option, generally on the third Friday of each month. The SPX call written will have about one month remaining to expiration, with an exercise price just above the prevailing index level (i.e., slightly out of the money). The SPX call is held until expiration and cash settled, at which time a new one-month, near-the-money call is written. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Advisor Class shares and Institutional Class shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

*	Average Annual Total Return figures (for the periods ended 9/30/18) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 5.30%. The Advisor Class “S.E.C. Standardized” Average Annual Total Return for One Year and Since Inception would have been 7.03% and 8.08%, respectively. The Institutional Class “S.E.C. Standardized” Average Annual Total Return for One Year and Since Inception would have been 7.14% and 8.28%, respectively. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from CBOE and all other figures are from Foresters Investment Management Company, Inc.

**	The Since Inception returns for Class A shares, Advisor Class shares and Institutional Class shares are for the period beginning 4/1/16 (commencement of operations).

Portfolio of Investments

COVERED CALL STRATEGY FUND

September 30, 2018

Shares		Security	Value
		COMMON STOCKS—98.9%
		Consumer Discretionary—9.8%
88,000		Best Buy Co., Inc.	$6,983,680
133,800		Carnival Corp.	8,532,426
52,900		Home Depot, Inc.	10,958,235
68,000		Whirlpool Corp.	8,075,000
			34,549,341
		Consumer Staples—5.1%
53,200		Costco Wholesale Corp.	12,495,616
24,500		PepsiCo, Inc.	2,739,100
28,000		Walmart, Inc.	2,629,480
			17,864,196
		Energy—8.6%
112,400		Chevron Corp.	13,744,272
230,900		Halliburton Co.	9,358,377
88,000		Occidental Petroleum Corp.	7,230,960
			30,333,609
		Exchange Traded Funds—0%
400		SPDR S&P 500 ETF Trust (ETF)	116,288
		Financials—16.6%
69,200		Allstate Corp.	6,830,040
78,100		American Express Co.	8,316,869
282,100		Bank of America Corp.	8,310,666
129,800		BB&T, Inc.	6,300,492
21,200		BlackRock, Inc.	9,992,196
131,300		JPMorgan Chase & Co.	14,815,892
94,000		Morgan Stanley	4,377,580
			58,943,735
		Health Care—12.9%
42,300		Allergan, PLC	8,057,304
75,500	*	Celgene Corp.	6,756,495

Shares	Security	Value
	Health Care (continued)
90,300	CVS Health Corp.	$7,108,416
172,700	Medtronic, PLC	16,988,499
96,800	Merck & Co., Inc.	6,866,992
		45,777,706
	Industrials—10.7%
87,300	Honeywell International, Inc.	14,526,720
24,200	Lockheed Martin Corp.	8,372,232
41,000	Parker Hannifin Corp.	7,541,130
35,800	Raytheon Co.	7,398,428
		37,838,510
	Information Technology—27.4%
88,800	Apple, Inc.	20,045,712
37,600	Broadcom, Inc.	9,277,048
273,200	Cisco Systems, Inc.	13,291,180
218,600	Intel Corp.	10,337,594
45,400	International Business Machines Corp.	6,864,934
76,100	Mastercard, Inc. - Class “A”	16,940,621
143,400	Microsoft Corp.	16,400,658
37,700	Texas Instruments, Inc.	4,044,833
		97,202,580
	Materials—3.4%
187,300	DowDuPont, Inc.	12,045,263
	Telecommunication Services—3.4%
357,700	AT&T, Inc.	12,011,566
	Utilities—1.0%
21,900	NextEra Energy, Inc.	3,670,440

Total Value of Common Stocks (cost $304,277,819)	98.9%	350,353,234
Other Assets, Less Liabilities	1.1	3,937,836
Net Assets	100.0%	$354,291,070

*	Non-income producing

Portfolio of Investments (continued)

COVERED CALL STRATEGY FUND

September 30, 2018

Summary of Abbreviations:

ETF	Exchange Traded Fund

SPDR	Standard & Poor’s Depository Receipts

CALL OPTIONS WRITTEN—(1.4)%	Expiration Date	Exercise Price	Contracts	Value
Allstate Corp.	1/18/19	$105.00	(692)	$(87,884)
American Express Co.	10/19/18	110.00	(781)	(62,480)
Apple, Inc.	11/16/18	235.00	(533)	(213,200)
Apple, Inc.	11/16/18	230.00	(355)	(214,775)
AT&T, Inc.	11/16/18	34.00	(3,577)	(189,581)
Bank of America Corp.	10/19/18	32.00	(2,821)	(14,105)
BB&T, Inc.	10/19/18	52.50	(1,298)	(7,788)
Best Buy Co., Inc.	10/19/18	80.00	(880)	(132,000)
BlackRock, Inc.	10/19/18	570.00	(212)	(18,550)
Broadcom, Inc.	10/19/18	250.00	(376)	(151,904)
Carnival Corp.	10/19/18	67.50	(330)	(4,290)
Carnival Corp.	10/19/18	62.50	(1,008)	(206,640)
Celgene Corp.	10/26/18	92.50	(755)	(130,615)
Chevron Corp.	10/19/18	120.00	(804)	(294,264)
Chevron Corp.	11/2/18	125.00	(320)	(57,600)
Cisco Systems, Inc.	10/26/18	49.50	(2,732)	(109,280)
Costco Wholesale Corp.	10/19/18	240.00	(91)	(23,478)
Costco Wholesale Corp.	10/19/18	230.00	(441)	(348,390)
CVS Health Corp.	10/19/18	80.00	(903)	(97,524)
DowDuPont, Inc.	11/2/18	70.50	(1,873)	(36,524)
Halliburton Co.	10/19/18	42.50	(949)	(23,725)
Halliburton Co.	10/19/18	40.00	(737)	(89,177)
Halliburton Co.	11/16/18	45.00	(623)	(19,313)
Home Depot, Inc.	11/16/18	220.00	(529)	(70,357)
Honeywell International, Inc.	10/19/18	170.00	(873)	(110,871)
Intel Corp.	10/26/18	49.00	(2,186)	(187,996)
International Business Machines Corp.	11/2/18	157.50	(454)	(75,364)
JPMorgan Chase & Co.	11/16/18	120.00	(1,313)	(94,536)
Lockheed Martin Corp.	11/2/18	355.00	(242)	(105,270)
Mastercard, Inc. - Class "A”	11/2/18	225.00	(761)	(371,368)
Medtronic, PLC	11/16/18	97.50	(1,727)	(481,833)
Merck & Co., Inc.	1/18/19	70.00	(968)	(309,760)
Microsoft Corp.	10/19/18	115.00	(308)	(50,820)
Microsoft Corp.	11/2/18	118.00	(1,126)	(190,294)

CALL OPTIONS WRITTEN—(1.4)%	Expiration Date	Exercise Price	Contracts	Value
Morgan Stanley	10/19/18	$50.00	(940)	$(19,740)
NextEra Energy, Inc.	11/16/18	175.00	(219)	(22,995)
Occidental Petroleum Corp.	10/19/18	85.00	(880)	(37,840)
Parker Hannifin Corp.	11/16/18	195.00	(410)	(108,650)
PepsiCo, Inc.	10/26/18	118.00	(245)	(6,125)
Raytheon Co.	10/19/18	210.00	(358)	(55,848)
Texas Instruments, Inc.	11/2/18	114.00	(377)	(33,930)
Walmart, Inc.	11/16/18	100.00	(280)	(26,880)
Total Value of Call Options Written (premium received $4,894,698)				$(4,893,564)

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 –	Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 –

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2018:

	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$350,353,234	$—	$—	$350,353,234

Liabilities
Call Options Written	$(4,893,564)	$—	$—	$(4,893,564)

*	The Portfolio of Investments provides information on the industry categorization for common stocks.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended September 30, 2018. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements

Portfolio Manager’s Letter

EQUITY INCOME FUND

Dear Investor:

This is the annual report for the First Investors Equity Income Fund for the fiscal year ended September 30, 2018. During the period, the Fund’s return on a net asset value basis was 8.68% for Class A shares, 7.89% for Class B shares, 9.09% for Advisor Class shares and 9.21% for Institutional Class shares, including dividends of 17.1 cents per share for Class A shares, 10.4 cents per share for Class B shares, 20.8 cents per share for Advisor Class shares and 20.6 cents per share for Institutional Class shares. In addition, the Fund distributed capital gains of 36.1 cents per share on each class of shares.

Economic overview

The 12-month period ending September 30, 2018 saw a strong economic backdrop in the U.S., with upbeat corporate earnings reports, corporate tax cuts and record-high M&A activity. This was offset by disturbances coming from escalating trade tensions and a number of other geopolitical issues, including signs of political instability in Europe because of Italy, ongoing Brexit negotiations and debt concerns in Turkey and Argentina.

U.S. economic growth accelerated during the period, especially in the second quarter of 2018, benefiting from fiscal stimulus. The economy expanded at an annualized rate of 4.2% during the second quarter of 2018, its highest growth rate since the third quarter of 2014. The domestic labor market continued to tighten as it approaches full employment. The unemployment rate dropped to 3.7% in September, its lowest rate in 50 years; however, wage growth was sluggish. Inflation, which has been on the rise over the last year, reached 2.9% in June and July, helped by rising oil and gasoline prices, then slowed to 2.7% in August. Based on strong fundamentals, consumer confidence hit its highest level since 2000 during September.

Corporate earnings continued to improve, benefiting from topline growth and margin expansion due to lower taxes. Second quarter operating earnings per share for the S&P 500 Index rose 27% from a year ago, the fastest pace since 2010.

The Federal Reserve (the Fed), along with installing Jerome Powell as its new Chair in February, instituted four 25 basis point rate hikes during the last 12 months. Altogether, there have been eight hikes since the Fed began its tightening cycle in December 2015. The Fed is widely expected to maintain a gradual pace of rate hikes while it continues to steadily shrink its balance sheet.

The global economy remains strong, but growth has slowed and become less synchronized, especially in emerging markets. Monetary policies have started to be less accommodative as major central banks have already started, or are planning to gradually remove, their support.

Trade concerns, escalating tensions between the U.S. and China, coupled with several other geopolitical issues, heavily weighed on investors’ sentiment toward international markets, especially during the second quarter of 2018. This resulted in an underperformance of international markets, particularly emerging markets. By the end of September 2018, the U.S. had finalized trade agreements with Canada, Mexico, Japan, and South Korea. Presently, talks continue with China. The U.S. has imposed tariffs on approximately $250 billion of Chinese imports, while China has retaliated with tariffs on roughly $110 billion of U.S. exports to China. The tariffs’ rates are scheduled to increase next year from 10% to 25% if a deal isn’t reached.

Over the past several months, emerging markets experienced tightening financial conditions resulting from rising U.S. interest rates and a stronger U.S. dollar, as well as being hurt by structural weaknesses in several emerging market countries, such as Turkey and Argentina.

U.S. equity market

U.S. equities delivered strong performance during the 12 months ending September 30, 2018. All three major stock indices posted high double-digit returns during a relatively low-volatility period. Led by solid returns in the Information Technology and Consumer Discretionary sectors, the Dow Jones Industrial Average returned 20.7%, the S&P 500 Index 17.9% and the Nasdaq Composite Index 25.2%. Higher-yielding stocks significantly lagged overall market performance, as shown by the Dow Jones Select Dividend Index’s return of 10.6%, during a period in which the Fed raised interest rates.

Large-cap stocks (as measured by the Russell 1000 Index) delivered a total return of 17.8%, outpacing the 15.2% return of small caps (as measured by the Russell 2000 Index). U.S.-centric firms remain in favor with investors given their robust earnings in early 2018 which helped to showcase the strength of the U.S. economy. Last year’s U.S. tax reform has boosted earnings for domestic companies, aided corporate sentiment, supported consumer spending and enhanced shareholder returns. As one indication of the impact, new share buyback authorizations in 2018 are expected to exceed $1 trillion.

The Consumer Discretionary sector’s 30.8% return for the period was the best performing in the S&P 500 Index and was led by Amazon and Netflix. With rising consumer confidence and store traffic measures, retailing stocks once again performed well. Information Technology was the second best-performing sector due to several industry tail winds. With the growth of the Internet of Things, connected devices, autonomous vehicles, and the emergence of Big Data with artificial intelligence, the stocks of Google, NVIDIA and Apple, among others, all benefited significantly. Communications Services was the weakest-performing sector falling -1.1%. Both Consumer Staples, which tends to underperform during periods of U.S. dollar strength, and Utilities, which are likely to underperform during periods of rising interest rates, each declined less than 1%.

The Fund

The Fund underperformed compared to its benchmark, the Russell 1000 Value Index which returned 9.45%, for the annual reporting period ended September 30, 2018. The Fund’s performance for the period was favorably impacted by its outperformance in most major sectors. The biggest positive contribution to Fund performance came from the Information Technology sector where some of our top holdings, Microsoft (+56% total return in the period), Cisco (+49%) and Apple (+49%), helped drive the Fund’s performance. There has been a strong macro backdrop in spending as new technologies, such as Autonomous Vehicles, Internet of Things, and Big Data with Artificial Intelligence continue to warrant significant new investments. Within

Portfolio Manager’s Letter (continued)

EQUITY INCOME FUND

the Consumer Staples sector, our investment in Dr. Pepper Snapple (+50%) was rewarded when Keurig, the maker of coffee pods, offered to buy the company to create scale in the beverage industry. Royal Ahold Delhaize, the Dutch supermarket giant, had a strong year, up 26%, and Pinnacle Foods (+15%) was recently acquired by Conagra Brands. Within Consumer Discretionary, the Fund’s holdings in Home Depot and Lowe’s benefited from strong consumer spending likely spurred by the recent U.S. tax reform. Regal Entertainment, a domestic owner of cinemas (+15%), was acquired by rival Cineworld Group, which positively impacted the Fund earlier in the year.

On the other hand, the Fund was underexposed to certain large financial firms during the period that resulted in Fund underperformance within that sector. For example, the Fund’s investment in Invesco (-32%) has suffered due to poor performance and margin pressures. Additionally, our holdings of smaller regional banks did not match the performance of some of the larger financial institutions due to slower-than-expected loan growth and somewhat muted margin expansion.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

Sean Reidy
Portfolio Manager and
Director of Equities,
Foresters Investment Management Company, Inc.

October 31, 2018

Fund Expenses (unaudited)

EQUITY INCOME FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 4 for a detailed explanation of the information presented in these examples.

Expense Example	Annualized Expense Ratio	Beginning Account Value (4/1/18)	Ending Account Value (9/30/18)	Expenses Paid During Period (4/1/18-9/30/18)*
Class A Shares	1.21%
Actual		$1,000.00	$1,067.39	$ 6.27
Hypothetical**		$1,000.00	$1,019.00	$ 6.12
Class B Shares	2.06%
Actual		$1,000.00	$1,063.06	$ 10.65
Hypothetical**		$1,000.00	$1,014.74	$ 10.40
Advisor Class Shares	0.85%
Actual		$1,000.00	$1,069.17	$ 4.41
Hypothetical**		$1,000.00	$1,020.81	$ 4.31
Institutional Class Shares	0.80%
Actual		$1,000.00	$1,069.84	$ 4.15
Hypothetical**		$1,000.00	$1,021.06	$ 4.05

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
**	Assumed rate of return of 5% before expenses

Portfolio Composition

TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2018, and are based on the total market value of investments.

Cumulative Performance Information (unaudited)

EQUITY INCOME FUND

Comparison of change in value of $10,000 investment in the First Investors Equity Income Fund (Class A shares), the Russell 1000 Value Index† and the Standard & Poor’s 500 Index.

	Average Annual Total Returns*
N.A.V. Only	Class A	Class B	Advisor Class	Institutional Class	Russell 1000 Value Index	S&P 500 Index
One Year	8.68%	7.89%	9.09%	9.21%	9.45%	17.90%
Five Years	9.24%	8.33%	9.59%	9.67%	10.72%	13.95%
Ten Years or Since Inception**	8.58%	7.94%	10.18%	10.28%	9.79%†	11.96%†

S.E.C. Standardized	Class A	Class B	Advisor Class	Institutional Class
One Year	2.47%	3.89%	9.09%	9.21%
Five Years	7.95%	8.03%	9.59%	9.67%
Ten Years or Since Inception**	7.93%	7.94%	10.18%	10.28%

The graph compares a $10,000 investment in the First Investors Equity Income Fund (Class A shares) beginning 9/30/08 with theoretical investments in the Russell 1000 Value Index and the Standard & Poor’s 500 Index (the “Indices”). The Russell 1000 Value Index is an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The Standard & Poor’s 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. It is not possible to invest directly in these Indices. In addition, the Indices do not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares, Advisor Class shares and Institutional Class shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

*	Average Annual Total Return figures (for the periods ended 9/30/18) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Advisor Class were waived or assumed. If such expenses had been paid by the Fund, the Advisor Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 9.60%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from FTSE Russell and Standard & Poor’s and all other figures are from Foresters Investment Management Company, Inc.

**	The Since Inception returns for Advisor Class shares and Institutional Class shares are for the periods beginning 4/1/13 (commencement of operations for those classes).

†	During the fiscal year, the Fund changed its primary broad-based securities index to the Russell 1000 Value Index from the Standard & Poor’s 500 Index since it more closely reflects the Fund’s investment strategies. After this fiscal year we will not show a comparison to the Standard & Poor’s 500 Index.

††	The Index return is for ten years. The Russell 1000 Value Index return and The S&P 500 Index return since inception of the Advisor Class shares and Institutional Class shares are 11.11% and 14.25%, respectively.

Portfolio of Investments

EQUITY INCOME FUND

September 30, 2018

Shares	Security	Value
	COMMON STOCKS—95.1%
	Consumer Discretionary—5.7%
55,800	Acushnet Holdings Corp.	$1,530,594
134,600	American Eagle Outfitters, Inc.	3,342,118
193,400	Comcast Corp. - Special Shares “A”	6,848,294
58,800	Dana, Inc.	1,097,796
63,300	Lowe’s Cos., Inc.	7,268,106
29,500	McDonald’s Corp.	4,935,055
16,200	Oxford Industries, Inc.	1,461,240
60,600	Penske Automotive Group, Inc.	2,871,834
75,100	Tapestry, Inc.	3,775,277
55,000	Wyndham Hotels & Resorts, Inc.	3,056,350
		36,186,664
	Consumer Staples—7.5%
85,500	Altria Group, Inc.	5,156,505
92,200	Coca-Cola Co.	4,258,718
38,300	Kimberly-Clark Corp.	4,352,412
47,066	Kraft Heinz Co.	2,593,807
63,500	PepsiCo, Inc.	7,099,300
76,500	Philip Morris International, Inc.	6,237,810
65,000	Pinnacle Foods, Inc.	4,212,650
71,400	Procter & Gamble Co.	5,942,622
79,700	Walmart, Inc.	7,484,627
		47,338,451
	Energy—11.7%
63,400	Anadarko Petroleum Corp.	4,273,794
37,000	Andeavor Logistics, LP	5,679,500
68,400	BP, PLC (ADR)	3,153,240
106,000	Chevron Corp.	12,961,680
71,500	ConocoPhillips	5,534,100
384,900	EnCana Corp.	5,046,039
42,800	EOG Resources, Inc.	5,459,996
57,900	ExxonMobil Corp.	4,922,658

Shares		Security	Value
		Energy (continued)
92,500		Occidental Petroleum Corp.	$7,600,725
51,700		PBF Energy, Inc. - Class “A”	2,580,347
82,700		Royal Dutch Shell, PLC - Class “A” (ADR)	5,635,178
92,900		Schlumberger, Ltd.	5,659,468
139,800		Suncor Energy, Inc.	5,408,862
			73,915,587
		Financials—21.4%
136,700	*	AllianceBernstein Holding, LP (MLP)	4,162,515
60,800		American Express Co.	6,474,592
144,100		Bank of America Corp.	4,245,186
107,000		Bank of New York Mellon Corp.	5,455,930
67,800		Berkshire Hills Bancorp, Inc.	2,759,460
6,500		BlackRock, Inc.	3,063,645
69,110		Chubb, Ltd.	9,235,860
107,900		Citigroup, Inc.	7,740,746
60,000		Comerica, Inc.	5,412,000
65,000		Discover Financial Services	4,969,250
20,600		Goldman Sachs Group, Inc.	4,619,344
123,100		Hamilton Lane, Inc. - Class “A”	5,450,868
87,100		Invesco, Ltd.	1,992,848
110,000		iShares S&P U.S. Preferred Stock Index Fund (ETF)	4,084,300
122,700		JPMorgan Chase & Co.	13,845,468
80,000		MetLife, Inc.	3,737,600
156,700		Old National Bancorp of Indiana	3,024,310
32,700		PNC Financial Services Group, Inc.	4,453,413
69,200		Popular, Inc.	3,546,500
65,500		Prosperity Bancshares, Inc.	4,542,425
294,700		Regions Financial Corp.	5,407,745
208,300		Sterling Bancorp	4,582,600
39,800		Travelers Cos., Inc.	5,162,458
30,900		U.S. Bancorp	1,631,829
119,800		Waddell & Reed Financial, Inc. - Class “A”	2,537,364

Portfolio of Investments (continued)

EQUITY INCOME FUND

September 30, 2018

Shares	Security	Value
	Financials (continued)
249,500	Wells Fargo & Co.	$13,113,720
		135,251,976
	Health Care—14.3%
101,100	Abbott Laboratories	7,416,696
24,100	AbbVie, Inc.	2,279,378
22,500	Aetna, Inc.	4,564,125
61,700	CVS Health Corp.	4,857,024
85,700	GlaxoSmithKline, PLC (ADR)	3,442,569
96,900	Johnson & Johnson	13,388,673
85,000	Koninklijke Philips NV (ADR)	3,868,350
75,794	Medtronic, PLC	7,455,856
201,211	Merck & Co., Inc.	14,273,908
360,724	Pfizer, Inc.	15,897,107
31,400	Phibro Animal Health Corp. - Class “A”	1,347,060
119,000	Smith & Nephew, PLC (ADR)	4,413,710
27,000	UnitedHealth Group, Inc.	7,183,080
		90,387,536
	Industrials—8.3%
14,800	3M Co.	3,118,508
62,600	Eaton Corp., PLC	5,429,298
13,100	General Dynamics Corp.	2,681,832
36,200	Honeywell International, Inc.	6,023,680
51,100	Ingersoll-Rand, PLC	5,227,530
31,450	ITT, Inc.	1,926,627
29,700	Kansas City Southern, Inc.	3,364,416
19,000	Lockheed Martin Corp.	6,573,240
52,200	Schneider National, Inc. - Class “B”	1,303,956
68,300	Triton International, Ltd.	2,272,341
51,900	United Parcel Service, Inc. - Class “B”	6,059,325
60,100	United Technologies Corp.	8,402,581
		52,383,334

Shares	Security	Value
	Information Technology—10.5%
40,600	Apple, Inc.	$9,165,044
254,000	Cisco Systems, Inc.	12,357,100
207,700	HP Enterprise Co.	3,387,587
140,000	HP, Inc.	3,607,800
186,900	Intel Corp.	8,838,501
36,400	LogMeIn, Inc.	3,243,240
115,300	Microsoft Corp.	13,186,861
18,300	MKS Instruments, Inc.	1,466,745
95,300	QUALCOMM, Inc.	6,864,459
82,000	Silicon Motion Technology Corp. (ADR)	4,403,400
		66,520,737
	Materials—4.7%
130,523	DowDuPont, Inc.	8,393,934
37,300	Eastman Chemical Co.	3,570,356
62,700	FMC Corp.	5,466,186
22,000	LyondellBasell Industries NV - Class “A”	2,255,220
22,400	Praxair, Inc.	3,600,352
40,700	Sealed Air Corp.	1,634,105
83,800	WestRock Co.	4,478,272
		29,398,425
	Real Estate—3.4%
182,900	Americold Realty Trust (REIT)	4,576,158
112,920	Brookfield Property Partners (REIT)	2,358,899
81,700	Douglas Emmett, Inc. (REIT)	3,081,724
27,800	Federal Realty Investment Trust (REIT)	3,515,866
95,600	FNF Group, Inc.	3,761,860
105,000	Sunstone Hotel Investors, Inc. (REIT)	1,717,800
106,400	Urstadt Biddle Properties, Inc. (REIT)	2,265,256
		21,277,563
	Telecommunication Services—3.1%
236,080	AT&T, Inc.	7,927,567

Portfolio of Investments (continued)

EQUITY INCOME FUND

September 30, 2018

Shares	Security	Value
	Telecommunication Services (continued)
212,800	Verizon Communications, Inc.	$11,361,392
		19,288,959
	Utilities—4.5%
39,900	American Electric Power Co., Inc.	2,828,112
113,100	CenterPoint Energy, Inc.	3,127,215
50,000	Dominion Energy, Inc.	3,514,000
35,000	Duke Energy Corp.	2,800,700
128,000	Exelon Corp.	5,588,480
25,700	NextEra Energy, Inc.	4,307,320
65,000	PPL Corp.	1,901,900
65,400	Vectren Corp.	4,675,446
		28,743,173
Total Value of Common Stocks (cost $422,212,253)		600,692,405
	PREFERRED STOCKS—1.6%
	Financials—1.0%
800	Citizens Financial Group, Inc., Series A, 5.5%, 2049	820,000
102,800	JPMorgan Chase & Co., Series Y, 6.125%, 2020	2,650,184
120,000	U.S. Bancorp, 5.5%, 2023	3,015,600
		6,485,784
	Real Estate—.6%
50,500	Digital Realty Trust, Inc. (REIT), Series G, 5.875%, 2049	1,242,805
	Urstadt Biddle Properties, Inc. (REIT):
49,000	Series G, 6.75%, 2049, 0%,	1,240,435
41,700	Series H, 6.25%, 2022, 0%,	1,010,391
		3,493,631
Total Value of Preferred Stocks (cost $9,889,446)		9,979,415

Principal Amount	Security	Value
	SHORT-TERM U.S. GOVERNMENT OBLIGATIONS—1.6%
$10,000M	U.S. Treasury Bills, Zero Coupon, 10/4/2018 (Effective yield 1.022%) (cost $9,998,370) (a)	$9,998,320

Total Value of Investments (cost $442,100,069)	98.3%	620,670,140
Other Assets, Less Liabilities	1.7	10,587,165
Net Assets	100.0%	$631,257,305

*	Non-income producing

(a)	The effective yields shown for zero coupon obligations are the effective yields at September 30, 2018.

Summary of Abbreviations:

ADR	American Depositary Receipts

ETF	Exchange Traded Fund

MLP	Master Limited Partnership

REIT	Real Estate Investment Trust

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 –	Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 –

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Portfolio of Investments (continued)

EQUITY INCOME FUND

September 30, 2018

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2018:

	Level 1	Level 2	Level 3	Total
Common Stocks	$600,692,405	$—	$—	$600,692,405
Preferred Stocks	9,979,415	—	—	9,979,415
Short-Tem U.S. Government Obligations	—	9,998,320	—	9,998,320
Total Investments in Securities*	$610,671,820	$9,998,320	$—	$620,670,140

*	The Portfolio of Investments provides information on the industry categorization for common stocks and preferred stocks.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended September 30, 2018. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements

Portfolio Manager’s Letter

GLOBAL FUND

Dear Investor:

This is the annual report for the First Investors Global Fund for the fiscal year ended September 30, 2018. During the period, the Fund’s return on a net asset value basis was 10.69% for Class A shares, 9.70% for Class B shares, 11.03% for Advisor Class shares and 11.12% for Institutional Class shares, including dividends of 4.4 cents per share for Class A shares, 3.2 cents per share for Class B shares, 5.1 cents per share for Advisor Class shares and 5.3 cents per share for Institutional Class shares. In addition, the Fund distributed capital gains of 63.0 cents per share on each class of shares.

Economic overview

The 12-month period ending September 30, 2018 saw a strong economic backdrop in the U.S., with upbeat corporate earnings reports, corporate tax cuts and record-high M&A activity. This was offset by disturbances coming from escalating trade tensions and a number of other geopolitical issues, including signs of political instability in Europe because of Italy, ongoing Brexit negotiations and debt concerns in Turkey and Argentina.

U.S. economic growth accelerated during the period, especially in the second quarter of 2018, benefiting from fiscal stimulus. The economy expanded at an annualized rate of 4.2% during the second quarter of 2018, its highest growth rate since the third quarter of 2014. The domestic labor market continued to tighten as it approaches full employment. The unemployment rate dropped to 3.7% in September, its lowest rate in 50 years; however, wage growth was sluggish. Inflation, which has been on the rise over the last year, reached 2.9% in June and July, helped by rising oil and gasoline prices, then slowed to 2.7% in August. Based on strong fundamentals, consumer confidence hit its highest level since 2000 during September.

Corporate earnings continued to improve, benefiting from topline growth and margin expansion due to lower taxes. Second quarter operating earnings per share for the S&P 500 Index rose 27% from a year ago, the fastest pace since 2010.

The Federal Reserve (the Fed), along with installing Jerome Powell as its new Chair in February, instituted four 25 basis point rate hikes during the last 12 months. Altogether, there have been eight hikes since the Fed began its tightening cycle in December 2015. The Fed is widely expected to maintain a gradual pace of rate hikes while it continues to steadily shrink its balance sheet.

The global economy remains strong, but growth has slowed and become less synchronized, especially in emerging markets. Monetary policies have started to be less accommodative as major central banks have already started, or are planning to gradually remove, their support.

Trade concerns, escalating tensions between the U.S. and China, coupled with several other geopolitical issues, heavily weighed on investors’ sentiment toward international markets, especially during the second quarter of 2018. This resulted in an underperformance of international markets, particularly emerging markets. By the end of September 2018, the U.S. had finalized trade agreements with Canada, Mexico, Japan, and South Korea. Presently, talks continue with China. The U.S. has imposed tariffs on approximately $250 billion of Chinese

Portfolio Manager’s Letter (continued)

GLOBAL FUND

imports, while China has retaliated with tariffs on roughly $110 billion of U.S. exports to China. The tariffs’ rates are scheduled to increase next year from 10% to 25% if a deal isn’t reached.

Over the past several months, emerging markets experienced tightening financial conditions resulting from rising U.S. interest rates and a stronger U.S. dollar, as well as being hurt by structural weaknesses in several emerging market countries, such as Turkey and Argentina.

International equity market

Global equities, as measured by the MSCI All Country World Index, advanced 10.4% during the trailing one-year period ending September 30, 2018, rising in three of the four calendar quarters during this timeframe. The strong equity markets were led by a massive increase in U.S. corporate earnings as a direct result of U.S. corporate tax cuts that were passed at the end of 2017.

The Fed’s actions regarding monetary policy and its shrinking balance sheet, combined with concerns surrounding potential disruption in world trade, led to periods of higher volatility, particularly in the first and third quarters of 2018, with European markets also being dominated by globalization issues. While concerns about trade relations between the U.S. and the European Union (EU) diminished over the year, many European multinational corporations were impacted both directly and indirectly by the U.S.-China trade conflict and its accompanying tariffs. Within Europe, there was limited progress in terms of Brexit as there remains very little movement between the positions of the UK and the EU on key issues, such as the Irish border and access to the single market. Lastly, concern about Italy increased, given the government’s spending plans, which remain above the 2% budget deficit hurdle that Europe has set for EU members. The Japanese stock market also had a solid return for the period. Prime Minister Shinzo Abe was comfortably re-elected as the leader of the ruling Liberal Democratic Party, ensuring that he will become the longest-serving prime minister and have more time to push through his political and economic reform agenda.

The Fund

The Fund outperformed its benchmark, the MSCI All Country World Index, for the annual reporting period ended September 30, 2018. Fund performance was driven by both sector allocation and stock selection, a result of our bottom-up stock selection process. Our decision to materially overweight the Information Technology sector, as well as an overweight to the Financials sector and underweights to the Telecommunications and Consumer Staples sectors, all contributed positively to relative Fund performance. Conversely, an underweight to the Energy sector slightly offset these results. A small cash position also detracted from relative Fund performance due to the strong market environment.

Stock selection also contributed to the Fund’s relative outperformance with the strongest stock selection benefit coming from the Consumer Discretionary, Industrials, Financials, and Real Estate sectors. Netflix, a U.S.-based global entertainment company providing subscription-based streaming media, including its original content, was the top contributor within Consumer Discretionary names and the Fund overall. The company’s shares posted strong gains throughout most of the period due to strong earnings and solid domestic and international subscriber momentum. However, after Netflix reported 2Q 2018 earnings, we were disappointed by the deceleration in these key metrics, so we sold the stock from the portfolio.

Weaker selection within the Energy, Consumer Staples, and Materials sectors partially offset some positive results. The largest relative detractor to Fund performance for the period was Valeo, a French based global car part manufacturer. Following the diesel emission scandal, Europe changed its emission testing requirements resulting in severe delays in the emissions recertification of cars. This temporary delay in demand for Valeo’s products led the company to revise downward its forecasted earnings. However, the outlook for Valeo remains constructive given its strong position in specialty parts used in electric vehicles and self-driving cars.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

Pedro V. Marcal*
Portfolio Manager and
Director of International Equities,
Foresters Investment Management Company, Inc.

October 31, 2018

*

Mr. Marcal became portfolio manager of the Fund and Director of International Equities of Foresters Investment Management Company, Inc. on July 2, 2018. Prior to that, the Fund was managed by Wellington Management Company LLP.

Fund Expenses (unaudited)

GLOBAL FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 4 for a detailed explanation of the information presented in these examples.

Expense Example	Annualized Expense Ratio	Beginning Account Value (4/1/18)	Ending Account Value (9/30/18)	Expenses Paid During Period (4/1/18-9/30/18)*
Class A Shares	1.43%
Actual		$1,000.00	$1,042.60	$ 7.32
Hypothetical**		$1,000.00	$1,017.90	$ 7.23
Class B Shares	2.23%
Actual		$1,000.00	$1,038.17	$ 11.39
Hypothetical**		$1,000.00	$1,013.89	$ 11.26
Advisor Class Shares	1.04%
Actual		$1,000.00	$1,045.14	$ 5.33
Hypothetical**		$1,000.00	$1,019.86	$ 5.27
Institutional Class Shares	1.00%
Actual		$1,000.00	$1,044.88	$ 5.13
Hypothetical**		$1,000.00	$1,020.06	$ 5.06

*

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

**	Assumed rate of return of 5% before expenses

Portfolio Composition

TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2018, and are based on the total market value of investments.

Cumulative Performance Information (unaudited)

GLOBAL FUND

Comparison of change in value of $10,000 investment in the First Investors Global Fund (Class A shares) and the Morgan Stanley Capital International (“MSCI”) All Country World Index.

	Average Annual Total Returns*
N.A.V. Only	Class A	Class B	Advisor Class	Institutional Class	MSCI All Country World Index
One Year	10.69%	9.70%	11.03%	11.12%	10.35%
Five Years	8.97%	8.11%	9.37%	9.45%	9.25%
Ten Years or Since Inception**	8.10%	7.46%	10.39%	10.48%	8.78%†

S.E.C. Standardized	Class A	Class B	Advisor Class	Institutional Class
One Year	4.38%	5.72%	11.03%	11.12%
Five Years	7.68%	7.82%	9.37%	9.45%
Ten Years or Since Inception**	7.46%	7.46%	10.39%	10.48%

The graph compares a $10,000 investment in the First Investors Global Fund (Class A shares) beginning 9/30/08 with a theoretical investment in the MSCI All Country World Index (the “Index”). The Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging market country indices. The Index consists of 47 country indices including 23 developed and 24 emerging market country indices. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares, Advisor Class shares and Institutional

Cumulative Performance Information (unaudited) (continued)

GLOBAL FUND

Class shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

*	Average Annual Total Return figures (for the periods ended 9/30/18) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been 4.32%, 7.64% and 7.44%, respectively. The Class B “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been 5.67%, 7.77% and 7.43%, respectively. The Advisor Class “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Since Inception would have been 10.98%, 9.34% and 10.34%, respectively. The Institutional Class “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Since Inception would have been 11.07%, 9.41% and 10.44%, respectively. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Morgan Stanley & Co., Inc. and all other figures are from Foresters Investment Management Company, Inc.

**	The Since Inception returns for Advisor Class shares and Institutional Class shares are for the periods beginning 4/1/13 (commencement of operations for those classes).

†	The Index return is for ten years. The Index return since inception of the Advisor Class shares and Institutional Class shares is 9.86%.

Portfolio of Investments

GLOBAL FUND

September 30, 2018

Shares		Security	Value
		COMMON STOCKS—97.5%
		United States—57.5%
33,850		Abbott Laboratories	$2,483,236
26,700		Air Products & Chemicals, Inc.	4,460,235
6,625	*	Alphabet, Inc. - Class “A”	7,996,905
11,215	*	Alphabet, Inc. - Class “C”	13,384,766
8,700	*	Amazon.com, Inc.	17,426,100
86,117		Apple, Inc.	19,440,052
124,384		Ball Corp.	5,471,652
447,012		Bank of America Corp.	13,168,974
48,300	*	Berkshire Hathaway, Inc. - Class “B”	10,341,513
10,600	*	Biogen, Inc.	3,745,086
15,623	*	bluebird bio, Inc.	2,280,958
132,412		Bristol-Myers Squibb Co.	8,220,137
110,000		Burford Capital, Ltd.	2,787,206
94,200		Chevron Corp.	11,518,776
103,000		CMS Energy Corp.	5,047,000
36,441	*	Concho Resources, Inc.	5,566,363
95,138		Edison International	6,438,940
56,700		EOG Resources, Inc.	7,233,219
15,000	*	Exact Sciences Corp.	1,183,800
32,000	*	Facebook, Inc.	5,262,720
32,200		Goldman Sachs Group, Inc.	7,220,528
10,500	*	Illumina, Inc.	3,854,130
70,000		Intel Corp.	3,310,300
47,080		Intercontinental Exchange, Inc.	3,525,821
105,000		JPMorgan Chase & Co.	11,848,200
31,000		Kansas City Southern	3,511,680
100,000		Kroger Co.	2,911,000
16,400	*	Laboratory Corp. of America Holdings	2,848,352
7,000		Lockheed Martin Corp.	2,421,720
25,220		Marriott International, Inc.	3,329,797
135,300		Merck & Co., Inc.	9,598,182
111,263		Microsoft Corp.	12,725,149
181,800		Morgan Stanley	8,466,426

Portfolio of Investments (continued)

GLOBAL FUND

September 30, 2018

Shares		Security	Value
		United States (continued)
130,000		Noble Energy, Inc.	$4,054,700
57,059		Northern Trust Corp.	5,827,436
8,000		Northrop Grumman Corp.	2,538,960
21,209		NVIDIA Corp.	5,960,153
27,000		PepsiCo, Inc.	3,018,600
210,000		Pfizer, Inc.	9,254,700
35,000		Philip Morris International, Inc.	2,853,900
30,500		Pioneer Natural Resources Co.	5,312,795
22,500		Raytheon Co.	4,649,850
42,698	*	salesforce.com, Inc.	6,790,263
10,000	*	Sarepta Therapeutics, Inc.	1,615,100
25,800	*	ServiceNow, Inc.	5,047,254
31,000		Stanley Black & Decker, Inc.	4,539,640
51,200	*	Synopsys, Inc.	5,048,832
36,000	*	Take-Two Interactive Software, Inc.	4,967,640
33,010		Thermo Fisher Scientific, Inc.	8,057,081
41,200		Union Pacific Corp.	6,708,596
46,500		United Technologies Corp.	6,501,165
45,470		UnitedHealth Group, Inc.	12,096,839
69,942		Visa, Inc.	10,497,595
28,800		Vulcan Materials Co.	3,202,560
129,400		Wells Fargo & Co.	6,801,264
53,600		Zimmer Biomet Holdings, Inc.	7,046,792
			361,420,638
		United Kingdom—6.9%
175,000		Anglo American, PLC	3,930,098
99,700		Ashtead Group, PLC	3,166,874
1,259,100		BP, PLC	9,671,119
115,300		British American Tobacco, PLC	5,386,888
300,000		GVC Holdings, PLC	3,591,538
25,000	*	GW Pharmaceuticals, PLC (ADR)	4,318,500
400,000		Inmarsat, PLC	2,606,814
110,000	*	Ocado Group, PLC	1,289,226

Shares		Security	Value
		United Kingdom (continued)
101,600		Reckitt Benckiser Group, PLC	$9,291,020
			43,252,077
		Japan—6.5%
75,000		Don Quijote Holdings Co., Ltd.	3,795,547
5,000		Keyence Corp.	2,903,538
1,270,000		Mitsubishi UFJ Financial Group, Inc.	7,926,043
27,700		Nintendo Co., Ltd.	10,107,745
50,607		SoftBank Corp.	5,108,804
151,871		Sony Corp.	9,311,155
31,800		TIS, Inc.	1,589,720
			40,742,552
		Germany—6.1%
27,250		adidas AG	6,672,578
31,900		Allianz SE	7,111,194
27,500		Aumann AG	1,902,960
28,100		Muenchener Rueckversicherungs AG	6,223,310
6,000		Puma SE	2,960,675
95,258	*	PVA TePla AG	1,548,389
35,700		Siemens AG	4,573,533
60,100		Stroeer SE & Co,. KGaA	3,435,921
23,670		Volkswagen AG Preferred Shares (ADR)	4,166,276
			38,594,836
		France—4.3%
75,000		BNP Paribas SA	4,589,917
200,000		Credit Agricole SA	2,876,151
26,800		LVMH Moet Hennessy Louis Vuitton	9,477,969
26,000		Safran SA	3,643,604
43,100		Schneider Electric SE	3,467,856
60,179		Valeo SA	2,613,167
			26,668,664

Portfolio of Investments (continued)

GLOBAL FUND

September 30, 2018

Shares		Security	Value
		China—3.4%
91,542	*	Alibaba Group Holding, Ltd. (ADR)	$15,082,460
200,000		Ping An Insurance (Group) Co. of China, Ltd.	2,031,079
957,600		Sands China, Ltd.	4,336,408
			21,449,947
		Switzerland—2.8%
1,050		Interroll Holding AG	2,047,789
11,100	*	Lonza Group AG	3,788,975
105,122		Nestle SA	8,764,094
35,000		Swiss Re AG	3,231,098
			17,831,956
		Canada—1.6%
350,000		EnCana Corp.	4,588,500
148,000		Suncor Energy, Inc.	5,726,120
			10,314,620
		Netherlands—1.5%
18,400		ASML Holding NV	3,437,356
71,500		NXP Semiconductors NV	6,113,250
			9,550,606
		Taiwan—1.2%
172,176		Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	7,603,292
		Hong Kong—1.1%
1,081,000	*	China Mengniu Dairy Co., Ltd.	3,597,188
75,791		Tencent Holdings, Ltd.	3,129,095
			6,726,283
		South Korea—.8%
119,564		Samsung Electronics Co., Ltd.	5,006,759

Shares or Principal Amount		Security	Value
		India—.7%
116,324		HDFC Bank, Ltd.	$3,219,089
81,000		Reliance Industries, Ltd.	1,405,628
			4,624,717
		Luxembourg—.6%
450,000		Aroundtown SA	4,002,136
		Bahamas—.6%
46,887		Activision Blizzard, Inc.	3,900,530
		Ireland—.6%
140,105		Keywords Studios, PLC	3,560,970
		Austria—.5%
70,000		Erste Group Bank AG	2,907,964
		Italy—.4%
178,200		UniCredit SpA	2,682,238
		Mexico—.2%
150,000	*	Cemex SAB de CV (ADR)	1,056,000
		Sweden—.2%
53,000		HMS Networks AB	948,196
Total Value of Common Stocks (cost $543,951,798)			612,844,981
		SHORT-TERM U.S. GOVERNMENT OBLIGATIONS—1.6%
		United States
$10,000M		U.S. Treasury Bills, Zero Coupon, 10/4/2018 (Effective yield 1.022%) (cost $9,998,360) (a)	9,998,320

Total Value of Investments (cost $553,950,158)	99.1%	622,843,301
Other Assets, Less Liabilities	.9	5,815,367
Net Assets	100.0%	$628,658,668

Portfolio of Investments (continued)

GLOBAL FUND

September 30, 2018

*	Non-income producing

(a)	The effective yields shown for zero coupon obligations are the effective yields at September 30, 2018.

Summary of Abbreviations:

ADR	American Depositary Receipts

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 –	Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 –

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2018:

	Level 1	Level 2	Level 3	Total
Common Stocks
United States	$361,420,638	$—	$—	$361,420,638
United Kingdom	43,252,077	—	—	43,252,077
Japan	40,742,552	—	—	40,742,552
Germany	38,594,836	—	—	38,594,836
France	26,668,664	—	—	26,668,664
China	21,449,947	—	—	21,449,947
Switzerland	17,831,956	—	—	17,831,956
Canada	10,314,620	—	—	10,314,620
Netherlands	9,550,606	—	—	9,550,606
Taiwan	7,603,292	—	—	7,603,292
Hong Kong	6,726,283	—	—	6,726,283
South Korea	5,006,759	—	—	5,006,759
India	4,624,717	—	—	4,624,717
Luxembourg	4,002,136	—	—	4,002,136
Bahamas	3,900,530	—	—	3,900,530
Ireland	3,560,970	—	—	3,560,970
Austria	2,907,964	—	—	2,907,964
Italy	2,682,238	—	—	2,682,238
Mexico	1,056,000	—	—	1,056,000
Sweden	948,196	—	—	948,196
Short-Term U.S. Government Obligations	—	9,998,320	—	9,998,320
Total Investments in Securities	$612,844,981	$9,998,320	$—	$622,843,301

During the year ended September 30, 2018, there were no transfers between Level 1 investments and Level 2 investments that had a material inpact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the year (see Note 1A). Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements

Portfolio Manager’s Letter

GROWTH & INCOME FUND

Dear Investor:

This is the annual report for the First Investors Growth & Income Fund for the fiscal year ended September 30, 2018. During the period, the Fund’s return on a net asset value basis was 10.35% for Class A shares, 9.49% for Class B shares, 10.73% for Advisor Class shares and 10.85% for Institutional Class shares, including dividends of 31.6 cents per share for Class A shares, 8.4 cents per share for Class B shares, 40.4 cents per share for Advisor Class shares and 41.2 cents per share for Institutional Class shares. In addition, the Fund distributed capital gains of 94.2 cents per share on each class of shares.

Economic overview

The 12-month period ending September 30, 2018 saw a strong economic backdrop in the U.S., with upbeat corporate earnings reports, corporate tax cuts and record-high M&A activity. This was offset by disturbances coming from escalating trade tensions and a number of other geopolitical issues, including signs of political instability in Europe because of Italy, ongoing Brexit negotiations and debt concerns in Turkey and Argentina.

U.S. economic growth accelerated during the period, especially in the second quarter of 2018, benefiting from fiscal stimulus. The economy expanded at an annualized rate of 4.2% during the second quarter of 2018, its highest growth rate since the third quarter of 2014. The domestic labor market continued to tighten as it approaches full employment. The unemployment rate dropped to 3.7% in September, its lowest rate in 50 years; however, wage growth was sluggish. Inflation, which has been on the rise over the last year, reached 2.9% in June and July, helped by rising oil and gasoline prices, then slowed to 2.7% in August. Based on strong fundamentals, consumer confidence hit its highest level since 2000 during September.

Corporate earnings continued to improve, benefiting from topline growth and margin expansion due to lower taxes. Second quarter operating earnings per share for the S&P 500 Index rose 27% from a year ago, the fastest pace since 2010.

The Federal Reserve (the Fed), along with installing Jerome Powell as its new Chair in February, instituted four 25 basis point rate hikes during the last 12 months. Altogether, there have been eight hikes since the Fed began its tightening cycle in December 2015. The Fed is widely expected to maintain a gradual pace of rate hikes while it continues to steadily shrink its balance sheet.

The global economy remains strong, but growth has slowed and become less synchronized, especially in emerging markets. Monetary policies have started to be less accommodative as major central banks have already started, or are planning to gradually remove, their support.

Trade concerns, escalating tensions between the U.S. and China, coupled with several other geopolitical issues, heavily weighed on investors’ sentiment toward international markets, especially during the second quarter of 2018. This resulted in an underperformance of international markets, particularly emerging markets. By the end of September 2018, the U.S. had finalized trade agreements with Canada, Mexico, Japan, and South Korea. Presently, talks continue with China. The U.S. has imposed tariffs on approximately $250 billion of Chinese imports, while China has retaliated with tariffs on roughly $110 billion of U.S. exports to China. The tariffs’ rates are scheduled to increase next year from 10% to 25% if a deal isn’t reached.

Over the past several months, emerging markets experienced tightening financial conditions resulting from rising U.S. interest rates and a stronger U.S. dollar, as well as being hurt by structural weaknesses in several emerging market countries, such as Turkey and Argentina.

U.S. equity market

U.S. equities delivered strong performance during the 12 months ending September 30, 2018. All three major stock indices posted high double-digit returns during a relatively low-volatility period. Led by solid returns in the Information Technology and Consumer Discretionary sectors, the Dow Jones Industrial Average returned 20.7%, the S&P 500 Index 17.9% and the Nasdaq Composite Index 25.2%. Higher-yielding stocks significantly lagged overall market performance, as shown by the Dow Jones Select Dividend Index’s return of 10.6%, during a period in which the Fed raised interest rates.

Large-cap stocks (as measured by the Russell 1000 Index) delivered a total return of 17.8%, outpacing the 15.2% return of small caps (as measured by the Russell 2000 Index). U.S.-centric firms remain in favor with investors given their robust earnings in early 2018 which helped to showcase the strength of the U.S. economy. Last year’s U.S. tax reform has boosted earnings for domestic companies, aided corporate sentiment, supported consumer spending and enhanced shareholder returns. As one indication of the impact, new share buyback authorizations in 2018 are expected to exceed $1 trillion.

The Consumer Discretionary sector’s 30.8% return for the period was the best performing in the S&P 500 Index and was led by Amazon and Netflix. With rising consumer confidence and store traffic measures, retailing stocks once again performed well. Information Technology was the second best-performing sector due to several industry tail winds. With the growth of the Internet of Things, connected devices, autonomous vehicles, and the emergence of Big Data with artificial intelligence, the stocks of Google, NVIDIA and Apple, among others, all benefited significantly. Communications Services was the weakest-performing sector falling -1.1%. Both Consumer Staples, which tends to underperform during periods of U.S. dollar strength, and Utilities, which are likely to underperform during periods of rising interest rates, each declined less than 1%.

The Fund

The First Investors Growth & Income Fund outperformed its benchmark, the Russell 1000 Value Index, which returned 9.45% on a comparable basis. Although the Fund outperformed its benchmark, its total return lagged broader market indices, such as the S&P 500 (+17.90%) due to strong performance of more richly-valued growth stocks during the period. The Fund’s strong performance was largely owed to the strong backdrop in Information Technology spending, which was aided by a healthy level of sentiment and purchasing activity in the sector, likely spurred in part by U.S. tax reform. Large positions in Microsoft (+56% total return in the period), Cisco (+49%) and Apple (+49%) helped drive Fund outperformance. Additionally, the Fund

Portfolio Manager’s Letter (continued)

GROWTH & INCOME FUND

benefited disproportionally from strong returns in the Health Care sector due to positive stock selection with notable contributors, including life-science equipment maker Thermo Fisher Scientific (+29%), and animal-health provider Zoetis (+44%), both due to strong end-market conditions, as well as Abbott Laboratories (+40%), which was helped by new and expected product releases.

The Fund’s holdings in the Energy sector also outperformed, with refiner Marathon Petroleum (+46%) capitalizing on the more supportive margin environment and announcing plans to consolidate operations with a rival. Such pockets of strength more than offset areas that detracted from the Fund’s relative performance. Compared to its benchmark, the Fund was underexposed to the share gains of a number of large money-center banks during the period. Stock selection in the Consumer Discretionary sector also detracted from performance, most notably declines in Tupperware (-28%), which was driven by weakness in certain emerging market economies, and Newell Brands (-40%), which was hurt by retailer bankruptcies and cost pressures. Although the notable decline of General Electric (-52%) detracted modestly from absolute Fund performance, the Fund’s ownership of the company was significantly less than its benchmark, aiding the relative performance comparison.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

Sean Reidy
Portfolio Manager and
Director of Equities,
Foresters Investment Management Company, Inc.

October 31, 2018

Fund Expenses (unaudited)

GROWTH & INCOME FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 4 for a detailed explanation of the information presented in these examples.

Expense Example	Annualized Expense Ratio	Beginning Account Value (4/1/18)	Ending Account Value (9/30/18)	Expenses Paid During Period (4/1/18-9/30/18)*
Class A Shares	1.15%
Actual		$1,000.00	$1,070.55	$ 5.97
Hypothetical**		$1,000.00	$1,019.30	$ 5.82
Class B Shares	1.96%
Actual		$1,000.00	$1,066.56	$ 10.15
Hypothetical**		$1,000.00	$1,015.24	$ 9.90
Advisor Class Shares	0.80%
Actual		$1,000.00	$1,072.50	$ 4.16
Hypothetical**		$1,000.00	$1,021.06	$ 4.05
Institutional Class Shares	0.74%
Actual		$1,000.00	$1,073.02	$ 3.85
Hypothetical**		$1,000.00	$1,021.36	$ 3.75

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
**	Assumed rate of return of 5% before expenses

Portfolio Composition

TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2018, and are based on the total market value of investments.

Cumulative Performance Information (unaudited)

GROWTH & INCOME FUND

Comparison of change in value of $10,000 investment in the First Investors Growth & Income Fund (Class A shares), the Russell 1000 Value Index† and the Standard & Poor’s 500 Index.

	Average Annual Total Returns*
N.A.V. Only	Class A	Class B	Advisor Class	Institutional Class	Russell 1000 Value Index	S&P 500 Index
One Year	10.35%	9.49%	10.73%	10.85%	9.45%	17.90%
Five Years	8.86%	8.01%	9.27%	9.31%	10.72%	13.95%
Ten Years or Since Inception**	9.83%	9.21%	10.57%	10.62%	9.79%†	11.96%†

S.E.C. Standardized	Class A	Class B	Advisor Class	Institutional Class
One Year	4.01%	5.49%	10.73%	10.85%
Five Years	7.58%	7.72%	9.27%	9.31%
Ten Years or Since Inception**	9.19%	9.21%	10.57%	10.62%

The graph compares a $10,000 investment in the First Investors Growth & Income Fund (Class A shares) beginning 9/30/08 with theoretical investments in the Russell 1000 Value Index and the Standard & Poor’s 500 Index (the “Indices”). The Russell 1000 Value Index is an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The Standard & Poor’s 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. It is not possible to invest directly in these Indices. In addition, the Indices do not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares, Advisor Class shares and Institutional Class shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

*	Average Annual Total Return figures (for the periods ended 9/30/18) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Advisor Class and Institutional Class were waived or assumed. If such expenses had been paid by the Fund, the Advisor Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 9.83% and the Institutional Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 9.91%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from FTSE Russell and Standard & Poor’s and all other figures are from Foresters Investment Management Company, Inc.

**	The Since Inception returns for Advisor Class shares and Institutional Class shares are for the periods beginning 4/1/13 (commencement of operations for those classes).

†	During the fiscal year, the Fund changed its primary broad-based securities index to the Russell 1000 Value Index from the Standard & Poor’s 500 Index since it more closely reflects the Fund’s investment strategies. After this fiscal year we will not show a comparison to the Standard & Poor’s 500 Index.

††	The Index return is for ten years. The Russell 1000 Value Index return and The S&P 500 Index return since inception of the Advisor Class shares and Institutional Class shares are 11.11% and 14.25%, respectively.

Portfolio of Investments

GROWTH & INCOME FUND

September 30, 2018

Shares	Security	Value
	COMMON STOCKS—96.2%
	Consumer Discretionary—5.4%
100,000	Aptiv, PLC	$8,390,000
251,000	Aramark Holdings Corp.	10,798,020
174,700	CBS Corp. - Class “B”	10,036,515
94,500	Home Depot, Inc.	19,575,675
60,000	Ross Stores, Inc.	5,946,000
250,000	Tapestry, Inc.	12,567,500
160,000	Walt Disney Co.	18,710,400
208,200	Wyndham Hotels & Resorts, Inc.	11,569,674
		97,593,784
	Consumer Staples—7.8%
348,900	Altria Group, Inc.	21,042,159
127,500	Coca-Cola Co.	5,889,225
364,700	Conagra Brands, Inc.	12,388,859
421,304	Koninklijke Ahold Delhaize NV (ADR)	9,626,796
294,500	Mondelez International, Inc. - Class “A”	12,651,720
184,500	PepsiCo, Inc.	20,627,100
257,000	Philip Morris International, Inc.	20,955,780
251,300	Procter & Gamble Co.	20,915,699
192,200	Walmart, Inc.	18,049,502
		142,146,840
	Energy—11.1%
228,000	Anadarko Petroleum Corp.	15,369,480
418,700	BP, PLC (ADR)	19,302,070
295,200	ConocoPhillips	22,848,480
370,000	Devon Energy Corp.	14,777,800
152,400	EOG Resources, Inc.	19,441,668
257,000	ExxonMobil Corp.	21,850,140
338,700	Halliburton Co.	13,727,511
161,800	Hess Corp.	11,581,644
498,400	Marathon Oil Corp.	11,602,752
273,000	Marathon Petroleum Corp.	21,831,810

Shares		Security	Value
		Energy (continued)
92,600		Phillips 66	$10,437,872
485,000		Suncor Energy, Inc.	18,764,650
			201,535,877
		Financials—21.8%
278,300		American Express Co.	29,636,167
102,400		American International Group, Inc.	5,451,776
125,300		Ameriprise Financial, Inc.	18,501,798
1,452,800		Bank of America Corp.	42,799,488
65,600	*	Berkshire Hathaway, Inc. - Class “B”	14,045,616
130,000		Chubb, Ltd.	17,373,200
596,300		Citigroup, Inc.	42,778,562
441,200		Citizens Financial Group, Inc.	17,017,084
153,000		Comerica, Inc.	13,800,600
301,700		Discover Financial Services	23,064,965
69,800		IBERIABANK Corp.	5,678,230
410,230		JPMorgan Chase & Co.	46,290,353
267,100		MetLife, Inc.	12,478,912
153,700		Morgan Stanley	7,157,809
150,000		PNC Financial Services Group, Inc.	20,428,500
146,700		SPDR S&P Regional Banking (ETF)	8,716,914
480,000		Sterling Bancorp	10,560,000
410,000		U.S. Bancorp	21,652,100
739,350		Wells Fargo & Co.	38,860,236
			396,292,310
		Health Care—16.8%
356,000		Abbott Laboratories	26,116,160
65,200		AbbVie, Inc.	6,166,616
55,000		Aetna, Inc.	11,156,750
48,100		Allergan, PLC	9,162,088
168,669		Baxter International, Inc.	13,002,693
107,700	*	Centene Corp.	15,592,806
290,000		CVS Health Corp.	22,828,800

Portfolio of Investments (continued)

GROWTH & INCOME FUND

September 30, 2018

Shares		Security	Value
		Health Care (continued)
188,300		Gilead Sciences, Inc.	$14,538,643
112,300		Hill-Rom Holdings, Inc.	10,601,120
219,825		Johnson & Johnson	30,373,220
168,400		Koninklijke Philips NV (ADR)	7,663,884
187,500		Medtronic, PLC	18,444,375
449,800		Merck & Co., Inc.	31,908,812
749,301		Pfizer, Inc.	33,021,695
87,162		Shire, PLC (ADR)	15,799,856
133,900		Thermo Fisher Scientific, Inc.	32,682,312
81,500		Zoetis, Inc.	7,462,140
			306,521,970
		Industrials—9.5%
49,600		3M Co.	10,451,216
241,500	*	Gardner Denver Holdings, Inc.	6,844,110
145,400		Honeywell International, Inc.	24,194,560
163,500		Ingersoll-Rand, PLC	16,726,050
42,700		Lockheed Martin Corp.	14,772,492
65,000		ManpowerGroup, Inc.	5,587,400
175,300		Masco Corp.	6,415,980
82,900		Owens Corning	4,498,983
212,700		Schneider National, Inc. - Class “B”	5,313,246
34,300		Snap-On, Inc.	6,297,480
98,000		Stanley Black & Decker, Inc.	14,351,120
142,400		Triton International, Ltd.	4,737,648
156,000		Union Pacific Corp.	25,401,480
195,000		United Technologies Corp.	27,262,950
			172,854,715
		Information Technology—14.5%
6,000	*	Alphabet, Inc. - Class “A”	7,242,480
155,500		Apple, Inc.	35,102,570
691,900		Cisco Systems, Inc.	33,660,935
105,887	*	Dell Technologies, Inc. - Class “V”	10,283,746

Shares		Security	Value
		Information Technology (continued)
68,609		DXC Technology Co.	$6,416,314
166,200	*	eBay, Inc.	5,487,924
44,000	*	FleetCor Technologies, Inc.	10,024,960
576,875		Intel Corp.	27,280,419
336,800		Microsoft Corp.	38,519,816
34,100		NVIDIA Corp.	9,582,782
148,000		NXP Semiconductors NV	12,654,000
153,200		Oracle Corp.	7,898,992
335,000		QUALCOMM, Inc.	24,130,050
244,700		Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	10,805,952
93,200	*	Take-Two Interactive Software, Inc.	12,860,668
134,700		TE Connectivity, Ltd.	11,844,171
			263,795,779
		Materials—2.5%
88,000		Celanese Corp.	10,032,000
122,400		FMC Corp.	10,670,832
181,800		International Paper Co.	8,935,470
60,000		Praxair, Inc.	9,643,800
27,800		RPM International, Inc.	1,805,332
58,700		Trinseo SA	4,596,210
			45,683,644
		Real Estate—1.0%
725,000		Brixmor Property Group, Inc. (REIT)	12,694,750
250,300		Tanger Factory Outlet Centers, Inc. (REIT)	5,726,864
			18,421,614
		Telecommunication Services—2.9%
682,700		AT&T, Inc.	22,925,066
546,400		Verizon Communications, Inc.	29,172,296
			52,097,362

Portfolio of Investments (continued)

GROWTH & INCOME FUND

September 30, 2018

Shares or Principal Amount	Security	Value
	Utilities—2.9%
216,700	CMS Energy Corp.	$10,618,300
124,900	Pinnacle West Capital Corp.	9,889,582
168,200	Utilities Select Sector SPDR Fund (ETF)	8,855,730
149,100	WEC Energy Group, Inc.	9,953,916
277,700	Xcel Energy, Inc.	13,110,217
		52,427,745
Total Value of Common Stocks (cost $1,093,175,696)		1,749,371,640
	SHORT-TERM U.S. GOVERNMENT OBLIGATIONS—3.4%
$62,000M	U.S. Treasury Bills, Zero Coupon, 10/4/2018 (Effective Yield 1.022%) (cost $61,989,852)	61,989,584

Total Value of Investments (cost $1,155,165,548)	99.6%	1,811,361,224
Other Assets, Less Liabilities	.4	7,512,242
Net Assets	100.0%	$1,818,873,466

*	Non-income producing

Summary of Abbreviations:

ADR	American Depositary Receipts

ETF	Exchange Traded Fund

REIT	Real Estate Investment Trust

SPDR	Standard & Poor’s Depository Receipts

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 –	Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 –

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2018:

	Level 1	Level 2	Level 3	Total
Common Stocks	$1,749,371,640	$—	$—	$1,749,371,640
Short-Tem U.S. Government Obligations	—	61,989,584	—	61,989,584
Total Investments in Securities*	$1,749,371,640	$61,989,584	$—	$1,811,361,224

*	The Portfolio of Investments provides information on the industry categorization for common stocks.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended September 30, 2018. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements

Portfolio Managers’ Letter

HEDGED U.S. EQUITY OPPORTUNITIES FUND

Dear Investor:

This is the annual report for the First Investors Hedged U.S. Equity Opportunities Fund for the fiscal year ended September 30, 2018. During the period, the Fund’s return on a net asset value basis was 10.49% for Class A shares, 10.92% for Advisor Class shares and 11.00% for Institutional Class shares.

The Markets

U.S. equities, as measured by the S&P 500 Index, rose by 17.9% during the 12 month period. Markets ended 2017 on a strong note, propelled by a $1.5 trillion tax reform bill, strong consumer and business spending, and low unemployment. This bullish sentiment continued through the beginning of 2018, as better-than-expected corporate profits helped drive the S&P 500 Index to its largest monthly gain since March 2016. The bull market was jolted at the end of January by a short and sharp decline in equities and a substantial rise in volatility. Fears of rising U.S. interest rates and inflation triggered the collapse of certain volatility-linked products and the correction in global equity markets. After the markets rebounded, talks of a U.S.-led trade war in March led to a second pull back.

Despite concerns about the sustainability of ongoing growth due to global macroeconomic risks, including trade tensions and political disruption, developed equities rebounded in the second half of the period. The U.S. outperformed other developed markets, driven by robust earnings growth and broad-based strength in the economy. Its stock market recorded the longest bull market in its history, as the S&P 500 Index capped nine and a half years without a decline of 20% or more, and the Federal Reserve (Fed) raised its 2018 gross domestic product (GDP) growth forecast to 3.1%.

The Fund

The Fund underperformed its custom benchmark (70% Russell 3000 Index, 30% ICE BofA Merrill Lynch U.S. 3-Month Treasury Bill Index) for the annual reporting period ended September 30, 2018.

Within the Fund’s equity strategies, sector allocation, a residual of our bottom-up stock selection process, detracted from performance, driven mainly by an underweight to Information Technology. On the other hand, security selection contributed positively to results. Specifically, strong selection, particularly within the Industrials, Information Technology, and Consumer Staples sectors contributed to relative Fund performance, but this was partially offset by weaker selection in the Consumer Discretionary, Health Care, and Financials sectors.

Not owning benchmark constituent General Electric (GE) (part of the Industrials sector) was the largest relative contributor to Fund performance during the review period. GE is a complicated multi-segment company that develops and manufactures products for the generation, transmission, distribution, control and utilization of electricity. The company is facing a number of controversies, including unsustainable contract asset gains that comprise a large portion of the company’s earnings and a short-term cultural focus on maneuvering accounting practices to meet guidance. Also, unlike other conglomerates, GE does not benefit from U.S. tax reform. The stock continued to fall as the company proposed an overhaul of its executive pay plan, announced a 50% dividend cut, signaled lower earnings expectations in 2018, and continued working on a plan to reduce its large portfolio of businesses. We continue not to own the stock and remain unconvinced that the company’s turnaround plan will work.

Among the stocks that we held, Trade Desk (Information Technology sector) was a key relative contributor to Fund performance. Trade Desk is a provider of a global technology platform that creates a framework for advertising buyers to value each impression and drive decision making about how much advertising to buy and how much to pay. The company’s stock price rose after it reported strong earnings during the year, highlighting multiple growth drivers in the U.S. and internationally, while raising its 2018 revenue guidance. Trade Desk is benefiting as one of the best sources of detailed information about the efficacy of advertisement spending, especially as Facebook continues to remove third party data and Google refrains from offering a data feed to advertisers to compare the efficiency of advertisement spending. We continue to own the stock on expectations of continued growth.

Not owning benchmark constituent Amazon.com (Consumer Discretionary sector) was the largest relative detractor to Fund performance during the review period. Amazon engages in online retail shopping services. We believed that consensus profit expectations for 2018 were too high, so we did not own the stock. However, Amazon’s earnings came in at the high end of consensus expectations. Investors also became more bullish on the prospects of continued strong growth for the already massive company as Amazon continues to penetrate other areas of the market, such as health care supplies and food retailing. We continue to not own the stock due to its high valuation.

Among the stocks that we held, Floor & Décor Holding (Consumer Discretionary sector) was a key relative detractor and the largest absolute detractor to Fund performance. Floor & Décor engages in the retail of hard surface flooring and related accessories. The stock declined after vinyl flooring and tile products were included on the list of products subject to a 10% tariff under the new trade proposal. We still own the stock as we believe that the market is too pessimistic on the name and expect the company to be able to mitigate the impact of the tariff through alternative sourcing and/or pricing.

The Fund’s hedging strategy detracted from results. The beta hedge, which is designed to reduce the Fund’s equity exposure through selling futures on U.S. indices, detracted from results as expected during a period when U.S. markets were up. The Fund’s tail risk management strategy, which is designed to mitigate capital losses in periods when equities experience a sharp decline, also detracted during the period under review due to rising U.S. markets.

Mixed economic data from the U.S. suggests the potential for a later stage market cycle. While we continue to expect economic expansion, we also expect to see growth slow. Positive drivers of growth include elevated capital expenditure intentions, the highest consumer confidence levels since 2000, and increased income expectations. While these signal a near term increase in investment and consumption, other news points to a potential slowing of economic expansion. Specifically, the tight labor market, combined with the continued uncertainty with regards to

Portfolio Managers’ Letter (continued)

HEDGED U.S. EQUITY OPPORTUNITIES FUND

trade agreements between the U.S. and its trade partners, may lead to increased inflation and slower growth. As such, we continue to expect to see higher interest rates and increased equity market volatility.

Against this backdrop of macroeconomic uncertainty, we look to growth and value exposures to provide upside optionality and quality exposures to dampen risk in pursuit of a risk stance that is generally in-line with the market. We also seek a diversifying exposure that helps to protect the Fund during market drawdowns. In the U.S., low volatility exposures are demonstrating significant interest rate sensitivity, and as a direct result, we favor dividend growth to obtain this risk dampening exposure.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

Kent M. Stahl, CFA	Gregg R. Thomas, CFA
Portfolio Manager	Portfolio Manager

October 31, 2018

Fund Expenses (unaudited)

HEDGED U.S. EQUITY OPPORTUNITIES FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 4 for a detailed explanation of the information presented in these examples.

Expense Example	Annualized Expense Ratio	Beginning Account Value (4/1/18)	Ending Account Value (9/30/18)	Expenses Paid During Period (4/1/18-9/30/18)*
Class A Shares	1.75%
Actual		$1,000.00	$1,062.50	$9.05
Hypothetical**		$1,000.00	$1,016.30	$8.85
Advisor Class Shares	1.42%
Actual		$1,000.00	$1,065.78	$7.35
Hypothetical**		$1,000.00	$1,017.95	$7.18
Institutional Class Shares	1.31%
Actual		$1,000.00	$1,064.71	$6.78
Hypothetical**		$1,000.00	$1,018.50	$6.63

*

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

**	Assumed rate of return of 5% before expenses

Portfolio Composition

TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2018, and are based on the total market value of investments.

Cumulative Performance Information (unaudited)

HEDGED U.S. EQUITY OPPORTUNITIES FUND

Comparison of change in value of $10,000 investment in the First Investors Hedged U.S. Equity Opportunities Fund (Class A shares), the Russell 3000 Index and The BofA Merrill Lynch U.S. T-Bill 0-3 Month Index

	Average Annual Total Returns*
N.A.V. Only	Class A	Advisor Class	Institutional Class	Russell 3000	BofA Merrill Lynch 3 Mo Treasury-Bill Index
One Year	10.49%	10.92%	11.00%	17.58%	1.59%
Since Inception**	8.37%	8.76%	8.84%	16.86%†	1.07%†

S.E.C. Standardized	Class A	Advisor Class	Institutional Class
One Year	4.11%	10.92%	11.00%
Since Inception**	5.45%	8.76%	8.84%

The graph compares a $10,000 investment in the First Investors Hedged U.S. Equity Opportunities Fund (Class A shares) beginning 8/1/16 (commencement of operations) with theoretical investments in the Russell 3000 Index and the BofA Merrill Lynch U.S. T-Bill 0-3 Month Index (the “Indices”). The Russell 3000 Index is a market capitalization weighted equity index that provides exposure to the entire U.S. stock market. The index tracks the performance of the 3,000 largest U.S.-traded stocks which represent about 98% of all U.S incorporated equity securities. The BofA Merrill Lynch U.S. T-Bill 0-3 Month Index tracks the performance of the U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than 3 months. It is not possible to invest directly in these Indices. In addition, the Indices do not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Advisor Class shares and Institutional Class shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

*	Average Annual Total Return figures (for the periods ended 9/30/18) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for One Year and Since Inception would have been 4.10% and 4.23%, respectively. The Advisor Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 7.72%. The Institutional Class “S.E.C. Standardized” Average Annual Total Return for One Year and Since Inception would have been 10.91% and 7.72%, respectively. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from FTSE Russell and Bank of America and all other figures are from Foresters Investment Management Company, Inc.

**	The Since Inception returns for Class A shares, Advisor Class shares and Institutional Class shares are for the period beginning 8/1/16 (commencement of operations).

Portfolio of Investments

HEDGED U.S. EQUITY OPPORTUNITIES FUND

September 30, 2018

Shares		Security	Value
		COMMON STOCKS—93.7%
		Consumer Discretionary—10.5%
716		Autoliv, Inc.	$62,063
165	*	Booking Holdings, Inc.	327,360
7,189		Caleres, Inc.	257,798
12,259	*	CarMax, Inc.	915,380
4,765		CBS Corp. - Class “B”	273,749
9,643		Choice Hotels International, Inc.	803,262
14,342		Comcast Corp. - Special Shares “A”	507,850
8,961		D.R. Horton, Inc.	377,975
3,983		Expedia, Inc.	519,702
11,711	*	Floor & Decor Holdings, Inc.	353,321
6,104		General Motors Corp.	205,522
4,666		Genuine Parts Co.	463,800
7,481		Home Depot, Inc.	1,549,689
1,737		Marriott International, Inc.	229,336
3,347		Marriott Vacations Worldwide Corp.	374,027
8,487		McDonald’s Corp.	1,419,790
27,951		Newell Brands, Inc.	567,405
20,456		NIKE, Inc.	1,733,032
5,690	*	Norwegian Cruise Line Holdings, Inc.	326,777
357	*	NVR, Inc.	882,076
5,994	*	Ocean Outdoors, Ltd. (Virgin Islands) (a)	57,393
8,650		Ross Stores, Inc.	857,215
3,768		Royal Caribbean Cruises, Ltd.	489,614
14,096	*	Skechers USA, Inc.	393,701
14,794		TJX Cos., Inc.	1,657,224
4,216		Tractor Supply Co.	383,150
19,500	*	Under Armour, Inc.	413,790
716	*	Veoneer, Inc.	39,430
2,995	*	Wayfair, Inc.- Class “A”	442,272
466		Whirlpool Corp.	55,338
1,666		Wyndham Destinations, Inc.	72,238
1,666		Wyndham Hotels & Resorts, Inc.	92,580
			17,103,859

Shares		Security	Value
		Consumer Staples—6.4%
19,253		Altria Group, Inc.	$1,161,148
2,819		Archer-Daniels-Midland Co.	141,711
6,271		British American Tobacco, PLC (United Kingdom)	292,985
726		Bunge, Ltd.	49,883
25,488		Coca-Cola Co.	1,177,291
17,400		Colgate-Palmolive Co.	1,164,930
5,984		Costco Wholesale Corp.	1,405,522
12,648		Coty, Inc.	158,859
34,987		Diageo, PLC (United Kingdom)	1,239,927
3,569		Hershey Co.	364,038
4,412		Hormel Foods Corp.	173,833
991		J.M. Smucker Co.	101,686
2,500		Kellogg Co.	175,050
6,067		Kroger Co.	176,610
4,582	*	Monster Beverage Corp.	267,039
9,295		PepsiCo, Inc.	1,039,181
3,466		Philip Morris International, Inc.	282,618
18,249	*	U.S. Foods Holding Corp.	562,434
5,066		Walgreens Boots Alliance, Inc.	369,311
			10,304,056
		Energy—2.7%
3,547		Anadarko Petroleum Corp.	239,103
732	*	Apergy Corp.	31,886
11,929		Canadian Natural Resources, Ltd. (Canada)	389,601
3,457		Chevron Corp.	422,722
3,007		Cimarex Energy Co.	279,471
4,044	*	Concho Resources, Inc.	617,721
6,510		Diamondback Energy, Inc.	880,087
6,541		Halliburton Co.	265,107
13,426	*	Laredo Petroleum, Inc.	109,690
9,010		Marathon Oil Corp.	209,753
1,036		Marathon Petroleum Corp.	82,849

Portfolio of Investments (continued)

HEDGED U.S. EQUITY OPPORTUNITIES FUND

September 30, 2018

Shares		Security	Value
		Energy (continued)
19,042	*	Newfield Exploration Co.	$548,981
777		Pioneer Natural Resources Co.	135,346
5,500		Tenaris SA (ADR) (Italy)	184,360
			4,396,677
		Financials—16.5%
18,883		Aflac, Inc.	888,823
487		Alleghany Corp.	317,782
3,475		Allstate Corp.	342,982
21,807		American Express Co.	2,322,227
7,015		American International Group, Inc.	373,479
2,384		Arthur J. Gallagher & Co.	177,465
3,813		Assurant, Inc.	411,613
7,196		Bank OZK	273,160
3,431	*	Berkshire Hathaway, Inc. - Class “B”	734,611
1,283		BlackRock, Inc.	604,716
10,391		Chubb, Ltd.	1,388,653
9,421		Citigroup, Inc.	675,863
32,703		CNO Financial Group, Inc.	693,958
7,577		Comerica, Inc.	683,445
1,720	*	Credit Acceptance Corp.	753,480
2,872		FactSet Research Systems, Inc.	642,495
921		Fairfax Financial Holdings, Ltd. (Canada)	500,370
590		First Citizens BancShares, Inc. - Class “A”	266,845
4,592		First Republic Bank	440,832
9,877		FNF Group, Inc.	388,660
7,711		IBERIABANK Corp.	627,290
13,200	*	J2 Acquisition, Ltd. (Virgin Islands)	126,720
25,138		KeyCorp	499,995
16,006		Lancashire Holdings, Ltd. (United Kingdom)	126,843
10,088		Lincoln National Corp.	682,554
8,139		M&T Bank Corp.	1,339,191
1,247	*	Markel Corp.	1,482,047
11,233		Marsh & McLennan Cos., Inc.	929,194

Shares		Security	Value
		Financials (continued)
14,818		MetLife, Inc.	$692,297
1,477		Moody’s Corp.	246,954
18,498		People’s United Financial, Inc.	316,686
13,151		PNC Financial Services Group, Inc.	1,791,035
3,832		Reinsurance Group of America, Inc.	553,954
5,613		RenaissanceRe Holdings	749,785
22,065	*	SLM Corp.	246,025
12,706		TD Ameritrade Holding Corp.	671,258
3,940		Travelers Cos., Inc.	511,057
15,980		Unum Group	624,339
10,426		Wells Fargo & Co.	547,991
431		White Mountain Insurance Group	403,360
14,207		Zions Bancorp	712,481
			26,762,515
		Health Care—13.3%
9,380	*	Acadia Healthcare Co., Inc.	330,176
4,761		Agilent Technologies, Inc.	335,841
1,605	*	Align Technology, Inc.	627,908
5,711	*	Alkermes, PLC (Ireland)	242,375
1,318		Allergan, PLC (United Kingdom)	251,053
3,506	*	Alnylam Pharmaceuticals, Inc.	306,845
2,940		AstraZeneca, PLC (ADR) (United Kingdom)	116,336
14,903		Baxter International, Inc.	1,148,872
4,606		Becton, Dickinson & Co.	1,202,166
1,481	*	BeiGene, Ltd. (ADR) (China)	255,058
693	*	Biogen, Inc.	244,844
29,063		Bristol-Myers Squibb Co.	1,804,231
1,415		CVS Health Corp.	111,389
2,249		Dentsply Sirona, Inc.	84,877
4,997	*	Edwards Lifesciences Corp.	869,978
400	*	Elanco Animal Health, Inc.	13,956
10,983	*	Exact Sciences Corp.	866,778
1,961	*	Five Prime Therapeutics, Inc.	27,297

Portfolio of Investments (continued)

HEDGED U.S. EQUITY OPPORTUNITIES FUND

September 30, 2018

Shares		Security	Value
		Health Care (continued)
6,432	*	Haemonetics Corp.	$736,979
5,558		Hill-Rom Holdings, Inc.	524,675
2,117	*	Incyte Corp.	146,242
7,660	*	Insulet Corp.	811,577
7,053	*	Ionis Pharmaceuticals, Inc.	363,794
10,042		Johnson & Johnson	1,387,503
5,391		Koninklijke Philips NV (ADR) (Netherlands)	245,344
3,718	*	Laboratory Corp. of America Holdings	645,742
2,160		McKesson Corp.	286,524
16,617		Medtronic, PLC	1,634,614
14,792		Merck & Co., Inc.	1,049,344
534	*	Mettler Toledo International, Inc.	325,195
8,773	*	Mylan NV (Netherlands)	321,092
3,281	*	NuVasive, Inc.	232,885
34,616		Pfizer, Inc.	1,525,527
2,123	*	Seattle Genetic, Inc.	163,726
6,093		Stryker Corp.	1,082,604
1,162		Teleflex, Inc.	309,197
2,591		UnitedHealth Group, Inc.	689,310
875	*	WellCare Health Plans, Inc.	280,429
			21,602,283
		Industrials—14.9%
1,947		AMERCO	694,398
24,703		Canadian National Railway Co. (Canada)	2,216,605
1,636	*	Cimpress NV	223,494
4,744		Cintas Corp.	938,411
8,344	*	Clean Harbors, Inc.	597,264
2,672	*	CoStar Group, Inc.	1,124,484
9,351		CSX Corp.	692,442
1,198		Cummins, Inc.	174,992
4,195		Delta Air Lines, Inc.	242,597
3,094		Dover Corp.	273,912
3,266		Equifax, Inc.	426,442

Shares		Security	Value
		Industrials (continued)
8,558		Expeditors International of Washington, Inc.	$629,270
6,609		Fastenal Co.	383,454
3,940		Fortune Brands Home & Security, Inc.	206,298
3,810		General Dynamics Corp.	779,983
20,305	*	Genesee & Wyoming, Inc. - Class “A”	1,847,552
6,187		Herman Miller, Inc.	237,581
430		Huntington Ingalls Industries, Inc.	110,114
6,552		IDEX Corp.	987,124
6,259		Ingersoll-Rand, PLC	640,296
17,248	*	JELD-WEN Holding, Inc.	425,336
5,603		Johnson Controls International, PLC	196,105
2,529		L3 Technologies, Inc.	537,716
4,975		Lennox International, Inc.	1,086,540
2,572		Lockheed Martin Corp.	889,809
27,202	*	Milacron Holdings Corp.	550,840
8,116		PACCAR, Inc.	553,430
11,304		Republic Services, Inc.	821,349
3,472		Rockwell Automation, Inc.	651,069
19,943		Sanwa Holdings Corp. (Japan)	237,483
6,870		Southwest Airlines Co.	429,032
14,610		Steelcase, Inc. - Class “A”	270,285
4,933		TransUnion	362,970
10,168		Union Pacific Corp.	1,655,655
8,716		United Parcel Service, Inc. - Class “B”	1,017,593
1,897		Wabtec Corp.	198,957
3,897		Waste Connections, Inc.	310,864
6,694		Xylem, Inc.	534,650
			24,156,396
		Information Technology—15.5%
2,579	*	2U, Inc.	193,915
2,754	*	Acacia Communications, Inc.	113,933
6,903		Accenture, PLC	1,174,891
2,460	*	Adobe Systems, Inc.	664,077

Portfolio of Investments (continued)

HEDGED U.S. EQUITY OPPORTUNITIES FUND

September 30, 2018

Shares		Security	Value
		Information Technology (continued)
1,792	*	Alibaba Group Holding, Ltd. (ADR) (China)	$295,250
1,053	*	Alphabet, Inc. - Class “C”	1,256,724
3,339		Amdocs, Ltd.	220,307
4,844	*	Arrow Electronics, Inc.	357,100
2,503	*	Atlassian Corp., PLC (United Kingdom)	240,638
10,660	*	Black Knight, Inc.	553,787
5,990		Booz Allen Hamilton Holdings Corp.	297,284
1,130		Broadcom, Inc.	278,805
4,168		CDW Corp.	370,619
940	*	Coherent, Inc. (Canada)	161,859
615		Constellation Software, Inc.	452,266
5,225	*	Delivery Hero AG (Germany)	251,274
3,963	*	FleetCor Technologies, Inc.	902,930
96	*	ForeScout Technologies, Inc.	3,625
21,189		Genpact, Ltd.	648,595
2,907		Global Payments, Inc.	370,352
8,487	*	Guidewire Software, Inc.	857,272
2,913		Harris Corp.	492,909
10,921	*	Ichor Holdings, Ltd.	223,007
2,959		International Business Machines Corp.	447,430
31,275	*	Just Eat, PLC (United Kingdom)	273,201
2,662		KLA-Tencor Corp.	270,752
8,070		Marvell Technology Group, Ltd.	155,751
5,203		Maxim Integrated Products, Inc.	293,397
12,123		Microsoft Corp.	1,386,507
3,655		Motorola Solutions, Inc.	475,662
7,140	*	PayPal Holdings, Inc.	627,178
4,465		QUALCOMM, Inc.	321,614
5,243	*	salesforce.com, Inc.	833,794
4,244		Samsung Electronics Co., Ltd. (South Korea)	177,718
5,219	*	ServiceNow, Inc.	1,020,993
4,330	*	Shopify, Inc. - Class “A” (Canada)	712,112
7,174		Silicon Motion Technology Corp. (ADR) (Taiwan)	385,244
5,724	*	Spotify Technology SA	1,035,071

Shares		Security	Value
		Information Technology (continued)
18,467		SS&C Technologies Holdings, Inc.	$1,049,480
11,430		TE Connectivity, Ltd.	1,005,040
18,801		Teradyne, Inc.	695,261
2,874	*	Trade Desk, Inc. - Class “A”	433,715
2,316	*	Verisign, Inc.	370,838
7,595		Visa, Inc.	1,139,934
5,043		Western Digital Corp.	295,217
5,341	*	Workday, Inc.	779,679
9,888	*	Yandex NV - Class “A” (Russia)	325,216
5,118	*	Zillow Group, Inc. - Class “A”	226,216
			25,118,439
		Materials—4.3%
3,850	*	Alcoa Corp.	155,540
9,055		Ball Corp.	398,329
1,683		Cabot Corp.	105,558
7,776		Celanese Corp. - Class “A”	886,464
5,662		CRH, PLC (Ireland)	185,383
4,930		Eastman Chemical Co.	471,900
6,243		FMC Corp.	544,265
6,740		Nucor Corp.	427,653
3,266		Nutrien, Ltd. (Canada)	188,579
7,599		Packaging Corp. of America	833,534
6,068		Praxair, Inc.	975,310
1,340		Randgold Resources, Ltd. (United Kingdom)	94,537
4,444		Reliance Steel & Aluminum Co.	379,029
1,344		Sherwin-Williams Co.	611,802
10,323		Silgan Holdings, Inc.	286,979
3,923		Vulcan Materials Co.	436,238
			6,981,100
		Real Estate—5.5%
4,600		Acadia Realty Trust (REIT)	128,938
12,285		American Tower Corp. (REIT)	1,785,010

Portfolio of Investments (continued)

HEDGED U.S. EQUITY OPPORTUNITIES FUND

September 30, 2018

Shares		Security	Value
		Real Estate (continued)
3,435		AvalonBay Communities, Inc. (REIT)	$622,250
40,163		Brixmor Property Group, Inc. (REIT)	703,254
9,066		Columbia Property Trust, Inc. (REIT)	214,320
4,430		Crown Castle International Corp. (REIT)	493,192
730		Federal Realty Investment Trust (REIT)	92,323
18,364		Host Hotels & Resorts, Inc. (REIT)	387,480
11,923		Kimco Realty Corp. (REIT)	199,591
933		Mid-America Apartment Communities, Inc. (REIT)	93,468
4,814		PS Business Park, Inc. (REIT)	611,811
8,959		Public Storage (REIT)	1,806,403
931		Simon Property Group, Inc. (REIT)	164,554
675		SL Green Realty Corp. (REIT)	65,833
30,804		STORE Capital Corp. (REIT)	856,043
1,518		Taubman Centers, Inc. (REIT)	90,822
4,582		UDR, Inc. (REIT)	185,250
7,936		Welltower, Inc. (REIT)	510,443
			9,010,985
		Telecommunication Services—1.5%
36,947		AT&T, Inc.	1,240,680
11,949		Verizon Communications, Inc.	637,957
4,206	*	Wix.com, Ltd. (Israel)	503,458
			2,382,095
		Utilities—2.6%
4,209		CMS Energy Corp.	206,241
4,272		Dominion Energy, Inc.	300,236
3,408		Edison International	230,653
3,713		Eversourse Energy	228,127
7,074		Exelon Corp.	308,851
5,734		Iberdrola SA (ADR) (Spain)	168,408
9,619		NRG Energy, Inc.	359,751
5,989		OGE Energy Corp.	217,520
1,706		Pinnacle West Capital Corp.	135,081

Shares	Security	Value
	Utilities (continued)
1,663	Sempra Energy	$189,166
17,074	Southern Co.	744,426
19,182	UGI Corp.	1,064,217
		4,152,677
Total Value of Common Stocks (cost $132,807,879)		151,971,082

PUT OPTIONS PURCHASED—.4%
Contracts	S&P 500 Index	Exercise Price	Notional Amount	Value
45	Expiration 12/21/2018	2,400.00	13,112,910	26,820
45	Expiration 3/15/2019	2,500.00	13,112,910	103,950
44	Expiration 6/21/2019	2,450.00	12,821,512	154,000
43	Expiration 9/20/2019	2,650.00	12,530,114	340,560
Total Value of Put Options Purchased (premium paid $1,516,217)				625,330

WARRANTS—.0%
Financials
13,200	*	J2 Acquisition, Ltd. (Virgin Islands) (Expires 9/7/2027) (cost $132)	5,940

Total Value of Investments (cost $134,324,228)	94.1%	152,602,352
Other Assets, Less Liabilities	5.9	9,672,183
Net Assets	100.0%	$162,274,535

*	Non-income producing

(a)	Security valued at fair value (see Note 1A)

Portfolio of Investments (continued)

HEDGED U.S. EQUITY OPPORTUNITIES FUND

September 30, 2018

PUT OPTIONS WRITTEN—(.2)%
Contracts	S&P 500 Index	Exercise Price	Notional Amount	Value
(23)	Expiration 12/21/2018	2,150.00	(6,702,154)	$(6,509)
(22)	Expiration 3/15/2019	2,300.00	(6,410,756)	(27,390)
(44)	Expiration 6/21/2019	2,175.00	(12,821,512)	(77,440)
(43)	Expiration 9/20/2019	2,425.00	(12,530,114)	(203,605)
Total Value of Put Options Written (premium received $608,359)				$(314,944)

Futures contracts outstanding at September 30, 2018:

Number of Contracts	Type	Expiration	Notional Amounts	Value at September 30, 2018	Unrealized Appreciation (Depreciation)
(13)	E-mini Russell 2000 Index	Dec. 2018	$(1,111,110)	$(1,105,546)	$5,564
(107)	E-mini S&P 500	Dec. 2018	(15,479,423)	(15,616,863)	(137,440)
(48)	E-mini S&P MidCap 400	Dec. 2018	(9,811,290)	(9,721,060)	90,230
(9)	FTSE 100 Index	Dec. 2018	(861,776)	(886,543)	(24,767)
(32)	MSCI EAFE Index	Dec. 2018	(3,104,370)	(3,160,861)	(56,491)
(18)	MSCI EM Index	Dec. 2018	(923,535)	(944,765)	(21,230)
(18)	S&P/TSE 60 Index	Dec. 2018	(2,608,731)	(2,623,911)	(15,180)
(Premium received $490)					$(159,314)

At September 30, 2018, Hedged U.S. Equity Opportunities Fund has open foreign exchange contracts as described below.

The unrealized appreciation on the open contracts were as follows:

Hedged U.S. Equity Opportunities Fund

Counterparty	Settlement Date	Foreign Currency	Receive (Deliver)	Asset	Liability	Unrealized Appreciation
JPM	12/19/18	JPY	(16,318,000)	$143,619	$147,649	$4,030
SSC	12/19/18	EUR	(89,000)	103,333	103,825	492
Net unrealized appreciation on open foreign exchange contracts						$4,522

A summary of abbreviations for counterparties to foreign exchange contracts are as follows:

JPM	JP Morgan Securities, Inc.

SSC	State Street Corporation

Summary of Abbreviations:

ADR	American Depositary Receipts

EUR	Euro

JPY	Japanese Yen

REIT	Real Estate Investment Trust

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 –	Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 –

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2018:

	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$151,913,689	$57,393	$—	$151,971,082
Put Options Purchased	625,330	—	—	625,330
Warrants*	5,940	—	—	5,940
	$152,544,959	$57,393	$—	$152,602,352
Liabilities
Put Options Written	$(314,944)	$—	$—	$(314,944)
Futures Contracts	(159,804)	—	—	(159,804)
	$(474,748)	$—	$—	$(474,748)
Other Financial Instruments**	$—	$4,522	$—	$4,522

*	The Portfolio of Investments provides information on the industry categorization for common stocks and warrants.

**	Other financial instruments are foreign exchange contracts and are considered derivative instruments, which are valued at the net unrealized appreciation on the instrument.

Transfers between Level 1 and Level 2 securities as of September 30, 2018 resulted from securities priced previously with an official close price (Level 1 securities) or securities fair valued by the Valuation Committee (Level 2 securities). Transfers from Level 1 to Level 2 as of September 30, 2018 were $57,393. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements

Portfolio Manager’s Letter

INTERNATIONAL FUND

Dear Investor:

This is the annual report for the First Investors International Fund for the fiscal year ended September 30, 2018. During the period, the Fund’s return on a net asset value basis was 1.83% for Class A shares, 1.03% for Class B shares, 2.21% for Advisor Class shares and 2.36% for Institutional Class shares, including dividends of 1.8 cents per share for Class A shares, none for Class B shares, 3.2 cents per share for Advisor Class shares and 3.7 cents per share for Institutional Class shares.

The Markets

In the fourth quarter of 2017, returns were positive across all major markets with the MSCI EAFE Index returning 4.23%. Europe’s economic momentum continued to build steam despite noise around Brexit, immigration, Polish nationalism and Catalonia. The ultra-low rates of the European Central Bank (ECB) provided substantial support across all eurozone countries. Emerging market (EM) equities performed well. Returns were driven by ongoing growth and stable outlooks for major EM economies, such as China and India. Asian IT companies, in particular, were contributors to EM performance.

While the MSCI EAFE benchmark fell 1.53% in the first quarter of 2018, emerging markets delivered a small positive return. The eurozone recovery, supported by low interest rates and quantitative easing, continued in January, but in February expectations of rising inflation and interest rates, primarily in the U.S., sparked a sell-off in European equities. And although the U.S. temporarily exempted the European Union (EU) from its planned steel and aluminum tariffs, the threat of a trade war between the U.S. and China weighed on EU markets. Emerging markets were strong in January, supported by strong commodity prices and Asian IT names. In early February, however, the EM benchmark declined alongside developed markets due to concerns around inflation and interest rates rising at a faster-than-expected pace. By mid-March, the markets had recovered somewhat before selling off again on escalating U.S.-China trade tensions.

Volatility continued in the global equity markets through the second quarter of 2018. Despite solid economic growth momentum in the U.S., Europe, Japan, and many emerging markets, activity around the globe set the markets towards a risk-off footing. Concerns that prompted a change in the outlook included the U.S. continuing to lift rates on the back of accelerating inflation, a strong dollar alongside a sell-off in EM currencies, a continued rise in oil prices, and U.S.-initiated trade negotiations appearing set to impose tariffs, with China threatening retaliation. In Europe, political unrest in Italy and Germany dominated headlines over the quarter. Emerging markets struggled again, with 11 countries delivering double-digit negative returns in U.S. dollar terms.

Volatility continued throughout the third quarter of 2018, as a host of geopolitical and macroeconomic risks, stemming from different corners of the earth, impacted markets. Developed market equities proved to be more resilient than emerging markets. European equities turned in a lackluster performance for the third quarter, as the region came under pressure in August and September. After gaining momentum in 2017, the EU economy has slowed in the current year, and the region has faced risks stemming from Italy’s budget deal and Brexit negotiations. Emerging markets came under pressure again with a sell-off in many EM currencies.

Outlook

Global GDP growth continues to show momentum, but it may be a backward-looking view of the world’s economic health. In our opinion, there are reasons for concern. The U.S. economy is working close to full capacity, and the Federal Reserve (Fed) is implementing a series of rate increases to contain inflationary pressures. Despite rising inflation, the Trump administration pushed forward three populist measures that will add more fuel to the fire—tax cuts, higher import tariffs and a curb on immigration. While these measures may appease investors over the short-term, we are mindful that in the past there have been times when the Fed has gotten behind the curve in raising interest rates in response to burgeoning inflation. As a result, painful subsequent catch-ups were necessary, as was the case during Paul Volcker’s term as Fed Chair.

Europe also continues to feel unsettled. From increasing political instability to economic issues, uncertainty is noticeable. Brexit remains a risk, with speculation over the final outcome ranging from a hard Brexit to no Brexit at all (if one is to believe recent reports of there being a second referendum). Furthermore, the opposition Labour Party is discussing a transfer of 10% of public companies’ ownership to workers, should they gain power. This is something we are watching, even though the likelihood of the Labour Party gaining power is decreasing. Predictability on rules, regulations and even ownership is diminishing.

While no single issue is responsible for Brexit, immigration is a major driver that has given rise to nationalists and populists elsewhere, the most serious instance being in Italy. Italy has high debt levels and a weak banking system. While populists may have risen to power because of the immigration issue, once in power, they are expected to push against European bureaucrats to loosen the purse strings. We saw that in the recent budget proposal just before quarter end where the government proposed a sharp increase in the fiscal deficit, which in turn spooked the markets.

We also expect to see pushback against some of the moves at the ECB. While the German economy is growing and has an unemployment rate of 3.4%, across the continent these numbers vary. For the euro area as a whole, unemployment is 8.2%. Italy at 10.4% actually looks reasonable when set alongside Spain at 15.1% and Greece at 19.1%. With low unemployment in Germany and inflation beginning to reappear, the ultra-loose monetary policy that Europe has pursued is coming to an end. The ECB will be looking to raise rates, which is suitable for Germany, but not for Italy. And without fiscal transfers, the appropriate level of interest rates for the region is debatable. Structural reform of the EU will likely continue at a snail’s pace. And newly elected populists will not take well to outsiders tightening fiscal and monetary conditions.

The ECB has been buying bonds and keeping rates extremely low. As a result, it is hard for a company to go under when money is essentially free. As the ECB cuts back on buying and eventually raises rates, the tide of money will retreat. And in the words of Warren Buffett: “You only find out who is swimming naked when the tide goes out.” We would not be shocked to

Portfolio Manager’s Letter (continued)

INTERNATIONAL FUND

see a re-pricing of risk assets. It is this concern, among others, that has generally kept us from investing in the European periphery, as well as its financials and highly levered companies.

Emerging markets have been negatively impacted by global trade wars, tariffs and sanctions, and a contentious election season. Rising U.S. interest rates have strengthened the dollar and triggered the usual currency devaluations across the board. The highest oil price in four years, as measured by Brent crude, complicates the picture even more. The crises in Argentina and Turkey have rippled throughout the emerging markets. It is important to stress that Turkey and Argentina have specific structural issues—large fiscal deficits financed by foreign capital—that are not present in the emerging markets in which we are invested. Unfortunately, until markets start to differentiate, the baby is getting thrown out with the bathwater. We remind our clients that our main goal is always to hold a portfolio of quality growth companies; sometimes these will be located within emerging markets.

While there are plenty of reasons for concern, timing recessions is nearly impossible, and we are firmly bottom-up in our approach to investing. However, it is hard not to notice that the market outlook has become increasingly unpredictable. Against this backdrop of rising risks, we believe that it is important to protect against economic turbulence.

Quality growth companies, especially those that are less sensitive to GDP growth, should protect investors in a downturn, as has been the case historically. We have sought to invest patiently and consistently in quality growth companies for more than 20 years, and do not plan to alter our approach. We were not drawn in by the cyclical rush of the past couple of years and refrained from investing in oil companies in Russia and banks in China. Instead, our goal is to maintain a portfolio of companies with robust underlying earnings that can participate in market upside and offer strong downside protection during times of economic difficulty.

The Fund

The following discussion highlights specific stocks—those that provided the largest contribution to absolute performance and those that were the largest detractors for the fiscal year. As bottom-up stock pickers, we hope that you find this useful and gain a greater understanding of how we invest your capital.

Top contributors

Mastercard reported consistently strong results, with constant currency revenue growth in the mid-teens. Additionally, the company reported its strongest purchase volume growth in recent years. It is a dominant card payment network second only to Visa. Mastercard continues to benefit from strong secular tailwinds (cash-to-card conversion) and enjoys durable competitive moats as an indispensable component of the payment ecosystem. We believe the company can meet its goal of becoming a one-stop shop for all types of payments.

Visa is a dominant card payment network that processes industry-leading global payment volumes outside of China. During the review period, it reported consistently strong results, with constant currency revenue growth in the mid-teens. The company also increased its earnings guidance for 2018. Visa has durable competitive moats as an indispensable component of the payment ecosystem and continues to benefit from strong secular tailwinds driven by cash-to-card conversion. It operates with a high barrier to entry as a result of scale-based network effects and duopolistic market structure, and consistently returns cash to shareholders in terms of buybacks and dividends, driven by strong ROIC and robust FCF conversion.

Bottom contributors

British American Tobacco (BAT) was weak following PMI’s announcement that uptake in Japan of its leading HNB product was weaker-than-expected. It highlighted to investors the current uncertainty in the nicotine delivery space. British American Tobacco is the world’s largest tobacco company with market leadership in more than 50 countries around the world. It has global brands including Dunhill, Kent, Lucky Strike, Pall Mall and Rothmans. It also has a full suite of next-generation products with the goal of offering nicotine delivery in a potentially less harmful way when compared to traditional cigarettes.

Philip Morris International (PMI) announced that the rate of iQOS device growth in Japan, its launch market and its largest market, did not expand as expected with increased supply. The company said that it will ship 55 to 60 billion heatstick units this year versus previously saying they will ship more than 60 billion. This bled into guidance overall which, for the year, was downgraded to topline around 8%, from above 8%. Philip Morris International produces and sells cigarettes under brands such as Marlboro and L&M and is investing behind leading next-generation products.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

Matthew Benkendorf
Portfolio Manager

October 31, 2018

Fund Expenses (unaudited)

INTERNATIONAL FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 4 for a detailed explanation of the information presented in these examples.

Expense Example	Annualized Expense Ratio	Beginning Account Value (4/1/18)	Ending Account Value (9/30/18)	Expenses Paid During Period (4/1/18-9/30/18)*
Class A Shares	1.56%
Actual		$1,000.00	$ 995.63	$ 7.80
Hypothetical**		$1,000.00	$ 1,017.25	$ 7.89
Class B Shares	2.37%
Actual		$1,000.00	$ 991.94	$ 11.83
Hypothetical**		$1,000.00	$ 1,013.19	$ 11.96
Advisor Class Shares	1.17%
Actual		$1,000.00	$ 997.54	$ 5.86
Hypothetical**		$1,000.00	$ 1,019.20	$ 5.92
Institutional Class Shares	1.08%
Actual		$1,000.00	$ 998.16	$ 5.41
Hypothetical**		$1,000.00	$ 1,019.66	$ 5.47

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
**	Assumed rate of return of 5% before expenses

Portfolio Composition

BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2018, and are based on the total market value of investments.

Cumulative Performance Information (unaudited)

INTERNATIONAL FUND

Comparison of change in value of $10,000 investment in the First Investors International Fund (Class A shares), the Morgan Stanley Capital International (“MSCI”) EAFE Index (Gross) and the Morgan Stanley Capital International (“MSCI”) EAFE Index (Net).

	Average Annual Total Returns*
N.A.V. Only	Class A	Class B	Advisor Class	Institutional Class	MSCI EAFE Index (Gross)	MSCI EAFE Index (Net)
One Year	1.83%	1.03%	2.21%	2.36%	3.25%	2.74%
Five Years	5.28%	4.41%	5.64%	5.82%	4.90%	4.42%
Ten Years**	6.05%	5.39%	4.76%	4.93%	5.87%†	5.38%†

S.E.C. Standardized	Class A	Class B	Advisor Class	Institutional Class
One Year	-4.04%	-2.97%	2.21%	2.36%
Five Years	4.05%	4.08%	5.64%	5.82%
Ten Years**	5.43%	5.39%	4.76%	4.93%

The graph compares a $10,000 investment in the First Investors International Fund (Class A shares) beginning 9/30/08 with theoretical investments in the MSCI EAFE Index (Gross) and the MSCI EAFE Index (Net) (the “Indices”). The Indices are free float-adjusted market capitalization indices that measure developed foreign market equity performance, excluding the U.S. and Canada. The Indices consist of 21 developed market country indices. The MSCI EAFE Index (Gross) is calculated on a total-return basis with the maximum possible dividend reinvestment (before taxes). The MSCI EAFE Index (Net) is calculated on a total-return basis with the minimum possible dividend reinvestment (after taxes). The Indices are unmanaged and it is not possible to invest directly in these Indices. In addition, the Indices do not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was

Cumulative Performance Information (unaudited) (continued)

INTERNATIONAL FUND

deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares, Advisor Class shares and Institutional Class shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

*	Average Annual Total Return figures (for the periods ended 9/30/18) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Advisor Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 4.12% and the Institutional Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 4.33%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Indices figures are from Morgan Stanley & Co., Inc. and all other figures are from Foresters Investment Management Company, Inc.

**	The Since Inception returns for Advisor Class shares and Institutional Class shares are for the periods beginning 4/1/13 (commencement of operations for those classes).

†	The Index return is for ten years. The MSCI EAFE Index (Gross) return and MSCI EAFE Index (Net) return since inception of the Advisor Class shares and Institutional Class shares are 6.41% and 5.91%, respectively.

Portfolio of Investments

INTERNATIONAL FUND

September 30, 2018

Shares		Security	Value
		COMMON STOCKS—97.0%
		United Kingdom—17.3%
178,920		British American Tobacco, PLC	$8,359,255
197,417		Bunzl, PLC	6,209,004
87,351		DCC, PLC	7,929,925
244,659		Diageo, PLC	8,670,627
1,610,159		Domino’s Pizza Group, PLC	5,863,747
101,481		London Stock Exchange	6,065,951
137,095		Reckitt Benckiser Group, PLC	12,536,932
471,608		RELX NV	9,908,099
956,228		Rentokil Initial, PLC	3,968,392
			69,511,932
		United States—14.6%
26,699		Accenture, PLC - Class “A”	4,544,170
55,463		Aptiv, PLC	4,653,346
6,604	*	Booking Holdings, Inc.	13,102,336
45,270		Mastercard, Inc. - Class “A”	10,077,555
71,216		Medtronic, PLC	7,005,518
117,025		Philip Morris International, Inc.	9,542,218
63,213		Visa, Inc. - Class “A”	9,487,639
			58,412,782
		Canada—8.1%
271,905		Alimentation Couche-Tard, Inc. - Class “B”	13,601,039
118,538		Canadian National Railway Co.	10,636,437
10,974		Constellation Software, Inc.	8,070,200
			32,307,676
		India—7.5%
566,186		HDFC Bank, Ltd.	15,668,332
357,266		Housing Development Finance Corp., Ltd.	8,647,030
2,153,766		Power Grid Corp. of India	5,597,593
			29,912,955

Portfolio of Investments (continued)

INTERNATIONAL FUND

September 30, 2018

Shares		Security	Value
		France—7.1%
18,521		L’Oreal SA	$4,466,337
19,563		LVMH Moet Hennessy Louis Vuitton SE	6,918,564
60,722		Safran SA	8,509,498
45,854		Teleperformance	8,651,296
			28,545,695
		Spain—6.3%
49,622		Aena SA	8,613,230
344,338		Grifols SA - Class “A”	9,698,986
235,208		Industria de Diseno Textil SA	7,130,329
			25,442,545
		Germany—5.6%
75,775		Fresenius SE & Co KGaA	5,563,760
77,057		HeidelbergCement AG	6,022,916
87,867		SAP SE	10,813,898
			22,400,574
		Netherlands—4.8%
60,407		Heineken NV	5,664,142
246,103		Unilever NV - CVA	13,705,407
			19,369,549
		Ireland—4.1%
701,827		AIB Group, PLC	3,593,513
87,204		Kingspan Group, PLC	4,066,125
103,462		Paddy Power Betfair, PLC	8,829,148
			16,488,786
		China—4.0%
45,760	*	Alibaba Group Holding, Ltd. (ADR)	7,539,418
202,091		Tencent Holdings, Ltd.	8,343,496
			15,882,914

Shares		Security	Value
		Switzerland—3.7%
133,529		Nestle SA	$11,132,405
248,268	*	UBS Group AG	3,921,086
			15,053,491
		Japan—3.2%
10,177		Keyence Corp.	5,909,861
43,700		Shimano, Inc.	7,042,308
			12,952,169
		Taiwan—2.9%
259,816		Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	11,473,474
		Belgium—2.0%
92,135		Anheuser-Busch InBev SA	8,046,529
		Hong Kong—1.8%
1,119,477		Techtronic Industries Co., Ltd.	7,150,147
		Mexico—1.0%
1,367,370		Walmart de Mexico	4,147,996
		Singapore—1.0%
206,300		United Overseas Bank (a)	4,086,613
		Sweden—1.0%
322,942		Svenska Handelsbanken AB	4,078,835
		Brazil—1.0%
866,646		Ambev SA (ADR)	3,960,572
Total Value of Common Stocks (cost $312,766,262)			389,225,234

Portfolio of Investments (continued)
INTERNATIONAL FUND
September 30, 2018

Principal Amount	Security	Value
	SHORT-TERM U.S. GOVERNMENT OBLIGATIONS—2.0%
	United States
$8,000M	U.S. Treasury Bills, Zero Coupon, 10/4/2018 (Effective yield 1.022%) (cost $7,998,688) (b)	$7,998,656

Total Value of Investments (cost $320,764,950)	99.0%	397,223,890
Other Assets, Less Liabilities	1.0	3,834,838
Net Assets	100.0%	$401,058,728

*	Non-income producing

(a)	A portion or all of the security purchased on a when-issued or delayed delivery basis (see Note 1G).

(b)	The effective yields shown for zero coupon obligations are the effective yields at September 30, 2018.

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 –	Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 –

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2018:

	Level 1	Level 2	Level 3	Total
Common Stocks
United Kingdom	$69,511,932	$—	$—	$69,511,932
United States	58,412,782	—	—	58,412,782
Canada	32,307,676	—	—	32,307,676
India	29,912,955	—	—	29,912,955
France	28,545,695	—	—	28,545,695
Spain	25,442,545	—	—	25,442,545
Germany	22,400,574	—	—	22,400,574
Netherlands	19,369,549	—	—	19,369,549
Ireland	16,488,786	—	—	16,488,786
China	15,882,914	—	—	15,882,914
Switzerland	15,053,491	—	—	15,053,491
Japan	12,952,169	—	—	12,952,169
Taiwan	11,473,474	—	—	11,473,474
Belgium	8,046,529	—	—	8,046,529
Hong Kong	7,150,147	—	—	7,150,147
Mexico	4,147,996	—	—	4,147,996
Singapore	4,086,613	—	—	4,086,613
Sweden	4,078,835	—	—	4,078,835
Brazil	3,960,572	—	—	3,960,572
Short-Term U.S Government Obligations	—	7,998,656	—	7,998,656
Total Investments in Securities	$389,225,234	$7,998,656	$—	$397,223,890

During the year ended September 30, 2018, there were no transfers between Level 1 investments and Level 2 investments that had a material inpact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the year (see Note 1A). Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements

Portfolio Managers’ Letter

OPPORTUNITY FUND

Dear Investor:

This is the annual report for the First Investors Opportunity Fund for the fiscal year ended September 30, 2018. During the period, the Fund’s return on a net asset value basis was 6.49% for Class A shares, 5.65% for Class B shares, 6.82% for Advisor Class shares and 6.95% for Institutional Class shares, including dividends of 11.8 cents per share for Class A shares, 6.6 cents per share for Class B shares, 14.7 cents per share for Advisor Class shares and 16.4 cents per share for Institutional Class shares. In addition, the Fund distributed capital gains of $2.38 per share on each class of shares.

Economic overview

The 12-month period ending September 30, 2018 saw a strong economic backdrop in the U.S., with upbeat corporate earnings reports, corporate tax cuts and record-high M&A activity. This was offset by disturbances coming from escalating trade tensions and a number of other geopolitical issues, including signs of political instability in Europe because of Italy, ongoing Brexit negotiations and debt concerns in Turkey and Argentina.

U.S. economic growth accelerated during the period, especially in the second quarter of 2018, benefiting from fiscal stimulus. The economy expanded at an annualized rate of 4.2% during the second quarter of 2018, its highest growth rate since the third quarter of 2014. The domestic labor market continued to tighten as it approaches full employment. The unemployment rate dropped to 3.7% in September, its lowest rate in 50 years; however, wage growth was sluggish. Inflation, which has been on the rise over the last year, reached 2.9% in June and July, helped by rising oil and gasoline prices, then slowed to 2.7% in August. Based on strong fundamentals, consumer confidence hit its highest level since 2000 during September.

Corporate earnings continued to improve, benefiting from topline growth and margin expansion due to lower taxes. Second quarter operating earnings per share for the S&P 500 Index rose 27% from a year ago, the fastest pace since 2010.

The Federal Reserve (the Fed), along with installing Jerome Powell as its new Chair in February, instituted four 25 basis point rate hikes during the last 12 months. Altogether, there have been eight hikes since the Fed began its tightening cycle in December 2015. The Fed is widely expected to maintain a gradual pace of rate hikes while it continues to steadily shrink its balance sheet.

The global economy remains strong, but growth has slowed and become less synchronized, especially in emerging markets. Monetary policies have started to be less accommodative as major central banks have already started, or are planning to gradually remove, their support.

Trade concerns, escalating tensions between the U.S. and China, coupled with several other geopolitical issues, heavily weighed on investors’ sentiment toward international markets, especially during the second quarter of 2018. This resulted in an underperformance of international markets, particularly emerging markets. By the end of September 2018, the U.S. had finalized trade agreements with Canada, Mexico, Japan, and South Korea. Presently, talks continue with China. The U.S. has imposed tariffs on approximately $250 billion of Chinese imports, while China has retaliated with tariffs on roughly $110 billion of U.S. exports to China. The tariffs’ rates are scheduled to increase next year from 10% to 25% if a deal isn’t reached.

Over the past several months, emerging markets experienced tightening financial conditions resulting from rising U.S. interest rates and a stronger U.S. dollar, as well as being hurt by structural weaknesses in several emerging market countries, such as Turkey and Argentina.

U.S. equity market

U.S. equities delivered strong performance during the 12 months ending September 30, 2018. All three major stock indices posted high double-digit returns during a relatively low-volatility period. Led by solid returns in the Information Technology and Consumer Discretionary sectors, the Dow Jones Industrial Average returned 20.7%, the S&P 500 Index 17.9% and the Nasdaq Composite Index 25.2%. Higher-yielding stocks significantly lagged overall market performance, as shown by the Dow Jones Select Dividend Index’s return of 10.6%, during a period in which the Fed raised interest rates.

Large-cap stocks (as measured by the Russell 1000 Index) delivered a total return of 17.8%, outpacing the 15.2% return of small caps (as measured by the Russell 2000 Index). U.S.-centric firms remain in favor with investors given their robust earnings in early 2018 which helped to showcase the strength of the U.S. economy. Last year’s U.S. tax reform has boosted earnings for domestic companies, aided corporate sentiment, supported consumer spending and enhanced shareholder returns. As one indication of the impact, new share buyback authorizations in 2018 are expected to exceed $1 trillion.

The Consumer Discretionary sector’s 30.8% return for the period was the best performing in the S&P 500 Index and was led by Amazon and Netflix. With rising consumer confidence and store traffic measures, retailing stocks once again performed well. Information Technology was the second best-performing sector due to several industry tail winds. With the growth of the Internet of Things, connected devices, autonomous vehicles, and the emergence of Big Data with artificial intelligence, the stocks of Google, NVIDIA and Apple, among others, all benefited significantly. Communications Services was the weakest-performing sector falling -1.1%. Both Consumer Staples, which tends to underperform during periods of U.S. dollar strength, and Utilities, which are likely to underperform during periods of rising interest rates, each declined less than 1%.

The Fund

On a relative basis, the Fund underperformed its benchmark, the S&P 400 MidCap Index, for the annual reporting period ended September 30, 2018 primarily due to stock selection in Information Technology and Industrials stocks. Within Information Technology, Western Digital Corporation, a maker of hard disk and sold-state storage devices, suffered from reports of declining market prices for its NAND flash memory, which threatens to erode profit margins. Within Industrials, Owens Corning, a maker of residential and commercial building materials, faced headwinds from commodity and freight costs, primarily in its roofing shingles business. Aggravating matters, roofing demand was lower-than-expected this year.

Portfolio Managers’ Letter (continued)

OPPORTUNITY FUND

The Fund’s absolute performance was mainly attributable to investments in Health Care, Information Technology and Consumer Discretionary stocks. Within Health Care, Centene Corp, a provider of Medicaid managed care services, benefited from the successful acquisition of a large plan in New York (Fidelis Care), as well as a high contract win rate. Within Information Technology, NetApp Inc, a provider of storage and data management solutions, benefited from demand for its flash memory-only storage systems, as well as from its improving sales mix. Within Consumer Discretionary, ServiceMaster Global Holding, a provider of pest control services, benefited from the successful spin-off of an unrelated business (American Home Shield) in conjunction with a turnaround in its Terminix residential business.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

Steven S. Hill
Senior Portfolio Manager,
Foresters Investment Management Company, Inc.

October 31, 2018

Fund Expenses (unaudited)

OPPORTUNITY FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 4 for a detailed explanation of the information presented in these examples.

Expense Example	Annualized Expense Ratio	Beginning Account Value (4/1/18)	Ending Account Value (9/30/18)	Expenses Paid During Period (4/1/18–9/30/18)*
Class A Shares	1.20%
Actual		$1,000.00	$1,041.36	$ 6.14
Hypothetical**		$1,000.00	$1,019.05	$ 6.07
Class B Shares	1.97%
Actual		$1,000.00	$1,037.10	$ 10.06
Hypothetical**		$1,000.00	$1,015.19	$ 9.95
Advisor Class Shares	0.88%
Actual		$1,000.00	$1,042.76	$ 4.51
Hypothetical**		$1,000.00	$1,020.66	$ 4.46
Institutional Class Shares	0.77%
Actual		$1,000.00	$1,043.33	$ 3.94
Hypothetical**		$1,000.00	$1,021.21	$ 3.90

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
**	Assumed rate of return of 5% before expenses

Portfolio Composition

BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2018, and are based on the total market value of investments.

Cumulative Performance Information (unaudited)

OPPORTUNITY FUND

Comparison of change in value of $10,000 investment in the First Investors Opportunity Fund (Class A shares) and the Standard & Poor’s MidCap 400 Index.

	Average Annual Total Returns*
N.A.V. Only	Class A	Class B	Advisor Class	Institutional Class	S&P MidCap 400 Index
One Year	6.49%	5.65%	6.82%	6.95%	14.21%
Five Years	8.59%	7.76%	8.90%	9.05%	11.91%
Ten Years or Since Inception**	10.88%	10.28%	10.88%	11.04%	12.49%†

S.E.C. Standardized	Class A	Class B	Advisor Class	Institutional Class
One Year	0.37%	1.72%	6.82%	6.95%
Five Years	7.31%	7.46%	8.90%	9.05%
Ten Years or Since Inception**	10.22%	10.28%	10.88%	11.04%

The graph compares a $10,000 investment in the First Investors Opportunity Fund (Class A shares) beginning 9/30/08 with a theoretical investment in the Standard & Poor’s MidCap 400 Index (the “Index”). The Index is an unmanaged capitalization-weighted index of 400 stocks designed to measure performance of the mid-range sector of the U.S. stock market. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares, Advisor Class shares and Institutional Class shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

*	Average Annual Total Return figures (for the periods ended 9/30/18) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Advisor Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 10.14% and the Institutional Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 10.35%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Standard & Poor’s and all other figures are from Foresters Investment Management Company, Inc.

**	The Since Inception returns for Advisor Class shares and Institutional Class shares are for the periods beginning 4/1/13 (commencement of operations for those classes).

†	The Index return is for ten years. The Index return since inception of the Advisor Class shares and Institutional Class shares is 12.44%.

Portfolio of Investments

OPPORTUNITY FUND

September 30, 2018

Shares		Security	Value
		COMMON STOCKS—96.9%
		Consumer Discretionary—15.8%
350,500		Acushnet Holdings Corp.	$9,614,215
191,300		Aramark Holdings Corp.	8,229,726
166,900		Big Lots, Inc.	6,974,751
232,200		DSW, Inc. - Class “A”	7,866,936
100,800	*	Fox Factory Holding Corp.	7,061,040
112,000	*	Helen of Troy, Ltd.	14,660,800
42,100		Lear Corp.	6,104,500
208,000	*	LKQ Corp.	6,587,360
136,000		Magna International, Inc.	7,144,080
171,200		Meredith Corp.	8,739,760
340,400	*	Michaels Cos., Inc.	5,524,692
92,000		Nordstrom, Inc.	5,502,520
112,100		Oxford Industries, Inc.	10,111,420
143,500		Penske Automotive Group, Inc.	6,800,465
79,700		Ross Stores, Inc.	7,898,270
192,900		Ruth’s Hospitality Group, Inc.	6,085,995
368,100	*	ServiceMaster Holdings, Inc.	22,833,243
232,000		Tapestry, Inc.	11,662,640
314,600	*	Taylor Morrison Home Corp. - Class “A”	5,675,384
513,700	*	TRI Pointe Group, Inc.	6,369,880
309,400	*	William Lyon Homes - Class “A”	4,916,366
40,000		Wyndham Destinations, Inc.	1,734,400
128,000		Wyndham Hotels & Resorts, Inc.	7,112,960
			185,211,403
		Consumer Staples—5.5%
92,700		B&G Foods, Inc.	2,544,615
239,100		Conagra Brands, Inc.	8,122,227
546,300		Koninklijke Ahold Delhaize NV (ADR)	12,482,955
57,700		McCormick & Co., Inc.	7,601,975
291,000	*	Performance Food Group Co.	9,690,300
196,300		Pinnacle Foods, Inc.	12,722,203

Shares		Security	Value
		Consumer Staples (continued)
358,500	*	U.S. Foods Holding Corp.	$11,048,970
			64,213,245
		Energy—5.2%
908,200		EnCana Corp.	11,906,502
102,000		EOG Resources, Inc.	13,012,140
128,000		EQT Corp.	5,661,440
390,400		Noble Energy, Inc.	12,176,576
115,600		PBF Energy, Inc. - Class “A”	5,769,596
384,000	*	ProPetro Holding Corp.	6,332,160
52,000		Valero Energy Corp.	5,915,000
			60,773,414
		Financials—14.1%
150,400	*	Amalgamated Bank - Class “A”	2,901,216
79,700		Ameriprise Financial, Inc.	11,768,502
234,200		Berkshire Hills Bancorp, Inc.	9,531,940
543,300		Citizens Financial Group, Inc.	20,955,081
110,400		Comerica, Inc.	9,958,080
208,700		Discover Financial Services	15,955,115
358,825		Financial Select Sector SPDR Fund (ETF)	9,896,393
166,500		First Republic Bank	15,984,000
140,200		Great Western Bancorp, Inc.	5,915,038
141,800		IBERIABANK Corp.	11,535,430
135,200		Nasdaq, Inc.	11,600,160
135,600		Selective Insurance Group, Inc.	8,610,600
112,050		SPDR S&P Regional Banking (ETF)	6,658,011
537,700		Sterling Bancorp	11,829,400
207,300		Synchrony Financial	6,442,884
266,100		Waddell & Reed Financial, Inc. - Class “A”	5,635,998
			165,177,848
		Health Care—12.3%
176,500	*	Centene Corp.	25,553,670

Portfolio of Investments (continued)

OPPORTUNITY FUND

September 30, 2018

Shares		Security	Value
		Health Care (continued)
105,200	*	Charles River Laboratories International, Inc.	$14,153,608
112,100		Gilead Sciences, Inc.	8,655,241
164,800		Hill-Rom Holdings, Inc.	15,557,120
36,800	*	Jazz Pharmaceuticals, PLC	6,187,184
272,800		Phibro Animal Health Corp. - Class “A”	11,703,120
360,100	*	Prestige Brands, Inc.	13,644,189
61,000		Quest Diagnostics, Inc.	6,582,510
247,400		Smith & Nephew, PLC (ADR)	9,176,066
99,500		Thermo Fisher Scientific, Inc.	24,285,960
41,200	*	Waters Corp.	8,020,816
			143,519,484
		Industrials—14.2%
216,000		A.O. Smith Corp.	11,527,920
208,100		AAR Corp.	9,965,909
122,000		Apogee Enterprises, Inc.	5,041,040
200,900		ESCO Technologies, Inc.	13,671,245
385,900	*	Evoqua Water Technologies Corp.	6,861,302
406,500	*	Gardner Denver Holdings, Inc.	11,520,210
110,500		Ingersoll-Rand, PLC	11,304,150
90,700		J. B. Hunt Transport Services, Inc.	10,787,858
275,700		Korn/Ferry International	13,575,468
42,900		ManpowerGroup, Inc.	3,687,684
379,300		Masco Corp.	13,882,380
144,200	*	MasTec, Inc.	6,438,530
89,100		Owens Corning	4,835,457
29,700		Roper Technologies, Inc.	8,797,437
435,000		Schneider National, Inc. - Class “B”	10,866,300
36,800		Snap-On, Inc.	6,756,480
59,400		Stanley Black & Decker, Inc.	8,698,536
257,500		Triton International, Ltd.	8,567,025
			166,784,931

Shares		Security	Value
		Information Technology—14.9%
120,400		Belden, Inc.	$8,597,764
25,700		Broadcom, Inc.	6,340,961
430,200		Cypress Semiconductor Corp.	6,233,598
171,200	*	Fiserv, Inc.	14,103,456
67,200		FleetCor Technologies, Inc.	15,310,848
63,500	*	IAC/InterActive Corp.	13,761,720
71,700		Lam Research Corp.	10,876,890
94,000		LogMeIn, Inc.	8,375,400
64,100		NetApp, Inc.	5,505,549
85,800	*	NETGEAR, Inc.	5,392,530
158,600		SS&C Technologies Holdings, Inc.	9,013,238
74,200	*	Synopsys, Inc.	7,316,862
56,100	*	Take-Two Interactive Software, Inc.	7,741,239
85,800		TE Connectivity, Ltd.	7,544,394
77,500	*	Tech Data Corp.	5,546,675
159,725		Technology Select Sector SPDR Fund (ETF)	12,032,084
731,400		Travelport Worldwide, Ltd.	12,338,718
104,200		Western Digital Corp.	6,099,868
67,600	*	Zebra Technologies Corp. - Class “A”	11,953,708
			174,085,502
		Materials—6.9%
164,900	*	Berry Global Group, Inc.	7,979,511
42,700		Eastman Chemical Co.	4,087,244
257,300	*	Ferro Corp.	5,974,506
156,800		FMC Corp.	13,669,824
118,400		Greif, Inc.	6,353,344
97,300		KMG Chemicals, Inc.	7,351,988
42,900		Praxair, Inc.	6,895,317
136,900		Sealed Air Corp.	5,496,535
482,000	*	Summit Materials, Inc. - Class “A”	8,762,760
184,300		Trinseo SA	14,430,690
			81,001,719

Portfolio of Investments (continued)

OPPORTUNITY FUND
September 30, 2018

Shares or Principal Amount	Security	Value
	Real Estate—4.9%
592,100	Brixmor Property Group, Inc. (REIT)	$10,367,671
99,903	Brookfield Property Partners (REIT)	2,086,974
189,700	Douglas Emmett, Inc. (REIT)	7,155,484
75,200	Federal Realty Investment Trust (REIT)	9,510,544
323,200	FNF Group, Inc.	12,717,920
272,900	RLJ Lodging Trust (REIT)	6,011,987
437,100	Tanger Factory Outlet Centers, Inc. (REIT)	10,000,848
		57,851,428
	Utilities—3.1%
240,000	CenterPoint Energy, Inc.	6,636,000
171,200	CMS Energy Corp.	8,388,800
161,600	Portland General Electric Co.	7,370,576
216,000	WEC Energy Group, Inc.	14,420,160
		36,815,536
Total Value of Common Stocks (cost $798,068,161)		1,135,434,510
	SHORT-TERM U.S.GOVERNMENT OBLIGATIONS—2.8%
$33,000M	U.S. Treasury Bills, Zero coupon, 10/4/2018 (Effective yield 1.022%) (cost $32,994,588) (a)	32,994,456

Total Value of Investments (cost $831,062,749)	99.7%	1,168,428,966
Other Assets, Less Liabilities	.3	3,360,149
Net Assets	100.0%	$1,171,789,115

*	Non-income producing

(a)	The effective yields shown for zero coupon obligations are the effective yields at September 30, 2018.

Summary of Abbreviations:

ADR	American Depositary Receipts

ETF	Exchange Traded Fund

REIT	Real Estate Investment Trust

SPDR	Standard & Poor’s Depository Receipts

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 –	Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 –

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2018:

	Level 1	Level 2	Level 3	Total
Common Stocks	$1,135,434,510	$—	$—	$1,135,434,510
Short-Tem U.S. Government Obligations	—	32,994,456	—	32,994,456
Total Investments in Securities*	$1,135,434,510	$32,994,456	$—	$1,168,428,966

*	The Portfolio of Investments provides information on the industry categorization for common stocks.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended September 30, 2018. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements

Portfolio Managers’ Letter

PREMIUM INCOME FUND

Dear Investor:

This is the annual report for the First Investors Premium Income Fund for the fiscal year ended September 30, 2018. The Fund commenced operations on April 2, 2018. During the short period, the Fund’s return on a net asset value basis was 3.06% for Class A shares, 3.18% for Advisor Class shares and 3.27% for Institutional Class shares, including dividends of 4.5 cents per share for Class A shares, 5.7 cents per share for Advisor Class shares and 16.6 cents per share for Institutional Class shares.

The Markets

Strong corporate profit growth has continued, with before-tax and after-tax S&P 500 profit up 13.9% and 22.9% year-over-year, respectively, benefiting from robust underlying economic growth, deregulation, and lower tax rates. The S&P 500 Index has returned 17.9% over the past year, while the Bloomberg Barclays Aggregate Bond Index declined -1.3% as interest rates have increased over the period. With core inflation now at the Fed’s target level and unemployment lower than normal at 3.7%, the Federal Reserve is expected to continue increasing interest rates through next year, which is likely to put continued pressure on bond prices.

Despite the negative headlines on trade this year, the actual impact on GDP growth has been negligible, with the U.S. economy posting 4.2% growth in the second quarter and an expected rate of 3.0% in the second half of 2018. NAFTA negotiations have produced a positive outcome, with all three countries agreeing to a deal. Negotiations with China continue with most of the developed world, including the U.S., Europe and Japan arguing that China should strengthen intellectual property protections as well as reduce its above-average tariff rate. The U.S. applies a weighted average tariff rate of 1.6% on total imports, while China applies an average tariff rate of 3.5% on its total imports. Consequently, there is the potential for a longer-term benefit to global trade resulting from the current negotiations with China.

The Fund

Year-to-date, since its inception on 4/1/18, the Fund has produced risk-adjusted outperformance relative to bonds (Bloomberg Barclays Aggregate Bond Index), equities (S&P 500 Index), and covered call (CBOE S&P 500 Buy Write Index or BXM Index), as shown in the table below.

	Total Return	Standard Deviation	Return per Unit of Risk
Fund*	3.27	2.45	1.34
AGG	-0.14	2.81	-0.05
BXM	8.47	7.68	1.10
SPX	11.41	10.27	1.11

YTD since inception 4/1/18
Source: Bloomberg
*Fund’s Institutional Class Shares Net of Fees

Year-to-date, the Fund produced a standard deviation of 2.45%, resulting in a return per unit of risk of 1.34. In comparison, the Bloomberg Barclays Aggregate Bond Index produced a return of -0.14% with a higher standard deviation of 2.81%, resulting in an underperforming return per unit of risk of -0.05. Interest rates rose during both the quarter and the year-to-date periods, resulting in negative returns for bonds. Over the past year, the Bloomberg Barclays Aggregate Bond Index has returned -1.22%. We expect the Federal Reserve to continue with rate increases, resulting in continued pressure on bond prices, making the Fund an attractive vehicle for diversification away from fixed income. In addition to better risk-adjusted returns relative to bonds, the Fund has also produced a negative correlation to the Bloomberg Barclays Aggregate Bond Index of -33.3% since inception, making it an effective complement to bond allocations.

The Fund produced a lower standard deviation of daily returns relative to the Bloomberg Barclays Aggregate Bond Index year-to-date because the call options in the Fund were placed deep in-the-money (16.0% in-the-money at quarter-end with a delta of 0.86), thus providing a large amount of downside protection, which neutralizes the majority of the underlying stocks’ price movements (76% less standard deviation than the S&P 500 Index and 13% less than the AGG year-to-date).

As the S&P 500 has produced a strong return since the Fund’s inception, implied volatility has declined across the board for Index options. For example, the implied volatility of a one-month, at-the-money Index option ended the period at 8.7%, well below average. While implied volatility declined on Index-based call options, the implied volatility of the actively managed single stock call options in the Fund remained attractive, at 25.2%, due to our strict option selection process (see table below). This table also illustrates the implied volatility advantage of writing in-the-money call options on single stocks, as opposed to Index options.

	Premium Income Fund Weighted Average Call Option	S&P 500 1-month, at-the-money call option	S&P 500 6-month, 10% in-the-money call option
10-yr Average Implied Volatility	—	16.4%	23.1%
6/30/18 Implied Volatility	24.9%	13.1%	19.8%
9/30/18 Implied Volatility	25.2%	8.7%	18.0%

Source: Bloomberg

Outlook

The Fund is well positioned with attractively valued equities with strong fundamentals and attractive call options. The stocks in the Fund begin the fourth quarter with a forward price-to-earnings ratio of 13.0 versus 16.8 for the S&P 500.1 The call options average 16% in-the-money, providing not only significant downside protection, but also compelling risk-adjusted returns when held in conjunction with the equities in the Fund.

[1]	Source: Bloomberg.

Portfolio Managers’ Letter (continued)

PREMIUM INCOME FUND

While after-tax S&P 500 earnings growth is expected to slow to 13.1% over the next 12 months, the growth rate is nearly double the long-term average, and is on top of the current all-time record level of earnings.2 It’s not only corporate earnings that have surpassed record levels, but also corporate profit margins. Consumers are in a strong financial position, as well. Consumer balance sheets are healthy and households have been saving more than 6% of their disposable income every year for the past five years, a rate rarely seen during the last cycle.3 Recession risk has historically been low during periods when corporate profitability is elevated and consumers have a high propensity to save. This should allow the current expansion to continue well into 2019.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

Wiley D. Angell	Sean C. Hughes, CFA
Portfolio Manager	Portfolio Manager

October 31, 2018

[2]	Source: Bloomberg.

[3]	Source: Bloomberg.

Fund Expenses (unaudited)

PREMIUM INCOME FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 4 for a detailed explanation of the information presented in these examples.

Expense Example	Annualized Expense Ratio	Beginning Account Value (4/2/18)*	Ending Account Value (9/30/18)	Expenses Paid During Period (4/2/18-9/30/18)**
Class A Shares	1.30%
Actual		$1,000.00	$1,030.57	$6.62
Hypothetical***		$1,000.00	$1,018.62	$6.58
Advisor Class Shares	1.02%
Actual		$1,000.00	$1,031.80	$5.20
Hypothetical***		$1,000.00	$1,020.01	$5.17
Institutional Class Shares	0.89%
Actual		$1,000.00	$1,032.72	$4.54
Hypothetical***		$1,000.00	$1,020.66	$4.51

*	Commencement of Operations
**

Actual expenses reflect only from the commencement of operations to the end of the period covered (April 2, 2018 through September 30, 2018). Therefore expenses shown are lower than would be expected for a six-month period. Actual expenses for the six-month period will be reflected in future reports. Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the inception period). Expenses paid during the period are net of expenses waived and/or assumed.

***	Assumed rate of return of 5% before expenses

Portfolio Composition

BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2018, and are based on the total market value of investments.

Portfolio of Investments

PREMIUM INCOME FUND

September 30, 2018

Shares	Security	Value
	COMMON STOCKS—116.6%
	Consumer Discretionary—12.4%
41,500	Carnival Corp.	$2,646,455
57,200	CBS Corp. - Class “B”	3,286,140
45,000	Ford Motor Co.	416,250
4,300	Home Depot, Inc.	890,745
400	TJX Cos., Inc.	44,808
22,100	Whirlpool Corp.	2,624,375
		9,908,773
	Consumer Staples—10.6%
15,800	Kimberly-Clark Corp.	1,795,512
71,000	Mondelez International, Inc. - Class “A”	3,050,160
9,600	PepsiCo, Inc.	1,073,280
14,500	Walgreens Boots Alliance, Inc.	1,057,050
15,900	Walmart, Inc.	1,493,169
		8,469,171
	Energy—15.2%
25,300	Chevron Corp.	3,093,684
17,800	ExxonMobil Corp.	1,513,356
79,800	Halliburton Co.	3,234,294
123,400	Kinder Morgan, Inc.	2,187,882
25,000	Occidental Petroleum Corp.	2,054,250
		12,083,466
	Financials—21.0%
35,700	American Express Co.	3,801,693
6,100	BlackRock, Inc.	2,875,113
7,500	Chubb, Ltd.	1,002,300
31,000	Discover Financial Services	2,369,950
30,500	JPMorgan Chase & Co.	3,441,620
39,200	Morgan Stanley	1,825,544
27,500	U.S. Bancorp	1,452,275
		16,768,495

Shares		Security	Value
		Health Care—10.6%
5,800		Allergan, PLC	$1,104,784
3,400		Amgen, Inc.	704,786
12,200	*	Celgene Corp.	1,091,778
28,200		CVS Health Corp.	2,219,904
20,400		Medtronic, PLC	2,006,748
18,800		Merck & Co., Inc.	1,333,672
300		Pfizer, Inc.	13,221
			8,474,893
		Industrials—17.9%
21,700		Delta Air Lines, Inc.	1,254,911
8,700		General Dynamics Corp.	1,781,064
156,800		General Electric Co.	1,770,272
18,800		Honeywell International, Inc.	3,128,320
3,100		Lockheed Martin Corp.	1,072,476
14,200		Raytheon Co.	2,934,572
1,100		Union Pacific Corp.	179,113
12,800		United Parcel Service, Inc. - Class “B”	1,494,400
4,500		United Technologies Corp.	629,145
			14,244,273
		Information Technology—19.5%
8,700		Apple, Inc.	1,963,938
13,000		Broadcom, Inc.	3,207,490
46,500		Cisco Systems, Inc.	2,262,225
69,800		Intel Corp.	3,300,842
19,500		International Business Machines Corp.	2,948,595
17,200		Texas Instruments, Inc.	1,845,388
			15,528,478
		Materials—8.2%
55,400		DowDuPont, Inc.	3,562,774

Portfolio of Investments (continued)

PREMIUM INCOME FUND

September 30, 2018

Shares	Security	Value
	Materials (continued)
46,500	Nucor Corp.	$2,950,425
		6,513,199
	Telecommunication Services—1.2%
26,401	AT&T, Inc.	886,545
1,900	Verizon Communications, Inc.	101,441
		987,986
	Utilities—.0%
300	Southern Co.	13,080

Total Value of Common Stocks (cost $90,528,036)	116.6%	92,991,814
Excess of Liabilities Over Other Assets	(16.6)	(13,256,795)
Net Assets	100.0%	$79,735,019

*	Non-income producing

CALL OPTIONS WRITTEN—(20.7)%	Expiration Date	Exercise Price	Contracts	Value
Allergan, PLC	1/18/19	$145.00	(15)	$(70,237)
Allergan, PLC	1/18/19	140.00	(17)	(87,592)
Allergan, PLC	2/15/19	160.00	(26)	(87,620)
American Express Co.	1/18/19	90.00	(59)	(102,070)
American Express Co.	1/18/19	87.50	(110)	(216,150)
American Express Co.	1/18/19	85.00	(22)	(49,280)
American Express Co.	1/18/19	80.00	(16)	(43,080)
American Express Co.	4/18/19	95.00	(104)	(148,980)
American Express Co.	4/18/19	90.00	(46)	(85,675)
Amgen, Inc.	10/19/18	160.00	(14)	(66,395)
Amgen, Inc.	6/21/19	150.00	(11)	(64,652)
Amgen, Inc.	6/21/19	140.00	(9)	(61,470)
Apple, Inc.	11/16/18	165.00	(28)	(169,624)
Apple, Inc.	11/16/18	160.00	(59)	(387,630)
AT&T, Inc.	10/19/18	30.00	(21)	($7,497)
AT&T, Inc.	1/18/19	29.00	(38)	(17,480)

CALL OPTIONS WRITTEN—(20.7)%	Expiration Date	Exercise Price	Contracts	Value
AT&T, Inc.	1/18/19	$21.85	(1)	$(1,723)
AT&T, Inc.	1/18/19	20.10	(6)	(11,895)
AT&T, Inc.	6/21/19	28.00	(195)	(110,175)
BlackRock, Inc.	1/18/19	470.00	(10)	(22,600)
BlackRock, Inc.	1/18/19	450.00	(19)	(66,500)
BlackRock, Inc.	1/18/19	420.00	(6)	(35,220)
BlackRock, Inc.	4/18/19	410.00	(26)	(186,550)
Broadcom, Inc.	10/19/18	220.00	(6)	(16,506)
Broadcom, Inc.	1/18/19	220.00	(31)	(99,510)
Broadcom, Inc.	1/18/19	200.00	(22)	(107,910)
Broadcom, Inc.	6/21/19	195.00	(45)	(258,975)
Broadcom, Inc.	6/21/19	180.00	(26)	(182,260)
Carnival Corp.	10/19/18	55.00	(85)	(74,800)
Carnival Corp.	1/18/19	55.00	(57)	(54,150)
Carnival Corp.	1/18/19	50.00	(99)	(138,600)
Carnival Corp.	4/18/19	52.50	(174)	(209,670)
CBS Corp. - Class "B”	1/18/19	50.00	(39)	(32,760)
CBS Corp. - Class "B”	1/18/19	47.50	(98)	(102,900)
CBS Corp. - Class "B”	1/18/19	45.00	(25)	(33,438)
CBS Corp. - Class "B”	1/18/19	42.50	(171)	(265,050)
CBS Corp. - Class "B”	3/15/19	47.50	(166)	(185,505)
CBS Corp. - Class "B”	3/15/19	45.00	(73)	(96,542)
Celgene Corp.	10/19/18	75.00	(20)	(30,100)
Celgene Corp.	1/18/19	75.00	(14)	(22,134)
Celgene Corp.	6/21/19	75.00	(88)	(162,800)
Chevron Corp.	1/18/19	110.00	(19)	(24,890)
Chevron Corp.	6/21/19	105.00	(157)	(307,327)
Chevron Corp.	6/21/19	100.00	(77)	(185,955)
Chubb, Ltd.	2/15/19	110.00	(75)	(183,000)
Cisco Systems, Inc.	10/19/18	39.00	(13)	(12,577)
Cisco Systems, Inc.	10/19/18	38.00	(74)	(76,886)
Cisco Systems, Inc.	10/19/18	37.00	(50)	(56,600)
Cisco Systems, Inc.	1/18/19	37.00	(33)	(38,610)
Cisco Systems, Inc.	1/18/19	36.00	(95)	(121,600)
Cisco Systems, Inc.	6/21/19	40.00	(200)	(189,000)
CVS Health Corp.	11/16/18	52.50	(29)	(73,442)
CVS Health Corp.	1/18/19	65.00	(82)	(119,720)
CVS Health Corp.	1/18/19	60.00	(60)	(115,200)
CVS Health Corp.	1/18/19	52.50	(56)	(144,340)

Portfolio of Investments (continued)

PREMIUM INCOME FUND

September 30, 2018

CALL OPTIONS WRITTEN—(20.7)%	Expiration Date	Exercise Price	Contracts	Value
CVS Health Corp.	2/15/19	$62.50	(36)	$(58,410)
CVS Health Corp.	2/15/19	55.00	(19)	(44,412)
Delta Air Lines, Inc.	12/21/18	45.00	(116)	(150,220)
Delta Air Lines, Inc.	1/18/19	50.00	(66)	(58,740)
Delta Air Lines, Inc.	1/18/19	45.00	(35)	(45,640)
Discover Financial Services	1/18/19	65.00	(43)	(52,675)
Discover Financial Services	1/18/19	62.50	(21)	(30,135)
Discover Financial Services	1/18/19	60.00	(86)	(144,910)
Discover Financial Services	1/18/19	55.00	(30)	(65,400)
Discover Financial Services	4/18/19	65.00	(130)	(166,400)
DowDuPont, Inc.	1/18/19	57.50	(260)	(202,800)
DowDuPont, Inc.	1/18/19	52.50	(61)	(75,030)
DowDuPont, Inc.	6/21/19	57.50	(233)	(216,690)
ExxonMobil Corp.	1/18/19	72.50	(19)	(24,747)
ExxonMobil Corp.	1/18/19	70.00	(36)	(55,530)
ExxonMobil Corp.	4/18/19	72.50	(52)	(68,380)
ExxonMobil Corp.	4/18/19	70.00	(23)	(35,880)
ExxonMobil Corp.	6/21/19	72.50	(14)	(18,935)
ExxonMobil Corp.	6/21/19	70.00	(34)	(53,380)
Ford Motor Co.	3/15/19	8.00	(450)	(62,100)
General Dynamics Corp.	11/16/18	180.00	(11)	(27,225)
General Dynamics Corp.	11/16/18	170.00	(19)	(66,215)
General Dynamics Corp.	11/16/18	160.00	(15)	(67,275)
General Dynamics Corp.	1/18/19	175.00	(31)	(96,100)
General Dynamics Corp.	6/21/19	165.00	(11)	(46,805)
General Electric Co.	1/18/19	12.00	(109)	(5,014)
General Electric Co.	1/18/19	11.00	(400)	(37,200)
General Electric Co.	1/18/19	11.00	(933)	(86,769)
General Electric Co.	1/18/19	10.00	(88)	(14,080)
General Electric Co.	6/21/19	12.00	(38)	(3,496)
Halliburton Co.	10/19/18	42.50	(135)	(3,375)
Halliburton Co.	10/19/18	37.50	(41)	(13,120)
Halliburton Co.	1/18/19	40.00	(133)	(36,442)
Halliburton Co.	1/18/19	38.00	(101)	(42,420)
Halliburton Co.	4/18/19	30.00	(232)	(255,200)
Halliburton Co.	6/21/19	35.00	(156)	(112,710)
Home Depot, Inc.	11/16/18	165.00	(5)	(21,463)
Home Depot, Inc.	11/16/18	160.00	(9)	(43,110)
Home Depot, Inc.	11/16/18	150.00	(1)	(5,783)

CALL OPTIONS WRITTEN—(20.7)%	Expiration Date	Exercise Price	Contracts	Value
Home Depot, Inc.	11/16/18	$145.00	(11)	$(68,915)
Home Depot, Inc.	1/18/19	175.00	(4)	(13,470)
Home Depot, Inc.	6/21/19	170.00	(8)	(33,260)
Home Depot, Inc.	6/21/19	160.00	(5)	(24,963)
Honeywell International, Inc.	1/18/19	130.00	(8)	(29,680)
Honeywell International, Inc.	1/18/19	125.00	(51)	(213,690)
Honeywell International, Inc.	1/18/19	120.00	(11)	(51,700)
Honeywell International, Inc.	6/21/19	145.00	(55)	(142,037)
Honeywell International, Inc.	6/21/19	140.00	(37)	(108,780)
Honeywell International, Inc.	6/21/19	130.00	(26)	(99,515)
Intel Corp.	6/21/19	40.00	(89)	(76,985)
Intel Corp.	1/18/19	45.00	(83)	(32,370)
Intel Corp.	1/18/19	42.00	(284)	(172,388)
Intel Corp.	6/21/19	45.00	(39)	(20,670)
Intel Corp.	6/21/19	38.00	(203)	(208,075)
International Business Machines Corp.	1/18/19	135.00	(2)	(3,550)
International Business Machines Corp.	1/18/19	130.00	(7)	(15,453)
International Business Machines Corp.	1/18/19	125.00	(14)	(37,590)
International Business Machines Corp.	6/21/19	130.00	(49)	(117,477)
International Business Machines Corp.	6/21/19	125.00	(41)	(113,467)
International Business Machines Corp.	6/21/19	125.00	(82)	(226,935)
JPMorgan Chase & Co.	1/18/19	100.00	(15)	(20,550)
JPMorgan Chase & Co.	1/18/19	97.50	(37)	(61,235)
JPMorgan Chase & Co.	1/18/19	95.00	(11)	(20,515)
JPMorgan Chase & Co.	1/18/19	90.00	(52)	(119,600)
JPMorgan Chase & Co.	6/21/19	100.00	(161)	(267,421)
JPMorgan Chase & Co.	6/21/19	95.00	(29)	(58,000)
Kimberly-Clark Corp.	1/18/19	100.00	(46)	(67,620)
Kimberly-Clark Corp.	1/18/19	95.00	(19)	(36,575)
Kimberly-Clark Corp.	1/18/19	90.00	(93)	(225,990)
Kinder Morgan, Inc.	1/18/19	15.00	(552)	(155,112)
Kinder Morgan, Inc.	3/15/19	16.00	(682)	(139,469)
Lockheed Martin Corp.	12/21/18	280.00	(18)	(121,590)

Portfolio of Investments (continued)

PREMIUM INCOME FUND

September 30, 2018

CALL OPTIONS WRITTEN—(20.7)%	Expiration Date	Exercise Price	Contracts	Value
Lockheed Martin Corp.	6/21/19	$285.00	(9)	$(60,300)
Lockheed Martin Corp.	6/21/19	275.00	(4)	(30,240)
Medtronic, PLC	6/21/19	77.50	(27)	(59,602)
Medtronic, PLC	6/21/19	75.00	(177)	(446,482)
Merck & Co., Inc.	1/18/19	52.50	(7)	(13,125)
Merck & Co., Inc.	6/21/19	52.50	(181)	(341,185)
Mondelez International, Inc. - Class "A”	1/18/19	38.00	(269)	(145,933)
Mondelez International, Inc. - Class "A”	1/18/19	35.00	(128)	(105,280)
Mondelez International, Inc. - Class "A”	3/15/19	38.00	(122)	(70,150)
Mondelez International, Inc. - Class "A”	3/15/19	37.00	(96)	(63,360)
Mondelez International, Inc. - Class "A”	6/21/19	35.00	(95)	(82,887)
Morgan Stanley	10/19/18	45.00	(61)	(13,085)
Morgan Stanley	10/19/18	45.00	(12)	(2,574)
Morgan Stanley	1/18/19	45.00	(51)	(17,340)
Morgan Stanley	1/18/19	40.00	(67)	(50,250)
Morgan Stanley	6/21/19	45.00	(37)	(18,500)
Morgan Stanley	6/21/19	40.00	(164)	(134,070)
Nucor Corp.	1/18/19	57.50	(37)	(27,658)
Nucor Corp.	1/18/19	55.00	(223)	(211,850)
Nucor Corp.	4/18/19	52.50	(205)	(256,763)
Occidental Petroleum Corp.	1/18/19	70.00	(177)	(229,215)
Occidental Petroleum Corp.	2/15/19	65.00	(73)	(128,298)
PepsiCo, Inc.	1/18/19	100.00	(28)	(35,560)
PepsiCo, Inc.	1/18/19	95.00	(24)	(41,460)
PepsiCo, Inc.	6/21/19	90.00	(10)	(22,675)
PepsiCo, Inc.	6/21/19	87.50	(34)	(83,725)
Pfizer, Inc.	1/18/19	32.00	(3)	(3,488)
Raytheon Co.	11/16/18	185.00	(10)	(22,325)
Raytheon Co.	11/16/18	175.00	(20)	(63,550)
Raytheon Co.	11/16/18	165.00	(15)	(62,363)
Raytheon Co.	2/15/19	175.00	(41)	(137,555)
Raytheon Co.	2/15/19	170.00	(18)	(68,940)
Raytheon Co.	2/15/19	165.00	(38)	(162,355)
Southern Co.	1/18/19	40.00	(3)	(1,200)

CALL OPTIONS WRITTEN—(20.7)%	Expiration Date	Exercise Price	Contracts	Value
Texas Instruments, Inc.	10/19/18	$92.50	(29)	$(42,993)
Texas Instruments, Inc.	10/19/18	90.00	(19)	(32,110)
Texas Instruments, Inc.	1/18/19	97.50	(12)	(14,160)
Texas Instruments, Inc.	1/18/19	95.00	(40)	(54,400)
Texas Instruments, Inc.	6/21/19	95.00	(22)	(35,310)
Texas Instruments, Inc.	6/21/19	90.00	(50)	(99,000)
TJX Companies, Inc.	10/19/18	72.50	(4)	(15,760)
U.S. Bancorp	3/15/19	47.50	(80)	(51,000)
U.S. Bancorp	6/21/19	47.50	(195)	(136,013)
Union Pacific Corp.	1/18/19	110.00	(11)	(56,375)
United Parcel Service, Inc. - Class "B”	1/18/19	105.00	(17)	(21,947)
United Parcel Service, Inc. - Class "B”	1/18/19	100.00	(53)	(93,015)
United Parcel Service, Inc. - Class "B”	1/18/19	95.00	(21)	(44,940)
United Parcel Service, Inc. - Class "B”	4/18/19	105.00	(37)	(52,632)
United Technologies Corp.	1/18/19	110.00	(27)	(83,700)
United Technologies Corp.	1/18/19	105.00	(18)	(64,350)
Verizon Communications, Inc.	1/18/19	43.00	(17)	(16,405)
Verizon Communications, Inc.	6/21/19	45.00	(2)	(1,870)
Walgreens Boots Alliance, Inc.	10/19/18	55.00	(25)	(44,813)
Walgreens Boots Alliance, Inc.	1/18/19	60.00	(61)	(86,010)
Walgreens Boots Alliance, Inc.	1/18/19	57.50	(59)	(92,925)
Walmart, Inc.	1/18/19	75.00	(34)	(66,810)
Walmart, Inc.	1/18/19	72.50	(48)	(101,880)
Walmart, Inc.	3/15/19	85.00	(20)	(22,350)
Walmart, Inc.	3/15/19	82.50	(46)	(60,835)
Walmart, Inc.	3/15/19	75.00	(11)	(22,055)
Whirlpool Corp.	1/18/19	135.00	(30)	(5,250)
Whirlpool Corp.	1/18/19	130.00	(8)	(2,320)
Whirlpool Corp.	1/18/19	120.00	(38)	(24,776)
Whirlpool Corp.	3/15/19	105.00	(66)	(115,500)
Whirlpool Corp.	3/15/19	100.00	(79)	(166,888)
Total Value of Call Options Written (premium received $15,158,255)				$(16,483,450)

Portfolio of Investments (continued)

PREMIUM INCOME FUND

September 30, 2018

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 –	Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 –

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2018:

	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$92,991,814	$—	$—	$92,991,814

Liabilities
Call Options Written	$(16,483,450)	$—	$—	$(16,483,450)

*	The Portfolio of Investments provides information on the industry categorization for common stocks.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended September 30, 2018. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements

Portfolio Manager’s Letter

SELECT GROWTH FUND

Dear Investor:

This is the annual report for the First Investors Select Growth Fund for the fiscal year ended September 30, 2018. During the period, the Fund’s return on a net asset value basis was 23.22% for Class A shares, 22.21% for Class B shares, 23.74% for Advisor Class shares and 23.81% for Institutional Class shares, including dividends of 1.0 cents per share for Class A shares, none for Class B shares, 1.9 cents per share for Advisor Class shares and 2.0 cents per share for Institutional Class shares. In addition, the Fund distributed capital gains of $1.07 per share on each class of shares.

The Markets

The fiscal year can be described as a solid bull market throughout, briefly interrupted during the first quarter of calendar year 2018 because of fears of rising interest rates due to an overheating economy, combined with harsh rhetoric from the administration regarding trade relationships. Corporate America overall reflected the results of economic expansion across the globe both in reported earnings and in rising optimism manifesting in increased earnings estimates. Operating earnings expectations for the S&P 500 Index increased from $147 per share a year ago to $162 per share expected currently, an increase of more than 10%. This is a result of higher economic growth, as well as tax-reform, and a more benign regulatory environment. The combined effect of this is an economy that is seeing stronger revenue growth driving earnings rather than cost reductions or financial engineering with share buybacks. While growth continues to be strong, the Federal Reserve (Fed) will likely raise rates and trade rhetoric will continue to cause worry. As a result, we believe investors will reward companies that exhibit earnings growth exceeding expectations and built on a solid revenue foundation.

The Fund

The Fund’s slight underperformance relative to its benchmark for the year was largely due to allocation effects as underexposure to the Consumer Discretionary sector, the best performer in the benchmark with a 36.7% return, and overexposure to the Financials sector, a laggard in the benchmark with a 14.9% return, caused more than 1.0% of negative relative performance. In addition, the more than 1% of cash held in the Fund during the year caused almost 0.5% of negative relative performance. Overall, allocations were responsible for 1.0% of the Fund’s relative underperformance, while stock selection was almost in line with just 0.1% of relative underperformance.

Stock selection performance was helped by the Information Technology and Consumer Staples sectors. Within the Information Technology sector, strong earnings trends propelled the Fund’s holdings in the sector to a 44.8% return, much better than the benchmark’s return of 33.9%. NetApp, an enterprise data storage systems developer, and Adobe Systems, a developer of software for creating and managing content, gaining 99.3% and 81.2%, respectively, were the largest contributors to the Fund’s performance. The Consumer Staples sector saw a solid gain in Sysco, a distributor to the food service industry, with shares increasing 38.9%, helping the sector gain 23.5% for the portfolio compared to 11.9% for the benchmark. The relative sector

Portfolio Manager’s Letter (continued)

SELECT GROWTH FUND

performance also benefited from not owning some of the larger benchmark weights that were laggards during the period, such as Altria Group, PepsiCo, and Coca-Cola.

On the negative side, the Fund’s holdings in Consumer Discretionary posted a return of 7.8%, which failed to keep pace with the benchmark’s 36.7% return in the sector. Auto components manufacturer Lear Corp. declined 13.3% as tariff fears spooked investors, but most of the relative underperformance in the sector was due to the Fund not owning Amazon and Netflix, two companies that are large components of the benchmark and gained 108.4% and 106.3%, respectively, during the period.

While we are pleased that the Fund delivered a solid absolute return of 23.22%, as the market responded favorably to solid economic data and good business fundamentals impacted stock performance, we share some disappointment that Fund performance was slightly shy of the benchmark. However, we continue to believe that equities should be able to generate healthy returns going forward as robust economic growth should provide a solid foundation for continued strong earnings growth by the companies held by the Fund. We continue to believe our focus on high quality companies where earnings will exceed market expectations is the key to generating excess returns over the long term.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

John D. Brim
Portfolio Manager

October 31, 2018

Fund Expenses (unaudited)

SELECT GROWTH FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 4 for a detailed explanation of the information presented in these examples.

Expense Example	Annualized Expense Ratio	Beginning Account Value (4/1/18)	Ending Account Value (9/30/18)	Expenses Paid During Period (4/1/18-9/30/18)*
Class A Shares	1.21%
Actual		$1,000.00	$1,140.82	$ 6.49
Hypothetical**		$1,000.00	$1,019.00	$ 6.12
Class B Shares	1.99%
Actual		$1,000.00	$1,135.49	$ 10.65
Hypothetical**		$1,000.00	$1,015.09	$ 10.05
Advisor Class Shares	0.83%
Actual		$1,000.00	$1,143.22	$ 4.46
Hypothetical**		$1,000.00	$1,020.91	$ 4.20
Institutional Class Shares	0.80%
Actual		$1,000.00	$1,143.21	$ 4.30
Hypothetical**		$1,000.00	$1,021.06	$ 4.05

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
**	Assumed rate of return of 5% before expenses

Portfolio Composition

BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2018, and are based on the total market value of investments.

Cumulative Performance Information (unaudited)

SELECT GROWTH FUND

Comparison of change in value of $10,000 investment in the First Investors Select Growth Fund (Class A shares) and the Russell 3000 Growth Index.

	Average Annual Total Returns*
N.A.V. Only	Class A	Class B	Advisor Class	Institutional Class	Russell 3000 Growth Index
One Year	23.22%	22.21%	23.74%	23.81%	25.89%
Five Years	15.48%	14.55%	15.88%	15.98%	16.23%
Ten Years or Since Inception**	10.99%	10.39%	16.23%	16.34%	14.18%†

S.E.C. Standardized	Class A	Class B	Advisor Class	Institutional Class
One Year	16.18%	18.21%	23.74%	23.81%
Five Years	14.13%	14.31%	15.88%	15.98%
Ten Years or Since Inception**	10.33%	10.39%	16.23%	16.34%

The graph compares a $10,000 investment in the First Investors Select Growth Fund (Class A shares) beginning 9/30/08 with a theoretical investment in the Russell 3000 Growth Index (the “Index”). The Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values (the Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization). It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund. Class B shares, Advisor Class shares and Institutional Class shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

*	Average Annual Total Return figures (for the periods ended 9/30/18) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Advisor Class and Institutional Class were waived or assumed. If such expenses had been paid by the Fund, the Advisor Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 15.72% and the Institutional Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 15.68%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from FTSE Russell and Company and all other figures are from Foresters Investment Management Company, Inc.

**	The Since Inception returns for Advisor Class shares and Institutional Class shares are for the periods beginning 4/1/13 (commencement of operations for those classes).

†	The Index return is for ten years. The Index return since inception of the Advisor Class shares and Institutional Class shares is 16.82%.

Portfolio of Investments

SELECT GROWTH FUND

September 30, 2018

Shares		Security	Value
		COMMON STOCKS—98.7%
		Consumer Discretionary—12.2%
24,200	*	AutoZone, Inc.	$18,771,940
125,960		Home Depot, Inc.	26,092,614
117,360		PVH Corp.	16,946,784
197,000		Target Corp.	17,377,370
304,000	*	TripAdvisor, Inc.	15,525,280
			94,713,988
		Consumer Staples—4.9%
299,120		Sysco Corp.	21,910,540
172,620		Walmart, Inc.	16,210,744
			38,121,284
		Energy—.8%
48,900		Chevron Corp.	5,979,492
		Financials—9.3%
142,490		Discover Financial Services	10,893,360
150,600		JPMorgan Chase & Co.	16,993,704
254,000		Progressive Corp.	18,044,160
205,460		SunTrust Banks, Inc.	13,722,673
240,530		U.S. Bancorp	12,702,389
			72,356,286
		Health Care—18.4%
103,700		Allergan, PLC	19,752,776
263,410		Baxter International, Inc.	20,306,277
48,210	*	Biogen, Inc.	17,033,075
301,200		Bristol-Myers Squibb Co.	18,698,496
211,770	*	Centene Corp.	30,660,061
204,500		Eli Lilly & Co.	21,944,895
130,780	*	Varian Medical Systems, Inc.	14,638,205
			143,033,785

Shares		Security	Value
		Industrials—13.5%
59,220		Boeing Co.	$22,023,918
165,990		Eaton Corp., PLC	14,396,313
208,960		Emerson Electric Co.	16,002,157
59,950		Huntington Ingalls Industries, Inc.	15,351,996
136,800		Landstar Systems, Inc.	16,689,600
110,500		Norfolk Southern Corp.	19,945,250
			104,409,234
		Information Technology—37.4%
135,300	*	Adobe Systems, Inc.	36,524,235
17,580	*	Alphabet, Inc. - Class “A”	21,220,466
86,710		Apple, Inc.	19,573,915
102,510	*	Arista Networks, Inc.	27,253,309
129,900		Automatic Data Processing, Inc.	19,570,734
621,450	*	Cadence Design Systems, Inc.	28,164,114
110,600	*	F5 Networks, Inc.	22,055,852
73,580	*	FleetCor Technologies, Inc.	16,764,467
270,000	*	Fortinet, Inc.	24,912,900
217,350		Microsoft Corp.	24,858,320
336,420		NetApp, Inc.	28,895,114
228,240	*	PayPal Holdings, Inc.	20,048,602
			289,842,028
		Materials—2.2%
148,060		Celanese Corp. - Class “A”	16,878,840
Total Value of Common Stocks (cost $554,116,842)			765,334,937

Portfolio of Investments (continued)

SELECT GROWTH FUND

September 30, 2018

Principal Amount	Security	Value
	SHORT-TERM U.S. GOVERNMENT OBLIGATIONS—1.1%
$9,000M	U.S. Treasury Bills, Zero Coupon, 10/4/2018 (Effective Yield 1.022%) (cost $8,998,524) (a)	$8,998,488

Total Value of Investments (cost $563,115,366)	99.8%	774,333,425
Other Assets, Less Liabilities	.2	1,362,780
Net Assets	100.0%	$775,696,205

*	Non-income producing

(a)	The effective yields shown for zero coupon obligations are the effective yields at September 30, 2018.

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 –	Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 –

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2018:

	Level 1	Level 2	Level 3	Total
Common Stocks	$765,334,937	$—	$—	$765,334,937
Short-Tem U.S. Government Obligations	—	8,998,488	—	8,998,488
Total Investments in Securities*	$765,334,937	$8,998,488	$—	$774,333,425

*	The Portfolio of Investments provides information on the industry categorization for common stocks.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended September 30, 2018. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements

Portfolio Managers’ Letter

SPECIAL SITUATIONS FUND

Dear Investor:

This is the annual report for the First Investors Special Situations Fund for the fiscal year ended September 30, 2018. During the period, the Fund’s return on a net asset value basis was 7.50% for Class A shares, 6.65% for Class B shares, 7.86% for Advisor Class shares and 7.98% for Institutional Class shares, including dividends of 1.3 cents per share for Class A shares, none for Class B shares, 3.8 cents per share for Advisor Class shares and 4.7 for Institutional Class shares. In addition, the Fund distributed capital gains of 86.9 cents per share on each class of shares.

Economic overview

The 12-month period ending September 30, 2018 saw a strong economic backdrop in the U.S., with upbeat corporate earnings reports, corporate tax cuts and record-high M&A activity. This was offset by disturbances coming from escalating trade tensions and a number of other geopolitical issues, including signs of political instability in Europe because of Italy, ongoing Brexit negotiations and debt concerns in Turkey and Argentina.

U.S. economic growth accelerated during the period, especially in the second quarter of 2018, benefiting from fiscal stimulus. The economy expanded at an annualized rate of 4.2% during the second quarter of 2018, its highest growth rate since the third quarter of 2014. The domestic labor market continued to tighten as it approaches full employment. The unemployment rate dropped to 3.7% in September, its lowest rate in 50 years; however, wage growth was sluggish. Inflation, which has been on the rise over the last year, reached 2.9% in June and July, helped by rising oil and gasoline prices, then slowed to 2.7% in August. Based on strong fundamentals, consumer confidence hit its highest level since 2000 during September.

Corporate earnings continued to improve, benefiting from topline growth and margin expansion due to lower taxes. Second quarter operating earnings per share for the S&P 500 Index rose 27% from a year ago, the fastest pace since 2010.

The Federal Reserve (the Fed), along with installing Jerome Powell as its new Chair in February, instituted four 25 basis point rate hikes during the last 12 months. Altogether, there have been eight hikes since the Fed began its tightening cycle in December 2015. The Fed is widely expected to maintain a gradual pace of rate hikes while it continues to steadily shrink its balance sheet.

The global economy remains strong, but growth has slowed and become less synchronized, especially in emerging markets. Monetary policies have started to be less accommodative as major central banks have already started, or are planning to gradually remove, their support.

Trade concerns, escalating tensions between the U.S. and China, coupled with several other geopolitical issues, heavily weighed on investors’ sentiment toward international markets, especially during the second quarter of 2018. This resulted in an underperformance of international markets, particularly emerging markets. By the end of September 2018, the U.S. had finalized trade agreements with Canada, Mexico, Japan, and South Korea. Presently, talks continue with China. The U.S. has imposed tariffs on approximately $250 billion of Chinese imports, while China has retaliated with tariffs on roughly $110 billion of U.S. exports to China. The tariffs’ rates are scheduled to increase next year from 10% to 25% if a deal isn’t reached.

Over the past several months, emerging markets experienced tightening financial conditions resulting from rising U.S. interest rates and a stronger U.S. dollar, as well as being hurt by structural weaknesses in several emerging market countries, such as Turkey and Argentina.

U.S. equity market

U.S. equities delivered strong performance during the 12 months ending September 30, 2018. All three major stock indices posted high double-digit returns during a relatively low-volatility period. Led by solid returns in the Information Technology and Consumer Discretionary sectors, the Dow Jones Industrial Average returned 20.7%, the S&P 500 Index 17.9% and the Nasdaq Composite Index 25.2%. Higher-yielding stocks significantly lagged overall market performance, as shown by the Dow Jones Select Dividend Index’s return of 10.6%, during a period in which the Fed raised interest rates.

Large-cap stocks (as measured by the Russell 1000 Index) delivered a total return of 17.8%, outpacing the 15.2% return of small caps (as measured by the Russell 2000 Index). U.S.-centric firms remain in favor with investors given their robust earnings in early 2018 which helped to showcase the strength of the U.S. economy. Last year’s U.S. tax reform has boosted earnings for domestic companies, aided corporate sentiment, supported consumer spending and enhanced shareholder returns. As one indication of the impact, new share buyback authorizations in 2018 are expected to exceed $1 trillion.

The Consumer Discretionary sector’s 30.8% return for the period was the best performing in the S&P 500 Index and was led by Amazon and Netflix. With rising consumer confidence and store traffic measures, retailing stocks once again performed well. Information Technology was the second best-performing sector due to several industry tail winds. With the growth of the Internet of Things, connected devices, autonomous vehicles, and the emergence of Big Data with artificial intelligence, the stocks of Google, NVIDIA and Apple, among others, all benefited significantly. Communications Services was the weakest-performing sector falling -1.1%. Both Consumer Staples, which tends to underperform during periods of U.S. dollar strength, and Utilities, which are likely to underperform during periods of rising interest rates, each declined less than 1%.

The Fund

On a relative basis, the Fund underperformed its benchmark, the Russell 2000 Value Index, for the annual reporting period ended September 30, 2018 primarily due to stock selection in Consumer Discretionary and Industrials stocks. Within Consumer Discretionary, Dana Inc., a maker of driveline and power technology products for light vehicles and off-highway commercial vehicles, fell on concerns that light vehicles have entered a late-cycle. Within Industrials, Owens Corning, a maker of residential and commercial building materials, faced headwinds from commodity and freight costs, primarily in its roofing shingles business. Aggravating matters, roofing demand was lower-than-expected this year.

Portfolio Managers’ Letter (continued)

SPECIAL SITUATIONS FUND

The Fund’s absolute performance was mainly attributable to investments in Information Technology, Energy and Consumer Staples stocks. Within Information Technology, NetApp Inc., a provider of storage and data management solutions, benefited from demand for its flash memory-only storage systems, as well as from its improving sales mix. Within Energy, PBF Energy Inc., an independent petroleum refiner and supplier, benefited from regulations calling for a reduction in sulfur content in marine fuel by the year 2020. The resultant surge in low-sulfur fuel demand favors complex coastal U.S. refineries, such as the ones owned by PBF Energy. Finally, within Consumer Staples, Pinnacle Foods Inc., a manufacturer of packaged food products, agreed to be acquired by Conagra Brands Inc.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

Steven S. Hill
Senior Portfolio Manager,
Foresters Investment Management Company, Inc.

October 31, 2018

Fund Expenses (unaudited)

SPECIAL SITUATIONS FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 4 for a detailed explanation of the information presented in these examples.

Expense Example	Annualized Expense Ratio	Beginning Account Value (4/1/18)	Ending Account Value (9/30/18)	Expenses Paid During Period (4/1/18-9/30/18)*
Class A Shares	1.29%
Actual		$1,000.00	$1,053.63	$ 6.64
Hypothetical**		$1,000.00	$1,018.60	$ 6.53
Class B Shares	2.08%
Actual		$1,000.00	$1,049.26	$ 10.69
Hypothetical**		$1,000.00	$1,014.64	$ 10.50
Advisor Class Shares	0.95%
Actual		$1,000.00	$1,055.29	$ 4.89
Hypothetical**		$1,000.00	$1,020.31	$ 4.81
Institutional Class Shares	0.86%
Actual		$1,000.00	$1,055.89	$ 4.43
Hypothetical**		$1,000.00	$1,020.76	$ 4.36

*

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

**	Assumed rate of return of 5% before expenses

Portfolio Composition

BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2018, and are based on the total market value of investments.

Cumulative Performance Information (unaudited)

SPECIAL SITUATIONS FUND

Comparison of change in value of $10,000 investment in the First Investors Special Situations Fund (Class A shares), the Russell 2000 Value Index† and the Russell 2000 Index.

	Average Annual Total Returns*
N.A.V. Only	Class A	Class B	Advisor Class	Institutional Class	Russell 2000 Value Index	Russell 2000 Index
One Year	7.50%	6.65%	7.86%	7.98%	9.33%	15.24%
Five Years	9.74%	8.86%	10.06%	10.23%	9.92%	11.07%
Ten Years or Since Inception**	10.02%	9.44%	10.87%	11.06%	9.53%†	11.11%†

S.E.C. Standardized	Class A	Class B	Advisor Class	Institutional Class
One Year	1.32%	2.65%	7.86%	7.98%
Five Years	8.46%	8.58%	10.06%	10.23%
Ten Years or Since Inception**	9.37%	9.44%	10.87%	11.06%

The graph compares a $10,000 investment in the First Investors Special Situations Fund (Class A shares) beginning 9/30/08 with theoretical investments in the Russell 2000 Value Index and the Russell 2000 Index (the “Indices”). The Russell 2000 Value Index is an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an unmanaged Index that measures the performance of the small-cap segment of the U.S. equity universe. The Index consists of the smallest 2,000 companies in the Russell 3000 Index (which represents approximately 98% of the investable U.S. equity market). It is not possible to invest directly in these Indices. In addition, the Indices do not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares, Advisor Class shares and Institutional Class shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

*	Average Annual Total Return figures (for the periods ended 9/30/18) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During some of the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for Five Years and Ten Years would have been 8.44% and 9.33%, respectively. The Class B “S.E.C. Standardized” Average Annual Total Return for Five Years and Ten Years would have been 8.56% and 9.38%, respectively. The Advisor Class “S.E.C. Standardized” Average Annual Total Return for Five Years and Since Inception would have been 9.39% and 10.28%, respectively. The Institutional Class “S.E.C. Standardized” Average Annual Total Return for Five Years and Since Inception would have been 9.43% and 10.35%, respectively. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from FTSE Russell and all other figures are from Foresters Investment Management Company, Inc.

**	The Since Inception returns for Advisor Class shares and Institutional Class shares are for the periods beginning 4/1/13 (commencement of operations for those classes).

†	During the fiscal year, the Fund changed its primary broad-based securities index to the Russell 2000 Value Index from the Russell 2000 Index since it more closely reflects the Fund’s investment strategies. After this fiscal year we will not show a comparison to the Russell 2000 Index.

††	The Index return is for ten years. The Russell 2000 Value Index return and The Russell 2000 Index return since inception of the Advisor Class shares and Institutional Class shares are 10.93% and 12.60%, respectively.

Portfolio of Investments

SPECIAL SITUATIONS FUND

September 30, 2018

Shares		Security	Value
		COMMON STOCKS—98.1%
		Consumer Discretionary—13.2%
159,800		American Eagle Outfitters, Inc.	$3,967,834
252,400	*	Century Communities, Inc.	6,625,500
73,400		Cheesecake Factory, Inc.	3,929,836
38,100		Children’s Place, Inc.	4,869,180
203,500		Dana, Inc.	3,799,345
189,000		DSW, Inc. - Class “A”	6,403,320
165,900		Entercom Communications Corp. - Class “A”	1,310,610
92,400	*	Genesco, Inc.	4,352,040
167,500		Haverty Furniture Cos., Inc.	3,701,750
47,100	*	Helen of Troy, Ltd.	6,165,390
91,300		Meredith Corp.	4,660,865
195,900	*	Michaels Cos., Inc.	3,179,457
69,500		Oxford Industries, Inc.	6,268,900
100,800		Penske Automotive Group, Inc.	4,776,912
120,300		Ruth’s Hospitality Group, Inc.	3,795,465
149,300	*	ServiceMaster Holdings, Inc.	9,261,079
342,200	*	TRI Pointe Group, Inc.	4,243,280
52,800	*	Visteon Corp.	4,905,120
215,500	*	William Lyon Homes - Class “A”	3,424,295
192,600		Wolverine World Wide, Inc.	7,521,030
			97,161,208
		Consumer Staples—4.2%
100,300		Energizer Holdings, Inc.	5,882,595
34,300		Lancaster Colony Corp.	5,117,903
117,600	*	Performance Food Group Co.	3,916,080
114,500		Pinnacle Foods, Inc.	7,420,745
151,700		Tootsie Roll Industries, Inc.	4,437,225
118,300	*	U.S. Foods Holding Corp.	3,646,006
			30,420,554

Shares		Security	Value
		Energy—6.4%
236,200	*	Carrizo Oil & Gas, Inc.	$5,952,240
148,100		Delek U.S. Holdings, Inc.	6,283,883
324,300	*	Jagged Peak Energy, Inc.	4,485,069
425,700	*	Keane Group, Inc.	5,265,909
290,400		Liberty Oilfield Services, Inc. - Class “A”	6,263,928
386,100	*	Oasis Petroleum, Inc.	5,474,898
144,000		PBF Energy, Inc. - Class “A”	7,187,040
312,700	*	WPX Energy, Inc.	6,291,524
			47,204,491
		Financials—23.5%
294,000	*	AllianceBernstein Holding, LP (MLP)	8,952,300
134,200		American Financial Group, Inc.	14,892,174
150,700		Aspen Insurance Holdings, Ltd.	6,299,260
251,900		Berkshire Hills Bancorp, Inc.	10,252,330
324,900		Brown & Brown, Inc.	9,607,293
193,700		Capstar Financial Holdings, Inc.	3,234,790
172,700		Citizens Financial Group, Inc.	6,661,039
117,400	*	FCB Financial Holdings, Inc. - Class “A”	5,564,760
164,400		Great Western Bancorp, Inc.	6,936,036
250,800		Green Bancorp, Inc.	5,542,680
145,900		Guaranty Bancorp	4,333,230
84,400		IBERIABANK Corp.	6,865,940
110,800		James River Group Holdings, Ltd.	4,722,296
86,700		Kemper Corp.	6,975,015
238,900		OceanFirst Financial Corp.	6,502,858
379,800		Old National Bancorp of Indiana	7,330,140
115,800		Popular, Inc.	5,934,750
107,000		Prosperity Bancshares, Inc.	7,420,450
89,400		QCR Holdings, Inc.	3,651,990
168,000	*	Seacoast Banking Corp.	4,905,600
198,800		Simmons First National Corp. - Class “A”	5,854,660
526,600		Sterling Bancorp	11,585,200
409,700		TCF Financial Corp.	9,754,957

Portfolio of Investments (continued)

SPECIAL SITUATIONS FUND

September 30, 2018

Shares		Security	Value
		Financials (continued)
403,300		Waddell & Reed Financial, Inc. - Class “A”	$8,541,894
			172,321,642
		Health Care—6.4%
52,500	*	Centene Corp.	7,600,950
33,800	*	Charles River Laboratories International, Inc.	4,547,452
72,400		Hill-Rom Holdings, Inc.	6,834,560
38,400	*	ICON, PLC	5,904,000
79,900		PerkinElmer, Inc.	7,771,873
154,000		Phibro Animal Health Corp. - Class “A”	6,606,600
38,500		SPDR S&P Biotech ETF (ETF)	3,690,995
141,800	*	Varex Imaging Corp.	4,063,988
			47,020,418
		Industrials—15.1%
77,000		Apogee Enterprises, Inc.	3,181,640
247,300	*	Atkore International Group Co.	6,560,869
184,900	*	BrightView Holdings, Inc.	2,967,645
111,800		Columbus McKinnon Corp.	4,420,572
79,200		Comfort Systems USA, Inc.	4,466,880
74,200		ESCO Technologies, Inc.	5,049,310
17,600	*	Esterline Technologies Corp.	1,600,720
227,200	*	Gardner Denver Holdings, Inc.	6,438,848
90,700		ITT, Inc.	5,556,282
117,400		Korn/Ferry International	5,780,776
102,700		Masco Corp.	3,758,820
407,400	*	NCI Building Systems, Inc.	6,172,110
47,400		Owens Corning	2,572,398
93,300		Park-Ohio Holdings Corp.	3,578,055
82,250	*	Patrick Industries, Inc.	4,869,200
68,900		Regal Beloit Corp.	5,680,805
179,300		Schneider National, Inc. - Class “B”	4,478,914
31,400		Snap-On, Inc.	5,765,040
31,400		Spirit Aerosystems Holdings, Inc. - Class “A”	2,878,438

Shares		Security	Value
		Industrials (continued)
191,500	*	SPX Corp.	$6,378,865
67,500		Standex International Corp.	7,036,875
119,800		Timken Co.	5,972,030
167,500		Triton International, Ltd.	5,572,725
			110,737,817
		Information Technology—11.7%
205,300	*	ARRIS International, PLC	5,335,747
164,400	*	Axcelis Technologies, Inc.	3,230,460
69,500		Belden, Inc.	4,962,995
190,500	*	CommScope Holding Co., Inc.	5,859,780
149,400	*	Diodes, Inc.	4,973,526
359,300	*	MagnaChip Semiconductor Corp.	3,557,070
600,700	*	Mitel Networks Corp.	6,619,714
87,800		MKS Instruments, Inc.	7,037,170
200,800	*	Perficient, Inc.	5,351,320
43,700		Perspecta, Inc.	1,123,964
94,500		Silicon Motion Technology Corp. (ADR)	5,074,650
44,000	*	Tech Data Corp.	3,149,080
462,300		Travelport Worldwide, Ltd.	7,799,001
363,600	*	TTM Technologies, Inc.	5,784,876
112,200	*	Verint Systems, Inc.	5,621,220
122,700	*	Web.com Group, Inc.	3,423,330
38,700	*	Zebra Technologies Corp. - Class “A”	6,843,321
			85,747,224
		Materials—9.0%
101,300		AptarGroup, Inc.	10,914,062
107,000	*	Berry Global Group, Inc.	5,177,730
395,900	*	Constellium NV - Class “A”	4,889,365
307,400	*	Ferro Corp.	7,137,828
61,700		Greif, Inc.	3,310,822
194,400		Louisiana-Pacific Corp.	5,149,656
324,200	*	PQ Group Holdings, Inc.	5,663,774

Portfolio of Investments (continued)

SPECIAL SITUATIONS FUND

September 30, 2018

Shares or Principal Amount	Security	Value
	Materials (continued)
71,300	Sealed Air Corp.	$2,862,695
73,900	Sensient Technologies Corp.	5,654,089
131,900	Trinseo SA	10,327,770
90,700	WestRock Co.	4,847,008
		65,934,799
	Real Estate—5.4%
247,300	Americold Realty Trust (REIT)	6,187,446
366,500	Brixmor Property Group, Inc. (REIT)	6,417,415
179,800	Douglas Emmett, Inc. (REIT)	6,782,056
55,300	Federal Realty Investment Trust (REIT)	6,993,791
212,500	RLJ Lodging Trust (REIT)	4,681,375
232,500	Sunstone Hotel Investors, Inc. (REIT)	3,803,700
203,500	Tanger Factory Outlet Centers, Inc. (REIT)	4,656,080
		39,521,863
	Utilities—3.2%
136,300	Black Hills Corp.	7,917,667
68,400	Pinnacle West Capital Corp.	5,415,912
136,600	Portland General Electric Co.	6,230,326
58,400	WEC Energy Group, Inc.	3,898,784
		23,462,689
Total Value of Common Stocks (cost $564,077,058)		719,532,705
	SHORT-TERM U.S.GOVERNMENT OBLIGATIONS—1.3%
$10,000M	U.S. Treasury Bills, Zero coupon, 10/4/2018 (Effective yield 1.022%) (cost $9,998,360) (a)	9,998,320

Total Value of Investments (cost $574,075,418)	99.4%	729,531,025
Other Assets, Less Liabilities	.6	4,074,996
Net Assets	100.0%	$733,606,021

*	Non-income producing

(a)	The effective yields shown for zero coupon obligations are the effective yields at September 30, 2018.

Summary of Abbreviations:

ADR	American Depositary Receipts

ETF	Exchange Traded Fund

MLP	Master Limited Partnership

REIT	Real Estate Investment Trust

SPDR	Standard & Poor’s Depository Receipts

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 –	Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 –

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2018:

	Level 1	Level 2	Level 3	Total
Common Stocks	$719,532,705	$—	$—	$719,532,705
Short-Tem U.S. Government Agency Obligations	—	9,998,320	—	9,998,320
Total Investments in Securities*	$719,532,705	$9,998,320	$—	$729,531,025

*	The Portfolio of Investments provides information on the industry categorization for common stocks.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended September 30, 2018. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements

Portfolio Managers’ Letter

TOTAL RETURN FUND

Dear Investor:

This is the annual report for the First Investors Total Return Fund for the fiscal year ended September 30, 2018. During the period, the Fund’s return on a net asset value basis was 5.32% for Class A shares, 4.52% for Class B shares, 5.69% for Advisor Class shares and 5.77% for Institutional Class shares, including dividends of 35.6 cents per share for Class A shares, 17.8 cents per share for Class B shares, 43.2 cents per share for Advisor Class shares and 46.1 cents per share for Institutional Class shares. In addition, the Fund distributed capital gains of 35.2 cents per share on each class of shares.

Economic overview

The 12-month period ending September 30, 2018 saw a strong economic backdrop in the U.S., with upbeat corporate earnings reports, corporate tax cuts and record-high M&A activity. This was offset by disturbances coming from escalating trade tensions and a number of other geopolitical issues, including signs of political instability in Europe because of Italy, ongoing Brexit negotiations and debt concerns in Turkey and Argentina.

U.S. economic growth accelerated during the period, especially in the second quarter of 2018, benefiting from fiscal stimulus. The economy expanded at an annualized rate of 4.2% during the second quarter of 2018, its highest growth rate since the third quarter of 2014. The domestic labor market continued to tighten as it approaches full employment. The unemployment rate dropped to 3.7% in September, its lowest rate in 50 years; however, wage growth was sluggish. Inflation, which has been on the rise over the last year, reached 2.9% in June and July, helped by rising oil and gasoline prices, then slowed to 2.7% in August. Based on strong fundamentals, consumer confidence hit its highest level since 2000 during September.

Corporate earnings continued to improve, benefiting from topline growth and margin expansion due to lower taxes. Second quarter operating earnings per share for the S&P 500 Index rose 27% from a year ago, the fastest pace since 2010.

The Federal Reserve (the Fed), along with installing Jerome Powell as its new Chair in February, instituted four 25 basis point rate hikes during the last 12 months. Altogether, there have been eight hikes since the Fed began its tightening cycle in December 2015. The Fed is widely expected to maintain a gradual pace of rate hikes while it continues to steadily shrink its balance sheet.

The global economy remains strong, but growth has slowed and become less synchronized, especially in emerging markets. Monetary policies have started to be less accommodative as major central banks have already started, or are planning to gradually remove, their support.

Trade concerns, escalating tensions between the U.S. and China, coupled with several other geopolitical issues, heavily weighed on investors’ sentiment toward international markets, especially during the second quarter of 2018. This resulted in an underperformance of international markets, particularly emerging markets. By the end of September 2018, the U.S. had finalized trade agreements with Canada, Mexico, Japan, and South Korea. Presently, talks continue with China. The U.S. has imposed tariffs on approximately $250 billion of Chinese imports, while China has retaliated with tariffs on roughly $110 billion of U.S. exports to China. The tariffs’ rates are scheduled to increase next year from 10% to 25% if a deal isn’t reached.

Over the past several months, emerging markets experienced tightening financial conditions resulting from rising U.S. interest rates and a stronger U.S. dollar, as well as being hurt by structural weaknesses in several emerging market countries, such as Turkey and Argentina.

U.S. equity market

U.S. equities delivered strong performance during the 12 months ending September 30, 2018. All three major stock indices posted high double-digit returns during a relatively low-volatility period. Led by solid returns in the Information Technology and Consumer Discretionary sectors, the Dow Jones Industrial Average returned 20.7%, the S&P 500 Index 17.9% and the Nasdaq Composite Index 25.2%. Higher-yielding stocks significantly lagged overall market performance, as shown by the Dow Jones Select Dividend Index’s return of 10.6%, during a period in which the Fed raised interest rates.

Large-cap stocks (as measured by the Russell 1000 Index) delivered a total return of 17.8%, outpacing the 15.2% return of small caps (as measured by the Russell 2000 Index). U.S.-centric firms remain in favor with investors given their robust earnings in early 2018 which helped to showcase the strength of the U.S. economy. Last year’s U.S. tax reform has boosted earnings for domestic companies, aided corporate sentiment, supported consumer spending and enhanced shareholder returns. As one indication of the impact, new share buyback authorizations in 2018 are expected to exceed $1 trillion.

The Consumer Discretionary sector’s 30.8% return for the period was the best performing in the S&P 500 Index and was led by Amazon and Netflix. With rising consumer confidence and store traffic measures, retailing stocks once again performed well. Information Technology was the second best-performing sector due to several industry tail winds. With the growth of the Internet of Things, connected devices, autonomous vehicles, and the emergence of Big Data with artificial intelligence, the stocks of Google, NVIDIA and Apple, among others, all benefited significantly. Communications Services was the weakest-performing sector falling -1.1%. Both Consumer Staples, which tends to underperform during periods of U.S. dollar strength, and Utilities, which are likely to underperform during periods of rising interest rates, each declined less than 1%.

Bond market

The U.S. fixed income markets had mostly negative performance for the past 12 months, with the broad U.S. bond market (as measured by the ICE BofA ML U.S. Broad Market Index) returning -1.1%.

The review period began with a combination of stronger economic data and minimal inflation globally. The Fed began unwinding its balance sheet by $10 billion per month. By the end of 2017, Congress approved and signed into law the Tax Cuts and Jobs Act, leading to a “risk-on” sentiment in the markets. Pointing to strong U.S. economic data, the Fed hiked rates four times

Portfolio Managers’ Letter (continued)

TOTAL RETURN FUND

over the last 12 months and the U.S. Treasury curve continued to flatten. Volatility returned to the market as mixed signals surrounding the growth outlook surfaced, with strong U.S. growth activity on one hand offset by macro uncertainties associated with global trade on the other. By the end of September 2018, strength in U.S. economic growth, rising inflation and higher interest rates left most U.S. fixed income markets in negative territory.

Interest rates rose across the yield curve while the overall curve flattened. The 2-year U.S. Treasury note yield, which is very sensitive to changes in Fed policy, rose by 134 basis points (bps) to 2.82%, reaching its highest level in 10 years during the third quarter. The 10-year U.S. Treasury note yield, which is controlled by other factors, such as GDP, inflation and investor sentiment, rose by 73 bps to 3.06%.

Credit-sensitive fixed income asset classes were negatively impacted by wider credit spreads. With record debt issuance to support M&A activity, investment grade corporate bonds (as measured by the ICE BofA ML Corporate Master Index) returned -1.1% for the period. BBB-rated bonds continued to be the strongest performing sector in terms of credit quality among investment grade corporate bonds. Shorter duration (one to three years) corporate bonds significantly outperformed longer-duration (10+ years) securities.

Amid limited supply of new issues and strength in commodity-related sectors, the high yield bond market (as measured by the ICE BofA ML U.S. Cash Pay HY Constrained Index) was the strongest domestic fixed income market for the period, returning 2.4%.

Municipal bonds (as measured by the ICE BofA ML Municipal Master Index) returned 0.5%. After the municipal bond market saw record issuance in the fourth quarter of 2017, new issue supply was lower through September, which led to favorable supply-demand dynamics for the sector. As with other fixed income markets, shorter-term municipal bonds outperformed longer-term municipal bonds, particularly with reduced demand from banks as a result of lower corporate tax rates.

The Fund—Equities

Overall, the Fund’s Class A shares underperformed its equity benchmark, the Standard & Poor’s 500 Index, which returned 17.91% for the annual reporting period ended September 30, 2018, but outperformed its fixed income benchmark, the BofA Merrill Lynch U.S. Corporate, Government & Mortgage Master Index, which declined -1.22%.

The equity portion returns of the First Investors Total Return Fund were driven by our large-cap core positions. In the Information Technology sector, Microsoft (+56% total return in the period), Cisco (+49%) Apple (+49%) and Qualcomm (+44%) helped drive Fund performance. The continued growth of Big Data with Artificial Intelligence, The Internet of Things, connected devices, and autonomous vehicles have led to large cash spends for companies all over the world, and we expect this level of spending to continue for the foreseeable future. The Fund’s Health Care positions also had very healthy returns, led by Thermo Fisher (+29%) and Pfizer (+28%). In Energy, Marathon Petroleum (+46%), a U.S. refiner that supplies gasoline and other refined products, benefited from the volatility in oil prices over the past 12 months. The company’s recent acquisition of one of its competitors, Andeavor, will likely lead to greater synergies and higher earnings over the next few years. With interest rates beginning to rise over the past 12 months and less onerous regulation, the Financials sector began to experience solid returns. Our holdings in Discover Financial (+20.8%), the credit card processor, and American Express (+19.5%) which rebounded from losing one of their larger accounts, helped absolute performance.

Our underweighting of certain large-cap stocks like Microsoft and Apple compared to the S&P 500 hurt relative performance. Not owning other Technology names such as Amazon, Google and Facebook also detracted from performance. In the Consumer Discretionary sector, Newell Brands was down 39% after earnings disappointed and Tupperware Brands was down 27% after their emerging markets business began to slow down. The equity portion of the Fund has gone through significant changes over the past few months in order to better compete with its peers.

During the review period, the Fund had average bond and cash allocations of 33.8% and 5.9%, respectively. As a percentage of the Fund’s total assets, investment grade corporate bonds were the largest bond allocation at 24.0%, followed by mortgage-backed securities at 5.3%, U.S. government securities at 2.5%, municipal bonds at 1.1%, high yield bonds at 0.8%, and asset-backed securities at 0.3%.

The Fund—Bonds

The Fund’s fixed income holdings returned -0.92% for the annual reporting period ended September 30, 2018, outperforming the -1.22% return of its benchmark, the BofA Merrill Lynch U.S. Corporate, Government & Mortgage Index. The Fund’s relative outperformance was predominantly a function of the Fund’s underweight in securities with maturities greater than 10 years, which had the weakest returns during the review period. The Fund’s underweight in mortgage backed securities compared to the Index was a positive contributor to performance. In addition, security selection within the Fund’s overweight in corporate bonds was an additive driver to performance.

Thank you for placing your trust in Foresters Financial. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

Sean Reidy	Rajeev Sharma
Portfolio Manager and Director of Equities, Foresters Investment Management Company, Inc.	Portfolio Manager and Director of Fixed Income, Foresters Investment Management Company, Inc.

October 31, 2018

Fund Expenses (unaudited)

TOTAL RETURN FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 4 for a detailed explanation of the information presented in these examples.

Expense Example	Annualized Expense Ratio	Beginning Account Value (4/1/18)	Ending Account Value (9/30/18)	Expenses Paid During Period (4/1/18-9/30/18)*
Class A Shares	1.20%
Actual		$1,000.00	$1,039.93	$ 6.14
Hypothetical**		$1,000.00	$1,019.05	$ 6.07
Class B Shares	1.96%
Actual		$1,000.00	$1,036.06	$ 10.00
Hypothetical**		$1,000.00	$1,015.24	$ 9.90
Advisor Class Shares	0.87%
Actual		$1,000.00	$1,041.91	$ 4.45
Hypothetical**		$1,000.00	$1,020.71	$ 4.41
Institutional Class Shares	0.77%
Actual		$1,000.00	$1,042.23	$ 3.94
Hypothetical**		$1,000.00	$1,021.21	$ 3.90

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
**	Assumed rate of return of 5% before expenses

Portfolio Composition

TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2018, and are based on the total market value of investments.

Cumulative Performance Information (unaudited)

TOTAL RETURN FUND

Comparison of change in value of $10,000 investment in the First Investors Total Return Fund (Class A shares), the Bank of America (“BofA”) Merrill Lynch U.S. Corporate, Government & Mortgage Index and the Standard & Poor’s 500 Index.

	Average Annual Total Returns*
N.A.V. Only	Class A	Class B	Advisor Class	Institutional Class	S&P 500 Index	BofA Merrill Lynch U.S. Corporate, Government & Mortgage Index
One Year	5.32%	4.52%	5.69%	5.77%	17.90%	-1.22%
Five Years	5.76%	4.94%	6.11%	6.18%	13.95%	2.23%
Ten Years or Since Inception**	7.65%	7.05%	6.64%	6.73%	11.96%†	3.79%†

S.E.C. Standardized	Class A	Class B	Advisor Class	Institutional Class
One Year	-0.72%	0.52%	5.69%	5.77%
Five Years	4.51%	4.61%	6.11%	6.18%
Ten Years or Since Inception**	7.01%	7.05%	6.64%	6.73%

The graph compares a $10,000 investment in the First Investors Total Return Fund (Class A shares) beginning 9/30/08 with theoretical investments in the BofA Merrill Lynch U.S. Corporate, Government & Mortgage Index and the Standard & Poor’s 500 Index (the “Indices”). The BofA Merrill Lynch U.S.

Cumulative Performance Information (unaudited) (continued)

TOTAL RETURN FUND

Corporate, Government & Mortgage Index tracks the performance of U.S. dollar denominated investment grade debt publicly issued in the US domestic market, including U.S. Treasuries, quasi-government securities, corporates, covered bonds and residential mortgage pass-through securities. The Standard & Poor’s 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. It is not possible to invest directly in these Indices. In addition, the Indices do not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares, Advisor Class shares and Institutional Class shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

*	Average Annual Total Return figures (for the periods ended 9/30/18) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). The Advisor Class and Institutional Class “S.E.C. Standardized” returns shown are the same as the N.A.V. Only returns since these classes are sold without sales charges. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Advisor Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 6.01%. The Institutional Class “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 6.00%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. BofA Merrill Lynch U.S. Corporate, Government & Mortgage Index figures are from Bank of America Merrill Lynch & Co. and Standard & Poor’s 500 Index figures are from Standard & Poor’s and all other figures are from Foresters Investment Management Company, Inc.

**	The Since Inception returns for Advisor Class shares and Institutional Class shares are for the periods beginning 4/1/13 (commencement of operations for those classes).

†	The Index return is for ten years. The S&P 500 Index return and BofA Merrill Lynch U.S. Corporate, Government & Mortgage Index return since inception of the Advisor Class shares and Institutional Class shares are 14.25% and 1.66%, respectively.

Portfolio of Investments

TOTAL RETURN FUND

September 30, 2018

Shares	Security	Value
	COMMON STOCKS—58.4%
	Consumer Discretionary—3.8%
1,500	Amazon.com, Inc.	$3,004,500
28,800	Aptiv, PLC	2,416,320
96,000	Aramark Holdings Corp.	4,129,920
42,675	CBS Corp. - Class “B”	2,451,679
39,030	Home Depot, Inc.	8,085,065
36,800	Ross Stores, Inc.	3,646,880
80,200	Tapestry, Inc.	4,031,654
46,400	Walt Disney Co.	5,426,016
43,890	Wyndham Hotels & Resorts, Inc.	2,438,967
		35,631,001
	Consumer Staples—4.4%
111,950	Altria Group, Inc.	6,751,704
110,690	Coca-Cola Co.	5,112,771
97,200	Conagra Brands, Inc.	3,301,884
131,530	Koninklijke Ahold Delhaize NV (ADR)	3,005,461
52,060	PepsiCo, Inc.	5,820,308
81,910	Philip Morris International, Inc.	6,678,941
62,850	Procter & Gamble Co.	5,231,006
50,870	Walmart, Inc.	4,777,202
		40,679,277
	Energy—7.2%
48,175	Anadarko Petroleum Corp.	3,247,477
146,500	BP, PLC (ADR)	6,753,650
35,900	Chevron Corp.	4,389,852
74,100	ConocoPhillips	5,735,340
109,475	Devon Energy Corp.	4,372,432
278,600	EnCana Corp.	3,652,446
32,700	EOG Resources, Inc.	4,171,539
60,252	ExxonMobil Corp.	5,122,625
82,400	Halliburton Co.	3,339,672
135,401	Marathon Oil Corp.	3,152,135

Portfolio of Investments (continued)

TOTAL RETURN FUND

September 30, 2018

Shares	Security	Value
	Energy (continued)
104,850	Marathon Petroleum Corp.	$8,384,855
33,550	Occidental Petroleum Corp.	2,756,804
23,750	Phillips 66	2,677,100
59,900	Schlumberger, Ltd.	3,649,108
150,860	Suncor Energy, Inc.	5,836,773
		67,241,808
	Financials—11.7%
75,670	American Express Co.	8,058,098
28,025	Ameriprise Financial, Inc.	4,138,171
246,600	Bank of America Corp.	7,264,836
39,300	Chubb, Ltd.	5,252,052
91,100	Citigroup, Inc.	6,535,514
141,900	Citizens Financial Group, Inc.	5,473,083
39,100	Comerica, Inc.	3,526,820
91,110	Discover Financial Services	6,965,360
14,000	Goldman Sachs	3,139,360
75,100	Hamilton Lane, Inc. - Class “A”	3,325,428
128,880	JPMorgan Chase & Co.	14,542,819
85,500	MetLife, Inc.	3,994,560
70,930	Morgan Stanley	3,303,210
44,725	PNC Financial Services Group, Inc.	6,091,098
69,000	Popular, Inc.	3,536,250
182,800	Regions Financial Corp.	3,354,380
164,100	Sterling Bancorp	3,610,200
19,000	Travelers Cos., Inc.	2,464,490
112,145	U.S. Bancorp	5,922,377
163,320	Wells Fargo & Co.	8,584,099
		109,082,205
	Health Care—11.6%
100,260	Abbott Laboratories	7,355,074
17,800	Aetna, Inc.	3,610,730
12,876	Allergan, PLC	2,452,620

Shares		Security	Value
		Health Care (continued)
49,569		Baxter International, Inc.	$3,821,274
12,800	*	Biogen, Inc.	4,522,368
30,300	*	Centene Corp.	4,386,834
87,960		CVS Health Corp.	6,924,211
49,680		Gilead Sciences, Inc.	3,835,793
40,800		Hill-Rom Holdings, Inc.	3,851,520
82,300		Johnson & Johnson	11,371,391
80,400		Koninklijke Philips NV (ADR)	3,659,004
46,400		Medtronic, PLC	4,564,368
112,545		Merck & Co., Inc.	7,983,942
248,829		Pfizer, Inc.	10,965,894
27,015		Shire, PLC (ADR)	4,897,009
147,300		Smith & Nephew, PLC (ADR)	5,463,357
48,895		Thermo Fisher Scientific, Inc.	11,934,292
16,800	*	Vertex Pharmaceuticals, Inc.	3,238,032
34,015		Zoetis, Inc.	3,114,413
			107,952,126
		Industrials—5.3%
16,585		3M Co.	3,494,625
158,300	*	Gardner Denver Holdings, Inc.	4,486,222
46,200		Honeywell International, Inc.	7,687,680
52,300		Ingersoll-Rand, PLC	5,350,290
15,170		Lockheed Martin Corp.	5,248,213
94,700		Schneider National, Inc. - Class “B”	2,365,606
30,100		Stanley Black & Decker, Inc.	4,407,844
46,200		Triton International, Ltd.	1,537,074
36,300		Union Pacific Corp.	5,910,729
60,730		United Technologies Corp.	8,490,661
			48,978,944
		Information Technology—11.1%
4,900	*	Alphabet, Inc. - Class “A”	5,914,692
54,905		Apple, Inc.	12,394,255

Portfolio of Investments (continued)

TOTAL RETURN FUND

September 30, 2018

Shares		Security	Value
		Information Technology (continued)
214,300		Cisco Systems, Inc.	$10,425,695
30,868	*	Dell Technologies, Inc. - Class “V”	2,997,900
39,000	*	eBay, Inc.	1,287,780
16,100	*	FleetCor Technologies, Inc.	3,668,224
149,675		Intel Corp.	7,078,131
26,200		LogMeIn, Inc.	2,334,420
116,085		Microsoft Corp.	13,276,641
104,000		Nintendo Co., Ltd.	4,728,360
17,100		NVIDIA Corp.	4,805,442
45,740		NXP Semiconductors NV	3,910,770
116,020		QUALCOMM, Inc.	8,356,921
22,800		salesforce.com, Inc.	3,625,884
81,800		Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	3,612,288
30,000	*	Take-Two Interactive Software, Inc.	4,139,700
32,510		TE Connectivity, Ltd.	2,858,604
21,300		Visa, Inc. - Class “A”	3,196,917
46,300	*	Worldpay, Inc. - Class “A”	4,688,801
			103,301,425
		Materials—1.2%
63,600		DowDuPont, Inc.	4,090,116
36,500		International Paper Co.	1,793,975
19,280		Praxair, Inc.	3,098,874
32,585		Trinseo SA	2,551,406
			11,534,371
		Real Estate—.4%
83,000		FNF Group, Inc.	3,266,050
		Telecommunication Services—1.3%
160,800		AT&T, Inc.	5,399,664
131,225		Verizon Communications, Inc.	7,006,103
			12,405,767

Shares or Principal Amount	Security	Value
	Utilities—.4%
78,400	Exelon Corp.	$3,422,944
Total Value of Common Stocks (cost $352,203,041)		543,495,918
	CORPORATE BONDS—26.9%
	Aerospace/Defense—.5%
$175M	Bombardier, Inc., 8.75%, 12/1/2021 (a)	193,917
2,500M	Rockwell Collins, Inc., 3.2%, 3/15/2024	2,415,987
1,700M	Rolls-Royce, PLC, 3.625%, 10/14/2025 (a)	1,659,123
175M	TransDigm, Inc., 6.5%, 5/15/2025	178,719
		4,447,746
	Automotive—1.9%
175M	American Axle & Manufacturing, Inc., 6.25%, 4/1/2025	174,930
50M	Asbury Automotive Group, Inc., 6%, 12/15/2024	50,750
175M	Cooper Standard Automotive, Inc., 5.625%, 11/15/2026 (a)	172,594
2,000M	Daimler Finance NA, LLC, 3.35%, 2/22/2023 (a)	1,968,598
320M	Dana Holding Corp., 5.5%, 12/15/2024	318,080
2,500M	Ford Motor Credit Co., LLC, 8.125%, 1/15/2020	2,641,880
4,345M	General Motors Financial Co., Inc., 5.25%, 3/1/2026	4,459,000
50M	Hertz Corp., 5.875%, 10/15/2020	50,000
50M	J.B. Poindexter & Co., 7.125%, 4/15/2026 (a)	52,125
	Lear Corp.:
3,380M	5.25%, 1/15/2025	3,495,985
2,000M	3.8%, 9/15/2027	1,860,248
2,500M	O’Reilly Automotive, Inc., 3.55%, 3/15/2026	2,397,012
50M	Tenneco, Inc., 5%, 7/15/2026	44,563
		17,685,765
	Building Materials—.0%
75M	Building Materials Corp., 5.375%, 11/15/2024 (a)	75,187

Portfolio of Investments (continued)

TOTAL RETURN FUND

September 30, 2018

Principal Amount	Security	Value
	Building Materials (continued)
$100M	Griffon Corp., 5.25%, 3/1/2022	$99,250
		174,437
	Chemicals—.8%
175M	Blue Cube Spinco, Inc., 10%, 10/15/2025	202,125
75M	Chemours Co., 6.625%, 5/15/2023	78,532
2,500M	Dow Chemical Co., 3.5%, 10/1/2024	2,450,052
2,100M	LyondellBasell Industries NV, 6%, 11/15/2021	2,231,271
2,000M	Nutrien, Ltd., 3.375%, 3/15/2025	1,899,026
175M	Rain CII Carbon, LLC, 7.25%, 4/1/2025 (a)	179,156
120M	Rayonier AM Products, Inc., 5.5%, 6/1/2024 (a)	116,140
150M	Tronox, Inc., 6.5%, 4/15/2026 (a)	144,750
50M	Univar USA, Inc., 6.75%, 7/15/2023 (a)	51,875
		7,352,927
	Consumer Non-Durables—.0%
25M	Energizer Gamma Acquisition, 6.375%, 7/15/2026 (a)	25,906
50M	Energizer Holdings, Inc., 5.5%, 6/15/2025 (a)	49,875
50M	First Quality Finance Co., 4.625%, 5/15/2021 (a)	50,187
25M	frontdoor, inc., 6.75%, 8/15/2026 (a)	25,812
25M	KGA Escrow, LLC, 7.5%, 8/15/2023 (a)	26,000
175M	Reynolds Group Holdings, Inc., 5.125%, 7/15/2023 (a)	174,344
		352,124
	Energy—3.4%
5,000M	Andeavor Logistics, LP, 5.25%, 1/15/2025	5,127,150
50M	Apergy Corp., 6.375%, 5/1/2026 (a)	51,562
175M	Blue Racer Midstream, LLC, 6.125%, 11/15/2022 (a)	180,469
4,100M	BP Capital Markets, PLC, 3.216%, 11/28/2023	4,025,265
3,400M	Canadian Oil Sands, Ltd., 7.75%, 5/15/2019 (a)	3,486,873
75M	Chesapeake Energy Corp., 7%, 10/1/2024	75,094
2,700M	Continental Resources, Inc., 5%, 9/15/2022	2,742,074
50M	Covey Park Energy, LLC, 7.5%, 5/15/2025 (a)	50,937
75M	Crestwood Midstream Partners, LP, 5.75%, 4/1/2025	76,875

Principal Amount	Security	Value
	Energy (continued)
$25M	CrownRock, LP, 5.625%, 10/15/2025 (a)	$24,437
50M	Denbury Resources, Inc., 9%, 5/15/2021 (a)	54,312
25M	Diamondback Energy, Inc., 4.75%, 11/1/2024 (a)	25,094
1,500M	Enbridge Energy Partners, LP, 4.2%, 9/15/2021	1,518,963
2,500M	Enterprise Products Operating, 7.55%, 4/15/2038	3,290,782
170M	Exterran Partners, LP, 6%, 10/1/2022	172,337
175M	Global Partners, LP, 6.25%, 7/15/2022	175,000
1,600M	Kinder Morgan Energy Partners, LP, 3.45%, 2/15/2023	1,570,674
3,000M	Kinder Morgan, Inc., 5.625%, 11/15/2023 (a)	3,205,791
25M	Laredo Petroleum, Inc., 6.25%, 3/15/2023	25,125
4,000M	Magellan Midstream Partners, LP, 5%, 3/1/2026	4,258,724
175M	Murphy Oil Corp., 6.875%, 8/15/2024	185,697
25M	Northern Oil and Gas, Inc., 8.5%, 5/15/2023 (a)(b)	26,438
	Oasis Petroleum, Inc.:
175M	6.875%, 1/15/2023	178,281
50M	6.25%, 5/1/2026 (a)	50,938
75M	Parkland Fuel Corp., 6%, 4/1/2026 (a)	75,375
100M	Parsley Energy, LLC, 5.25%, 8/15/2025 (a)	100,000
50M	SM Energy Co., 5.625%, 6/1/2025	50,063
	Sunoco, LP:
75M	4.875%, 1/15/2023 (a)	74,438
75M	5.875%, 3/15/2028 (a)	72,188
50M	Transocean Guardian, Ltd., 5.875%, 1/15/2024 (a)	50,625
25M	Transocean Pontus, Ltd., 6.125%, 8/1/2025 (a)	25,469
175M	Whiting Petroleum Corp., 5.75%, 3/15/2021	180,031
170M	WPX Energy, Inc., 5.25%, 9/15/2024	171,700
		31,378,781
	Financial Services—2.3%
1,000M	American International Group, Inc., 4.7%, 7/10/2035	1,001,751
1,000M	Ameriprise Financial, Inc., 5.3%, 3/15/2020	1,031,276
1,000M	Assured Guaranty U.S. Holding, Inc., 5%, 7/1/2024	1,032,247
4,700M	Brookfield Finance, Inc., 4%, 4/1/2024	4,687,051

Portfolio of Investments (continued)

TOTAL RETURN FUND

September 30, 2018

Principal Amount	Security	Value
	Financial Services (continued)
	ERAC USA Finance, LLC:
$1,000M	4.5%, 8/16/2021 (a)	$1,023,045
1,000M	3.3%, 10/15/2022 (a)	982,104
1,000M	General Electric Capital Corp., 4.65%, 10/17/2021	1,033,019
4,100M	Key Bank NA, 3.4%, 5/20/2026	3,894,336
2,000M	Liberty Mutual Group, Inc., 4.95%, 5/1/2022 (a)	2,073,068
1,000M	Protective Life Corp., 7.375%, 10/15/2019	1,042,189
2,000M	Prudential Financial, Inc., 7.375%, 6/15/2019	2,063,196
2,000M	Travelers Cos., Inc., 4.05%, 3/7/2048	1,938,396
		21,801,678
	Financials—4.9%
175M	Ally Financial, Inc., 8%, 11/1/2031	212,844
	Bank of America Corp.:
2,000M	4.271%, 7/23/2029	1,999,970
2,400M	5.875%, 2/7/2042	2,845,001
	Barclays Bank, PLC:
1,100M	6.75%, 5/22/2019	1,127,065
1,000M	5.125%, 1/8/2020	1,021,193
1,400M	Capital One Financial Corp., 3.75%, 4/24/2024	1,377,026
	Citigroup, Inc.:
1,000M	2.9%, 12/8/2021	980,000
1,000M	4.5%, 1/14/2022	1,029,060
1,600M	4.3%, 11/20/2026	1,580,050
1,500M	Deutsche Bank AG of New York, 3.7%, 5/30/2024	1,414,152
	Goldman Sachs Group, Inc.:
2,700M	5.75%, 1/24/2022	2,873,864
1,500M	3.625%, 1/22/2023	1,495,888
2,000M	4%, 3/3/2024	2,008,052
2,000M	HSBC Holdings, PLC, 2.65%, 1/5/2022	1,943,040
125M	Icahn Enterprises, LP, 6.75%, 2/1/2024	128,437
	JPMorgan Chase & Co.:
1,000M	4.5%, 1/24/2022	1,031,347
2,000M	3.54%, 5/1/2028 †	1,912,384

Principal Amount	Security	Value
	Financials (continued)
$175M	Ladder Capital Finance Holdings, LLLP, 5.25%, 10/1/2025 (a)	$164,938
	Morgan Stanley:
5,550M	5.5%, 7/28/2021	5,846,054
2,500M	4%, 7/23/2025	2,493,872
25M	Nationstar Mortgage, LLC, 6.5%, 7/1/2021	25,093
150M	Navient Corp., 5.875%, 3/25/2021	154,122
	Park Aerospace Holdings:
50M	4.5%, 3/15/2023 (a)	48,938
75M	5.5%, 2/15/2024 (a)	77,063
	Springleaf Finance Corp.:
125M	5.625%, 3/15/2023	124,844
25M	6.875%, 3/15/2025	25,000
50M	7.125%, 3/15/2026	49,844
	U.S. Bancorp:
1,000M	3.6%, 9/11/2024	991,836
1,000M	3.1%, 4/27/2026	946,493
1,500M	UBS AG, 4.875%, 8/4/2020	1,544,215
3,000M	UBS Group Funding (Switzerland) AG, 4.253%, 3/23/2028 (a)	2,975,802
25M	Wand Merger Corp., 8.125%, 7/15/2023 (a)	26,245
5,100M	Wells Fargo & Co., 3.45%, 2/13/2023	5,014,692
		45,488,424
	Food/Beverage/Tobacco—1.0%
	Anheuser-Busch InBev Finance, Inc.:
1,500M	3.65%, 2/1/2026	1,458,933
1,300M	4.7%, 2/1/2036	1,305,509
1,750M	Bunge Ltd. Finance Corp., 8.5%, 6/15/2019	1,813,404
1,000M	Ingredion, Inc., 4.625%, 11/1/2020	1,021,567
3,000M	Maple Escrow Subsidiary, Inc., 3.551%, 5/25/2021 (a)	2,996,436
175M	Pilgrim’s Pride Corp., 5.75%, 3/15/2025 (a)	169,313

Portfolio of Investments (continued)

TOTAL RETURN FUND

September 30, 2018

Principal Amount	Security	Value
	Food/Beverage/Tobacco (continued)
$175M	Post Holdings, Inc., 5.75%, 3/1/2027 (a)	$172,156
		8,937,318
	Forest Products/Containers—.6%
75M	Berry Plastics Group, Inc., 5.125%, 7/15/2023	75,656
50M	BWAY Holding Co., 5.5%, 4/15/2024 (a)	49,312
2,835M	Packaging Corp. of America, 3.4%, 12/15/2027	2,669,637
2,000M	Rock-Tenn Co., 4.9%, 3/1/2022	2,066,328
50M	Schweitzer-Mauduit International, Inc., 6.875%, 10/1/2026 (a)	51,125
175M	Sealed Air Corp., 6.875%, 7/15/2033 (a)	189,000
		5,101,058
	Gaming/Leisure—.1%
	Boyd Gaming Corp.:
50M	6.875%, 5/15/2023	52,712
125M	6%, 8/15/2026	126,562
50M	CRC Escrow Issuer, LLC, 5.25%, 10/15/2025 (a)	47,750
100M	IRB Holding Corp., 6.75%, 2/15/2026 (a)	98,250
25M	MGM Resorts International, 6%, 3/15/2023	25,906
25M	National CineMedia, LLC, 6%, 4/15/2022	25,438
50M	Pinnacle Entertainment, Inc., 5.625%, 5/1/2024	53,063
25M	Stars Group Holdings BV, 7%, 7/15/2026 (a)	25,855
200M	Viking Cruises, Ltd., 6.25%, 5/15/2025 (a)	201,000
50M	Wynn Las Vegas, LLC, 5.5%, 3/1/2025 (a)	48,438
		704,974
	Health Care—1.5%
	Bausch Health Cos., Inc.:
50M	5.625%, 12/1/2021 (a)	50,000
175M	6.5%, 3/15/2022 (a)	182,438
100M	8.5%, 1/31/2027 (a)	105,250
2,250M	Bayer U.S. Finance II, LLC, 4.375%, 12/15/2028 (a)	2,208,917
150M	Centene Corp., 5.625%, 2/15/2021	153,000

Principal Amount	Security	Value
	Health Care (continued)
$175M	CHS/Community Health Systems, Inc., 6.25%, 3/31/2023	$166,635
	CVS Health Corp.:
2,400M	3.875%, 7/20/2025	2,368,555
3,800M	5.05%, 3/25/2048	3,901,711
175M	DaVita, Inc., 5.125%, 7/15/2024	169,750
2,100M	Express Scripts Holding Co., 4.75%, 11/15/2021	2,169,037
	HCA, Inc.:
175M	6.25%, 2/15/2021	182,875
50M	5.25%, 6/15/2026	51,562
25M	5.5%, 6/15/2047	25,406
175M	HealthSouth Corp., 5.75%, 11/1/2024	176,969
125M	inVentiv Group Holdings, Inc., 7.5%, 10/1/2024 (a)	132,812
1,500M	Laboratory Corp. of America Holdings, 3.75%, 8/23/2022	1,502,841
175M	LifePoint Health, Inc., 5.875%, 12/1/2023	183,094
175M	Mallinckrodt Finance SB, 5.75%, 8/1/2022 (a)	162,313
175M	Molina Healthcare, Inc., 4.875%, 6/15/2025 (a)	172,813
225M	Universal Hospital Services, Inc., 7.625%, 8/15/2020	225,563
		14,291,541
	Home-building—.0%
50M	William Lyon Homes, Inc., 6%, 9/1/2023	48,500
	Information Technology—1.2%
175M	Alliance Data Systems Corp., 5.375%, 8/1/2022 (a)	176,969
2,000M	Apple, Inc., 2.5%, 2/9/2025	1,891,870
175M	CommScope Technologies, LLC, 6%, 6/15/2025 (a)	181,125
4,300M	Corning, Inc., 7.25%, 8/15/2036	4,954,387
	Diamond 1 Finance Corp.:
3,000M	4.42%, 6/15/2021 (a)	3,047,100
50M	5.875%, 6/15/2021 (a)	51,624
50M	7.125%, 6/15/2024 (a)	53,644

Portfolio of Investments (continued)

TOTAL RETURN FUND

September 30, 2018

Principal Amount	Security	Value
	Information Technology (continued)
	NCR Corp.:
$50M	4.625%, 2/15/2021	$49,625
50M	5.875%, 12/15/2021	50,688
25M	Nielsen Finance, LLC, 5%, 4/15/2022 (a)	24,438
75M	Nuance Communications, Inc., 6%, 7/1/2024	77,531
175M	Rackspace Hosting, Inc., 8.625%, 11/15/2024 (a)	170,642
175M	Solera, LLC, 10.5%, 3/1/2024 (a)	192,063
50M	Symantec Corp., 5%, 4/15/2025 (a)	49,597
50M	Verscend Holding Corp., 9.75%, 8/15/2026 (a)	51,750
		11,023,053
	Manufacturing—.5%
175M	ATS Automation Tooling Systems, Inc., 6.5%, 6/15/2023 (a)	181,562
3,245M	Crane Co., 4.2%, 3/15/2048	3,044,086
175M	Grinding Media, Inc., 7.375%, 12/15/2023 (a)	182,567
1,100M	Johnson Controls International, PLC, 5%, 3/30/2020	1,122,478
		4,530,693
	Media-Broadcasting—.5%
75M	Belo Corp., 7.25%, 9/15/2027	78,000
	Comcast Corp.:
1,600M	5.15%, 3/1/2020	1,645,346
3,000M	4.25%, 1/15/2033	2,945,619
150M	Nexstar Broadcasting, Inc., 5.625%, 8/1/2024 (a)	147,188
175M	Sirius XM Radio, Inc., 6%, 7/15/2024 (a)	181,781
		4,997,934
	Media-Cable TV—.2%
200M	Altice Financing SA, 6.625%, 2/15/2023 (a)	202,000
200M	Altice U.S. Finance I Corp., 5.375%, 7/15/2023 (a)	202,750
50M	AMC Networks, Inc., 5%, 4/1/2024	49,375
	CCO Holdings, LLC:
175M	5.125%, 2/15/2023	176,094

Principal Amount	Security	Value
	Media-Cable TV (continued)
$175M	5.875%, 4/1/2024 (a)	$178,281
50M	Clear Channel International, 8.75%, 12/15/2020 (a)	51,860
200M	Clear Channel Worldwide Holdings, Inc. - Series “A”, 6.5%, 11/15/2022	204,750
225M	CSC Holdings, LLC, 10.125%, 1/15/2023 (a)	246,713
175M	DISH DBS Corp., 5%, 3/15/2023	159,469
175M	Gray Television, Inc., 5.875%, 7/15/2026 (a)	173,906
175M	Midcontinent Communications & Finance Corp., 6.875%, 8/15/2023 (a)	184,021
		1,829,219
	Media-Diversified—.1%
125M	Outdoor Americas Capital, LLC, 5.875%, 3/15/2025	126,719
1,000M	Time Warner, Inc., 3.6%, 7/15/2025	959,659
200M	Tribune Media Co., 5.875%, 7/15/2022	204,500
		1,290,878
	Metals/Mining—.6%
75M	AK Steel Corp., 7%, 3/15/2027	72,375
75M	Allegheny Technologies, Inc., 7.875%, 8/15/2023	80,531
50M	Big River Steel, LLC, 7.25%, 9/1/2025 (a)	52,937
165M	Cleveland-Cliffs, Inc., 4.875%, 1/15/2024 (a)	162,937
175M	Commercial Metals Co., 4.875%, 5/15/2023	174,405
3,000M	Glencore Funding, LLC, 4.625%, 4/29/2024 (a)	3,029,715
175M	HudBay Minerals, Inc., 7.25%, 1/15/2023 (a)	180,707
50M	Joseph T. Ryerson & Son, Inc., 11%, 5/15/2022 (a)	54,500
1,500M	Newmont Mining Corp., 5.125%, 10/1/2019	1,530,343
25M	Northwest Acquisitions, ULC, 7.125%, 11/1/2022 (a)	25,625
175M	Novelis, Inc., 5.875%, 9/30/2026 (a)	171,413
50M	Peabody Energy Corp., 6%, 3/31/2022 (a)	51,063
145M	SunCoke Energy Partners, LP, 7.5%, 6/15/2025 (a)	149,713
100M	United States Steel Corp., 6.25%, 3/15/2026	99,375
		5,835,639

Portfolio of Investments (continued)

TOTAL RETURN FUND

September 30, 2018

Principal Amount	Security	Value
	Real Estate—2.4%
$2,300M	Alexandria Real Estate Equities, Inc., 3.95%, 1/15/2028	$2,211,121
1,000M	Boston Properties, LP, 5.875%, 10/15/2019	1,023,689
	Digital Realty Trust, LP:
500M	5.25%, 3/15/2021	517,967
2,886M	4.75%, 10/1/2025	2,962,947
175M	Equinix, Inc., 5.375%, 4/1/2023	180,031
1,200M	ERP Operating, LP, 3.375%, 6/1/2025	1,170,379
1,800M	Essex Portfolio, LP, 3.875%, 5/1/2024	1,792,102
170M	Geo Group, Inc., 5.875%, 10/15/2024	163,625
175M	Greystar Real Estate Partners, 5.75%, 12/1/2025 (a)	171,062
1,000M	HCP, Inc., 4.25%, 11/15/2023	1,003,560
325M	Iron Mountain, Inc., 5.75%, 8/15/2024	322,562
2,500M	Realty Income Corp., 3.875%, 4/15/2025	2,483,307
2,000M	Simon Property Group, LP, 3.375%, 10/1/2024	1,958,494
3,700M	STORE Capital Corp., 4.5%, 3/15/2028	3,617,671
1,500M	Vornado Realty, LP, 3.5%, 1/15/2025	1,437,906
1,400M	Welltower, Inc., 4%, 6/1/2025	1,383,207
		22,399,630
	Retail-General Merchandise—.5%
100M	1011778 B.C., ULC, 4.625%, 1/15/2022 (a)	100,375
175M	AmeriGas Partners, LP, 5.5%, 5/20/2025	172,812
25M	Cedar Fair, LP, 5.375%, 6/1/2024	25,000
3,500M	Home Depot, Inc., 5.875%, 12/16/2036	4,267,571
50M	J.C. Penney Co., Inc., 8.625%, 3/15/2025	33,750
175M	KFC Holding Co., LLC, 5%, 6/1/2024 (a)	174,017
25M	SRS Distribution, Inc., 8.25%, 7/1/2026 (a)	24,563
		4,798,088
	Schools—.2%
1,750M	Yale University, 2.086%, 4/15/2019	1,745,553

Principal Amount	Security	Value
	Services—.1%
$100M	ADT Corp., 3.5%, 7/15/2022	$95,000
225M	AECOM, 5.125%, 3/15/2027	220,275
50M	BlueLine Rental Finance Corp., 9.25%, 3/15/2024 (a)	52,687
100M	First Data Corp., 5.375%, 8/15/2023 (a)	101,775
175M	United Rentals, Inc., 4.625%, 10/15/2025	170,188
		639,925
	Telecommunications—.6%
3,000M	AT&T, Inc., 4.25%, 3/1/2027	2,966,433
175M	CenturyLink, Inc., 5.8%, 3/15/2022	178,937
150M	Frontier Communications Corp., 10.5%, 9/15/2022	134,250
175M	GCI, Inc., 6.875%, 4/15/2025	181,832
50M	Telesat Canada, 8.875%, 11/15/2024 (a)	53,625
1,800M	Verizon Communications, Inc., 4.272%, 1/15/2036	1,720,530
100M	Zayo Group, LLC, 6.375%, 5/15/2025	104,152
		5,339,759
	Transportation—1.2%
4,250M	Air Lease Corp., 3.875%, 7/3/2023	4,216,166
175M	BCD Acquisition, Inc., 9.625%, 9/15/2023 (a)	187,469
1,400M	Burlington Northern Santa Fe, LLC, 5.15%, 9/1/2043	1,573,200
1,000M	Penske Truck Leasing Co., LP, 4.875%, 7/11/2022 (a)	1,031,600
4,000M	Southwest Airlines Co., 3%, 11/15/2026	3,702,264
127M	XPO Logistics, Inc., 6.5%, 6/15/2022 (a)	131,604
		10,842,303
	Utilities—1.7%
	Calpine Corp.:
75M	5.75%, 1/15/2025	66,656
175M	5.25%, 6/1/2026 (a)	162,750
75M	Cheniere Energy Partners, LP, 5.25%, 10/1/2025	75,280
2,000M	Commonwealth Edison Co., 5.9%, 3/15/2036	2,386,036
2,335M	Duke Energy Progress, Inc., 4.15%, 12/1/2044	2,288,881
1,000M	Electricite de France SA, 3.625%, 10/13/2025 (a)	968,279

Portfolio of Investments (continued)

TOTAL RETURN FUND

September 30, 2018

Principal Amount	Security	Value
	Utilities (continued)
$2,500M	Entergy Arkansas, Inc., 4.95%, 12/15/2044	$2,506,977
1,500M	Exelon Generation Co., LLC, 3.4%, 3/15/2022	1,487,593
11M	NRG Energy, Inc., 6.25%, 7/15/2022	11,376
175M	NRG Yield Operating, LLC, 5%, 9/15/2026	168,438
2,000M	Ohio Power Co., 5.375%, 10/1/2021	2,117,858
2,000M	Oklahoma Gas & Electric Co., 4%, 12/15/2044	1,828,150
1,000M	ONEOK Partners, LP, 3.375%, 10/1/2022	985,728
1,100M	Sempra Energy, 9.8%, 2/15/2019	1,128,211
75M	Targa Resources Partners, LP, 5.875%, 4/15/2026 (a)	77,719
		16,259,932
	Waste Management—.0%
175M	Covanta Holding Corp., 5.875%, 3/1/2024	179,104
	Wireless Communications—.1%
	Intelsat Jackson Holdings SA:
200M	8%, 2/15/2024 (a)	211,000
50M	8.5%, 10/15/2024 (a)	50,612
175M	Level 3 Financing, Inc., 5.375%, 1/15/2024	175,305
175M	Sprint Communications, Inc., 6%, 11/15/2022	178,938
150M	Sprint Corp., 7.125%, 6/15/2024	156,000
175M	T-Mobile USA, Inc., 6%, 3/1/2023	180,338
		952,193
Total Value of Corporate Bonds (cost $255,842,144)		250,429,176
	RESIDENTIAL MORTGAGE-BACKED SECURITIES—5.6%
	Fannie Mae—4.5%
1,332M	2.5%, 2/1/2030 - 7/1/2031	1,288,351
4,430M	3%, 3/1/2027 - 2/1/2031	4,394,498
8,141M	3.5%, 11/1/2028 - 1/1/2048 (b)	8,033,273
14,508M	4%, 12/1/2040 - 4/1/2047	14,700,577
9,593M	4.5%, 9/1/2040 - 8/1/2048	9,914,377
1,611M	5%, 4/1/2040 - 3/1/2042	1,714,888

Principal Amount	Security	Value
	Fannie Mae (continued)
$531M	5.5%, 5/1/2033 - 10/1/2039	$573,727
404M	6%, 5/1/2036 - 10/1/2040	443,183
221M	6.5%, 11/1/2033 - 6/1/2036	241,979
512M	7%, 3/1/2032 - 8/1/2032	542,186
		41,847,039
	Freddie Mac—1.1%
5,292M	3.5%, 5/1/2033 - 7/1/2044	5,315,782
772M	4%, 7/1/2044 - 4/1/2045	782,421
3,137M	4.5%, 10/1/2040 - 5/1/2044	3,257,996
729M	5.5%, 5/1/2038 - 10/1/2039	784,992
		10,141,191
Total Value of Residential Mortgage-Backed Securities (cost $53,177,560)		51,988,230
	U.S. GOVERNMENT OBLIGATIONS—2.3%
	U.S. Treasury Bonds:
5,000M	3.125%, 8/15/2044	4,938,475
9,750M	3.125%, 5/15/2048	9,622,411
	U.S. Treasury Notes:
4,550M	2.875%, 5/15/2028	4,482,105
2,500M	2.75%, 8/31/2023	2,478,370
Total Value of U.S. Government Obligations (cost $22,273,800)		21,521,361
	TAXABLE MUNICIPAL BONDS—1.5%
3,325M	Allegheny Cnty., PA GO, 5%, 11/1/2043	3,724,499
950M	Forney, TX ISD GO, 5%, 8/15/2048	1,067,828
2,325M	Met. St. Louis, MO Swr. Dist. Wstwtr. Sys. Rev., 5%, 5/1/2047	2,625,622
	Port Houston, TX Auth. GO:
950M	5%, 10/1/2037	1,079,637
950M	5%, 10/1/2038	1,075,334
2,850M	San Antonio, TX ISD GO, 5%, 8/15/2043	3,154,751

Portfolio of Investments (continued)

TOTAL RETURN FUND

September 30, 2018

Principal Amount	Security	Value
$1,425M	Tomball, TX ISD GO, 5%, 2/15/2041	$1,622,519
Total Value of Municipal Bonds (cost $14,631,315)		14,350,190
	ASSET-BACKED SECURITIES—1.1%
	Fixed Autos—.6%
2,700M	BMW Vehicle Lease Trust, 2.07%, 10/20/2020	2,679,267
2,800M	Ford Credit Floorplan Master Trust, 1.76%, 2/15/2021	2,791,180
		5,470,447
	Fixed Telecommunication Services—.5%
5,000M	Verizon Owner Trust, 1.92%, 12/20/2021 (a)	4,936,050
Total Value of Asset-Backed Securities (cost $10,399,759)		10,406,497
	COMMERCIAL MORTGAGE-BACKED SECURITIES—.9%
	Federal Home Loan Mortgage Corporation
8,408M	Multi-Family Structured Pass-Throughs, 3.725%, 12/25/2027 (cost $8,594,438)	8,555,304
	COLLATERALIZED MORTGAGE OBLIGATIONS—.5%
4,625M	Fannie Mae, 2.99%, 12/25/2027 (cost $4,432,954) †	4,419,012
	PASS-THROUGH CERTIFICATES—.3%
	Transportation
2,929M	American Airlines 2017-2 AA PTT, 3.35%, 10/15/2029 (cost $2,951,313)	2,801,946
	U.S. GOVERNMENT AGENCY OBLIGATIONS—.2%
1,800M	Federal Farm Credit Bank, 3%, 9/13/2029 (cost $1,696,930)	1,677,694

Principal Amount	Security	Value
	SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATIONS—3.5%
$33,000M	U.S. Treasury Bills, Zero Coupon, 10/4/2018 (Effective yield 1.022%) (cost $32,994,588)	$32,994,456

Total Value of Investments (cost $759,197,842)	101.2%	942,639,784
Excess of Liabilities Over Other Assets	(1.2)	(11,545,391)
Net Assets	100.0%	$931,094,393

*	Non-income producing

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933 (see Note 4).

(b)	A portion or all of the security purchased on a when-issued or delayed delivery basis (see Note 1G).

†	Interest rates on adjustable rate bonds are determined and reset periodically. The interest rates shown are the rates in effect of September 30, 2018.

Summary of Abbreviations:

ADR	American Depositary Receipts

ETF	Exchange Traded Fund

GO	General Obligation

ISD	Independent Schoold District

LLLP	Limited Liabilty Limited Partnership

PTT	Pass-Through Trust

ULC	Unlimited Liability Corporation

The Fund’s assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 –	Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 –

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Portfolio of Investments (continued)

TOTAL RETURN FUND

September 30, 2018

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2018:

	Level 1	Level 2	Level 3	Total
Common Stocks	$543,495,918	$—	$—	$543,495,918
Corporate Bonds	—	250,429,176	—	250,429,176
Residential Mortgage-Backed Securities	—	51,988,230	—	51,988,230
U.S. Government Obligations	—	21,521,361	—	21,521,361
Taxable Municipal Bonds	—	14,350,190	—	14,350,190
Asset-Backed Securities	—	10,406,497	—	10,406,497
Commercial Mortgage-Backed Securities	—	8,555,304	—	8,555,304
Collateralized Mortgage Obligations	—	4,419,012	—	4,419,012
Pass-Through Certificates	—	2,801,946	—	2,801,946
U.S. Government Agency Obligations	—	1,677,694	—	1,677,694
Short-Tem U.S. Government Agency Obligations	—	32,994,456	—	32,994,456
Total Investments in Securities*	$543,495,918	$399,143,866	$—	$942,639,784

*	The Portfolio of Investments provides information on the industry categorization for common stocks, corporate bonds, asset-backed securities and pass-through certificates.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended September 30, 2018. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements

This page left intentionally blank.

Statements of Assets and Liabilities

FIRST INVESTORS INCOME FUNDS

September 30, 2018

FLOATING RATE
Assets
Investments in securities
At identified cost	$239,692,943
At value (Note 1A)	$241,288,878
Cash	27,469,256
Receivables:
Investment securities sold	2,743,087
Interest and dividends	935,378
Shares sold	956,162
Unrealized appreciation on foreign exchange contracts (Note 5)	—
Other assets	9,329
Total Assets	273,402,090

Liabilities
Payables:
Investment securities purchased	27,276,638
Shares redeemed	297,445
Dividends payable	121,861
Unrealized depreciation on foreign exchange contracts (Note 5)	—
Accrued advisory fees	139,289
Accrued shareholder servicing costs	38,773
Accrued expenses	143,081
Total Liabilities	28,017,087
Net Assets	$245,385,003

Net Assets Consist of:
Capital paid in	$247,366,792
Undistributed net investment deficit	(39,540)
Accumulated net realized loss on investments and foreign currency transactions	(3,538,184)
Net unrealized appreciation (depreciation) in value on investments and foreign currency transactions	1,595,935
Total	$245,385,003

See notes to financial statements

FUND FOR INCOME	GOVERNMENT CASH MANAGEMENT	INTERNATIONAL OPPORTUNITIES BOND

$622,765,934	$153,188,868	$158,633,779
$623,865,074	$153,188,868	$143,817,407
1,418,746	1,553,684	8,252,690

10,622,001	—	—
10,030,886	146,675	1,425,095
194,391	5,096	96,145
—	—	184,123
30,307	4,998	4,781
646,161,405	154,899,321	153,780,241

5,435,240	—	1,555,000
511,884	929,553	193,841
475,714	8,218	—
—	—	409,889
373,669	13,888	91,335
104,322	46,351	31,690
118,456	103,896	79,406
7,019,285	1,101,906	2,361,161
$639,142,120	$153,797,415	$151,419,080

$681,082,983	$153,797,415	$171,249,220
(2,879,872)	—	(880,816)
(40,160,131)	—	(3,918,671)
1,099,140	—	(15,030,653)
$639,142,120	$153,797,415	$151,419,080

Statements of Assets and Liabilities

FIRST INVESTORS INCOME FUNDS

September 30, 2018

	FLOATING RATE
Net Assets:
Class A	$68,566,891
Class B	N/A
Advisor Class	$144,799,020
Institutional Class	$32,019,092

Shares outstanding (Note 7):
Class A	7,062,479
Class B	N/A
Advisor Class	14,904,165
Institutional Class	3,296,617

Net asset value and redemption price per share - Class A	$9.71

Maximum offering price per share - Class A*	$9.96	++

Net asset value and offering price per share - Class B**	N/A

Net asset value, offering price and redemption price per share - Advisor Class	$9.72

Net asset value, offering price and redemption price per share - Institutional Class	$9.71

#	Also maximum offering price per share.
*	On purchases of $100,000 or more, the sales charge is reduced (Note 7).
+	Net asset value/.96
++	Net asset value/.975
**	Redemption price is equal to net asset value less contingent deferred sales charges, if applicable (Note 7).

See notes to financial statements

FUND FOR INCOME		GOVERNMENT CASH MANAGEMENT	INTERNATIONAL OPPORTUNITIES BOND

$523,931,650		$153,694,986	$54,059,799
$1,785,915		$101,419	N/A
$79,879,899		N/A	$87,491,325
$33,544,656		$1,010	$9,867,956

214,663,109		153,694,986	6,153,892
730,434		101,419	N/A
32,749,151		N/A	9,866,311
13,678,294		1,010	1,106,838

$2.44		$1.00#	$8.78

$2.54	+	N/A	$9.15+

$2.45		$1.00	N/A

$2.44		N/A	$8.87

$2.45		$1.00	$8.92

Statements of Assets and Liabilities

FIRST INVESTORS INCOME FUNDS

September 30, 2018

INVESTMENT GRADE
Assets
Investments in securities:
Cost - Unaffiliated issuers	$604,431,778
Cost - Affiliated issuers (Note 2)	—
Total cost of investments	$604,431,778
Value - Unaffiliated issuers (Note 1A)	$595,849,606
Value - Affiliated issuers (Note 2)	—
Total value of investments	595,849,606
Cash	7,588,851
Receivables:
Investment securities sold	76,555
Dividends and interest	7,167,708
Shares sold	265,585
Other assets	19,159
Total Assets	610,967,464

Liabilities
Payables:
Investment securities purchased	2,922,594
Shares redeemed	1,045,893
Dividends payable	146,702
Accrued advisory fees	273,153
Accrued shareholder servicing costs	92,797
Accrued expenses	77,982
Total Liabilities	4,559,121
Net Assets	$606,408,343

Net Assets Consist of:
Capital paid in	$637,481,782
Undistributed net investment income (deficit)	(11,310,857)
Accumulated net realized loss on investments and futures contracts	(11,180,410)
Net unrealized depreciation in value of investments and futures contracts	(8,582,172)
Total	$606,408,343

See notes to financial statements

LIMITED DURATION BOND	STRATEGIC INCOME

$327,452,826	$9,351,834
—	149,683,500
$327,452,826	$159,035,334
$325,183,845	$9,266,719
—	142,572,002
325,183,845	151,838,721
2,002,421	780,560

13,018,982	—
2,131,338	505,580
63,843	116,331
10,637	7,051
342,411,066	153,248,243

18,905,319	—
931,861	205,270
123,714	18,879
45,882	6,292
60,626	20,736
121,686	57,764
20,189,088	308,941
$322,221,978	$152,939,302

$360,640,636	$163,403,387
(2,914,202)	69,208
(33,235,475)	(3,336,680)
(2,268,981)	(7,196,613)
$322,221,978	$152,939,302

Statements of Assets and Liabilities

FIRST INVESTORS INCOME FUNDS

September 30, 2018

	INVESTMENT GRADE
Net Assets:
Class A	$400,673,091
Class B	$1,475,381
Advisor Class	$180,286,202
Institutional Class	$23,973,669

Shares outstanding (Note 7):
Class A	43,688,094
Class B	161,645
Advisor Class	19,539,214
Institutional Class	2,606,290

Net asset value and redemption price per share - Class A	$9.17

Maximum offering price per share - Class A*	$9.55	+

Net asset value and offering price per share - Class B**	$9.13

Net asset value, offering price and redemption price per share - Advisor Class	$9.23

Net asset value, offering price and redemption price per share - Institutional Class	$9.20

*	On purchases of $100,000 or more, the sales charge is reduced (Note 7).
+	Net asset value/.96
++	Net asset value/.975
**	Redemption price is equal to net asset value less contingent deferred sales charges, if applicable (Note 7).

See notes to financial statements

LIMITED DURATION BOND	STRATEGIC INCOME

$247,902,046	$152,180,119
N/A	N/A
$35,497,983	$759,183
$38,821,949	N/A

27,032,053	16,536,327
N/A	N/A
3,860,298	82,592
4,214,403	N/A

$9.17	$9.20

$9.41++	$9.58+

N/A	N/A

$9.20	$9.19

$9.21	N/A

Statements of Assets and Liabilities

FIRST INVESTORS EQUITY FUNDS

September 30, 2018

	COVERED CALL STRATEGY
Assets
Investments in securities
At identified cost	$304,277,819
At value (Note 1A)	$350,353,234
Cash	8,750,607
Receivables:
Investment securities sold	—
Deposits at broker for futures contracts	—
Dividends and interest	233,815
Shares sold	492,078
Due from broker - variation margin futures	—
Unrealized gain on foreign exchange and futures contracts (Note 5)	—
Other assets	11,236
Total Assets	359,840,970

Liabilities
Options written, at value (Note 5)	4,893,564	(a)
Payables:
Investment securities purchased	—
Shares redeemed	317,835
Unrealized loss on foreign exchange and futures contracts (Note 5)	—
Accrued advisory fees	182,568
Accrued shareholder servicing costs	100,151
Accrued expenses	55,782
Total Liabilities	5,549,900
Net Assets	$354,291,070

Net Assets Consist of:
Capital paid in	$320,427,463
Undistributed net investment income (deficit)	41,035
Accumulated net realized gain (loss) on investments, options and futures contracts, and foreign currency transactions	(12,253,977)
Net unrealized appreciation in value of foreign exchange contracts	—
Net unrealized appreciation in value of investments, options and futures contracts, and foreign currency transactions	46,076,549
Total	$354,291,070

(a)	Premiums received from written options $4,894,698
(b)	Premiums received from written options $608,359

See notes to financial statements

EQUITY INCOME	GLOBAL	GROWTH & INCOME	HEDGED U.S. EQUITY OPPORTUNITIES

$442,100,069	$553,950,158	$1,155,165,548	$134,324,228
$620,670,140	$622,843,301	$1,811,361,224	$152,602,352
735,159	10,977,222	2,939,223	8,711,535

9,425,226	352	22,454,387	414,371
—	—	—	1,559,117
1,080,327	1,022,457	1,913,639	180,322
678,124	337,190	604,657	217,697
—	—	—	180,606
—	—	—	4,522
27,745	23,467	81,570	5,108
632,616,721	635,203,989	1,839,354,700	163,875,630

—	—	—	314,944(b )

—	5,060,104	16,359,174	661,715
796,746	778,999	2,651,864	223,728
—	—	—	158,824
381,037	460,678	1,019,431	141,070
92,652	92,746	272,355	11,040
88,981	152,794	178,410	89,774
1,359,416	6,545,321	20,481,234	1,601,095
$631,257,305	$628,658,668	$1,818,873,466	$162,274,535

$386,775,549	$491,443,528	$917,817,260	$144,032,817
5,666,088	(426,580)	147,252	(4,522)
60,245,597	68,743,418	244,713,278	(170,773)
—	—	—	4,522
178,570,071	68,898,302	656,195,676	18,412,491
$631,257,305	$628,658,668	$1,818,873,466	$162,274,535

Statements of Assets and Liabilities

FIRST INVESTORS EQUITY FUNDS

September 30, 2018

COVERED CALL STRATEGY
Net Assets:
Class A	$237,102,753
Class B	N/A
Advisor Class	$114,275,236
Institutional Class	$2,913,081

Shares outstanding (Note 7):
Class A	20,035,748
Class B	N/A
Advisor Class	9,683,085
Institutional Class	248,452

Net asset value and redemption price per share - Class A	$11.83

Maximum offering price per share - Class A (Net asset value/.9425)*	$12.55

Net asset value and offering price per share - Class B**	N/A

Net asset value, offering price and redemption price per share - Advisor Class	$11.80

Net asset value, offering price and redemption price per share - Institutional Class	$11.72

*	On purchases of $50,000 or more, the sales charge is reduced (Note 7).
**	Redemption price is equal to net asset value less contingent deferred sales charges, if applicable (Note 7).

See notes to financial statements

EQUITY INCOME	GLOBAL	GROWTH & INCOME	HEDGED U.S. EQUITY OPPORTUNITIES

$545,809,676	$393,696,524	$1,653,563,006	$66,745,640
$2,562,369	$2,308,845	$12,023,297	N/A
$80,386,663	$228,234,226	$142,219,752	$94,954,783
$2,498,597	$4,419,073	$11,067,411	$574,112

49,215,234	44,687,671	67,733,492	5,607,046
236,488	339,418	531,609	N/A
7,204,151	25,268,335	5,785,549	7,922,161
224,789	486,461	451,449	47,783

$11.09	$8.81	$24.41	$11.90

$11.77	$9.35	$25.90	$12.63

$10.84	$6.80	$22.62	N/A

$11.16	$9.03	$24.58	$11.99

$11.12	$9.08	$24.52	$12.01

Statements of Assets and Liabilities

FIRST INVESTORS EQUITY FUNDS

September 30, 2018

INTERNATIONAL
Assets
Investments in securities:
At identified cost	$320,764,950
At value (Note 1A)	$397,223,890
Cash	2,623,147
Receivables:
Investment securities sold	1,886,242
Options contracts written	—
Dividends and interest	1,309,631
Shares sold	434,578
Other assets	16,018
Total Assets	403,493,506

Liabilities
Options written, at value (Note 5)	—
Payables:
Investment securities purchased	1,379,222
Shares redeemed	559,075
Accrued advisory fees	319,751
Accrued shareholder servicing costs	74,521
Accrued expenses	102,209
Total Liabilities	2,434,778
Net Assets	$401,058,728

Net Assets Consist of:
Capital paid in	$308,582,545
Undistributed net investment income (deficit)	619,607
Accumulated net realized gain (loss) on investments and options	15,409,852
Net unrealized appreciation in value of investments and options	76,446,724
Total	$401,058,728

(c)	Premiums received from written options $15,158,255

See notes to financial statements

OPPORTUNITY	PREMIUM INCOME		SELECT GROWTH	SPECIAL SITUATIONS	TOTAL RETURN

$831,062,749	$90,528,036		$563,115,366	$574,075,418	$759,197,842
$1,168,428,966	$92,991,814		$774,333,425	$729,531,025	$942,639,784
3,757,978	2,959,265		1,481,893	3,987,958	8,428,592

1,074,931	—		—	438,686	18,520,717
—	50,094		—	—	—
983,561	122,182		230,349	603,980	4,104,899
778,084	380,091		1,361,683	798,697	270,863
49,025	2,452		29,290	28,503	42,700
1,175,072,545	96,505,898		777,436,640	735,388,849	974,007,555

—	16,483,450(c	)	—	—	—

615,869	—		—	—	40,839,870
1,637,792	71,896		1,127,405	1,084,364	1,125,279
678,372	46,726		457,226	483,225	532,841
174,773	9,635		80,627	127,073	150,826
176,624	159,172		75,177	88,166	264,346
3,283,430	16,770,879		1,740,435	1,782,828	42,913,162
$1,171,789,115	$79,735,019		$775,696,205	$733,606,021	$931,094,393

$752,027,540	$78,952,780		$528,419,206	$496,813,164	$693,711,356
10,465,942	19,288		—	812,257	(4,254,853)
71,929,416	(375,632)		36,058,940	80,524,993	58,195,948
337,366,217	1,138,583		211,218,059	155,455,607	183,441,942
$1,171,789,115	$79,735,019		$775,696,205	$733,606,021	$931,094,393

Statements of Assets and Liabilities

FIRST INVESTORS EQUITY FUNDS

September 30, 2018

INTERNATIONAL
Net Assets:
Class A	$259,683,213
Class B	$1,238,639
Advisor Class	$136,627,872
Institutional Class	$3,509,004

Shares outstanding (Note 7):
Class A	16,279,851
Class B	83,823
Advisor Class	8,412,367
Institutional Class	215,340

Net asset value and redemption price per share - Class A	$15.95

Maximum offering price per share - Class A (Net asset value/.9425)*	$16.92

Net asset value and offering price per share - Class B**	$14.78

Net asset value, offering price and redemption price per share - Advisor Class	$16.24

Net asset value, offering price and redemption price per share - Institutional Class	$16.30

*	On purchases of $50,000 or more, the sales charge is reduced (Note 7).
**	Redemption price is equal to net asset value less contingent deferred sales charges, if applicable (Note 7).

See notes to financial statements

OPPORTUNITY	PREMIUM INCOME	SELECT GROWTH	SPECIAL SITUATIONS	TOTAL RETURN

$1,010,312,228	$41,688,194	$570,309,134	$580,730,424	$889,472,596
$6,202,331	N/A	$2,996,599	$2,626,399	$6,060,701
$149,481,443	$34,169,762	$194,554,038	$140,656,920	$1,006,022
$5,793,113	$3,877,063	$7,836,434	$9,592,278	$34,555,074

24,022,184	4,061,541	41,905,900	17,800,692	43,991,035
192,833	N/A	266,738	108,162	304,354
3,483,708	3,329,081	14,011,536	4,259,133	49,517
135,128	381,523	561,147	288,470	1,695,648

$42.06	$10.26	$13.61	$32.62	$20.22

$44.63	$10.89	$14.44	$34.61	$21.45

$32.16	N/A	$11.23	$24.28	$19.91

$42.91	$10.26	$13.89	$33.02	$20.32

$42.87	$10.16	$13.97	$33.25	$20.38

Statements of Operations

FIRST INVESTORS INCOME FUNDS

Year Ended September 30, 2018

FLOATING RATE
Investment Income
Interest income	$9,093,867
Expenses (Notes 1 and 3):
Advisory fees	1,251,189
Distribution plan expenses-Class A	197,733
Distribution plan expenses-Class B	N/A
Shareholder servicing costs-Class A	123,357
Shareholder servicing costs-Class B	N/A
Shareholder servicing costs-Advisor Class	162,843
Shareholder servicing costs-Institutional Class	7,712
Professional fees	49,800
Custodian fees	73,253
Registration fees	56,200
Reports to shareholders	17,714
Trustees' fees	12,015
Other expenses	42,520
Total expenses	1,994,336
Less: Expenses waived and/or assumed (Note 3)	(43,361)
Expenses paid indirectly (Note 1G)	(2,578)
Net expenses	1,948,397
Net investment income	7,145,470

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 2 and 5):
Net realized gain (loss) on:
Investments	691,427
Foreign currency transactions	—
Net realized gain (loss) on investments and foreign currency transactions	691,427
Net unrealized appreciation (depreciation) on:
Investments	366,130
Foreign currency transactions	—
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	366,130
Net gain (loss) on investments and foreign currency transactions	1,057,557
Net Increase (Decrease) in Net Assets Resulting from Operations	$8,203,027

(a)	Net of $15,775 foreign taxes withheld

See notes to financial statements

FUND FOR INCOME	GOVERNMENT CASH MANAGEMENT	INTERNATIONAL OPPORTUNITIES BOND

$39,023,185	$2,179,597	$5,721,272(a )

4,969,690	689,911	1,099,638
1,634,823	N/A	176,228
20,093	888	N/A
880,102	496,107	119,416
5,214	619	N/A
150,179	N/A	145,273
16,533	749	2,782
106,100	56,701	43,801
34,157	13,776	60,543
77,000	69,999	58,000
46,921	22,424	22,681
40,579	8,007	8,520
91,107	30,773	24,992
8,072,498	1,389,954	1,761,874
(156,236)	(559,073)	—
(9,754)	(2,378)	(616)
7,906,508	828,503	1,761,258
31,116,677	1,351,094	3,960,014

2,892,551	—	834,220
—	—	(3,149,267)
2,892,551	—	(2,315,047)

(22,306,970)	—	(8,107,144)
—	—	(377,060)
(22,306,970)	—	(8,484,204)
(19,414,419)	—	(10,799,251)
$11,702,258	$1,351,094	$(6,839,237)

Statements of Operations

FIRST INVESTORS INCOME FUNDS

Year Ended September 30, 2018

INVESTMENT GRADE
Investment Income
Interest	$23,852,414
Dividends from affiliate (Note 2)	—
Total income	23,852,414
Expenses (Notes 1 and 3):
Advisory fees	4,048,002
Distribution plan expenses-Class A	1,301,693
Distribution plan expenses-Class B	17,441
Shareholder servicing costs-Class A	682,487
Shareholder servicing costs-Class B	5,601
Shareholder servicing costs-Advisor Class	173,509
Shareholder servicing costs-Institutional Class	7,426
Professional fees	91,401
Custodian fees	14,648
Registration fees	82,000
Reports to shareholders	47,707
Trustees' fees	36,244
Other expenses	80,083
Total expenses	6,588,242
Less: Expenses waived and/or assumed (Note 3)	(655,188)
Expenses paid indirectly (Note 1G)	(6,272)
Net expenses	5,926,782
Net investment income	17,925,632

Realized and Unrealized Gain (Loss) on Investments, Affiliate and Futures Contracts (Notes 2 and 5):
Net realized loss on:
Investments	(1,645,013)
Futures contracts	—
Affiliate	—
Net realized loss on investments, affiliate and futures contracts	(1,645,013)
Net unrealized depreciation on:
Investments	(26,239,627)
Affiliate	—
Net unrealized depreciation on investments and affiliate	(26,239,627)
Net loss on investments, affiliate and futures contracts	(27,884,640)
Net Decrease in Net Assets Resulting from Operations	$(9,959,008)

See notes to financial statements

LIMITED DURATION BOND	STRATEGIC INCOME

$1,235,925	$73,339
—	6,205,598
1,235,925	6,278,937

664,623	80,076
199,352	478,102
N/A	N/A
93,878	215,302
N/A	N/A
68,216	672
10,690	N/A
40,900	37,664
9,111	10,095
65,000	43,500
26,214	10,780
6,138	9,418
67,685	15,285
1,251,807	900,894
(289,905)	—
(1,641)	(1,986)
960,261	898,908
275,664	5,380,029

(409,139)	(84)
12,003	—
—	(1,108,803)
(397,136)	(1,108,887)

(185,198)	(85,116)
—	(4,391,296)
(185,198)	(4,476,412)
(582,334)	(5,585,299)
$(306,670)	$(205,270)

Statements of Operations

FIRST INVESTORS EQUITY FUNDS

Year Ended September 30, 2018

COVERED CALL STRATEGY
Investment Income
Dividends	$7,637,442
Interest	—
Total income	7,637,442
Expenses (Notes 1 and 3):
Advisory fees	2,707,342
Distribution plan expenses-Class A	515,885
Distribution plan expenses-Class B	N/A
Shareholder servicing costs-Class A	358,296
Shareholder servicing costs-Class B	N/A
Shareholder servicing costs-Advisor Class	215,144
Shareholder servicing costs-Institutional Class	1,577
Professional fees	33,999
Custodian fees	13,540
Registration fees	74,999
Reports to shareholders	35,014
Trustees' fees	19,548
Other expenses	47,524
Total expenses	4,022,868
Less: Expenses (waived and/or assumed) repaid to advisor (Note 3)	(36,426)
Expenses paid indirectly (Note 1G)	(4,040)
Net expenses	3,982,402
Net investment income (loss)	3,655,040

Realized and Unrealized Gain (Loss)on Investments, Options and Futures Contracts, and Foreign Currency Transactions (Note 2 and 5):
Net realized gain (loss) on:
Investments	7,274,207
Options contracts	(18,387,467)
Futures contracts	—
Foreign currency transactions	—
Net realized gain (loss) on investments, options and futures contracts, and foreign currency transactions	(11,113,260)
Net unrealized appreciation (depreciation) on:
Investments	26,472,430
Options contracts	2,118,516
Futures contracts	—
Foreign currency transactions	—
Net unrealized appreciation (depreciation) on investments, options, futures contracts, and foreign currency transactions	28,590,946
Net gain on investments, options, futures contracts, and foreign currency transactions	17,477,686
Net Increase in Net Assets Resulting from Operations	$21,132,726

(a)	Net of $80,113 foreign taxes withheld
(b)	Net of $395,835 foreign taxes withheld
(c)	Net of $224,519 foreign taxes withheld
(d)	Net of $11,677 foreign taxes withheld

See notes to financial statements

EQUITY INCOME	GLOBAL	GROWTH & INCOME	HEDGED U.S. EQUITY OPPORTUNITIES

$23,148,119(a )	$7,807,987(b )	$41,247,766(c )	$1,762,606(d )
256,847	102,642	527,337	—
23,404,966	7,910,629	41,775,103	1,762,606

4,694,633	5,854,389	12,694,612	1,293,646
1,682,341	1,182,624	5,056,141	136,159
27,016	24,678	129,729	N/A
741,811	641,699	2,283,314	91,592
7,365	6,423	28,884	N/A
60,834	162,325	129,978	42,810
742	1,278	3,402	198
62,524	58,551	145,100	29,299
18,169	125,382	55,483	51,534
81,000	84,300	103,001	75,000
38,241	54,363	92,609	10,882
37,784	35,771	109,758	6,341
52,580	83,531	111,579	47,980
7,505,040	8,315,314	20,943,590	1,785,441
—	(302,998)	—	1,932
(12,500)	(6,539)	(25,860)	(1,226)
7,492,540	8,005,777	20,917,730	1,786,147
15,912,426	(95,148)	20,857,373	(23,541)

65,949,264	76,894,866	251,442,108	4,515,618
217,224	—	—	(320,143)
—	—	—	(2,753,716)
—	(445,172)	—	10,201
66,166,488	76,449,694	251,442,108	1,451,960

(28,242,688)	(14,156,614)	(88,486,835)	11,219,167
(12,464)	—	—	(419,997)
—	—	—	312,028
—	—	—	1,192
(28,255,152)	(14,156,614)	(88,486,835)	11,112,390
37,911,336	62,293,080	162,955,273	12,564,350
$53,823,762	$62,197,932	$183,812,646	$12,540,809

Statements of Operations

FIRST INVESTORS EQUITY FUNDS

Year Ended September 30, 2018

INTERNATIONAL
Investment Income
Dividends	$6,287,603(e )
Interest	151,193
Total income	6,438,796
Expenses (Notes 1 and 3):
Advisory fees	3,787,159
Distribution plan expenses-Class A	769,992
Distribution plan expenses-Class B	13,606
Shareholder servicing costs-Class A	529,569
Shareholder servicing costs-Class B	4,354
Shareholder servicing costs-Advisor Class	160,426
Shareholder servicing costs-Institutional Class	1,034
Professional fees	45,199
Custodian fees	84,335
Registration fees	78,000
Reports to shareholders	44,421
Trustees' fees	22,563
Other expenses	53,514
Total expenses	5,594,172
Less: Expenses waived and/or assumed (Note 3)	—
Expenses paid indirectly (Note 1G)	(1,641)
Net expenses	5,592,531
Net investment income	846,265

Realized and Unrealized Gain (Loss) on Investments (Note 2):
Net realized gain (loss) on:
Investments	28,963,774
Options contracts	—
Foreign currency transactions	(226,614)
Net realized gain (loss) on investments, option contracts and foreign currency transactions	28,737,160
Net unrealized appreciation (depreciation) of:
Investments	(23,071,670)
Options contracts	—
Foreign currency transactions	(13,569)
Net unrealized appreciation (depreciation) of investments, option contracts and foreign currency transactions	(23,085,239)
Net gain on investments	5,651,921
Net Increase in Net Assets Resulting from Operations	$6,498,186

(e)	Net of $689,510 foreign taxes withheld
(f)	Net of $88,272 foreign taxes withheld
(g)	Net of $2,990 foreign taxes withheld
(h)	Net of $67,470 foreign taxes withheld

See notes to financial statements

OPPORTUNITY	PREMIUM INCOME	SELECT GROWTH	SPECIAL SITUATIONS	TOTAL RETURN

$24,372,285(f )	$602,763	$7,378,310	$9,885,023(g )	$13,445,932(h )
256,351	—	130,768	163,709	11,335,141
24,628,636	602,763	7,509,078	10,048,732	24,781,073

8,028,366	168,970	4,708,130	5,717,700	6,310,785
3,082,319	24,997	1,517,302	1,725,063	2,603,642
68,664	N/A	31,124	28,385	64,627
1,647,078	20,005	732,615	934,866	1,209,818
15,183	N/A	6,634	6,877	12,906
159,867	4,033	81,252	180,675	1,043
1,824	1,398	1,955	2,839	10,177
96,267	97,200	52,329	60,275	91,901
34,590	6,000	14,638	25,823	31,452
111,000	60,000	89,000	85,001	90,000
90,776	1,923	43,106	62,461	44,508
66,619	1,020	37,007	42,476	53,057
72,333	6,499	50,387	58,448	103,022
13,474,886	392,045	7,365,479	8,930,889	10,626,938
—	(155,760)	—	—	—
(17,899)	—	(7,107)	(13,532)	(15,933)
13,456,987	236,285	7,358,372	8,917,357	10,611,005
11,171,649	366,478	150,706	1,131,375	14,170,068

75,396,234	77,401	36,073,320	82,755,122	63,414,992
—	(453,033)	—	—	—
—	—	—	—	—
75,396,234	(375,632)	36,073,320	82,755,122	63,414,992

(14,746,162)	2,463,778	98,924,921	(31,396,357)	(30,583,626)
—	(1,325,195)	—	—	—
—	—	—	—	—
(14,746,162)	1,138,583	98,924,921	(31,396,357)	(30,583,626)
60,650,072	762,951	134,998,241	51,358,765	32,831,366
$71,821,721	$1,129,429	$135,148,947	$52,490,140	$47,001,434

Statements of Changes in Net Assets

FIRST INVESTORS INCOME FUNDS

	FLOATING RATE
Year Ended September 30	2018	2017
Increase (Decrease) in Net Assets From Operations
Net investment income	$7,145,470	$4,877,492
Net realized gain (loss) on investments and foreign currency transactions	691,427	506,695
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	366,130	191,917
Net increase (decrease) in net assets resulting from operations	8,203,027	5,576,104

Dividends to Shareholders
Net investment income-Class A	(2,208,169)	(2,083,709)
Net investment income-Class B	N/A	N/A
Net investment income-Advisor Class	(4,156,168)	(2,514,716)
Net investment income-Institutional Class	(967,368)	(695,405)
Total dividends	(7,331,705)	(5,293,830)

Share Transactions
Class A:
Proceeds from shares sold	17,357,693	19,572,438
Reinvestment of dividends	2,103,112	1,995,483
Cost of shares redeemed	(17,921,450)	(16,136,415)
	1,539,355	5,431,506
Class B:
Proceeds from shares sold	N/A	N/A
Reinvestment of dividends	N/A	N/A
Cost of shares redeemed	N/A	N/A
	N/A	N/A
Advisor Class:
Proceeds from shares sold	61,262,253	44,356,222
Reinvestment of dividends	4,032,114	2,506,209
Cost of shares redeemed	(19,959,407)	(9,907,811)
	45,334,960	36,954,620
Institutional Class
Proceeds from shares sold	12,262,644	13,827,603
Reinvestment of dividends	30,703	24,082
Cost of shares redeemed	(1,657,595)	(4,060,363)
	10,635,752	9,791,322
Net increase (decrease) from share transactions	57,510,067	52,177,448
Net increase (decrease) in net assets	58,381,389	52,459,722

Net Assets
Beginning of year	187,003,614	134,543,892
End of year+	$245,385,003	$187,003,614
+Includes undistributed net investment income (deficit) of	$(39,540)	$(163,792)

See notes to financial statements

FUND FOR INCOME		GOVERNMENT CASH MANAGEMENT		INTERNATIONAL OPPORTUNITIES BOND
2018	2017	2018	2017	2018	2017

$31,116,677	$32,364,116	$1,351,094	$100,143	$3,960,014	$3,151,702
2,892,551	14,665,726	—	—	(2,315,047)	1,976,439
(22,306,970)	1,058,678	—	—	(8,484,204)	1,277,498
11,702,258	48,088,520	1,351,094	100,143	(6,839,237)	6,405,639

(27,698,833)	(28,276,744)	(1,328,144)	(98,406)	(1,886,224)	(949,007)
(85,725)	(104,124)	(163)	—	N/A	N/A
(4,671,312)	(3,365,654)	N/A	N/A	(2,402,791)	(1,108,952)
(2,952,485)	(3,563,174)	(22,787)	(1,737)	(271,216)	(170,411)
(35,408,355)	(35,309,696)	(1,351,094)	(100,143)	(4,560,231)	(2,228,370)

35,731,994	48,739,034	270,861,015	237,067,138	11,126,773	6,893,066
23,989,477	24,445,941	1,284,209	94,891	1,808,009	912,178
(89,758,885)	(81,958,579)	(245,529,644)	(232,120,074)	(14,137,804)	(15,017,955)
(30,037,414)	(8,773,604)	26,615,580	5,041,955	(1,203,022)	(7,212,711)

126,756	107,501	85,114	234,482	N/A	N/A
67,913	83,643	163	—	N/A	N/A
(695,133)	(799,349)	(144,650)	(321,734)	N/A	N/A
(500,464)	(608,205)	(59,373)	(87,252)	N/A	N/A

39,762,430	21,499,769	N/A	N/A	37,576,303	23,297,688
4,509,257	3,331,094	N/A	N/A	1,992,072	1,107,823
(34,950,872)	(20,618,681)	N/A	N/A	(14,261,300)	(9,400,690)
9,320,815	4,212,182	N/A	N/A	25,307,075	15,004,821

11,973,731	37,313,292	1,640,026	981,622	5,921,591	4,726,374
324,515	170,801	20,317	1,737	20,279	12,245
(55,406,840)	(22,408,501)	(4,053,823)	(1,432,697)	(3,839,839)	(4,589,624)
(43,108,594)	15,075,592	(2,393,480)	(449,338)	2,102,031	148,995
(64,325,657)	9,905,965	24,162,727	4,505,365	26,206,084	7,941,105
(88,031,754)	22,684,789	24,162,727	4,505,365	14,806,616	12,118,374

727,173,874	704,489,085	129,634,688	125,129,323	136,612,464	124,494,090
$639,142,120	$727,173,874	$153,797,415	$129,634,688	$151,419,080	$136,612,464
$(2,879,872)	$(2,583,260)	$—	$—	$(880,816)	$2,584,441

Statements of Changes in Net Assets

FIRST INVESTORS INCOME FUNDS

	FLOATING RATE
Year Ended September 30	2018	2017
Shares Issued and Redeemed
Class A:
Sold	1,791,647	2,022,863
Issued for dividends reinvested	217,095	206,256
Redeemed	(1,850,470)	(1,668,028)
Net increase (decrease) in Class A shares outstanding	158,272	561,091

Class B:
Sold	N/A	N/A
Issued for dividends reinvested	N/A	N/A
Redeemed	N/A	N/A
Net decrease in Class B shares outstanding	N/A	N/A

Advisor Class:
Sold	6,320,958	4,584,134
Issued for dividends reinvested	415,961	259,046
Redeemed	(2,058,862)	(1,024,184)
Net increase in Advisor Class shares outstanding	4,678,057	3,818,996

Institutional Class:
Sold	1,264,275	1,430,225
Issued for dividends reinvested	3,169	2,492
Redeemed	(171,044)	(420,736)
Net increase (decrease) in Institutional Class shares outstanding	1,096,400	1,011,981

See notes to financial statements

FUND FOR INCOME		GOVERNMENT CASH MANAGEMENT		INTERNATIONAL OPPORTUNITIES BOND
2018	2017	2018	2017	2018	2017

14,449,467	19,557,429	270,861,015	237,067,138	1,202,274	755,813
9,735,758	9,789,318	1,284,209	94,891	194,863	96,323
(36,347,934)	(32,899,756)	(245,529,644)	(232,120,074)	(1,541,669)	(1,658,321)
(12,162,709)	(3,553,009)	26,615,580	5,041,955	(144,532)	(806,185)

51,091	43,176	85,114	234,482	N/A	N/A
27,480	33,479	163	—	N/A	N/A
(279,926)	(324,958)	(144,650)	(321,734)	N/A	N/A
(201,355)	(248,303)	(59,373)	(87,252)	N/A	N/A

16,125,451	8,615,120	N/A	N/A	4,081,995	2,556,618
1,833,501	1,334,256	N/A	N/A	212,335	116,124
(14,292,625)	(8,402,016)	N/A	N/A	(1,560,329)	(1,024,846)
3,666,327	1,547,360	N/A	N/A	2,734,001	1,647,896

4,841,690	14,940,723	1,640,026	981,622	629,288	524,480
130,520	68,143	20,317	1,737	2,165	1,279
(22,365,155)	(9,005,052)	(4,053,823)	(1,432,697)	(428,971)	(513,536)
(17,392,945)	6,003,814	(2,393,480)	(449,338)	202,482	12,223

Statements of Changes in Net Assets

FIRST INVESTORS INCOME FUNDS

	INVESTMENT GRADE
Year Ended September 30	2018	2017
Increase (Decrease) in Net Assets From Operations
Net investment income	$17,925,632	$16,586,332
Net realized gain (loss) on investments and futures contracts	(1,645,013)	2,274,276
Net unrealized appreciation (depreciation) of investments and futures contracts	(26,239,627)	(11,799,740)
Net unrealized appreciation (depreciation) of affiliate (Note 2)	—	—
Net increase (decrease) in net assets resulting from operations	(9,959,008)	7,060,868

Dividends to Shareholders
Net investment income-Class A	(15,179,813)	(15,914,378)
Net investment income-Class B	(45,111)	(60,406)
Net investment income-Advisor Class	(5,965,579)	(3,815,384)
Net investment income-Institutional Class	(970,661)	(1,164,966)
Total dividends	(22,161,164)	(20,955,134)

Share Transactions
Class A:
Proceeds from shares sold	42,681,411	61,465,866
Reinvestment of dividends	14,260,185	14,913,130
Cost of shares redeemed	(96,469,770)	(78,881,456)
Shares issued from merger	—	—
	(39,528,174)	(2,502,460)
Class B:
Proceeds from shares sold	188,297	401,194
Reinvestment of dividends	44,209	58,469
Cost of shares redeemed	(847,464)	(1,116,565)
Shares issued from merger	—	—
	(614,958)	(656,902)
Advisor Class:
Proceeds from shares sold	67,872,202	62,781,202
Reinvestment of dividends	5,728,814	3,804,200
Cost of shares redeemed	(21,719,878)	(12,364,180)
Shares issued from merger	—	—
	51,881,138	54,221,222
Institutional Class
Proceeds from shares sold	4,522,217	2,672,181
Reinvestment of dividends	69,351	67,704
Cost of shares redeemed	(5,422,878)	(7,256,733)
Shares issued from merger	—	—
	(831,310)	(4,516,848)
Net increase (decrease) from share transactions	10,906,696	46,545,012
Net increase (decrease) in net assets	(21,213,476)	32,650,746
Net Assets
Beginning of year	627,621,819	594,971,073
End of year+	$606,408,343	$627,621,819
+Includes undistributed net investment income (deficit) of	$(11,310,857)	$(12,385,857)

See notes to financial statements

LIMITED DURATION BOND		STRATEGIC INCOME
2018	2017	2018	2017

$275,664	$1,329,506	$5,380,029	$5,095,776
(397,136)	(152,663)	(1,108,887)	(243,666)
(185,198)	(639,208)	(85,116)	77,283
—	—	(4,391,296)	958,049
(306,670)	537,635	(205,270)	5,887,442

(1,772,750)	(1,275,364)	(5,462,343)	(4,937,441)
N/A	N/A	N/A	N/A
(1,003,221)	(1,124,965)	(29,421)	(24,178)
(1,078,886)	(668,870)	N/A	N/A
(3,854,857)	(3,069,199)	(5,491,764)	(4,961,619)

20,386,749	28,509,300	25,716,213	34,639,076
1,726,388	1,246,526	5,225,611	4,732,036
(21,855,129)	(14,203,767)	(35,879,785)	(26,691,084)
186,810,690	—	—	—
187,068,698	15,552,059	(4,937,961)	12,680,028

N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A

10,192,449	13,309,489	276,262	673,565
971,339	1,109,557	28,321	18,696
(6,712,312)	(32,421,165)	(482,278)	(151,144)
485,702	—	—	—
4,937,178	(18,002,119)	(177,695)	541,117

18,363,649	19,542,286	N/A	N/A
6,137	5,615	N/A	N/A
(19,537,354)	(305,440)	N/A	N/A
1,024	—	N/A	N/A
(1,166,544)	19,242,461	N/A	N/A
190,839,332	16,792,401	(5,115,656)	13,221,145
186,677,805	14,260,837	(10,812,690)	14,146,968

135,544,173	121,283,336	163,751,992	149,605,024
$322,221,978	$135,544,173	$152,939,302	$163,751,992
$(2,914,202)	$(2,192,436)	$69,208	$180,943

Statements of Changes in Net Assets

FIRST INVESTORS INCOME FUNDS

	INVESTMENT GRADE
Year Ended September 30	2018	2017
Shares Issued and Redeemed
Class A:
Sold	4,532,773	6,384,045
Issued for dividends reinvested	1,521,041	1,548,716
Redeemed	(10,297,688)	(8,193,164)
Shares issued from merger	—	—
Net increase (decrease) in Class A shares outstanding	(4,243,874)	(260,403)

Class B:
Sold	19,966	41,679
Issued for dividends reinvested	4,735	6,110
Redeemed	(90,020)	(116,646)
Shares issued from merger	—	N/A
Net decrease in Class B shares outstanding	(65,319)	(68,857)

Advisor Class:
Sold	7,214,671	6,505,014
Issued for dividends reinvested	609,298	392,866
Redeemed	(2,317,779)	(1,278,296)
Shares issued from merger	—	—
Net increase (decrease) in Advisor Class shares outstanding	5,506,190	5,619,584

Institutional Class:
Sold	469,939	277,663
Issued for dividends reinvested	7,379	7,013
Redeemed	(568,845)	(750,208)
Shares issued from merger	—	—
Net increase (decrease) in Institutional Class shares outstanding	(91,527)	(465,532)

See notes to financial statements

LIMITED DURATION BOND		STRATEGIC INCOME
2018	2017	2018	2017

2,201,214	2,993,642	2,751,301	3,665,904
186,493	131,129	559,375	499,484
(2,359,440)	(1,493,876)	(3,850,452)	(2,820,332)
20,370,413	—	—	—
20,398,680	1,630,895	(539,776)	1,345,056

N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A

1,094,702	1,394,264	29,671	71,470
104,635	116,326	3,038	1,974
(722,594)	(3,404,372)	(51,305)	(16,057)
52,807	—	—	—
529,550	(1,893,782)	(18,596)	57,387

1,982,606	2,049,150	N/A	N/A
660	588	N/A	N/A
(2,084,636)	(31,987)	N/A	N/A
111	—	N/A	N/A
(101,259)	2,017,751	N/A	N/A

Statements of Changes in Net Assets

FIRST INVESTORS EQUITY FUNDS

	COVERED CALL STRATEGY
Year Ended September 30	2018	2017
Increase (Decrease) in Net Assets From Operations
Net investment income (loss)	$3,655,040	$2,633,458
Net realized gain (loss) on investments, options contracts and foreign currency transactions	(11,113,260)	(637,556)
Net unrealized appreciation (depreciation) of investments, options contracts, and foreign currency transactions	28,590,946	15,531,537
Net increase in net assets resulting from operations	21,132,726	17,527,439

Distributions to Shareholders
Net investment income-Class A	(1,952,791)	(1,362,794)
Net investment income-Class B	N/A	N/A
Net investment income-Advisor Class	(1,622,620)	(1,157,434)
Net investment income-Institutional Class	(70,317)	(97,118)
Net realized gains-Class A	—	(139,400)
Net realized gains-Class B	N/A	N/A
Net realized gains-Advisor Class	—	(90,537)
Net realized gains-Institutional Class	—	(7,569)
Total distributions	(3,645,728)	(2,854,852)

Share Transactions
Class A:
Proceeds from shares sold	94,094,747	120,901,915
Reinvestment of distributions	1,920,181	1,481,088
Cost of shares redeemed	(37,816,465)	(12,548,151)
	58,198,463	109,834,852
Class B:
Proceeds from shares sold	N/A	N/A
Reinvestment of distributions	N/A	N/A
Cost of shares redeemed	N/A	N/A
	N/A	N/A
Advisor Class
Proceeds from shares sold	78,790,539	76,007,680
Reinvestment of distributions	1,471,618	1,187,791
Cost of shares redeemed	(80,989,357)	(12,464,429)
	(727,200)	64,731,042
Institutional Class
Proceeds from shares sold	4,814,072	2,958,902
Reinvestment of distributions	53,560	26,464
Cost of shares redeemed	(9,324,730)	(291,292)
	(4,457,098)	2,694,074
Net increase (decrease) from share transactions	53,014,165	177,259,968
Net increase (decrease) in net assets	70,501,163	191,932,555

Net Assets
Beginning of year	283,789,907	91,857,352
End of year+	$354,291,070	$283,789,907
+Includes undistributed net investment income (deficit) of	$41,035	$31,723

See notes to financial statements

EQUITY INCOME		GLOBAL		GROWTH & INCOME
2018	2017	2018	2017	2018	2017

$15,912,426	$9,990,134	$(95,148)	$2,340,520	$20,857,373	$20,740,825
66,166,488	18,636,854	76,449,694	57,332,738	251,442,108	79,625,849
(28,255,152)	54,893,753	(14,156,614)	32,286,780	(88,486,835)	135,711,245
53,823,762	83,520,741	62,197,932	91,960,038	183,812,646	236,077,919

(8,670,001)	(11,273,714)	(1,904,849)	(511,315)	(22,103,552)	(26,399,032)
(25,598)	(36,046)	(11,555)	(608)	(49,489)	(106,278)
(1,505,409)	(1,323,504)	(1,156,269)	(438,669)	(2,741,388)	(3,214,231)
(45,395)	(92,288)	(22,952)	(8,341)	(192,263)	(211,869)
(18,700,796)	(9,458,693)	(27,517,933)	—	(66,425,749)	(54,318,955)
(94,816)	(60,661)	(225,878)	—	(577,823)	(594,347)
(2,533,033)	(1,034,281)	(14,205,335)	—	(6,908,711)	(4,880,138)
(76,275)	(114,200)	(273,391)	—	(435,766)	(354,035)
(31,651,323)	(23,393,387)	(45,318,162)	(958,933)	(99,434,741)	(90,078,885)

44,822,381	59,467,706	34,440,747	30,039,159	105,256,985	134,434,194
27,012,430	20,445,699	29,037,446	503,982	87,791,227	80,062,251
(110,386,174)	(97,241,265)	(59,239,612)	(49,742,939)	(292,506,030)	(259,016,736)
(38,551,363)	(17,327,860)	4,238,581	(19,199,798)	(99,457,818)	(44,520,291)

201,399	388,601	219,425	264,229	1,021,175	1,251,634
120,221	96,533	237,434	608	624,919	698,021
(855,935)	(1,230,597)	(785,500)	(990,232)	(4,493,704)	(5,872,934)
(534,315)	(745,463)	(328,641)	(725,395)	(2,847,610)	(3,923,279)

28,883,060	26,199,816	71,565,214	56,793,376	52,008,514	59,881,381
3,361,847	2,338,792	14,647,751	436,620	9,135,941	8,040,009
(26,068,634)	(17,859,121)	(56,286,039)	(66,051,439)	(91,647,543)	(45,818,902)
6,176,273	10,679,487	29,926,926	(8,821,443)	(30,503,088)	22,102,488

1,347,183	4,873,757	572,083	483,915	887,827	954,437
121,670	109,108	296,343	8,341	628,029	565,904
(1,209,375)	(5,789,919)	(383,485)	(558,623)	(1,802,340)	(2,140,286)
259,478	(807,054)	484,941	(66,367)	(286,484)	(619,945)
(32,649,927)	(8,200,890)	34,321,807	(28,813,003)	(133,095,000)	(26,961,027)
(10,477,488)	51,926,464	51,201,577	62,188,102	(48,717,095)	119,038,007

641,734,793	589,808,329	577,457,091	515,268,989	1,867,590,561	1,748,552,554
$631,257,305	$641,734,793	$628,658,668	$577,457,091	$1,818,873,466	$1,867,590,561
$5,666,088	$—	$(426,580)	$1,961,440	$147,252	$4,376,571

Statements of Changes in Net Assets

FIRST INVESTORS EQUITY FUNDS

	COVERED CALL STRATEGY
Year Ended September 30	2018	2017
Shares Issued and Redeemed
Class A:
Sold	8,228,315	11,272,774
Issued for distributions reinvested	168,270	135,329
Redeemed	(3,301,288)	(1,151,656)
Net increase (decrease) in Class A shares outstanding	5,095,297	10,256,447

Class B:
Sold	N/A	N/A
Issued for distributions reinvested	N/A	N/A
Redeemed	N/A	N/A
Net decrease in Class B shares outstanding	N/A	N/A

Advisor Class
Sold	6,898,774	7,060,934
Issued for distributions reinvested	129,933	109,184
Redeemed	(7,147,405)	(1,152,999)
Net increase (decrease) in Advisor Class shares outstanding	(118,698)	6,017,119

Institutional Class:
Sold	414,848	274,157
Issued for distributions reinvested	4,796	2,423
Redeemed	(827,929)	(27,013)
Net increase (decrease) in Institutional Class shares outstanding	(408,285)	249,567

See notes to financial statements

EQUITY INCOME		GLOBAL		GROWTH & INCOME
2018	2017	2018	2017	2018	2017

4,119,724	5,839,599	3,964,795	3,825,654	4,423,019	6,090,140
2,490,655	2,010,968	3,469,229	68,944	3,692,262	3,713,906
(10,148,853)	(9,559,888)	(6,828,948)	(6,357,116)	(12,290,013)	(11,744,645)
(3,538,474)	(1,709,321)	605,076	(2,462,518)	(4,174,732)	(1,940,599)

18,977	39,050	32,543	42,603	46,327	61,214
11,300	9,780	36,528	104	28,301	35,415
(80,753)	(123,729)	(116,586)	(159,084)	(204,976)	(288,223)
(50,476)	(74,899)	(47,515)	(116,377)	(130,348)	(191,594)

2,642,494	2,551,165	8,059,994	7,098,039	2,169,824	2,680,319
308,539	229,751	1,711,186	58,764	381,959	367,930
(2,396,645)	(1,735,500)	(6,358,513)	(8,060,119)	(3,879,094)	(2,050,426)
554,388	1,045,416	3,412,667	(903,316)	(1,327,311)	997,823

123,985	506,702	64,095	59,751	37,066	43,161
11,208	10,632	34,458	1,117	26,328	26,082
(114,962)	(563,132)	(42,873)	(70,450)	(75,271)	(96,837)
20,231	(45,798)	55,680	(9,582)	(11,877)	(27,594)

Statements of Changes in Net Assets

FIRST INVESTORS EQUITY FUNDS

	HEDGED U.S. EQUITY OPPORTUNITIES
Year Ended September 30	2018	2017
Increase (Decrease) in Net Assets From Operations
Net investment income (loss)	$(23,541)	$(36,121)
Net realized gain (loss) on investments, options and futures contracts, and foreign currency transactions	1,451,960	(1,621,396)
Net unrealized appreciation (depreciation) of investments, options and futures contracts, and foreign currency transactions	11,112,390	7,333,832
Net increase in net assets resulting from operations	12,540,809	5,676,315

Distribution to Shareholders
Net investment income-Class A	—	—
Net investment income-Class B	N/A	N/A
Net investment income-Advisor Class	—	(6,857)
Net investment income-Institutional Class	—	(22)
Net realized gains-Class A	—	—
Net realized gains-Class B	N/A	N/A
Net realized gains-Advisor Class	—	—
Net realized gains-Institutional Class	—	—
Total distributions	—	(6,879)

Share Transactions
Class A:
Proceeds from shares sold	29,210,518	35,240,953
Reinvestment of distributions	—	—
Cost of shares redeemed	(12,110,889)	(3,201,304)
	17,099,629	32,039,649
Class B:
Proceeds from shares sold	N/A	N/A
Reinvestment of distributions	N/A	N/A
Cost of shares redeemed	N/A	N/A
	N/A	N/A
Advisor Class:
Proceeds from shares sold	76,712,079	15,554,353
Reinvestment of distributions	—	6,857
Cost of shares redeemed	(22,597,701)	(9,051,079)
	54,114,378	6,510,131
Institutional Class
Proceeds from shares sold	276,139	387,153
Reinvestment of distributions	—	22
Cost of shares redeemed	(226,176)	(39,925)
	49,963	347,250
Net increase from share transactions	71,263,970	38,897,030
Net increase in net assets	83,804,779	44,566,466

Net Assets
Beginning of year	78,469,756	33,903,290
End of year+	$162,274,535	$78,469,756
+Includes undistributed net investment income (deficit) of	$(4,522)	$(51,731)

See notes to financial statements

INTERNATIONAL		OPPORTUNITY		PREMIUM INCOME
2018	2017	2018	2017	2018

$846,265	$915,117	$11,171,649	$2,998,302	$366,478
28,737,160	18,653,171	75,396,234	58,838,680	(375,632)
(23,085,239)	26,399,299	(14,746,162)	99,884,040	1,138,583
6,498,186	45,967,587	71,821,721	161,721,022	1,129,429

(275,588)	(1,018,350)	(2,804,178)	(5,116,339)	(148,277)
—	(5,219)	(14,370)	(47,551)	N/A
(239,073)	(498,093)	(288,632)	(497,612)	(114,909)
(7,737)	(15,915)	(22,342)	(34,340)	(84,004)
—	—	(56,621,327)	(31,438,505)	—
—	—	(518,174)	(364,203)	N/A
—	—	(4,684,317)	(2,762,934)	—
—	—	(323,573)	(178,958)	—
(522,398)	(1,537,577)	(65,276,913)	(40,440,442)	(347,190)

58,126,902	33,297,820	103,692,905	117,186,485	44,677,901
273,396	1,009,767	59,060,707	36,264,899	143,012
(41,313,524)	(34,179,761)	(160,025,421)	(141,149,197)	(3,460,167)
17,086,774	127,826	2,728,191	12,302,187	41,360,746

126,139	226,279	551,389	723,577	N/A
—	5,219	530,291	407,984	N/A
(369,272)	(541,783)	(2,298,990)	(2,946,112)	N/A
(243,133)	(310,285)	(1,217,310)	(1,814,551)	N/A

52,322,028	35,045,544	80,413,897	27,637,225	35,759,296
222,902	494,244	4,553,410	3,240,840	108,996
(29,315,834)	(20,173,738)	(18,910,762)	(32,403,469)	(1,946,404)
23,229,096	15,366,050	66,056,545	(1,525,404)	33,921,888

896,876	677,943	1,044,609	917,940	16,026,765
7,737	15,915	345,915	213,296	20,648
(737,330)	(496,317)	(1,339,746)	(1,078,669)	(12,377,267)
167,283	197,541	50,778	52,567	3,670,146
40,240,020	15,381,132	67,618,204	9,014,799	78,952,780
46,215,808	59,811,142	74,163,012	130,295,379	79,735,019

354,842,920	295,031,778	1,097,626,103	967,330,724	—
$401,058,728	$354,842,920	$1,171,789,115	$1,097,626,103	$79,735,019
$619,607	$522,354	$10,465,942	$2,423,730	$19,288

Statements of Changes in Net Assets

FIRST INVESTORS EQUITY FUNDS

	HEDGED U.S. EQUITY OPPORTUNITIES
Year Ended September 30	2018	2017
Shares Issued and Redeemed
Class A:
Sold	2,558,901	3,477,221
Issued for distributions reinvested	—	—
Redeemed	(1,057,699)	(306,330)
Net increase (decrease) in Class A shares outstanding	1,501,202	3,170,891

Class B:
Sold	N/A	N/A
Issued for distributions reinvested	N/A	N/A
Redeemed	N/A	N/A
Net decrease in Class B shares outstanding	N/A	N/A

Advisor Class:
Sold	6,763,670	1,514,819
Issued for distributions reinvested	—	687
Redeemed	(1,965,792)	(866,689)
Net increase (decrease) in Advisor Class shares outstanding	4,797,878	648,817

Institutional Class:
Sold	24,135	37,331
Issued for distributions reinvested	—	2
Redeemed	(19,944)	(3,742)
Net increase in Institutional Class shares outstanding	4,191	33,591

See notes to financial statements

INTERNATIONAL		OPPORTUNITY		PREMIUM INCOME
2018	2017	2018	2017	2018

3,590,666	2,349,634	2,472,473	3,018,607	4,385,757
16,773	81,828	1,413,612	972,249	14,023
(2,553,601)	(2,465,649)	(3,815,117)	(3,647,153)	(338,239)
1,053,838	(34,187)	70,968	343,703	4,061,541

8,386	16,786	17,104	23,735	N/A
—	451	16,499	13,901	N/A
(24,704)	(41,880)	(71,493)	(96,871)	N/A
(16,318)	(24,643)	(37,890)	(59,235)	N/A

3,187,640	2,454,155	1,895,352	701,161	3,508,615
13,468	39,571	107,063	85,668	10,710
(1,782,051)	(1,377,242)	(439,869)	(809,965)	(190,244)
1,419,057	1,116,484	1,562,546	(23,136)	3,329,081

54,037	47,081	24,450	23,312	1,581,172
466	1,272	8,149	5,652	2,046
(44,299)	(37,030)	(31,085)	(27,264)	(1,201,695)
10,204	11,323	1,514	1,700	381,523

Statements of Changes in Net Assets

FIRST INVESTORS EQUITY FUNDS

	SELECT GROWTH
Year Ended September 30	2018	2017
Increase (Decrease) in Net Assets From Operations
Net investment income	$150,706	$311,436
Net realized gain on investments	36,073,320	53,073,004
Net unrealized appreciation (depreciation) of investments	98,924,921	52,198,026
Net increase in net assets resulting from operations	135,148,947	105,582,466

Distributions to Shareholders
Net investment income-Class A	(239,159)	(980,941)
Net investment income-Class B	—	(4,818)
Net investment income-Advisor Class	(130,189)	(256,691)
Net investment income-Institutional Class	(8,316)	(14,719)
Net realized gains-Class A	(39,548,693)	(50,530,233)
Net realized gains-Class B	(318,093)	(489,800)
Net realized gains-Advisor Class	(7,349,893)	(9,424,580)
Net realized gains-Institutional Class	(445,150)	(515,355)
Total distributions	(48,039,493)	(62,217,137)

Share Transactions
Class A:
Proceeds from shares sold	104,868,480	47,219,387
Reinvestment of distributions	39,481,516	51,034,443
Cost of shares redeemed	(83,751,760)	(62,537,793)
Shares issued from merger	—	—
	60,598,236	35,716,037
Class B:
Proceeds from shares sold	272,956	273,477
Reinvestment of distributions	310,573	483,108
Cost of shares redeemed	(1,051,710)	(1,142,221)
Shares issued from merger	—	—
	(468,181)	(385,636)
Advisor Class:
Proceeds from shares sold	129,714,140	25,744,123
Reinvestment of distributions	7,092,254	9,596,890
Cost of shares redeemed	(44,628,910)	(27,553,052)
Shares issued from merger	—	—
	92,177,484	7,787,961
Institutional Class
Proceeds from shares sold	2,115,173	895,148
Reinvestment of distributions	453,466	530,075
Cost of shares redeemed	(538,910)	(835,332)
Shares issued from merger	—	—
	2,029,729	589,891
Net increase (decrease) from share transactions	154,337,268	43,708,253
Net increase in net assets	241,446,722	87,073,582

Net Assets
Beginning of year	534,249,483	447,175,901
End of year+	$775,696,205	$534,249,483
+Includes undistributed net investment income (deficit) of	$—	$212,578

See notes to financial statements

SPECIAL SITUATIONS		TOTAL RETURN
2018	2017	2018	2017

$1,131,375	$229,155	$14,170,068	$11,119,121
82,755,122	17,392,867	63,414,992	20,432,642
(31,396,357)	92,338,759	(30,583,626)	38,301,406
52,490,140	109,960,781	47,001,434	69,853,169

(223,805)	(2,826,286)	(15,396,814)	(14,323,503)
—	(19,506)	(57,491)	(63,441)
(152,568)	(407,771)	(21,110)	(20,752)
(12,819)	(49,172)	(769,762)	(628,895)
(15,226,717)	(4,182,726)	(15,297,108)	(13,217,287)
(105,510)	(36,300)	(119,932)	(120,124)
(3,496,476)	(543,887)	(17,418)	(16,705)
(235,100)	(63,359)	(575,977)	(511,002)
(19,452,995)	(8,129,007)	(32,255,612)	(28,901,709)

80,670,471	59,202,042	73,816,412	92,125,136
15,336,562	6,946,846	30,309,443	27,179,030
(90,637,765)	(74,959,984)	(156,488,239)	(126,717,199)
—	—	50,464,265	—
5,369,268	(8,811,096)	(1,898,119)	(7,413,033)

219,160	342,733	480,372	617,192
105,121	55,728	177,049	181,959
(864,654)	(1,111,237)	(1,645,557)	(1,954,537)
—	—	—	—
(540,373)	(712,776)	(988,136)	(1,155,386)

61,323,950	60,722,551	262,074	502,073
3,459,240	948,283	33,393	32,818
(51,953,688)	(14,035,967)	(357,281)	(802,922)
—	—	51,815	—
12,829,502	47,634,867	(9,999)	(268,031)

1,382,471	1,184,681	534,750	447,742
247,919	112,531	1,345,739	1,139,897
(1,205,420)	(848,107)	(1,426,515)	(2,149,845)
—	—	—	—
424,970	449,105	453,974	(562,206)
18,083,367	38,560,100	(2,442,280)	(9,398,656)
51,120,512	140,391,874	12,303,542	31,552,804

682,485,509	542,093,635	918,790,851	887,238,047
$733,606,021	$682,485,509	$931,094,393	$918,790,851
$812,257	$70,074	$(4,254,853)	$(5,718,473)

Statements of Changes in Net Assets

FIRST INVESTORS EQUITY FUNDS

	SELECT GROWTH
Year Ended September 30	2018	2017
Shares Issued and Redeemed
Class A:
Sold	8,256,259	4,294,908
Reinvestment of distributions	3,292,870	5,154,994
Redeemed	(6,601,715)	(5,689,031)
Issued from merger	—	—
Net increase (decrease) in Class A shares outstanding	4,947,414	3,760,871

Class B:
Sold	25,857	29,073
Reinvestment of distributions	31,213	57,376
Redeemed	(101,134)	(121,992)
Issued from merger	—	—
Net decrease in Class B shares outstanding	(44,064)	(35,543)

Advisor Class:
Sold	10,171,757	2,306,144
Reinvestment of distributions	581,332	957,774
Redeemed	(3,380,493)	(2,480,897)
Issued from merger	—	—
Net increase (decrease) in Advisor Class shares outstanding	7,372,596	783,021

Institutional Class:
Sold	162,565	81,566
Reinvestment of distributions	36,987	52,639
Redeemed	(41,100)	(74,392)
Issued from merger	—	—
Net increase (decrease) in Institutional Class shares outstanding	158,452	59,813

See notes to financial statements

SPECIAL SITUATIONS		TOTAL RETURN
2018	2017	2018	2017

2,502,430	2,073,735	3,674,984	4,792,452
478,221	248,456	1,507,141	1,425,706
(2,812,100)	(2,636,533)	(7,795,384)	(6,585,924)
—	—	2,466,173	—
168,551	(314,342)	(147,086)	(367,766)

9,120	15,897	24,453	32,703
4,378	2,619	8,913	9,767
(35,942)	(51,787)	(83,813)	(103,501)
—	—	—	—
(22,444)	(33,271)	(50,447)	(61,031)

1,882,451	2,064,158	13,080	25,816
106,833	33,687	1,653	1,714
(1,571,891)	(487,241)	(17,571)	(41,389)
—	—	2,516	—
417,393	1,610,604	(322)	(13,859)

42,180	40,888	26,378	23,175
7,610	3,976	66,432	59,362
(36,480)	(29,155)	(70,281)	(109,856)
—	—	—	—
13,310	15,709	22,529	(27,319)

Notes to Financial Statements

FIRST INVESTORS INCOME FUNDS

FIRST INVESTORS EQUITY FUNDS

September 30, 2018

1. Significant Accounting Policies— First Investors Income Funds (“Income Funds”) and First Investors Equity Funds (“Equity Funds”), each a Delaware statutory trust (each a “Trust”, collectively, “the Trusts”), are registered under the Investment Company Act of 1940 (the “1940 Act”) as open-end management investment companies and operate as series funds. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standard Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.The Income Funds issue shares of beneficial interest in the Floating Rate Fund, Fund For Income, Government Cash Management Fund, International Opportunities Bond Fund, Investment Grade Fund, Limited Duration Bond Fund and Strategic Income Fund. All of the Income Funds are diversified funds except International Opportunities Bond Fund which is a non-diversified fund. The Equity Funds issue shares of beneficial interest in the Covered Call Strategy Fund, Equity Income Fund, Global Fund, Growth & Income Fund, Hedged U.S. Equity Opportunities Fund, International Fund, Opportunity Fund, Premium Income Fund, Select Growth Fund, Special Situations Fund and Total Return Fund (each a “Fund”, collectively, “the Funds”). All of the Equity Funds are diversified funds. The Trusts account separately for the assets, liabilities and operations of each Fund. The objective of each Fund as of September 30, 2018, is as follows:

Floating Rate Fund seeks a high level of current income.

Fund For Income seeks high current income.

Government Cash Management Fund seeks to earn a high rate of current income consistent with the preservation of capital and maintenance of liquidity.

International Opportunities Bond Fund seeks total return consisting of income and capital appreciation.

Investment Grade Fund seeks to generate a maximum level of income consistent with investment primarily in investment grade debt securities.

Limited Duration Bond Fund seeks current income consistent with low volatility of principal.

Strategic Income Fund seeks a high level of current income.

Covered Call Strategy Fund seeks long-term capital appreciation.

Equity Income Fund seeks total return.

Global Fund seeks long-term capital growth.

Growth & Income Fund seeks long-term growth of capital and current income.

Hedged U.S. Equity Opportunities Fund seeks total return and, secondarily, capital appreciation.

International Fund primarily seeks long-term capital growth.

Opportunity Fund seeks long-term capital growth.

Premium Income Fund seeks to generate income.

Select Growth Fund seeks long-term growth of capital.

Special Situations Fund seeks long-term growth of capital.

Total Return Fund seeks high, long-term total investment return consistent with moderate investment risk.

A. Security Valuation –Except as provided below, a security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange or market where the security is principally traded, and lacking any sales, the security is valued at the mean between the closing bid and asked prices. Securities traded in the over-the-counter (“OTC”) market (including securities listed on exchanges whose primary market is believed to be OTC) are valued at the mean between the last bid and asked prices based on quotes furnished by a market maker for such securities or an authorized pricing service. Fixed income securities, other than short-term debt securities held by the Government Cash Management Fund, are priced based upon evaluated prices that are provided by a pricing service approved by the Trusts’ Board of Trustees (the “Board”). Other securities may also be priced based upon valuations that are provided by pricing services approved by the Board. The pricing services consider security type, rating, market condition and yield data as well as market quotations, prices provided by market makers and other available information in determining evaluated prices. The net asset value of the Strategic Income Fund is derived from the net asset values of the underlying Funds in which it invests.

The Funds monitor for significant events occurring prior to the close of trading on the New York Stock Exchange that could have a material impact on the value of any securities that are held by the Funds. Examples of such events include trading halts, natural disasters, political events and issuer-specific developments. If the Valuation Committee of Foresters Investment Management Company, Inc. (“FIMCO”) decides that such events warrant using fair value estimates, it will take such events into consideration in determining the fair values of such securities. If market quotations or prices are not readily available or are deemed to be unreliable, or do not appear to reflect significant events that have occurred prior to the time as of which the net assets value is calculated, the securities may be valued at fair value as determined in good faith pursuant to procedures adopted by the Board. The Funds also use evaluated prices from a pricing service to fair value foreign equity securities in the event that fluctuation in U.S. securities markets exceed a predetermined level or if a foreign market is closed. For valuation purposes, where applicable, quotations of foreign securities in foreign currencies are translated to U.S. dollar equivalents

Notes to Financial Statements (continued)

FIRST INVESTORS INCOME FUNDS

FIRST INVESTORS EQUITY FUNDS

September 30, 2018

using the foreign exchange quotation in effect. At September 30, 2018, the Hedged U.S. Equity Opportunities Bond Fund held one security that was fair valued at a value of $57,393 representing 0.0% of the Fund’s net assets.

The Government Cash Management Fund values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 under the 1940 Act. Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and market value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value.

In accordance with Accounting Standards Codification 820 “Fair Value Measurements and Disclosures” (“ASC 820”), investments held by the Funds are carried at “fair value”. As defined by ASC 820, fair value is the price that a fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs are used in determining the value of the fund’s investments.

In addition to defining fair value, ASC 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2—Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Equity securities, options and futures contracts traded on an exchange or the Nasdaq Stock Market are categorized in Level 1 of the fair value hierarchy to the extent that they are actively traded and valuation adjustments are not applied. The underlying Funds in which Strategic Income Fund invests are also categorized in Level 1. Foreign equity securities that are fair valued in the event that fluctuations in U.S. securities markets exceed a predetermined level or if a foreign market is closed are categorized in Level 2. Variable and floating rate, corporate, sovereign and municipal bonds, asset backed, U.S. Government and U.S. Government Agency securities, pass-through certificates and loan participations are categorized in Level 2 to the extent that the inputs are observable and timely, otherwise they would be categorized in Level 3. Short-term notes that are valued at amortized cost by the Government Cash Management

Fund are categorized in Level 2. Foreign exchange contracts that are considered derivative instruments and are valued at the net unrealized appreciation or depreciation on the instruments are categorized in Level 2. Securities that are fair valued by the Valuation Committee may be categorized in either Level 2 or Level 3 of the fair value hierarchy depending on the relative significance of the unobservable valuation inputs.

The aggregate value by input level, as of September 30, 2018, for each Fund’s investments is included following each Fund’s portfolio of investments.

B. Federal Income Taxes—No provision has been made for federal income taxes on net income or capital gains since it is the policy of each Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies, and to make sufficient distributions of income and capital gains (in excess of any available capital loss carryovers) to relieve it from all, or substantially all, such taxes. At September 30, 2018, capital loss carryovers were as follows:

		Capital Loss Carryovers Not Subject to Expiration
Fund	Total	Long-Term	Short-Term	Utilized	Expired
Floating Rate	$3,538,184	$2,992,449	$545,735	$380,941	$—
Fund For Income	38,335,803	34,401,802	3,934,001	650,564	110,622,886
International Opportunities Bond	3,796,728	3,796,728	—	604,318	—
Investment Grade	3,898,294	3,898,294	—	346,460	—
Limited Duration Bond	2,312,808	1,348,052	964,756	—	—
Strategic Income	2,239,990	2,239,990	—	—	—
Covered Call Strategy	7,958,614	—	7,958,614	—	—
Hedged U.S. Equity Opportunities	316,853	316,853	—	1,558,008	—
International	—	—	—	13,051,390	—
Premium Income	206,166	—	206,166	—	—

As a result of the passage of the Regulated Investment Company Modernization Act of 2010 (“the Modernization Act of 2010”), losses incurred in fiscal year 2010 and beyond retain their character as short-term or long-term, have no expiration date and are utilized prior to capital loss carryovers occurring prior to the enactment of the Modernization Act of 2010.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2015 – 2017, or expected to be taken in the Funds’ 2018 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal, New York State, New York City and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware

Notes to Financial Statements (continued)

FIRST INVESTORS INCOME FUNDS

FIRST INVESTORS EQUITY FUNDS

September 30, 2018

of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C. Distributions to Shareholders—Dividends from net investment income of Floating Rate Fund, Fund For Income, Investment Grade Fund, Limited Duration Bond Fund, and Strategic Income Fund are generally declared daily and paid monthly. The Government Cash Management Fund declares distributions, if any, daily and pays distributions monthly, from the total of net investment income plus or minus all realized short-term gains and losses on investments. Prior to March 31, 2016, dividends from net investment income of International Opportunities Bond Fund were generally declared daily and paid monthly. Effective April 1, 2016, dividends from net investment income, if any, of International Opportunities Bond Fund are declared and paid quarterly. Dividends from net investment income, if any, of Covered Call Strategy Fund, Equity Income Fund, Growth & Income Fund, Premium Income Fund and Total Return Fund are declared and paid quarterly. Dividends from net investment income, if any, of Global Fund, Hedged U.S. Equity Opportunities Fund, International Fund, Opportunity Fund, Select Growth Fund and Special Situations Fund are declared and paid annually. Distributions from net realized capital gains, if any, of each of the Funds are normally declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for capital loss carryforwards, deferral of wash sales losses, post-October capital losses, late loss deferrals, net operating losses and foreign currency transactions.

D. Expense Allocation—Expenses directly charged or attributable to a Fund are paid from the assets of that Fund. General expenses of the Trusts are allocated among and charged to the assets of each Fund on a fair and equitable basis, which may be based on the relative assets of each Fund or the nature of the services performed and relative applicability to each Fund.

E. Use of Estimates—The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

F. Foreign Currency Translations—The accounting records of all of the Funds are maintained in U.S. dollars, including those Funds that invest in foreign securities. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated to U.S. dollars at the date of valuation. Purchases and sales of foreign investment securities, dividend income and certain expenses are translated to U.S. dollars at the rates of exchange prevailing on the respective dates of such transactions.

International Opportunities Bond Fund, Global Fund, Hedged U.S. Equity Opportunities Fund and International Fund do not isolate that portion of gains and losses on foreign investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. These changes are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gains and losses on foreign currency transactions include gains and losses from the sales of foreign currency and gains and losses on accrued foreign dividends and related withholding taxes.

G. Other—Security transactions are generally accounted for on the first business day following the date the securities are purchased or sold, except for financial reporting purposes, which is trade date. Investments in securities issued on a when-issued or delayed delivery basis are generally reflected in the assets of the Funds on the first business day following the date the securities are purchased and the Funds segregate assets for these transactions. Cost of securities is determined and gains and losses are based on the identified cost basis for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date or for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Interest income and estimated expenses are accrued daily. Bond discounts and premiums are accreted or amortized using the interest method. Withholding taxes on foreign dividends have been provided in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The Bank of New York Mellon serves as custodian for the Funds and may provide credits against custodian charges based on uninvested cash balance of the Funds. For the year ended September 30, 2018, the Income Funds and Equity Funds received credits in the amount of $25,225 and $70,770, respectively. Certain of the Equity Funds reduced expenses through brokerage service arrangements. For the year ended September 30, 2018, expenses were reduced by a total of $35,507 for certain of the Equity Funds under these arrangements.

Notes to Financial Statements (continued)

FIRST INVESTORS INCOME FUNDS

FIRST INVESTORS EQUITY FUNDS

September 30, 2018

2. Security Transactions—For the year ended September 30, 2018, purchases and sales of securities and long-term U.S. Government obligations (excluding U.S. Treasury bills, short-term securities and foreign currencies) were as follows:

	Securities		Long-Term U.S. Government Obligations
Fund	Cost of Purchases	Proceeds of Sales	Cost of Purchases	Proceeds of Sales
Floating Rate	$180,368,290	$122,782,081	$—	$—
Fund For Income	454,311,383	523,222,894	—	—
International Opportunities Bond	65,028,289	43,691,920	13,379,099	13,976,859
Investment Grade	357,936,697	353,024,180	8,199,968	1,859,955
Limited Duration Bond	218,221,072	120,758,885	12,353,570	21,488,986
Strategic Income	89,653,148	99,807,121	—	—
Covered Call Strategy	391,015,201	362,749,681	—	—
Equity Income	215,790,992	264,627,209	—	—
Global	791,823,283	803,575,642	—	—
Growth & Income	619,951,017	870,462,637	—	—
Hedged U.S. Equity Opportunities	123,083,413	59,609,587	—	—
International	178,325,404	134,111,450	—	—
Opportunity	410,126,371	389,089,519	—	—
Premium Income	127,645,744	37,195,108	—	—
Select Growth	336,822,180	234,663,396	—	—
Special Situations	341,952,189	351,704,596	—	—
Total Return	435,071,068	423,674,447	18,609,035	37,222,682

At September 30, 2018, aggregate cost and net unrealized appreciation (depreciation) of securities for federal income tax purposes were as follows:

Fund	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Floating Rate	$239,865,832	$1,985,324	$562,278	$1,423,046
Fund For Income	625,988,609	7,796,982	9,920,517	(2,123,535)
International Opportunities Bond	159,703,427	265,449	16,151,469	(15,886,020)
Investment Grade	615,742,635	1,750,305	21,643,334	(19,893,029)
Limited Duration Bond	330,367,223	127,349	5,310,727	(5,183,378)
Strategic Income	159,290,055	56,693	7,508,027	(7,451,334)
Covered Call Strategy	300,105,313	53,642,506	8,288,149	45,354,357
Equity Income	442,137,937	184,036,368	5,504,165	178,532,203
Global	555,848,489	80,035,144	13,040,332	66,994,812
Growth & Income	1,159,393,432	666,154,262	14,186,470	651,967,792
Hedged U.S. Equity Opportunities	134,326,573	20,886,379	2,925,544	17,960,835
International	321,183,045	87,146,894	11,106,046	76,040,848
Opportunity	831,620,218	368,298,507	31,489,759	336,808,748
Premium Income	75,539,247	5,738,194	4,769,077	969,117
Select Growth	563,115,366	213,010,697	1,792,638	211,218,059
Special Situations	574,485,347	176,101,618	21,055,940	155,045,678
Total Return	765,208,228	194,440,825	17,009,269	177,431,556

Notes to Financial Statements (continued)

FIRST INVESTORS INCOME FUNDS

FIRST INVESTORS EQUITY FUNDS

September 30, 2018

The Strategic Income Fund may invest in Institutional Class shares of the Floating Rate Fund, Fund For Income, Government Cash Management Fund, International Opportunities Bond Fund, Investment Grade Fund, Limited Duration Bond Fund, Covered Call Strategy Fund, Equity Income Fund, Premium Income Fund, Tax Exempt Income Fund and Tax Exempt Opportunities Fund. During the year ended September 30, 2018, purchases and sales of shares, dividends, capital gain distributions received and realized gains (losses) recognized by Strategic Income Fund from investments in these Funds were as follows:

Fund	Balance of Shares Held 9/30/2017	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 9/30/2018	Value 9/30/2018	Dividend Income	Capital Gain Distributions	Realized Gain (Loss) on Security Transactions
Floating Rate	2,116,830	1,247,323	(159,141)	3,205,012	$31,120,663	$936,780	$—	$6,586
Fund For Income	24,252,191	249,884	(12,107,164)	12,394,911	30,367,532	2,629,525	—	(844,381)
Government	—	1,584,002	(1,584,002)	—	—	79,990	—	(70,970)
International Opportunities Bond	838,186	604,545	(409,799)	1,032,932	9,213,749	250,937	—	(29,676)
Investment Grade	2,513,571	447,364	(538,117)	2,422,818	22,289,935	901,310	—	(165,769)
Limited Duration Bond	4,292,273	1,918,439	(2,070,953)	4,139,759	38,127,176	1,072,750	—	(162,722)
Covered Call Strategy	446,068	339,053	(785,121)	—	—	16,757	—	365,604
Equity Income	—	74,784	(74,784)	—	—	—	—	(38,140)
Premium Income	—	393,948	(16,394)	377,554	3,835,949	63,030	—	1,912
Tax Exempt Income	—	1,060,486	(636,333)	424,153	3,838,596	218,137	—	(97,944)
Tax Exempt Opportunities	—	748,458	(510,823)	237,635	3,778,402	36,382	—	(73,303)
	34,459,119	8,668,286	(18,892,631)	24,234,774	$142,572,002	$6,205,598	$—	$(1,108,803)

The Strategic Income Fund operates as a fund of funds - also referred to as a multi-manager investment - an investment strategy in which a fund invests in other types of funds. This strategy invests in a portfolio that contains different underlying assets instead of investing directly in bonds, stocks and other types of securities.

The financial statements of each of the Funds in which Strategic Income Fund had investments during the year ended September 30, 2018 are included in this report except Tax Exempt Income Fund and Tax Exempt Opportunities Fund, whose most recent financial statements as of June 30, 2018 are available and can be viewed by visiting our website www.foresters.com, by calling 1-800-423-4026 or by writing to us at the following address: Foresters Financial Services, Inc., 40 Wall Street, New York, NY 10005.

3. Advisory Fee and Other Transactions With Affiliates—Certain officers of the Trusts are officers of the Trusts’ investment adviser, FIMCO, their underwriter, Foresters Financial Services, Inc. (“FFS”) and their transfer agent, Foresters Investor Services, Inc. (“FIS”). Trustees of the Trusts who are not officers or directors of FIMCO or its affiliates are remunerated by the Funds. For the year ended September 30, 2018, total trustees fees accrued by the Income Funds and Equity Funds amounted to $120,921 and $431,944, respectively.

The Investment Advisory Agreements provide as compensation to FIMCO for each Fund, an annual fee, payable monthly, at the following rates:

Floating Rate Fund—.60% on the first $250 million of the Fund’s average daily net assets, .55% on the next $250 million, .50% on the next $500 million, .45% on the next $1 billion and .40% on average daily net assets over $2 billion. For the year ended September 30, 2018, FIMCO has assumed, pursuant to an expense limitation agreement, $43,361 in other expenses to limit the Fund’s overall expense ratio (exclusive of certain expenses) to 1.10% on Class A shares, .90% on Advisor Class shares and .70% on Institutional Class shares.

Fund For Income and International Opportunities Bond Fund—.75% on the first $250 million of each Fund’s average daily net assets, .72% on the next $250 million, .69% on the next $250 million, .66% on the next $500 million, declining by .02% on each $500 million thereafter, down to .60% on average daily net assets over $2.25 billion. For the year ended September 30, 2018, FIMCO has waived $156,236 in advisory fees on Fund For Income to limit the advisory fee to .70% of its average daily net assets.

Government Cash Management Fund—.50% of the Fund’s average daily net assets. For the year ended September 30, 2018, FIMCO has waived $100,093 in advisory fees and assumed $413,623 in other expenses, to limit the Fund’s overall expense ratio (exclusive of certain expenses) to .60% on Class A shares, 1.35% on Class B shares and .60% on Institutional Class shares.

Investment Grade Fund—.66% on the first $500 million of the Fund’s average daily net assets, declining by .02% on each $500 million thereafter, down to .60% on average daily net assets over $1.5 billion. For the year ended September 30, 2018, FIMCO has waived $655,188 in advisory fees on Investment Grade Fund to limit the advisory fee to .55% of its average daily net assets.

Limited Duration Bond Fund—During the period October 1, 2017 through January 30, 2018, the rate was .66% on the first $500 million of each Fund’s average daily net assets, declining by .02% on each $500 million thereafter, down to .60% on average daily net assets over $1.5 billion. Effective January 31, 2018, the rate was changed to .41% on the first $500 million of the Fund’s average daily net assets, .39% on the next $500 million, .37% on the next $500 million and .35% on average daily net assets over $1.5 billion. During the period October 1, 2017 through January 30, 2018, FIMCO has waived, pursuant to an expense limitation agreement that expired on January 31, 2018, $66,967 in advisory fees and assumed $6,251 in other expenses to limit the Fund’s overall expense ratio (exclusive of certain expenses) to 1.05% on Class A shares, .75% on Advisor Class shares and .60% on Institutional Class shares. During the period March 14, 2018 through September 30, 2018, FIMCO has waived, pursuant to an expense limitation agreement

Notes to Financial Statements (continued)

FIRST INVESTORS INCOME FUNDS

FIRST INVESTORS EQUITY FUNDS

September 30, 2018

$189,958 in advisory fees and $26,729 in other expenses to limit the Fund’s overall expense ratio (exclusive of certain expenses) to .79% on Class a shares, .51% on Advisor Class shares and .36% on Institutional Class shares.

Strategic Income Fund—.05% of the Fund’s average daily net assets.

Covered Call Strategy and Premium Income Funds—.80% on the first $300 million of each Fund’s average daily net assets, .75% on the next $200 million, .70% on the next $500 million, declining by .05% on each $1 billion thereafter, down to .55% on average daily net assets over $3 billion. For the year ended September 30, 2018, FIMCO has assumed, pursuant to an expense limitation agreement $36,426 in other expenses to limit the Covered Call Strategy Fund’s overall expense ratio (exclusive of certain expenses) to 1.30% on Class A shares, .97% on Advisor Class shares and .84% on Institutional Class shares. For the period April 2, 2018 (commencement of operations) through September 30, 2018, FIMCO has waived, pursuant to an expense limitation agreement $107,119 in advisory fees and assumed $48,641 in other expenses to limit the Premium Income Fund’s overall expense ratio (exclusive of certain expenses) to 1.30% on Class A shares, 1.02% on Advisor Class shares and .89% on Institutional Class shares.

Equity Income, Growth & Income, Opportunity, and Select Growth Funds—.75% on the first $300 million of each Fund’s average daily net assets, .72% on the next $200 million, .69% on the next $250 million, .66% on the next $500 million, declining by .02% on each $500 million thereafter, down to .60% on average daily net assets over $2.25 billion.

Global Fund—.95% on the first $600 million, .92% on the next $400 million, .90% on the next $500 million and .88% on average daily net assets over $1.5 billion. For the year ended September 30, 2018, FIMCO has waived $302,998 in advisory fees to limit the advisory fee to .90% of the Fund’s average daily net assets.

Hedged U.S. Equity Opportunities Fund—1.15% on the first $100 million of each Fund’s average daily net assets, 1.10% on the next $400 million, 1.05% on the next $500 million, declining by .05% on each $1 billion thereafter, down to .90% on average daily net assets over $3 billion.

International Fund—.98% on the first $300 million of the Fund’s average daily net assets, .95% on the next $300 million, .92% on the next $400 million, .90% on the next $500 million and .88% on average daily net assets over $1.5 billion.

Special Situations Fund—.90% on the first $200 million of the Fund’s average daily net assets, .75% on the next $300 million, .72% on the next $250 million, .69% on the next $250 million, .66% on the next $500 million and .64% on average daily net assets over $1.5 billion.

Total Return Fund—.75% on the first $300 million of the Fund’s average daily net assets, .70% on the next $200 million, .65% on the next $500 million, .60% on the next $1 billion, .55% on the next $1 billion, down to .50% on average daily net assets over $3 billion.

For the year ended September 30, 2018, total advisory fees accrued to FIMCO by the Income Funds and Equity Funds were $12,803,129 and $55,965,732, respectively, of which $1,168,442 and $410,117, respectively, was waived by FIMCO as noted above.

FIMCO has entered into an expense limitation agreement with the Floating Rate Fund (“FRF”) to limit FRF’s total annual fund operating expenses (exclusive of interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and extraordinary expenses, such as litigation expenses, if any) to 1.10% of the average daily net assets on Class A shares, .90% of the average daily net assets on Advisor Class shares and .70% of the average daily net assets on Institutional Class shares. The agreement expires on January 31, 2019. For the year ended September 30, 2018, FIMCO assumed $43,361, under the terms of the agreement. FIMCO and FRF have agreed that any expenses of FRF assumed by FIMCO pursuant to this agreement be repaid to FIMCO by FRF within three years after the date the fee limitation and/or expense reimbursement has been made by FIMCO, provided that such repayment does not cause the expenses of FRF’s Class A shares, Advisor Class shares and Institutional Class shares to exceed the applicable expense ratio in place at the time the expenses are waived or assumed or the current limits established under the expense limitation agreement. For the period October 21, 2013 (commencement of operations) through September 30, 2018, FIMCO assumed $758,366 under the terms of the agreement of which $223,534 expired on September 30, 2017, $198,431 expired on September 30, 2018, $161,613 expires on September 30, 2019, $131,427 expires on September 30, 2020 and $43,361 expires on September 30, 2021. The expense limitation agreement may be terminated or amended prior to January 31, 2019, with the approval of the Board.

Effective June 1, 2018, FIMCO has entered into an expense limitation agreement with the Government Cash Management Fund (“GCM”) to limit GCM’s total annual fund operating expenses (exclusive of interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and extraordinary expenses, such as litigation expenses, if any) to .80% of the average daily net assets on Class A shares, 1.55% of the average daily net assets on Class B shares and .80% of the average daily net assets on Institutional Class shares. The agreement expires on June 1, 2019. FIMCO and GCM have agreed that any expenses of GCM assumed by FIMCO pursuant to this agreement be repaid to FIMCO by GCM within three years after the date the fee limitation and/or expense reimbursement has been made by FIMCO, provided that such repayment does not cause the expenses of GCM’s Class A shares, Class B shares and Institutional Class shares to exceed the applicable expense ratio in place at the time the expenses are waived or assumed or the current limits established under the expense limitation agreement. For the period June 1, 2018 (commencement of expense limitation agreement) through September 30, 2018, FIMCO assumed $91,179 under the terms of the agreement of which expires on September 30, 2021. The expense limitation agreement may be terminated or amended prior to June 1, 2019, with the approval of the Board.

FIMCO had entered into an expense limitation agreement with the International Opportunities Bond Fund (“IOBF”) to limit IOBF’s total annual fund operating expenses (exclusive of interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend costs

Notes to Financial Statements (continued)

FIRST INVESTORS INCOME FUNDS

FIRST INVESTORS EQUITY FUNDS

September 30, 2018

related to short sales, and extraordinary expenses, such as litigation expenses, if any) to 1.30% of the average daily net assets on Class A shares. The agreement expired on January 31, 2016. FIMCO and IOBF have agreed that any expenses of IOBF assumed by FIMCO pursuant to this agreement be repaid to FIMCO by IOBF within three years after the date the fee limitation and/or expense reimbursement has been made by FIMCO, provided that such repayment does not cause the expenses of IOBF’s Class A shares to exceed the applicable expense ratio in place at the time the expenses are waived or assumed or the current limits established under the expense limitation agreement. For the period August 20, 2012 (commencement of operations) to January 31, 2016 (expiration of the expense limitation agreement), FIMCO assumed $684,479 under the terms of the agreement of which $278,248 expired on September 30, 2015, $228,243 expired on September 30, 2016, $94,746 expired on September 30, 2017, $62,359 expired on September 30, 2018, and $20,883 expires on September 30, 2019.

FIMCO has entered into an expense limitation agreement with the Limited Duration Bond Fund (“LDB”) on March 14, 2018, to limit LDB’s total annual fund operating expenses (exclusive of interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and extraordinary expenses, such as litigation expenses, if any) to .79% of the average daily net assets on Class A shares, .51% of the average daily net assets on Advisor Class shares and .36% of the average daily net assets on Institutional Class shares. The agreement expires on March 14, 2019. FIMCO and LDB have agreed that any expenses of LDB assumed by FIMCO pursuant to this agreement be repaid to FIMCO by LDB within three years after the date the fee limitation and/or expense reimbursement has been made by FIMCO, provided that such repayment does not cause the expenses of LDB’s Class A shares, Advisor Class shares and Institutional Class shares to exceed the applicable expense ratio in place at the time the expenses are waived or assumed or the current limits established under the expense limitation agreement. For the period March 14, 2018 to September 30, 2018, FIMCO assumed $216,687 under the terms of the agreement of which $216,687 expires on September 30, 2021. The expense limitation agreement may be terminated or amended prior to March 14, 2019, with the approval of the Board. FIMCO had previously entered into an expense limitation agreement with LDB to limit LDB’s total annual fund operating expenses (exclusive of interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and extraordinary expenses, such as litigation expenses, if any) to 1.05% of the average daily net assets on Class A shares, .75% of the average daily net assets on Advisor Class shares and .60% of the average daily net assets on Institutional Class shares. The agreement expired on January 31, 2018. FIMCO and LDB have agreed that any expenses of LDB assumed by FIMCO pursuant to this agreement be repaid to FIMCO by LDB within three years after the date the fee limitation and/or expense reimbursement has been made by FIMCO, provided that such repayment does not cause the expenses of LDB’s Class A shares, Advisor Class shares and Institutional Class shares to exceed the applicable expense ratio in place at the time the expenses are waived or assumed or the current limits established under the expense limitation agreement. For the period ended October 1, 2017 to January 30, 2018 FIMCO assumed $73,218 under the terms of the agreement. For the period May 19, 2014 (commencement of operations) to January 31, 2018 (expiration of the expense limitation agreement), FIMCO assumed $894,488 under the terms of the agreement of which $143,148 expired on September 30, 2017, $179,140 expired on September 30, 2018, $224,276 expires on September 30, 2019, $274,706 expires on September 30, 2020, and $73,218 expires on September 30, 2021.

FIMCO has entered into an expense limitation agreement with the Covered Call Strategy Fund (“CCS”) to limit CCS’s total annual fund operating expenses (exclusive of interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and extraordinary expenses, such as litigation expenses, if any) to 1.30% of the average daily net assets on Class A shares, .97% of the average daily net assets on Advisor Class shares and .84% of the average daily net assets on Institutional Class shares. The agreement expires on January 31, 2019. For the year ended September 30, 2018, FIMCO assumed $36,426 under the terms of the agreement. FIMCO and CCS have agreed that any expenses of CCS assumed by FIMCO pursuant to this agreement be repaid to FIMCO by CCS within three years after the date the fee limitation and/or expense reimbursement has been made by FIMCO, provided that such repayment does not cause the expenses of CCS’s Class A shares, Advisor Class shares and Institutional Class shares to exceed the applicable expense ratio in place at the time the expenses are waived or assumed or the current limits established under the expense limitation agreement. For the period April 1, 2016 (commencement of operations) through September 30, 2018, FIMCO assumed $304,868 under the terms of the agreement of which $130,501 expires on September 30, 2019, $137,941 expires on September 30, 2020 and $36,426 expires on September 30, 2021. The expense limitation agreement may be terminated or amended prior to January 31, 2019, with the approval of the Board.

FIMCO has entered into an expense limitation agreement with the Hedged U.S. Equity Opportunities Fund (“HUSEO”) to limit HUSEO’s total annual fund operating expenses (exclusive of interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and extraordinary expenses, such as litigation expenses, if any) to 1.75% of the average daily net assets on Class A shares, 1.42% of the average daily net assets on Advisor Class shares and 1.31% of the average daily net assets on Institutional Class shares. The agreement expires on January 31, 2019. For the year ended September 30, 2018, HUSEO repaid $1,932 under terms of the agreement. FIMCO and HUSEO have agreed that any expenses of HUSEO assumed by FIMCO pursuant to this agreement be repaid to FIMCO by HUSEO within three years after the date the fee limitation and/or expense reimbursement has been made by FIMCO, provided that such repayment does not cause the expenses of HUSEO’s Class A shares, Advisor Class shares and Institutional Class shares to exceed the applicable expense ratio in place at the time the expenses are waived or assumed or the current limits established under the expense limitation agreement. For the period August 1, 2016 (commencement of operations) through September 30, 2018, FIMCO assumed $272,154 under the terms of the agreement of which $57,323 expires on September 30, 2019, and $214,831 expires on September 30, 2020. The expense limitation agreement may be terminated or amended prior to January 31, 2019, with the approval of the Board.

FIMCO has entered into an expense limitation agreement with the Premium Income Fund (“PIF”) to limit PIF’s total annual fund operating expenses (exclusive of interest expenses,

Notes to Financial Statements (continued)

FIRST INVESTORS INCOME FUNDS

FIRST INVESTORS EQUITY FUNDS

September 30, 2018

taxes, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and extraordinary expenses, such as litigation expenses, if any) to 1.30% of the average daily net assets on Class A shares, .97% of the average daily net assets on Advisor Class shares and .84% of the average daily net assets on Institutional Class shares. The agreement expires on April 2, 2019. For the period ended September 30, 2018, FIMCO assumed $155,760 under the terms of the agreement. FIMCO and PIF have agreed that any expenses of PIF assumed by FIMCO pursuant to this agreement be repaid to FIMCO by PIF within three years after the date the fee limitation and/or expense reimbursement has been made by FIMCO, provided that such repayment does not cause the expenses of PIF’s Class A shares, Advisor Class shares and Institutional Class shares to exceed the applicable expense ratio in place at the time the expenses are waived or assumed or the current limits established under the expense limitation agreement. For the period April 2, 2018 (commencement of operations) through September 30, 2018, FIMCO assumed $155,760 under the terms of the agreement of which $155,760 expires on September 30, 2021. The expense limitation agreement may be terminated or amended prior to April 2, 2019, with the approval of the Board.

For the year ended September 30, 2018, FFS, as underwriter, received from the Income Funds and Equity Funds $3,181,088 and $17,918,932, respectively, in commissions in connection with the sale of shares of the Funds, after allowing $42,334 and $257,126, respectively, to other dealers. For the year ended September 30, 2018, shareholder servicing costs for the Income Funds and Equity Funds included $2,879,966 and $8,989,468, respectively, in transfer agent fees accrued to FIS, of which FIS voluntarily waived $45,357 on the Government Cash Management Fund.

Pursuant to Distribution Plans adopted under Rule 12b-1 of the 1940 Act, each Fund, other than the Government Cash Management Fund, is authorized to pay FFS a fee up to .30% (and for certain Funds, up to .25%) of the average daily net assets of the Class A shares and 1% of the average daily net assets of the Class B shares on an annualized basis each fiscal year, payable monthly. The Government Cash Management Fund is authorized to pay FFS a fee up to 1% of the average daily net assets of the Class B shares. The fee consists of a distribution fee and a service fee. The service fee is paid for the ongoing servicing of clients who are shareholders of that Fund. For the year ended September 30, 2018, total distribution plan fees accrued to FFS by the Income Funds and Equity Funds amounted to $4,026,353 and $18,684,294, respectively.

Brandywine Global Investment Management, LLC, serves as investment subadviser to International Opportunities Bond Fund. Muzinich & Co., Inc. serves as investment subadviser to Floating Rate Fund and Fund For Income. Effective January 31, 2018, Muzinich & Co., Inc. serves as investment subadviser to Investment Grade Fund, Limited Duration Bond Fund and Total Return Fund. Ziegler Capital Management, LLC serves as investment subadviser to Covered Call Strategy Fund and Premium Income Fund. Wellington Management Company, LLP serves as investment subadviser to Global Fund (for the period October 1, 2017 through June 30, 2018) and Hedged U.S. Equity Opportunities Fund. Vontobel Asset Management, Inc. serves as investment subadviser to International Fund. Smith Asset Management Group, L.P.

serves as investment subadviser to Select Growth Fund. The subadvisers are paid by FIMCO and not by the Funds.

4. Restricted Securities—Certain restricted securities are exempt from the registration requirements under Rule 144A of the Securities Act of 1933 and may only be sold to qualified institutional investors. Unless otherwise noted, these 144A securities are deemed to be liquid. At September 30, 2018, Floating Rate Fund held eight 144A securities with an aggregate value of $5,235,657 representing 2.1% of the Fund’s net assets, Fund For Income held one hundred eighty-four 144A securities with an aggregate value of $331,166,308 representing 51.8% of the Fund’s net assets, International Opportunities Bond Fund held nine 144A securities with an aggregate value of $16,689,898 representing 11.0% of the Fund’s net assets, Investment Grade Fund held one hundred eighteen 144A securities with an aggregate value of $98,647,899 representing 16.3% of the Fund’s net assets, Limited Duration Bond Fund held eighty-two 144A securities with an aggregate value of $56,274,208 representing 17.5% of the Fund’s net assets and Total Return Fund held one hundred four 144A securities with an aggregate value of $45,200,294 representing 4.9% of the Fund’s net assets. These securities are valued as set forth in Note 1A. Certain restricted securities are exempt from the registration requirements under Regulation S of the Securities Act of 1933 and may only be sold to qualified investors. Unless otherwise noted, these Regulation S securities are deemed to be liquid. At September 30, 2018, International Opportunities Bond Fund held two Regulation S securities with an aggregate value of $5,365,823 representing 3.5% of the Fund’s net assets. These securities are valued as set forth in Note 1A.

5. Derivatives—Some of the Funds may invest in various derivatives. A derivative is a financial instrument which has a value that is based on – or “derived from” – the values of other assets, reference rates, or indices. The Funds may invest in derivatives for hedging purposes.

Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates, and related indices. Derivatives include futures contracts and options on futures contracts, forward-commitment transactions, options on securities, caps, floors, collars, swap contracts, and other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap contracts, are privately negotiated and entered into in the over-the-counter market (“OTC”). The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments.

The use of a derivative involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a “counterparty”) or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if FIMCO, or a Fund’s subadviser, as applicable, does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.

Notes to Financial Statements (continued)

FIRST INVESTORS INCOME FUNDS

FIRST INVESTORS EQUITY FUNDS

September 30, 2018

Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is relatively illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Derivatives may be subject to pricing or “basis” risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.

Because many derivatives have leverage or borrowing components, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Funds’ interest. The Funds bear the risk that FIMCO will incorrectly forecast future market trends or the values of assets, reference rates, indices, or other financial or economic factors in establishing derivative positions for the Funds. If FIMCO attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the Funds will be exposed to the risk that the derivative will have or will develop an imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Funds. While hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other investments. Many derivatives, in particular OTC derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund.

The following provides more information on specific types of derivatives and activity in the Funds.

Options Contracts—Some of the Funds may write covered call and put options on securities, derivative instruments, or currencies the Fund owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statement of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. The risk exists that a Fund may not be able to enter into a closing transaction because of an illiquid market.

Some of the Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in its Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

The premium amount and the number of option contracts written or purchased by the Funds during the year ended September 30, 2018, were as follows:

Notes to Financial Statements (continued)

FIRST INVESTORS INCOME FUNDS

FIRST INVESTORS EQUITY FUNDS

September 30, 2018

	Covered Call Strategy		Equity Income		Hedged U.S. Equity Opportunities
	Call Options		Call Options		Put Options
	Number of Contracts	Premium Amount	Number of Contracts	Premium Amount	Number of Contracts	Premium Amount	Number of Contracts	Premium Amount
Options outstanding at September 30, 2017	(43,758)	$(6,258,541)	(210)	$(18,984)	108	$726,822	(95)	$(342,648)
Put options written	—	—	—	—	—	—	(213)	(933,889)
Put options purchased to cover	—	—	—	—	—	—	83	395,203
Put options written expirations	—	—	—	—	—	—	93	272,975
Put options purchased	—	—	—	—	220	1,686,209	—	—
Put options sold.	—	—	—	—	(23)	(163,370)	—	—
Put options purchased expired.	—	—	—	—	(128)	(733,444)	—	—
Call options written	(370,374)	(40,391,077)	(3,252)	(380,179)	—	—	—	—
Call options exercised	431	252,244	1,546	181,938	—	—	—	—
Call options purchased to cover	266,097	31,738,207	—	—	—	—	—	—
Call options expirations	110,317	9,764,469	1,916	217,225	—	—	—	—
Options outstanding at September 30, 2018	(37,287)	$(4,894,698)	—	$—	177	$1,516,217	(132)	$(608,359)

	Premium Income
	Call Options
	Number of Contracts	Premium Amount
Options outstanding at September 30, 2017	—	$—
Call options written	(18,894)	(21,275,507)
Call options exercised	1,679	1,417,744
Call options purchased to cover	3,312	4,578,818
Call options expirations	85	120,690
Options outstanding at September 30, 2018	(13,818)	$(15,158,255)

Derivative Investment Holdings Categorized by Risk Exposure – The following table sets forth the fair value and the location in the Statement of Assets and Liabilities of the Funds’ derivative contracts by primary risk exposure as of September 30, 2018:

	Asset derivatives		Liability derivatives
Risk exposure category	Statement of Assets and Liabilities location	Value	Statement of Assets and Liabilities location	Value
Options Contracts:
Covered Call Strategy	Purchased Options, at value	N/A	Written Options, at value	$4,893,564	Purchased Options, at value	N/A
Hedged U.S. Equity Opportunities	Purchased Options, at value	$—	Written Options, at value	$314,944	Purchased Options, at value	$—
Premium Income	Purchased Options, at value	N/A	Written Options, at value	$16,483,450	Purchased Options, at value	N/A

The following table sets forth the Funds’ realized gain (loss), as reflected in the Statement of Operations, by primary risk exposure and by type of derivative contract for the year ended September 30, 2018:

Risk exposure category	Written options	Purchased options
Options contracts:
Covered Call Strategy	$(18,387,467)	N/A
Equity Income	$217,224	N/A
Hedged U.S. Equity Opportunities	$(320,143)	$—
Premium Income	$(453,033)	N/A

The following table sets forth the Funds’ change in unrealized appreciation (depreciation) by primary risk exposure and by type of derivative contract for the year ended September 30, 2018:

Risk exposure category	Covered Call Strategy	Equity Income	Hedged U.S. Equity Opportunities	Premium Income
Option contracts	$2,118,516	$(12,464)	$(419,997)	$(1,325,195)

Futures Contracts—The Funds may enter into futures contracts including interest rate futures contracts and index futures, including futures on equity market indices and debt market indices. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Funds may use futures contracts to manage exposure to the stock market. Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily

Notes to Financial Statements (continued)

FIRST INVESTORS INCOME FUNDS

FIRST INVESTORS EQUITY FUNDS

September 30, 2018

and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations. Any open futures contracts at period end are presented in the Schedule of Investments under the caption “Futures Contracts”. The notional amount at value reflects each contract’s exposure to the underlying instrument or index at period end.

The Funds may enter into interest rate futures contracts on U.S. Treasury obligations and options thereon that are traded on a U.S. exchange. An interest rate futures contract provides for the future sale by one party and the purchase by another party of a specified amount of a particular financial instrument (debt security) at a specified price, date, time and place. Such investments may be used for, among other purposes, the purpose of hedging against changes in the value of a Fund’s portfolio securities due to anticipated changes in interest rates and market conditions. A public market exists for interest rate futures contracts covering a number of debt securities, including long-term U.S. Treasury Bonds, 10-year U.S. Treasury Notes and three-month U.S. Treasury Bills. No price is paid upon entering into futures contracts. Instead, upon entering into a futures contract, a Fund is required to deposit with its custodian in a segregated account in the name of the futures broker through which the transaction is effected an amount of cash or U.S. Government securities generally equal to 3%-5% or less of the contract value. This amount is known as “initial margin.”

An option on an interest rate futures contract generally gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The Funds may purchase put and call options on interest rate futures contracts on U.S. Treasury obligations which are traded on a U.S. exchange as a hedge against changes in interest rates, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee such closing transactions can be effected. When writing a call or put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Initial margin on futures contracts is in the nature of a performance bond or good-faith deposit that is returned to a Fund upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment. Subsequent payments, called “variation margin,” to and from the broker, are made on a daily basis as the value of the futures position varies, a process known as “marking to market.” Variation margin does not involve borrowing to finance the futures transactions, but rather represents a daily settlement of a Fund’s obligation to or from a clearing organization. A Fund is also obligated to make initial and variation margin payments when it writes options on futures contracts.

To the extent that a Fund participates in the futures or options markets, it will incur investment risks and transaction costs to which it would not be subject absent the use of these strategies. The use of these strategies involves certain special risks, including: (1) dependence on the ability of the Funds’ investment adviser, FIMCO, or a Fund’s subadviser, as applicable, to predict correctly movements in the direction of interest rates and securities prices; (2) imperfect correlation between the price of futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the leverage (if any) that is created by investing in the option or futures contract; and (5) the possible absence of a liquid secondary market for any particular instrument at any time. If FIMCO’s, or a Fund’s subadviser, as applicable, prediction of movements in the direction of the securities and interest rate markets is inaccurate, the adverse consequences to that Fund may leave it in a worse position than if such strategies were not used. Derivatives may be difficult to sell, unwind or value.

The following table summarizes the value of the Funds’ futures contracts held as of September 30, 2018, and the related location in the Statement of Assets and Liabilities:

Statement of Assets and Liabilities
Futures Contracts	Unrealized depreciation in value of investments
Hedged U.S. Equity Opportunities	$(159,314)

The amount of realized gains (losses) on futures contracts recognized by the Funds in the accompanying Statement of Operations for the year ended September 30, 2018 are summarized in the following table:

Statement of Operations Location
Futures Contracts	Realized Gain (Loss)
Limited Duration Bond	$12,003
Hedged U.S. Equity Opportunities	$(2,753,716)

Notes to Financial Statements (continued)

FIRST INVESTORS INCOME FUNDS

FIRST INVESTORS EQUITY FUNDS

September 30, 2018

The following table summarizes the value of the Funds’ futures contracts held as of September 30, 2018, and the related location in the accompanying Statement of Operations.

Statement of Operations
Futures Contracts	Unrealized appreciation in value of investments
Hedged U.S. Equity Opportunities	$312,028

Foreign Exchange Contracts—The International Opportunities Bond Fund, Global Fund and Hedged U.S. Equity Opportunities Fund may enter into foreign exchange contracts for the purchase or sale of foreign currencies at negotiated rates at future dates. These contracts are considered derivative instruments and a Fund may invest in them in order to hedge its currency exposure in bond positions or to gain currency exposure held by the Fund. A Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. Foreign exchange contracts are “marked-to-market” daily at the applicable translation rate and the resulting unrealized gains and losses are reflected in the Funds’ assets. During the period, the Funds used currency forwards to hedge currency exposure from certain bonds as well as to gain currency exposure in certain countries.

Disclosures about Offsetting Assets and Liabilities—Disclosures about Offsetting Assets and Liabilities requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented.

A Fund may mitigate credit risk with respect to OTC derivative counterparties through credit support annexes included with an International Swaps and Derivatives Association, Inc. Master Agreements or other Master Netting Agreements which are the standard contracts governing most derivative transactions between the Fund and each of its counterparties. These agreements may allow the Fund and each counterparty to offset certain derivative financial instruments’ payables and/or receivables against each other and/or with collateral, which is generally held by the Fund’s custodian. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the agreement. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

The Funds’ Statement of Assets and Liabilities (“SOAL”) presents financial instruments on a gross basis, therefore there are no net amounts and no offset amounts within the SOAL to present below. Gross amounts of the financial instruments, amounts related to financial instruments/cash collateral not offset in the SOAL and net amounts are presented below:

International Opportunities Bond

Description/Financial Instrument/Statement of Assets and Liabilities Category	Counterparty	Gross Amounts Presented in Statement of Assets and Liabilities	Financial Instruments*	Net Amount
Unrealized gain on foreign exchange contracts	CITI	$—	$—	$—
	GS	148,657	—	148,657
	HSBC	924,592	(889,126)	35,466
	JPM	—	—	—
	MSD	1,319	(1,319)	—
	Total	$1,074,568	$(890,445)	$184,123
Unrealized loss on foreign exchange contracts	CITI	$(103,848)	$—	$(103,848)
	GS	—	—	—
	HSBC	(889,126)	889,126	—
	JPM	(280,347)	—	(280,347)
	MSD	(27,013)	1,319	(25,694)
	Total	$(1,300,334)	$890,445	$(409,889)

Hedged U.S. Equity Opportunities

Description/Financial Instrument/Statement of Assets and Liabilities Category	Counterparty	Gross Amounts Presented in Statement of Assets and Liabilities	Financial Instruments*	Net Amount
Unrealized gain on foreign exchange contracts	JPM	$4,030	$—	$4,030
	SSC	492	—	492
		$4,522	$—	$4,522

*

Amounts related to master netting arrangements (for example, ISDA) which have been determined by the Fund to be legally enforceable in the event of default and where certain other criteria are met in accordance with applicable offsetting accounting guidance.

A summary of abbreviations for counterparties appear at the end of the Portfolio of Investments for the respective Funds.

Notes to Financial Statements (continued)

FIRST INVESTORS INCOME FUNDS

FIRST INVESTORS EQUITY FUNDS

September 30, 2018

During the year ended September 30, 2018, the volume of derivative activity for the Funds based on average monthly market values for forward foreign currency contracts (to buy) and for forward foreign currency contracts (to sell) were as follows:

	Forward Foreign Currency Contracts
	(to Buy)	(to Sell)
International Opportunities Bond	$60,697,381	$15,152,155
Hedged U.S. Equity Opportunities	35,366	201,888

Fair Value of Derivative Instruments— The fair value of derivative instruments held by the Funds as of September 30, 2018, was as follows:

	Assets Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statements of Assets and Liabilities Location		Statements of Assets and Liabilities Location
Foreign exchange, options and futures contracts:	Unrealized appreciation of foreign exchange, options and futures contracts	Value	Unrealized depreciation of foreign exchange, options and futures contracts	Value
International Opportunities Bond		$184,123		$(409,889)
Hedged U.S. Equity Opportunities		$4,522		$(158,824)

The effect of the Funds’ derivative instruments on the Statement of Operations are as follows:

Amount of Realized Gain or Loss Recognized on Derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Net Realized Gain (Loss) on Foreign Exchange Transactions
Foreign exchange transactions:
International Opportunities Bond	$(3,149,267)
Global	$(445,172)
Hedged U.S. Equity Opportunities	$10,201
International	$(226,614)

Amount of Change in Unrealized Appreciation or Depreciation Recognized on Derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Net Unrealized Appreciation (Depreciation) on Foreign Exchange Transactions
Foreign exchange transactions:
International Opportunities Bond	$(377,060)
Hedged U.S. Equity Opportunities	$1,192
International	$(13,569)

6. High Yield Credit Risk—The investments of Floating Rate Fund, Fund For Income, Investment Grade Fund, Limited Duration Bond Fund and Total Return Fund in high yield securities, whether rated or unrated, may be considered speculative and subject to greater market fluctuations and risks of loss of income and principal than lower-yielding, higher-rated, fixed-income securities. The risk of loss due to default by the issuer may be significantly greater for holders of high-yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

7. Capital—The Trusts are authorized to issue an unlimited number of shares of beneficial interest without par value. The Trusts consist of the Funds listed on the cover page, each of which is a separate and distinct series of the Trusts. Each Fund has designated four classes of shares, Class A, Class B, Advisor Class and Institutional Class shares (each, a “Class”) except for Government Cash Management Fund which has designated only Class A, Class B and Institutional Class shares, Strategic Income Fund which has designated only Class A and Advisor Class shares and Floating Rate Fund, International Opportunities Bond Fund, Limited Duration Bond Fund, Covered Call Strategy Fund, Hedged U.S. Equity Opportunities Fund and Premium Income Fund which have designated only Class A, Advisor Class and Institutional Class shares. Advisor Class and Institutional Class shares became available for sale to the public, for those Funds in existence at the time, in May 2013 and October 2013, respectively. Not all classes of shares of each Fund may be available in all jurisdictions. Each share of each Class has an equal beneficial interest in the assets, has identical voting, dividend, liquidation and other rights and is subject to the same terms and conditions except that expenses allocated to a Class may be borne solely by that Class as determined by the Board and a Class may have exclusive voting rights with respect to matters affecting only that Class. Government Cash Management Fund’s Class A, Class B and Institutional Class shares are sold without an initial sales charge; however, its Class B shares may only be acquired through an exchange of Class B shares from another First Investors eligible Fund or through the reinvestment of dividends on Class B shares and are generally subject to a contingent deferred sales charge at the rate of 4% in the first year and declining to 0% over a six-year period, which is payable to FFS as underwriter of the Trusts. The shares sold by the other Funds have a public offering price that reflects different sales charges and expense levels. Class A shares are sold with an initial sales charge of up to 4% for the First Investors Income Funds, except for Floating Rate Fund and Limited Duration Bond Fund which

Notes to Financial Statements (continued)

FIRST INVESTORS INCOME FUNDS

FIRST INVESTORS EQUITY FUNDS

September 30, 2018

have an initial sales charge of up to 2.5% (effective June 12, 2017, the maximum sales charge on Class A shares was changed from 5.75% to 4% on the Income Funds, except for Floating Rate Fund and Limited Duration Bond Fund which was changed to 2.5%) and 5.75% for the First Investors Equity Funds and together with the Class B shares are subject to distribution plan fees as described in Note 3. Class B shares are sold without an initial sales charge, but are generally subject to a contingent deferred sales charge which declines in steps from 4% to 0% over a six-year period. Class B shares automatically convert into Class A shares after eight years. There are no sales charges associated with the purchase of Advisor Class and Institutional Class shares. Realized and unrealized gains or losses, investment income and expenses (other than distribution plan fees and shareholder servicing costs) are allocated daily to each class of shares based upon the relative proportion of net assets to each class.

8. Litigation—The Blue Chip and Equity Income Funds have been named, and have received notice that they may be putative members of the proposed defendant class of shareholders, in a lawsuit filed in the United States Bankruptcy Court for the District of Delaware on November 1, 2010, by the Official Committee of Unsecured Creditors of Tribune Company (the “Committee”). The Committee is seeking to recover all payments made to beneficial owners of common stock in connection with a leveraged buyout of the Tribune Company (“LBO”), including payments made in connection with a 2007 tender offer into which the Blue Chip and Equity Income Funds tendered their shares of common stock of the Tribune Company. On December 9, 2011, the Blue Chip Fund was reorganized into the Growth & Income Fund pursuant to a Plan of Reorganization and Termination, whereby all of the assets of the Blue Chip Fund were transferred to the Growth & Income Fund, the Growth & Income Fund assumed all of the liabilities of the Blue Chip Fund, including any contingent liabilities with respect to pending or threatened litigation or actions, and shareholders of Blue Chip Fund became shareholders of Growth & Income Fund. The adversary proceeding brought by the Committee has been transferred to the Southern District of New York and administratively consolidated with other similar suits as discussed below. In addition, on June 2, 2011, the Blue Chip and Equity Income Funds were named as defendants in a lawsuit brought in connection with the Tribune Company’s LBO by Deutsche Bank Trust Company Americas, in its capacity as successor indenture trustee for a certain series of Senior Notes, Law Debenture Trust Company of New York, in its capacity as successor indenture trustee for a certain series of Senior Notes, and Wilmington Trust Company, in its capacity as successor indenture trustee for the PHONES Notes (together, the “Bondholder Plaintiffs”) in the Supreme Court of the State of New York. The Blue Chip and Equity Income Funds have also been named in a similar suit filed on behalf of participants in Tribune defined-compensation plans (the “Retiree Plaintiffs”). As with the Bondholder Plaintiffs and the Committee, the Retiree Plaintiffs seek to recover payments of the proceeds of the LBO. (All of these suits have been removed to the United States District Court for the Southern District of New York and administratively consolidated with other substantially similar suits against other former Tribune shareholders (the “MDL Proceeding”)). On September 23, 2013, the Judge in the MDL Proceeding dismissed various state law constructive fraudulent transfer suits, resulting in the Funds being dismissed from the Bondholder and Retiree Plaintiffs’ actions. On September 30, 2013, counsel for the plaintiffs in those suits appealed the MDL Judge’s dismissal ruling to the Second Circuit. On March 24, 2016, the Second Circuit Court of Appeals affirmed the MDL Judge’s dismissal of the various state law constructive fraudulent transfer suits. In September 2016, the Bondholder and Retiree Plaintiffs petitioned the U.S. Supreme Court to review the Second Circuit’s decision. The Supreme Court has not yet ruled on that request. On January 9, 2017, the Tribune MDL judge granted the defendants’ motion to dismiss the Committee lawsuit alleging a single claim for intentional fraudulent transfer. An appeal of that decision to the Second Circuit is expected, but has not yet been made. The extent of the Funds’ potential liability in any such actions has not been determined. The Funds have been advised by counsel that the Funds could be held liable to return all or part of the proceeds received in any of these actions, as well as interest and court costs, even though the Funds had no knowledge of, or participation in, any misconduct. The Equity Income Fund received proceeds of $1,526,566 in connection with the LBO, representing 0.24% of its net assets as of September 30, 2018. The Blue Chip Fund received proceeds of $790,772 in connection with the LBO, representing 0.04% of the net assets of Growth & Income Fund as of September 30, 2018. The Equity Income and Growth & Income Funds cannot predict the outcomes of these proceedings, and thus have not accrued any of the amounts sought in the various actions in the accompanying financial statements.

9. Name Change—Effective January 31, 2018, the First Investors Limited Duration High Quality Bond Fund changed its name to First Investors Limited Duration Bond Fund. The purpose of the name change is to reflect some changes to the Fund’s investment strategies.

Effective January 31, 2018, the First Investors Investment Grade Fund, First Investors Limited Duration Bond Fund and First Investors Total Return Fund each added investments in high yield securities as part of their principal investment strategies. The portion of each fund that is invested in high yield securities is managed by Muzinich & Co., Inc.

10. New Fund—On February 22, 2018, the Board approved the establishment of a new series of the First Investors Equity Funds, First Investors Premium Income Fund (the “Premium Income Fund”). The Fund is registered under the Investment Company Act of 1940 as a diversified fund and is authorized to issue an unlimited number of shares of beneficial interest of Class A, Advisor Class and Institutional Class. The primary investment objective of the Fund is to generate income. The Fund commenced operations on April 2, 2018.

11. Reorganization of Government Fund into Limited Duration Bond Fund—On September 21, 2018, the Limited Duration Bond Fund acquired all of the net assets of the Government Fund in connection with a tax-free reorganization that was approved by the Income Funds’ Board of Trustees. The Limited Duration Bond Fund issued 20,370,413 Class A shares, 52,807 Advisor Class shares and 111 Institutional Class shares to the Government Fund in connection with the reorganization. In return, it received net assets of $187,297,416 from the Government Fund (which included $2,066,343 of unrealized depreciation and $27,873,276 of accumulated net realized losses). The Limited Duration Bond Fund’s shares were issued at their current net asset values as of the date of the reorganization. The aggregate net assets of the Limited Duration Bond Fund and Government Fund immediately before the acquisition were $322,964,766 consisting of, with respect to Limited Duration Bond Fund, $135,667,350 ($61,845,002 Class A, $34,993,936 Advisor

Notes to Financial Statements (continued)

FIRST INVESTORS INCOME FUNDS

FIRST INVESTORS EQUITY FUNDS

September 30, 2018

Class and $38,828,412 Institutional Class) and, with respect to Government Fund, $187,297,416 ($186,810,690 Class A, $485,702 Advisor Class and $1,024 Institutional Class).

Reorganization of Balanced Income Fund into Total Return Fund—On September 21, 2018, the Total Return Fund acquired all of the net assets of the Balanced Income Fund in connection with a tax-free reorganization that was approved by the Income Funds and Equity Funds Board of Trustees. The Total Return Fund issued 2,466,173 Class A shares and 2,516 Advisor Class shares to the Balanced Income Fund in connection with the reorganization. In return, it received net assets of $50,516,080 from the Balanced Income Fund (which included $2,722,435 of unrealized appreciation and $237,931 of accumulated net realized losses). The Total Return Fund’s shares were issued at their current net asset values as of the date of the reorganization. The aggregate net assets of the Total Return Fund and Balanced Income Fund immediately before the acquisition were $939,139,408 consisting of, with respect to Total Return Fund, $888,623,328 ($846,769,158 Class A, $6,101,354 Class B, $958,144 Advisor Class and $34,794,672 Institutional Class) and, with respect to Balanced Income Fund, $50,516,080 ($50,464,265 Class A and $51,815 Advisor Class).

12. Tax Components of Capital and Distributions to Shareholders—The tax character of distributions declared for the years ended September 30, 2018 and September 30, 2017 were as follows:

	Year Ended September 30, 2018
	Distributions Declared from
Fund	Ordinary Income	Long-Term Capital Gain	Total
Floating Rate	$7,331,705	$—	$7,331,705
Fund For Income	35,408,355	—	35,408,355
Government Cash Management	1,351,094	—	1,351,094
International Opportunities Bond	4,560,231	—	4,560,231
Investment Grade	22,161,164	—	22,161,164
Limited Duration Bond	3,854,857	—	3,854,857
Strategic Income	5,491,764	—	5,491,764
Covered Call Strategy	3,645,728	—	3,645,728
Equity Income	15,326,911	16,324,412	31,651,323
Global	7,425,106	37,893,056	45,318,162
Growth & Income	35,231,978	64,202,763	99,434,741
Hedged U.S. Equity Opportunities	—	—	—
International	522,398	—	522,398
Opportunity	6,881,745	58,395,168	65,276,913
Premium Income	347,190	—	347,190
Select Growth	363,284	47,676,209	48,039,493
Special Situations	3,559,350	15,893,645	19,452,995
Total Return	18,048,090	14,207,522	32,255,612

	Year Ended September 30, 2017
	Distributions Declared from
Fund	Ordinary Income	Long-Term Capital Gain	Total
Floating Rate	$5,293,830	$—	$5,293,830
Fund For Income	35,309,696	—	35,309,696
Government Cash Management	100,143	—	100,143
International Opportunities Bond	2,228,370	—	2,228,370
Investment Grade	20,955,134	—	20,955,134
Limited Duration Bond	3,069,199	—	3,069,199
Strategic Income	4,961,619	—	4,961,619
Covered Call Strategy.	2,617,346	237,506	2,854,852
Equity Income	12,725,552	10,667,835	23,393,387
Global	958,933	—	958,933
Growth & Income	29,931,410	60,147,475	90,078,885
Hedged U.S. Equity Opportunities	6,879	—	6,879
International	1,537,577	—	1,537,577
Opportunity.	5,695,841	34,744,601	40,440,442
Premium Income	—	—	—
Select Growth	1,257,169	60,959,968	62,217,137
Special Situations	3,302,735	4,826,272	8,129,007
Total Return	15,036,591	13,865,118	28,901,709

Notes to Financial Statements (continued)

FIRST INVESTORS INCOME FUNDS

FIRST INVESTORS EQUITY FUNDS

September 30, 2018

As of September 30, 2018, the components of distributable earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Capital Gains	Capital Losses Carryover	Other Accumulated Losses	Unrealized Appreciation (Depreciation)	Total Distributable Earnings (Deficit)
Floating Rate	$133,349	$—	$(3,538,184)	$—	$1,423,046	$(1,981,789)
Fund For Income	73,303	—	(38,335,803)	(1,554,828)	(2,123,535)	(41,940,863)
International Opportunities Bond	2,748,412	—	(3,796,728)	(2,681,523)	(16,100,301)	(19,830,140)
Investment Grade	—	—	(3,898,294)	(7,282,116)	(19,893,029)	(31,073,439)
Limited Duration Bond	—	—	(2,312,808)	(30,922,472)*	(5,183,378)	(38,418,658)
Strategic Income	69,208	—	(2,239,990)	(841,969)	(7,451,334)	(10,464,085)
Covered Call Strategy	41,035	—	(7,958,614)	(3,573,171)	45,354,357	33,863,607
Equity Income	5,666,088	60,283,465	—	—	178,532,203	244,481,756
Global	2,519,915	68,121,835	—	(426,580)	66,999,970	137,215,140
Growth & Income	4,822,338	244,266,076	—	—	651,967,792	901,056,206
Hedged U.S. Equity Opportunities	—	—	(316,853)	—	18,558,571	18,241,718
International	805,673	15,827,948	—	(186,066)	76,028,628	92,476,183
Opportunity	11,143,530	71,809,297	—	—	336,808,748	419,761,575
Premium Income	19,288	—	(206,166)	—	969,117	782,239
Select Growth	—	36,058,940	—	—	211,218,059	247,276,999
Special Situations	6,792,604	74,954,575	—	—	155,045,678	236,792,857
Total Return	741,369	59,210,112	—	—	177,431,556	237,383,037

*

Includes $27,832,681 of long term capital losses acquired from the Fund’s merger with the First Investors Government Fund on September 21, 2018. Per the IRS, use of these losses is limited to $4,374,271 per year.

Other accumulated losses as of September 30, 2018 consist of late year loss deferrals in the following categories:

Other accumulated losses	Capital Losses	Currency Losses	Total
Fund For Income	(1,554,828)	—	(1,554,828)
International Opportunities Bond	(121,941)	(2,785,344)	(2,907,285)
Investment Grade	(7,282,116)	—	(7,282,116)
Limited Duration Bond	(3,089,791)	—	(3,089,791)
Strategic Income	(841,969)	—	(841,969)
Covered Call Strategy	(3,573,171)	—	(3,573,171)
Global	—	(426,580)	(426,580)
International	—	(186,066)	(186,066)

For the year ended September 30, 2018, the following reclassifications were made to reflect permanent differences between book and tax reporting which are primarily due to the differences between book and tax treatment of investments in real estate trusts, bond premium amortization, foreign currency transactions, paydowns on securities, fund organization expenses and expiration of capital loss carryovers.

Fund	Capital Paid In	Undistributed Ordinary Income (Loss)	Accumulated Capital Gains (Losses)
Floating Rate	$—	$1,772	$(1,772)
Fund For Income.	(110,622,886)	15,354	110,607,532
International Opportunities Bond	—	(3,149,267)	3,149,267
Investment Grade	(19,894)	22,703	(2,809)
Limited Duration Bond	(61,008)	120,685	(59,677)
Equity Income	—	64	(64)
Global	—	802,753	(802,753)
Hedged U.S. Equity Opportunities	(61,448)	70,750	(9,302)
International	—	(226,614)	226,614
Opportunity	—	85	(85)
Select Growth	—	14,380	(14,380)
Total Return	—	425,559	(425,559)

13. Subsequent Events—Subsequent events occurring after September 30, 2018 have been evaluated for potential impact to this report through the date the financial statements were issued. There were no subsequent events to report that would have a material impact on the Funds’ financial statements.

Financial Highlights

FIRST INVESTORS INCOME FUNDS

The following table sets forth the per share operating performance data for a share outstanding, total return, ratios to average net assets and other supplemental data for each fiscal year ended September 30 unless otherwise indicated.

	P E R S H A R E D A T A
		Investment Operations			Less Distributions from
			Net Realized and
	Net Asset Value, Beginning of Period	Net Investment Income(c)	Unrealized Gain (Loss) on Investments	Total From Investment Operations	Net Investment Income	Net Realized Gain	Total Distributions	Net Asset Value, End of Period
FLOATING RATE FUND
Class A
2014(i)	$10.00	$.21	$(.10)	$.11	$.23	—	$.23	$9.88
2015	9.88	.26	(.27)	(.01)	.29	—	.29	9.58
2016	9.58	.27	.09	.36	.28	—	.28	9.66
2017	9.66	.27	.05	.32	.31	—	.31	9.67
2018	9.67	.32	.04	.36	.32	—	.32	9.71
Advisor Class
2014(i)	10.00	.25	(.11)	.14	.26	—	.26	9.88
2015	9.88	.28	(.26)	.02	.32	—	.32	9.58
2016	9.58	.29	.08	.37	.30	—	.30	9.65
2017	9.65	.26	.09	.35	.32	—	.32	9.68
2018	9.68	.34	.04	.38	.34	—	.34	9.72
Institutional Class
2014(i)	10.00	.27	(.13)	.14	.28	—	.28	9.86
2015	9.86	.30	(.25)	.05	.34	—	.34	9.57
2016	9.57	.31	.08	.39	.32	—	.32	9.64
2017	9.64	.26	.11	.37	.34	—	.34	9.67
2018	9.67	.36	.04	.40	.36	—	.36	9.71

See notes to financial statements

R A T I O S / S U P P L E M E N T A L D A T A
					Ratio to Average Net
			Ratio to Average Net Assets**						Assets Before Expenses Waived or Assumed
Total Return*		Net Assets End of Period (in thousands)	Net Expenses After Fee Credits		Net Expenses Before Fee Credits***		Net Investment Income		Expenses***		Net Investment Income		Portfolio Turnover Rate

1.12	%††	$50,361	1.10	%†	1.10	%†	2.21	%†	1.58	%†	1.73	%†	26	%††
(.08)		57,101	1.10		1.10		2.72		1.33		2.49		49
3.69		61,243	1.10		1.10		2.86		1.27		2.69		38
3.47		66,769	1.10		1.10		2.90		1.24		2.76		89
3.83		68,567	1.10		1.10		3.25		1.21		3.14		60

1.43	††	34,942	.90	†	.90	†	2.63	†	.95	†	2.58	†	26	††
.18		50,122	.90		.90		2.92		1.03		2.79		49
3.92		61,844	.90		.90		3.06		.98		2.98		38
3.70		98,958	.90		.90		3.07		.92		3.05		89
4.03		144,799	.90		.90		3.46		.86		3.50		60

1.36	††	5,329	.70	†	.70	†	2.76	†	1.06	†	2.40	†	26	††
.47		10,458	.70		.70		3.17		.90		2.97		49
4.14		11,456	.70		.70		3.27		.83		3.14		38
3.87		21,277	.70		.70		3.23		.80		3.13		89
4.20		32,019	.70		.70		3.68		.75		3.63		60

Financial Highlights (continued)

FIRST INVESTORS INCOME FUNDS

	P E R S H A R E D A T A
		Investment Operations			Less Distributions from
			Net Realized and
	Net Asset Value, Beginning of Year	Net Investment Income(c)	Unrealized Gain (Loss) on Investments	Total From Investment Operations	Net Investment Income	Net Realized Gain	Total Distributions	Net Asset Value, End of Year
FUND FOR INCOME
Class A
2014	$2.59	$.12	$.02	$.14	$.14	—	$.14	$2.59
2015	2.59	.11	(.18)	(.07)	.13	—	.13	2.39
2016	2.39	.11	.10	.21	.12	—	.12	2.48
2017	2.48	.11	.05	.16	.12	—	.12	2.52
2018	2.52	.11	(.06)	.05	.13	—	.13	2.44
Class B
2014	2.59	.10	.02	.12	.12	—	.12	2.59
2015	2.59	.09	(.18)	(.09)	.11	—	.11	2.39
2016	2.39	.09	.10	.19	.10	—	.10	2.48
2017	2.48	.10	.05	.15	.10	—	.10	2.53
2018	2.53	.09	(.06)	.03	.11	—	.11	2.45
Advisor Class
2014	2.59	.12	.02	.14	.14	—	.14	2.59
2015	2.59	.12	(.18)	(.06)	.14	—	.14	2.39
2016	2.39	.12	.10	.22	.13	—	.13	2.48
2017	2.48	.12	.05	.17	.13	—	.13	2.52
2018	2.52	.12	(.07)	.05	.13	—	.13	2.44
Institutional Class
2014	2.60	.13	.02	.15	.15	—	.15	2.60
2015	2.60	.12	(.17)	(.05)	.15	—	.15	2.40
2016	2.40	.12	.10	.22	.13	—	.13	2.49
2017	2.49	.13	.05	.18	.13	—	.13	2.54
2018	2.54	.12	(.07)	.05	.14	—	.14	2.45

See notes to financial statements

R A T I O S / S U P P L E M E N T A L D A T A
					Ratio to Average Net
		Ratio to Average Net Assets**			Assets Before Expenses Waived or Assumed
Total Return*	Net Assets End of Year (in thousands)	Net Expenses After Fee Credits	Net Expenses Before Fee Credits***	Net Investment Income	Expenses***	Net Investment Income	Portfolio Turnover Rate

5.38%	$621,618	1.21%	1.21%	4.67%	1.23%	4.65%	47%
(2.85)	567,249	1.21	1.21	4.39	1.23	4.37	47
9.07	571,028	1.22	1.22	4.76	1.24	4.74	55
6.79	572,631	1.21	1.21	4.57	1.23	4.55	65
1.88	523,932	1.22	1.22	4.46	1.24	4.44	67

4.67	4,690	2.02	2.02	3.86	2.04	3.84	47
(3.65)	3,376	2.01	2.01	3.60	2.03	3.58	47
7.99	2,923	2.04	2.05	3.94	2.07	3.92	55
6.15	2,356	1.98	1.98	3.79	2.00	3.77	65
1.06	1,786	2.02	2.02	3.66	2.04	3.64	67

5.42	31,132	.91	.91	4.83	.93	4.81	47
(2.47)	41,699	.93	.93	4.65	.95	4.63	47
9.34	68,198	.93	.94	5.02	.96	5.00	55
7.05	73,403	.94	.94	4.84	.96	4.82	65
2.17	79,880	.93	.93	4.76	.95	4.74	67

5.59	42,941	.78	.78	5.07	.80	5.05	47
(2.28)	51,704	.78	.78	4.81	.80	4.79	47
9.58	62,340	.79	.79	5.19	.81	5.17	55
7.59	78,784	.78	.78	4.99	.80	4.97	65
1.91	33,545	.79	.79	4.88	.81	4.86	67

Financial Highlights (continued)

FIRST INVESTORS INCOME FUNDS

	P E R S H A R E D A T A
		Investment Operations			Less Distributions from
			Net Realized and
	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(c)	Unrealized Gain (Loss) on Investments	Total From Investment Operations	Net Investment Income		Net Realized Gain	Total Distributions		Net Asset Value, End of Year
GOVERNMENT CASH MANAGEMENT FUND(f)
Class A
2014	$1.00	$—	—	$—	$—		—	$—		$1.00
2015	1.00	—	—	—	—		—	—		1.00
2016	1.00	—	—	—	—		—	—		1.00
2017	1.00	.00	—	.00	.00(d	)	—	.00(d	)	1.00
2018	1.00	.01	—	.01	.01		—	.01		1.00
Class B
2014	1.00	—	—	—	—		—	—		1.00
2015	1.00	—	—	—	—		—	—		1.00
2016	1.00	—	—	—	—		—	—		1.00
2017	1.00	—	—	—	—		—	—		1.00
2018	1.00	.00	—	.00	.00(d	)	—	.00(d	)	1.00
Institutional Class
2014	1.00	—	—	—	—		—	—		1.00
2015	1.00	—	—	—	—		—	—		1.00
2016	1.00	—	—	—	—		—	—		1.00
2017	1.00	.00	—	.00	.00(d	)	—	.00(d	)	1.00
2018	1.00	.01	—	.01	.01		—	.01		1.00

See notes to financial statements

R A T I O S / S U P P L E M E N T A L D A T A
					Ratio to Average Net
		Ratio to Average Net Assets**			Assets Before Expenses Waived or Assumed
Total Return*	Net Assets End of Year (in thousands)	Net Expenses After Fee Credits	Net Expenses Before Fee Credits***	Net Investment Income	Expenses***	Net Investment Income (Loss)	Portfolio Turnover Rate

0.00%	$108,088	.08%	.08%	.00%	1.02%	(.94)%	N/A
0.00	109,566	.10	.10	.00	1.08	(.98)	N/A
0.00	122,037	.33	.33	.00	1.05	(.72)	N/A
0.08	127,079	.60	.60	.08	1.02	(.34)	N/A
0.96	153,695	.60	.60	.98	1.01	.57	N/A

0.00	404	.08	.08	.00	1.64	(1.56)	N/A
0.00	287	.10	.10	.00	1.72	(1.62)	N/A
0.00	248	.33	.33	.00	1.77	(1.44)	N/A
0.00	161	.64	.64	.00	1.76	(1.12)	N/A
0.17	101	1.35	1.35	.14	1.92	(.43)	N/A

0.00	2,595	.08	.08	.00	.66	(0.58)	N/A
0.00	2,267	.10	.10	.00	.67	(.57)	N/A
0.00	2,844	.33	.33	.00	.68	(.35)	N/A
0.07	2,394	.60	.60	.06	.68	(.02)	N/A
0.97	1	.60	.60	.96	.68	.88	N/A

Financial Highlights (continued)

FIRST INVESTORS INCOME FUNDS

	P E R S H A R E D A T A
		Investment Operations			Less Distributions from
			Net Realized and
	Net Asset Value, Beginning of Year	Net Investment Income(c)	Unrealized Gain (Loss) on Investments	Total From Investment Operations	Net Investment Income	Net Realized Gain	Total Distributions	Net Asset Value, End of Year
INTERNATIONAL OPPORTUNITIES BOND FUND
Class A
2014	$9.84	$.21	$.07	$.28	$.27	—	$.27	$9.85
2015	9.85	.12	(1.06)	(.94)	.28	—	.28	8.63
2016	8.63	.20	.51	.71	.13	—	.13	9.21
2017	9.21	.22	.21	.43	.15	—	.15	9.49
2018	9.49	.23	(.64)	(.41)	.30	—	.30	8.78
Advisor Class
2014	9.85	.24	.04	.28	.28	—	.28	9.85
2015	9.85	.14	(1.06)	(.92)	.29	—	.29	8.64
2016	8.64	.23	.51	.74	.13	—	.13	9.25
2017	9.25	.24	.23	.47	.16	—	.16	9.56
2018	9.56	.27	(.66)	(.39)	.30	—	.30	8.87
Institutional Class
2014	9.85	.25	.06	.31	.28	—	.28	9.88
2015	9.88	.17	(1.08)	(.91)	.30	—	.30	8.67
2016	8.67	.24	.52	.76	.14	—	.14	9.29
2017	9.29	.22	.27	.49	.19	—	.19	9.59
2018	9.59	.28	(.65)	(.37)	.30	—	.30	8.92

See notes to financial statements

R A T I O S / S U P P L E M E N T A L D A T A
					Ratio to Average Net
		Ratio to Average Net Assets**			Assets Before Expenses Waived or Assumed
Total Return*	Net Assets End of Year (in thousands)	Net Expenses After Fee Credits	Net Expenses Before Fee Credits***	Net Investment Income	Expenses***	Net Investment Income	Portfolio Turnover Rate

2.84%	$80,197	1.30%	1.30%	2.06%	1.41%	1.95%	76%
(9.72)	69,394	1.30	1.30	1.29	1.38	1.21	61
8.30	65,456	1.38	1.38	2.29	1.41	2.26	72
4.70	59,782	1.41	1.41	2.35	N/A	N/A	76
(4.50)	54,060	1.40	1.40	2.49	N/A	N/A	41

2.81	33,851	1.10	1.10	2.21	N/A	N/A	76
(9.51)	50,912	1.04	1.04	1.56	N/A	N/A	61
8.70	50,749	1.08	1.08	2.60	N/A	N/A	72
5.07	68,162	1.11	1.11	2.66	N/A	N/A	76
(4.17)	87,491	1.08	1.08	2.82	N/A	N/A	41

3.19	16,014	.93	.93	2.43	N/A	N/A	76
(9.36)	19,097	.90	.90	1.69	N/A	N/A	61
8.85	8,289	.93	.93	2.75	N/A	N/A	72
5.27	8,669	.94	.95	2.80	N/A	N/A	76
(4.03)	9,868	.93	.93	2.98	N/A	N/A	41

Financial Highlights (continued)

FIRST INVESTORS INCOME FUNDS

	P E R S H A R E D A T A
		Investment Operations			Less Distributions from
			Net Realized and
	Net Asset Value, Beginning of Year	Net Investment Income(c)	Unrealized Gain (Loss) on Investments	Total From Investment Operations	Net Investment Income	Net Realized Gain	Total Distributions	Net Asset Value, End of Year
INVESTMENT GRADE FUND
Class A
2014	$9.78	$.31	$.22	$.53	$.39	—	$.39	$9.92
2015	9.92	.28	(.17)	.11	.39	—	.39	9.64
2016	9.64	.27	.35	.62	.36	—	.36	9.90
2017	9.90	.26	(.17)	.09	.33	—	.33	9.66
2018	9.66	.26	(.42)	(.16)	.33	—	.33	9.17
Class B
2014	9.76	.22	.22	.44	.33	—	.33	9.87
2015	9.87	.20	(.17)	.03	.33	—	.33	9.57
2016	9.57	.19	.34	.53	.27	—	.27	9.83
2017	9.83	.19	(.18)	.01	.23	—	.23	9.61
2018	9.61	.18	(.42)	(.24)	.24	—	.24	9.13
Advisor Class
2014	9.78	.34	.20	.54	.40	—	.40	9.92
2015	9.92	.31	(.16)	.15	.40	—	.40	9.67
2016	9.67	.30	.34	.64	.37	—	.37	9.94
2017	9.94	.26	(.14)	.12	.35	—	.35	9.71
2018	9.71	.30	(.42)	(.12)	.36	—	.36	9.23
Institutional Class
2014	9.79	.35	.23	.58	.43	—	.43	9.94
2015	9.94	.32	(.17)	.15	.43	—	.43	9.66
2016	9.66	.31	.35	.66	.40	—	.40	9.92
2017	9.92	.31	(.18)	.13	.37	—	.37	9.68
2018	9.68	.31	(.42)	(.11)	.37	—	.37	9.20

See notes to financial statements

R A T I O S / S U P P L E M E N T A L D A T A
					Ratio to Average Net
		Ratio to Average Net Assets**			Assets Before Expenses Waived, Assumed or Reimbursed
Total Return*	Net Assets End of Year (in thousands)	Net Expenses After Fee Credits	Net Expenses Before Fee Credits***	Net Investment Income	Expenses***	Net Investment Income	Portfolio Turnover Rate

5.50%	$475,090	1.05%	1.05%	3.11%	1.16%	3.00%	49%
1.12	458,704	1.04	1.04	2.85	1.15	2.74	36
6.55	477,010	1.04	1.05	2.78	1.15	2.68	37
.97	462,999	1.04	1.04	2.68	1.15	2.57	52
(1.69)	400,673	1.06	1.06	2.80	1.17	2.69	58

4.53	4,727	1.92	1.92	2.24	2.03	2.13	49
.27	3,623	1.92	1.92	1.98	2.03	1.87	36
5.61	2,907	1.92	1.92	1.91	2.03	1.80	37
.12	2,181	1.90	1.90	1.84	2.01	1.73	52
(2.50)	1,475	1.93	1.93	1.93	2.04	1.82	58

5.61	44,351	.69	.69	3.38	.80	3.27	49
1.53	63,614	.73	.73	3.17	.84	3.06	36
6.78	83,659	.74	.74	3.08	.85	2.97	37
1.32	136,316	.72	.72	2.99	.82	2.89	52
(1.25)	180,286	.72	.72	3.15	.83	3.04	58

5.98	22,269	.63	.63	3.51	.74	3.40	49
1.48	15,025	.63	.63	3.26	.74	3.15	36
6.97	31,395	.63	.63	3.17	.74	3.06	37
1.41	26,127	.63	.63	3.10	.74	2.99	52
(1.18)	23,974	.64	.64	3.23	.75	3.12	58

Financial Highlights (continued)

FIRST INVESTORS INCOME FUNDS

	P E R S H A R E D A T A
		Investment Operations			Less Distributions from
			Net Realized and
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(c)	Unrealized Gain (Loss) on Investments	Total From Investment Operations	Net Investment Income	Net Realized Gain	Total Distributions	Net Asset Value, End of Period
LIMITED DURATION BOND FUND (e)
Class A
2014(h)	$10.00	$—	$(.05)	$(.05)	$.06	—	$.06	$9.89
2015	9.89	.03	.04	.07	.20	—	.20	9.76
2016	9.76	(.03)	.15	.12	.22	—	.22	9.66
2017	9.66	.08	(.06)	.02	.21	—	.21	9.47
2018	9.47	—	(.05)	(.05)	.25	—	.25	9.17
Advisor Class
2014(h)	10.00	.02	(.05)	(.03)	.06	—	.06	9.91
2015	9.91	.06	.05	.11	.22	—	.22	9.80
2016	9.80	—	.14	.14	.25	—	.25	9.69
2017	9.69	.13	(.08)	.05	.24	—	.24	9.50
2018	9.50	.03	(.05)	(.02)	.28	—	.28	9.20
Institutional Class
2014(h)	10.00	.02	(.03)	(.01)	.07	—	.07	9.92
2015	9.92	.08	.04	.12	.23	—	.23	9.81
2016	9.81	.02	.14	.16	.27	—	.27	9.70
2017	9.70	.11	(.04)	.07	.25	—	.25	9.52
2018	9.52	.04	(.06)	(.02)	.29	—	.29	9.21

See notes to financial statements

R A T I O S / S U P P L E M E N T A L D A T A
									Ratio to Average Net
			Ratio to Average Net Assets**						Assets Before Expenses Waived, Assumed or Reimbursed
Total Return*		Net Assets End of Period (in thousands)	Net Expenses After Fee Credits		Net Expenses Before Fee Credits***		Net Investment Income (Loss)		Expenses***		Net Investment Income (Loss)	Portfolio Turnover Rate

(.50	)%††	$8,911	1.05	%†	1.05	%†	.15	%†	3.37	%†	(2.17)%†	19	%††
.67		26,852	1.05		1.05		.37		1.32		.10	57
1.21		48,342	1.05		1.05		(.25)		1.23		(.43)	54
.22		62,841	1.05		1.05		.85		1.22		.68	60
(.52)		247,902	.89		.89		.02		1.11		(.20)	102

(.28	)††	25,649	.75	†	.75	†	.46	†	1.02	†	.19 †	19	††
1.08		40,502	.75		.75		.66		1.09		.32	57
1.47		50,645	.75		.75		.04		1.01		(.22)	54
.54		31,638	.75		.75		1.14		1.02		.87	60
(.25)		35,498	.62		.62		.33		.84		.11	102

(.14	)††	5,125	.60	†	.60	†	.53	†	3.32	†	(2.19)†	19	††
1.21		6,747	.60		.60		.81		.92		.49	57
1.64		22,296	.60		.60		.20		.82		(.02)	54
.77		41,065	.60		.60		1.30		.82		1.08	60
(.19)		38,822	.47		.47		.46		.68		.25	102

Financial Highlights (continued)

FIRST INVESTORS INCOME FUNDS

	P E R S H A R E D A T A
		Investment Operations			Less Distributions from
			Net Realized and
	Net Asset Value, Beginning of Year	Net Investment Income (a)(c)	Unrealized Gain (Loss) on Investments	Total From Investment Operations	Net Investment Income	Net Realized Gain		Total Distributions	Net Asset Value, End of Year
STRATEGIC INCOME FUND
Class A
2014	$9.78	$.32	$.12	$.44	$.28	$.00(d	)	$.28	$9.94
2015	9.94	.34	(.57)	(.23)	.34	.07		.41	9.30
2016	9.30	.30	.22	.52	.32	.02		.34	9.48
2017	9.48	.30	.05	.35	.30	—		.30	9.53
2018	9.53	.31	(.32)	(.01)	.32	—		.32	9.20
Advisor Class
2014	9.77	.36	.11	.47	.32	$.00(d	)	.32	9.92
2015	9.92	.38	(.56)	(.18)	.38	.07		.45	9.29
2016	9.29	.33	.23	.56	.36	.02		.38	9.47
2017	9.47	.29	.09	.38	.33	—		.33	9.52
2018	9.52	.34	(.32)	.02	.35	—		.35	9.19

*	Calculated without sales charges.
**	Net of expenses waived or assumed (Note 3).
***	The ratios do not include a reduction of expenses from cash balances maintained with the custodian or from brokerage service arrangements (Note 1G).
†	Annualized
††	Not annualized
(a)

Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

(b)	Does not include expenses of the investment companies in which the Fund invests.
(c)	Based on average shares during the period.
(d)	Due to rounding, amount is less than .005 per share.
(e)	Prior to January 31, 2018, known as Limited Duration High Quality Bond Fund.
(f)	Prior to October 3, 2016, known as Cash Management Fund.
(g)	For the period October 1, 2015 (commencement of operations) to September 30, 2016.
(h)	For the period May 19, 2014 (commencement of operations) to September 30, 2014.
(i)	For the period October 21, 2013 (commencement of operations) to September 30, 2014.

See notes to financial statements

R A T I O S / S U P P L E M E N T A L D A T A
					Ratio to Average Net
		Ratio to Average Net Assets**			Assets Before Expenses Waived, Assumed or Reimbursed
Total Return*	Net Assets End of Year (in thousands)	Net Expenses After Fee Credits(b)	Net Expenses Before Fee Credits***(b)	Net Investment Income(a)	Expenses***		Net Investment Income		Portfolio Turnover Rate

4.55%	$101,540	.80%	.80%	3.18%	.68	%(b)	3.30	%(a)	20%
(2.37)	131,734	.59	.59	3.55	N/A		N/A		40
5.64	149,190	.58	.58	3.19	N/A		N/A		49
3.73	162,789	.57	.57	3.24	N/A		N/A		37
(.10)	152,180	.56	.56	3.36	N/A		N/A		58

4.82	323	.36	.36	3.62	.29	(b)	3.69	(a)	20
(1.93)	306	.19	.19	3.95	N/A		N/A		40
6.14	415	.17	.17	3.59	N/A		N/A		49
4.14	963	.18	.18	3.66	N/A		N/A		37
.22	759	.21	.21	3.70	N/A		N/A		58

Financial Highlights

FIRST INVESTORS EQUITY FUNDS

The following table sets forth the per share operating performance data for a share outstanding, total return, ratios to average net assets and other supplemental data for each fiscal year ended September 30, except as otherwise indicated.

	P E R S H A R E D A T A
		Investment Operations			Less Distributions from
			Net Realized
	Net Asset Value, Beginning of Period	Net Investment Income(a)	and Unrealized Gain on Investments	Total From Investment Operations	Net Investment Income	Net Realized Gain	Total Distributions	Net Asset Value, End of Period
COVERED CALL STRATEGY FUND
Class A
2016(e)	$10.00	$.06	$.33	$.39	$.03	$—	$.03	$10.36
2017	10.36	.10	.85	.95	.11	.02	.13	11.18
2018	11.18	.11	.64	.75	.10	—	.10	11.83
Advisor Class
2016(e)	10.00	.08	.32	.40	.06	—	.06	10.34
2017	10.34	.13	.86	.99	.15	.02	.17	11.16
2018	11.16	.14	.64	.78	.14	—	.14	11.80
Institutional Class
2016(e)	10.00	.09	.33	.42	.07	—	.07	10.35
2017	10.35	.16	.85	1.01	.17	.02	.19	11.17
2018	11.17	.16	.63	.79	.24	—	.24	11.72

See notes to financial statements

R A T I O S / S U P P L E M E N T A L D A T A
									Ratio to Average Net
			Ratio to Average Net Assets**						Assets Before Expenses Waived or Assumed
Total Return*		Net Assets End of Period (in thousands)	Net Expenses After Fee Credits		Net Expenses Before Fee Credits***		Net Investment Income		Expenses***		Net Investment Income		Portfolio Turnover Rate

3.94	%††	$48,514	1.30	%†	1.30	%†	1.19	%†	1.73	%†	.76	%†	83	%††
9.17		167,906	1.30		1.30		1.18		1.36		1.12		121
6.79		237,103	1.30		1.30		.95		1.28		.97		107

4.05	††	39,129	.97	†	.97	†	1.64	†	1.50	†	1.11	†	83	††
9.62		109,360	.97		.97		1.53		1.06		1.44		121
7.09		114,275	.97		.97		1.25		1.03		1.19		107

4.18	††	4,214	.84	†	.84	†	1.76	†	1.25	†	1.35	†	83	††
9.77		7,334	.84		.84		1.65		.96		1.53		151
7.19		2,913	.84		.84		1.38		.89		1.33		107

Financial Highlights (continued)

FIRST INVESTORS EQUITY FUNDS

	P E R S H A R E D A T A
		Investment Operations			Less Distributions from
			Net Realized and
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Unrealized Gain (Loss) on Investments	Total From Investment Operations	Net Investment Income	Net Realized Gain	Total Distributions	Net Asset Value, End of Year
EQUITY INCOME FUND
Class A
2014	$8.99	$.13	$1.16	$1.29	$.14	$.15	$.29	$9.99
2015	9.99	.15	(.54)	(.39)	.15	.46	.61	8.99
2016	8.99	.16	1.08	1.24	.16	.35	.51	9.72
2017	9.72	.16	1.22	1.38	.21	.18	.39	10.71
2018	10.71	.26	.65	.91	.17	.36	.53	11.09
Class B
2014	8.84	.05	1.13	1.18	.05	.15	.20	9.82
2015	9.82	.06	(.53)	(.47)	.07	.46	.53	8.82
2016	8.82	.08	1.06	1.14	.09	.35	.44	9.52
2017	9.52	.08	1.19	1.27	.12	.18	.30	10.49
2018	10.49	.16	.65	.81	.10	.36	.46	10.84
Advisor Class
2014	8.99	.17	1.13	1.30	.15	.15	.30	9.99
2015	9.99	.19	(.55)	(.36)	.17	.46	.63	9.00
2016	9.00	.20	1.08	1.28	.19	.35	.54	9.74
2017	9.74	.19	1.23	1.42	.21	.18	.39	10.77
2018	10.77	.31	.65	.96	.21	.36	.57	11.16
Institutional Class
2014	9.02	.17	1.16	1.33	.17	.15	.32	10.03
2015	10.03	.19	(.55)	(.36)	.17	.46	.63	9.04
2016	9.04	.20	1.09	1.29	.20	.35	.55	9.78
2017	9.78	.37	1.06	1.43	.31	.18	.49	10.72
2018	10.72	.31	.66	.97	.21	.36	.57	11.12

See notes to financial statements

R A T I O S / S U P P L E M E N T A L D A T A
					Ratio to Average Net
		Ratio to Average Net Assets**			Assets Before Expenses Waived or Assumed
Total Return*	Net Assets End of Year (in thousands)	Net Expenses After Fee Credits	Net Expenses Before Fee Credits***	Net Investment Income	Expenses***	Net Investment Income	Portfolio Turnover Rate

14.48%	$510,981	1.21%	1.22%	1.33%	N/A	N/A	27%
(4.31)	485,342	1.21	1.21	1.52	N/A	N/A	23
14.16	529,327	1.22	1.22	1.72	N/A	N/A	22
14.46	564,918	1.20	1.20	1.58	N/A	N/A	15
8.68	545,810	1.20	1.20	2.42	N/A	N/A	35

13.49	5,721	2.06	2.06	.49	N/A	N/A	27
(5.16)	3,847	2.06	2.06	.67	N/A	N/A	23
13.20	3,446	2.07	2.07	.87	N/A	N/A	22
13.48	3,012	2.03	2.03	.76	N/A	N/A	15
7.89	2,562	2.04	2.04	1.54	N/A	N/A	35

14.57	32,160	.81	.81	1.71	N/A	N/A	27
(3.96)	38,482	.84	.84	1.90	N/A	N/A	23
14.63	54,576	.85	.85	2.08	N/A	N/A	22
14.87	71,611	.84	.84	1.94	N/A	N/A	15
9.09	80,387	.85	.85	2.79	N/A	N/A	35

14.88	7,399	.80	.80	1.76	N/A	N/A	27
(3.97)	9,773	.81	.81	1.93	N/A	N/A	23
14.67	2,448	.78	.78	2.08	N/A	N/A	22
14.84	2,193	.80	.80	2.02	N/A	N/A	15
9.21	2,499	.80	.80	2.81	N/A	N/A	35

Financial Highlights (continued)

FIRST INVESTORS EQUITY FUNDS

	P E R S H A R E D A T A
		Investment Operations			Less Distributions from
			Net Realized
	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	and Unrealized Gain on Investments	Total From Investment Operations	Net Investment Income		Net Realized Gain	Total Distributions		Net Asset Value, End of Year
GLOBAL FUND
Class A
2014	$8.01	$—	$.80	$.80	$.04		$.11	$.15		$8.66
2015	8.66	—	.11	.11	—		1.51	1.51		7.26
2016	7.26	.01	.43	.44	.00(b	)	.40	.40		7.30
2017	7.30	.02	1.29	1.31	.01		—	.01		8.60
2018	8.60	(.01)	.89	.88	.04		.63	.67		8.81
Class B
2014	6.86	(.06)	.69	.63	—		.11	.11		7.38
2015	7.38	(.05)	.10	.05	—		1.51	1.51		5.92
2016	5.92	(.04)	.36	.32	—		.40	.40		5.84
2017	5.84	(.03)	1.02	.99	.00(b	)	—	.00(b	)	6.83
2018	6.83	(.07)	.70	.63	.03		.63	.66		6.80
Advisor Class
2014	8.01	—	.82	.82	—		.11	.11		8.72
2015	8.72	.03	.12	.15	—		1.51	1.51		7.36
2016	7.36	.04	.44	.48	.01		.40	.41		7.43
2017	7.43	.06	1.31	1.37	.02		—	.02		8.78
2018	8.78	.02	.91	.93	.05		.63	.68		9.03
Institutional Class
2014	8.02	—	.84	.84	—		.11	.11		8.75
2015	8.75	.04	.11	.15	—		1.51	1.51		7.39
2016	7.39	.04	.45	.49	.01		.40	.41		7.47
2017	7.47	.06	1.31	1.37	.02		—	.02		8.82
2018	8.82	.03	.91	.94	.05		.63	.68		9.08

See notes to financial statements

R A T I O S / S U P P L E M E N T A L D A T A
					Ratio to Average Net
		Ratio to Average Net Assets**			Assets Before Expenses Waived or Assumed
Total Return*	Net Assets End of Year (in thousands)	Net Expenses After Fee Credits	Net Expenses Before Fee Credits***	Net Investment Income (Loss)	Expenses***	Net Investment Income (Loss)	Portfolio Turnover Rate

10.00%	$332,416	1.49%	1.49%	.03%	1.54%	(.02)%	154%
.87	331,382	1.47	1.47	(.01)	1.52	(.06)	97
6.03	339,956	1.47	1.47	.09	1.52	.04	94
17.99	379,176	1.44	1.44	.30	1.49	.25	117
10.69	393,697	1.43	1.43	(.16)	1.48	(.21)	132

9.18	4,023	2.31	2.31	(.79)	2.36	(.84)	154
.09	3,405	2.28	2.28	(.82)	2.33	(.87)	97
5.29	2,937	2.27	2.27	(.72)	2.32	(.77)	94
16.98	2,642	2.24	2.24	(.52)	2.29	(.57)	117
9.70	2,309	2.23	2.23	(.97)	2.28	(1.02)	132

10.24	66,590	1.06	1.06	.53	1.11	.48	154
1.37	114,556	1.06	1.06	.43	1.11	.38	97
6.48	169,088	1.05	1.05	.53	1.10	.48	94
18.46	191,839	1.04	1.04	.70	1.09	.65	117
11.03	228,234	1.05	1.05	.25	1.10	.20	132

10.48	3,001	1.03	1.03	.48	1.08	.43	154
1.37	2,955	1.02	1.02	.45	1.07	.40	97
6.61	3,288	1.01	1.01	.55	1.06	.50	94
18.38	3,800	1.00	1.00	.74	1.05	.69	117
11.12	4,419	1.00	1.00	.29	1.05	.24	132

Financial Highlights (continued)

FIRST INVESTORS EQUITY FUNDS

	P E R S H A R E D A T A
		Investment Operations			Less Distributions from
			Net Realized and
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Unrealized Gain (Loss) on Investments	Total From Investment Operations	Net Investment Income	Net Realized Gain	Total Distributions	Net Asset Value, End of Year
GROWTH & INCOME FUND
Class A
2014	$20.54	$.18	$2.92	$3.10	$.20	$.68	$.88	$22.76
2015	22.76	.20	(1.37)	(1.17)	.19	1.05	1.24	20.35
2016	20.35	.26	2.07	2.33	.24	.93	1.17	21.51
2017	21.51	.25	2.66	2.91	.37	.75	1.12	23.30
2018	23.30	.26	2.11	2.37	.32	.94	1.26	24.41
Class B
2014	19.26	—	2.73	2.73	—	.68	.68	21.31
2015	21.31	.02	(1.27)	(1.25)	.04	1.05	1.09	18.97
2016	18.97	.10	1.91	2.01	.08	.93	1.01	19.97
2017	19.97	.08	2.45	2.53	.13	.75	.88	21.62
2018	21.62	.06	1.96	2.02	.08	.94	1.02	22.62
Advisor Class
2014	20.54	.27	2.91	3.18	.20	.68	.88	22.84
2015	22.84	.29	(1.38)	(1.09)	.24	1.05	1.29	20.46
2016	20.46	.35	2.08	2.43	.29	.93	1.22	21.67
2017	21.67	.33	2.69	3.02	.48	.75	1.23	23.46
2018	23.46	.35	2.11	2.46	.40	.94	1.34	24.58
Institutional Class
2014	20.55	.27	2.92	3.19	.28	.68	.96	22.78
2015	22.78	.29	(1.39)	(1.10)	.24	1.05	1.29	20.39
2016	20.39	.35	2.07	2.42	.30	.93	1.23	21.58
2017	21.58	.34	2.67	3.01	.45	.75	1.20	23.39
2018	23.39	.36	2.12	2.48	.41	.94	1.35	24.52

See notes to financial statements

R A T I O S / S U P P L E M E N T A L D A T A
					Ratio to Average Net
		Ratio to Average Net Assets**			Assets Before Expenses Waived or Assumed
Total Return*	Net Assets End of Year (in thousands)	Net Expenses After Fee Credits	Net Expenses Before Fee Credits***	Net Investment Income	Expenses***	Net Investment Income	Portfolio Turnover Rate

15.26%	$1,632,920	1.15%	1.15%	.80%	N/A	N/A	22%
(5.62)	1,496,803	1.15	1.15	.89	N/A	N/A	23
11.72	1,588,423	1.16	1.16	1.28	N/A	N/A	23
13.99	1,675,590	1.15	1.15	1.13	N/A	N/A	16
10.35	1,653,563	1.14	1.14	1.08	N/A	N/A	34

14.32	25,497	1.93	1.93	.02	N/A	N/A	22
(6.33)	19,316	1.93	1.93	.11	N/A	N/A	23
10.82	17,047	1.94	1.94	.50	N/A	N/A	23
13.14	14,310	1.93	1.93	.35	N/A	N/A	16
9.49	12,023	1.93	1.93	.29	N/A	N/A	34

15.67	123,039	.74	.74	1.17	N/A	N/A	22
(5.24)	141,229	.75	.75	1.29	N/A	N/A	23
12.18	132,486	.77	.77	1.68	N/A	N/A	23
14.42	166,851	.78	.78	1.50	N/A	N/A	16
10.73	142,220	.79	.79	1.44	N/A	N/A	34

15.75	9,746	.74	.74	1.21	N/A	N/A	22
(5.27)	9,380	.75	.75	1.29	N/A	N/A	23
12.18	10,596	.74	.74	1.70	N/A	N/A	23
14.47	10,839	.74	.74	1.54	N/A	N/A	16
10.85	11,067	.74	.74	1.49	N/A	N/A	34

Financial Highlights (continued)

FIRST INVESTORS EQUITY FUNDS

	P E R S H A R E D A T A
		Investment Operations			Less Distributions from
			Net Realized
	Net Asset Value, Beginning of Period/ Year	Net Investment Income (Loss)(a)	and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Net Investment Income		Net Realized Gain	Total Distributions		Net Asset Value, End of Period/ Year
HEDGED U.S. EQUITY OPPORTUNITIES FUND
Class A
2016(d)	$10.00	$—	$(.09)	$(.09)	$—		—	$—		$9.91
2017	9.91	(.02)	.88	.86	—		—	—		10.77
2018	10.77	(.03)	1.16	1.13	—		—	—		11.90
Advisor Class
2016(d)	10.00	—	(.09)	(.09)	—		—	—		9.91
2017	9.91	.01	.89	.90	.00(b	)	—	.00(b	)	10.81
2018	10.81	.02	1.16	1.18	—		—	—		11.99
Institutional Class
2016(d)	10.00	.01	(.10)	(.09)	—		—	—		9.91
2017	9.91	.02	.89	.91	.00(b	)	—	.00(b	)	10.82
2018	10.82	.02	1.17	1.19	—		—	—		12.01

INTERNATIONAL FUND
Class A
2014	$12.53	$.05	$.50	$.55	$.02		—	$.02		$13.06
2015	13.06	.05	(.41)	(.36)	.05		—	.05		12.65
2016	12.65	.06	1.05	1.11	.05		—	.05		13.71
2017	13.71	.02	2.02	2.04	.07		—	.07		15.68
2018	15.68	.01	.28	.29	.02		—	.02		15.95
Class B
2014	11.98	(.05)	.47	.42	—		—	—		12.40
2015	12.40	(.06)	(.38)	(.44)	—		—	—		11.96
2016	11.96	(.06)	1.00	.94	.03		—	.03		12.87
2017	12.87	(.09)	1.90	1.81	.05		—	.05		14.63
2018	14.63	(.11)	.26	.15	—		—	—		14.78
Advisor Class
2014	12.55	.14	.44	.58	—		—	—		13.13
2015	13.13	.11	(.43)	(.32)	.05		—	.05		12.76
2016	12.76	.11	1.06	1.17	.06		—	.06		13.87
2017	13.87	.08	2.05	2.13	.08		—	.08		15.92
2018	15.92	.08	.27	.35	.03		—	.03		16.24
Institutional Class
2014	12.56	.12	.51	.63	—		—	—		13.19
2015	13.19	.12	(.43)	(.31)	.10		—	.10		12.78
2016	12.78	.13	1.07	1.20	.07		—	.07		13.91
2017	13.91	.09	2.05	2.14	.09		—	.09		15.96
2018	15.96	.09	.29	.38	.04		—	.04		16.30

See notes to financial statements

R A T I O S / S U P P L E M E N T A L D A T A
								Ratio to Average Net
			Ratio to Average Net Assets**					Assets Before Expenses Waived or Assumed
Total Return*		Net Assets End of Period/ Year (in thousands)	Net Expenses After Fee Credits		Net Expenses Before Fee Credits***		Net Investment Income (Loss)	Expenses***		Net Investment Income (Loss)	Portfolio Turnover Rate

(.90	)%††	$9,265	1.75	%†	1.75	%†	(.02 )%†	4.24	%†	(2.51)%†	7	%††
8.68		44,228	1.75		1.75		(.21)	2.09		(.55)	75
10.49		66,746	1.75		1.75		(.22)	1.76		(.23)	56

(.90	)††	24,539	1.42	†	1.42	†	.26 †	3.37	†	(1.69)†	7	††
9.11		33,770	1.42		1.42		.10	1.76		(.24)	75
10.92		94,955	1.42		1.42		.16	1.40		.18	56

(.90	)††	99	1.31	†	1.31	†	.30 †	3.24	†	(1.63)†	7	††
9.21		472	1.31		1.31		.23	1.74		(.20)	75
11.00		574	1.31		1.31		.21	1.39		.13	56

4.43%		$193,174	1.66%		1.66%		.39%	N/A		N/A	34%
(2.78)		194,991	1.64		1.64		.40	N/A		N/A	27
8.80		209,205	1.61		1.61		.45	N/A		N/A	28
15.00		238,770	1.58		1.58		.17	N/A		N/A	38
1.83		259,683	1.56		1.56		.09	N/A		N/A	36

3.51		2,893	2.49		2.49		(.42)	N/A		N/A	34
(3.55)		2,094	2.47		2.47		(.49)	N/A		N/A	27
7.83		1,607	2.45		2.45		(.45)	N/A		N/A	28
14.12		1,465	2.40		2.40		(.68)	N/A		N/A	38
1.03		1,239	2.38		2.38		(.76)	N/A		N/A	36

4.62		35,249	1.27		1.27		.98	N/A		N/A	34
(2.45)		57,623	1.24		1.24		.83	N/A		N/A	27
9.22		81,525	1.23		1.24		.85	N/A		N/A	28
15.50		111,334	1.18		1.18		.59	N/A		N/A	38
2.21		136,628	1.18		1.18		.48	N/A		N/A	36

5.02		2,357	1.17		1.17		.93	N/A		N/A	34
(2.33)		2,347	1.14		1.14		.89	N/A		N/A	27
9.39		2,695	1.12		1.12		.95	N/A		N/A	28
15.54		3,274	1.09		1.09		.65	N/A		N/A	38
2.36		3,509	1.09		1.09		.56	N/A		N/A	36

Financial Highlights (continued)

FIRST INVESTORS EQUITY FUNDS

	P E R S H A R E D A T A
		Investment Operations			Less Distributions from
			Net Realized and
	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Unrealized Gain (Loss) on Investments	Total From Investment Operations	Net Investment Income	Net Realized Gain	Total Distributions	Net Asset Value, End of Year
OPPORTUNITY FUND
Class A
2014	$38.13	$.07	$5.29	$5.36	$.16	$2.43	$2.59	$40.90
2015	40.90	.04	(.39)	(.35)	.06	2.70	2.76	37.79
2016	37.79	.20	2.52	2.72	.04	3.18	3.22	37.29
2017	37.29	.11	6.03	6.14	.22	1.35	1.57	41.86
2018	41.86	.39	2.31	2.70	.12	2.38	2.50	42.06
Class B
2014	32.27	(.21)	4.47	4.26	—	2.43	2.43	34.10
2015	34.10	(.23)	(.29)	(.52)	—	2.70	2.70	30.88
2016	30.88	(.07)	2.05	1.98	—	3.18	3.18	29.68
2017	29.68	(.16)	4.77	4.61	.18	1.35	1.53	32.76
2018	32.76	.04	1.81	1.85	.07	2.38	2.45	32.16
Advisor Class
2014	38.18	.23	5.22	5.45	—	2.43	2.43	41.20
2015	41.20	.16	(.40)	(.24)	.08	2.70	2.78	38.18
2016	38.18	.30	2.56	2.86	.07	3.18	3.25	37.79
2017	37.79	.24	6.12	6.36	.24	1.35	1.59	42.56
2018	42.56	.61	2.27	2.88	.15	2.38	2.53	42.91
Institutional Class
2014	38.21	.24	5.30	5.54	.17	2.43	2.60	41.15
2015	41.15	.22	(.40)	(.18)	.20	2.70	2.90	38.07
2016	38.07	.36	2.54	2.90	.08	3.18	3.26	37.71
2017	37.71	.27	6.12	6.39	.26	1.35	1.61	42.49
2018	42.49	.59	2.33	2.92	.16	2.38	2.54	42.87

See notes to financial statements

R A T I O S / S U P P L E M E N T A L D A T A
					Ratio to Average Net
		Ratio to Average Net Assets**			Assets Before Expenses Waived or Assumed
Total Return*	Net Assets End of Year (in thousands)	Net Expenses After Fee Credits	Net Expenses Before Fee Credits***	Net Investment Income (Loss)	Expenses***	Net Investment Income	Portfolio Turnover Rate

14.20%	$805,113	1.20%	1.20%	.16%	N/A	N/A	34%
(1.16)	818,955	1.20	1.20	.11	N/A	N/A	37
7.39	880,274	1.22	1.22	.54	N/A	N/A	36
16.99	1,002,618	1.20	1.20	.27	N/A	N/A	32
6.49	1,010,312	1.20	1.20	.93	N/A	N/A	35

13.32	12,145	1.99	1.99	(.63)	N/A	N/A	34
(1.94)	9,691	1.97	1.97	(.67)	N/A	N/A	37
6.58	8,606	1.99	1.99	(.22)	N/A	N/A	36
16.12	7,557	1.96	1.96	(.49)	N/A	N/A	32
5.65	6,202	1.96	1.96	.12	N/A	N/A	35

14.43	35,733	.90	.90	.51	N/A	N/A	34
(.87)	48,322	.91	.91	.40	N/A	N/A	37
7.69	73,477	.93	.93	.83	N/A	N/A	36
17.37	81,773	.88	.88	.59	N/A	N/A	32
6.82	149,481	.89	.89	1.42	N/A	N/A	35

14.66	3,838	.79	.79	.58	N/A	N/A	34
(.74)	4,228	.78	.78	.52	N/A	N/A	37
7.84	4,975	.79	.79	.98	N/A	N/A	36
17.49	5,678	.78	.78	.70	N/A	N/A	32
6.95	5,793	.77	.77	1.38	N/A	N/A	35

Financial Highlights (continued)

FIRST INVESTORS EQUITY FUNDS

	P E R S H A R E D A T A
		Investment Operations			Less Distributions from
			Net Realized
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	and Unrealized Gain on Investments	Total From Investment Operations	Net Investment Income		Net Realized Gain	Total Distributions		Net Asset Value, End of Period
PREMIUM INCOME FUND
Class A
2018(g)	$10.00	$.08	$.23	$.31	$.05		—	$.05		$10.26
Advisor Class
2018(g)	10.00	.10	.22	.32	.06		—	.06		10.26
Institutional Class
2018(g)	10.00	.10	.23	.33	.17		—	.17		10.16

SELECT GROWTH FUND
Class A
2014	$9.24	$—	$1.73	$1.73	$.00(b	)	$—	$.00(b	)	$10.97
2015	10.97	.02	.65	.67	.00(b	)	—	.00(b	)	11.64
2016	11.64	.02	.73	.75	.02		1.13	1.15		11.24
2017	11.24	—	2.38	2.38	.03		1.55	1.58		12.04
2018	12.04	(.01)	2.66	2.65	.01		1.07	1.08		13.61
Class B
2014	8.34	(.07)	1.55	1.48	—		—	—		9.82
2015	9.82	(.07)	.59	.52	—		—	—		10.34
2016	10.34	(.06)	.65	.59	.00(b	)	1.13	1.13		9.80
2017	9.80	(.07)	2.02	1.95	.02		1.55	1.57		10.18
2018	10.18	(.09)	2.21	2.12	—		1.07	1.07		11.23
Advisor Class
2014	9.26	.06	1.69	1.75	—		—	—		11.01
2015	11.01	.07	.66	.73	.01		—	.01		11.73
2016	11.73	.07	.73	.80	.03		1.13	1.16		11.37
2017	11.37	.05	2.40	2.45	.04		1.55	1.59		12.23
2018	12.23	.04	2.71	2.75	.02		1.07	1.09		13.89
Institutional Class
2014	9.27	.05	1.74	1.79	—		—	—		11.06
2015	11.06	.07	.66	.73	.02		—	.02		11.77
2016	11.77	.07	.74	.81	.03		1.13	1.16		11.42
2017	11.42	.05	2.41	2.46	.04		1.55	1.59		12.29
2018	12.29	.05	2.72	2.77	.02		1.07	1.09		13.97

See notes to financial statements

R A T I O S / S U P P L E M E N T A L D A T A
								Ratio to Average Net
			Ratio to Average Net Assets**					Assets Before Expenses Waived or Assumed
Total Return*		Net Assets End of Period (in thousands)	Net Expenses After Fee Credits		Net Expenses Before Fee Credits***		Net Investment Income (Loss)	Expenses***		Net Investment Income		Portfolio Turnover Rate

3.06	%††	$41,688	1.30	%†	1.30	%†	1.57%†	2.07	%†	.80	%†	77	%††

3.18	††	34,170	1.02	†	1.02	†	1.86 †	1.52	†	1.36	†	77	††

3.27	††	3,877	.89	†	.89	†	1.88 †	1.88	†	.89	†	77	††

18.77%		$330,595	1.27%		1.27%		.03%	N/A		N/A		33%
6.12		352,651	1.25		1.25		.16	N/A		N/A		48
6.50		373,279	1.27		1.27		.22	N/A		N/A		59
24.16		444,933	1.25		1.25		.00	N/A		N/A		58
23.22		570,309	1.22		1.22		(.06)	N/A		N/A		37

17.75		4,868	2.06		2.06		(.76)	N/A		N/A		33
5.30		4,101	2.03		2.03		(.63)	N/A		N/A		48
5.71		3,393	2.03		2.03		(.56)	N/A		N/A		59
23.13		3,163	2.01		2.01		(.75)	N/A		N/A		58
22.21		2,997	1.98		1.98		(.82)	N/A		N/A		37

18.90		31,902	.83		.83		.51	N/A		N/A		33
6.61		46,793	.84		.84		.57	N/A		N/A		48
6.93		66,588	.85		.86		.62	N/A		N/A		59
24.61		81,203	.84		.84		.40	N/A		N/A		58
23.74		194,554	.83		.83		.34	N/A		N/A		37

19.31		3,057	.83		.83		.48	N/A		N/A		33
6.56		3,608	.82		.82		.59	N/A		N/A		48
7.00		3,915	.83		.83		.66	N/A		N/A		59
24.61		4,950	.82		.82		.43	N/A		N/A		58
23.81		7,836	.80		.80		.35	N/A		N/A		37

Financial Highlights (continued)

FIRST INVESTORS EQUITY FUNDS

	P E R S H A R E D A T A
		Investment Operations			Less Distributions from
			Net Realized
	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	and Unrealized Gain on Investments	Total From Investment Operations	Net Investment Income	Net Realized Gain	Total Distributions	Net Asset Value, End of Year
SPECIAL SITUATIONS FUND
Class A
2014	$28.07	$.02	$3.16	$3.18	$—	$4.60	$4.60	$26.65
2015	26.65	.02	.07	.09	.04	1.43	1.47	25.27
2016	25.27	.17	2.36	2.53	.02	1.44	1.46	26.34
2017	26.34	—	5.24	5.24	.16	.24	.40	31.18
2018	31.18	.03	2.29	2.32	.01	.87	.88	32.62
Class B
2014	23.45	(.17)	2.62	2.45	—	4.60	4.60	21.30
2015	21.30	(.16)	.08	(.08)	—	1.43	1.43	19.79
2016	19.79	(.02)	1.81	1.79	—	1.44	1.44	20.14
2017	20.14	(.19)	4.01	3.82	.13	.24	.37	23.59
2018	23.59	(.17)	1.73	1.56	—	.87	.87	24.28
Advisor Class
2014	28.09	.12	3.10	3.22	—	4.60	4.60	26.71
2015	26.71	.10	.08	.18	.08	1.43	1.51	25.38
2016	25.38	.23	2.39	2.62	.04	1.44	1.48	26.52
2017	26.52	.08	5.29	5.37	.18	.24	.42	31.47
2018	31.47	.14	2.32	2.46	.04	.87	.91	33.02
Institutional Class
2014	28.14	.14	3.16	3.30	—	4.60	4.60	26.84
2015	26.84	.14	.08	.22	.16	1.43	1.59	25.47
2016	25.47	.28	2.39	2.67	.05	1.44	1.49	26.65
2017	26.65	.12	5.31	5.43	.18	.24	.42	31.66
2018	31.66	.17	2.34	2.51	.05	.87	.92	33.25

See notes to financial statements

R A T I O S / S U P P L E M E N T A L D A T A
					Ratio to Average Net
		Ratio to Average Net Assets**			Assets Before Expenses Waived or Assumed
Total Return*	Net Assets End of Year (in thousands)	Net Expenses After Fee Credits	Net Expenses Before Fee Credits***	Net Investment Income (Loss)	Expenses***	Net Investment Income (Loss)	Portfolio Turnover Rate

11.65%	$425,957	1.33%	1.33%	.06%	1.38%	.01%	55%
.12	432,235	1.32	1.32	.07	1.33	.06	43
10.35	472,720	1.33	1.34	.68	1.34	.68	39
20.06	549,780	1.31	1.31	(.01)	N/A	N/A	27
7.50	580,730	1.29	1.29	.08	N/A	N/A	48

10.71	4,441	2.16	2.16	(.77)	2.21	(.82)	55
(.67)	3,618	2.13	2.13	(.74)	2.14	(.75)	43
9.43	3,301	2.14	2.14	(.12)	2.15	(.13)	39
19.13	3,081	2.10	2.10	(.80)	N/A	N/A	27
6.65	2,626	2.07	2.07	(.71)	N/A	N/A	48

11.82	26,458	1.01	1.01	.39	1.06	.34	55
.46	38,790	1.02	1.03	.37	1.04	.36	43
10.67	59,159	1.03	1.03	.94	1.04	.93	39
20.45	120,912	.97	.97	.34	N/A	N/A	27
7.86	140,657	.95	.95	.43	N/A	N/A	48

12.10	5,750	.89	.89	.51	.94	.46	55
.60	5,905	.88	.88	.51	.89	.50	43
10.84	6,914	.88	.89	1.11	.90	1.10	39
20.56	8,712	.87	.87	.42	N/A	N/A	27
7.98	9,592	.86	.86	.52	N/A	N/A	48

Financial Highlights (continued)

FIRST INVESTORS EQUITY FUNDS

	P E R S H A R E D A T A
		Investment Operations			Less Distributions from
			Net Realized and
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Unrealized Gain (Loss) on Investments	Total From Investment Operations	Net Investment Income	Net Realized Gain	Total Distributions	Net Asset Value, End of Year
TOTAL RETURN FUND
Class A
2014	$18.49	$.22	$1.65	$1.87	$.31	$.42	$.73	$19.63
2015	19.63	.21	(.68)	(.47)	.28	.67	.95	18.21
2016	18.21	.23	1.26	1.49	.27	.43	.70	19.00
2017	19.00	.23	1.27	1.50	.32	.30	.62	19.88
2018	19.88	.31	.74	1.05	.36	.35	.71	20.22
Class B
2014	18.17	.07	1.61	1.68	.16	.42	.58	19.27
2015	19.27	.06	(.68)	(.62)	.06	.67	.73	17.92
2016	17.92	.09	1.25	1.34	.13	.43	.56	18.70
2017	18.70	.09	1.24	1.33	.17	.30	.47	19.56
2018	19.56	.16	.72	.88	.18	.35	.53	19.91
Advisor Class
2014	18.49	.29	1.60	1.89	.32	.42	.74	19.64
2015	19.64	.29	(.69)	(.40)	.31	.67	.98	18.26
2016	18.26	.26	1.27	1.53	.32	.43	.75	19.04
2017	19.04	.32	1.30	1.62	.38	.30	.68	19.98
2018	19.98	.37	.75	1.12	.43	.35	.78	20.32
Institutional Class
2014	18.50	.30	1.63	1.93	.36	.42	.78	19.65
2015	19.65	.29	(.70)	(.41)	.28	.67	.95	18.29
2016	18.29	.31	1.28	1.59	.32	.43	.75	19.13
2017	19.13	.32	1.27	1.59	.37	.30	.67	20.05
2018	20.05	.40	.74	1.14	.46	.35	.81	20.38

*	Calculated without sales charges.
**	Net of expenses waived or assumed (Note 3).
***	The ratios do not include a reduction of expenses from cash balances maintained with the custodian or from brokerage service arrangements (Note 1G).
†	Annualized
††	Not annualized
(a)	Based on average shares during the period.

See notes to financial statements

R A T I O S / S U P P L E M E N T A L D A T A
					Ratio to Average Net
		Ratio to Average Net Assets**			Assets Before Expenses Waived or Assumed
Total Return*	Net Assets End of Year (in thousands)	Net Expenses After Fee Credits	Net Expenses Before Fee Credits***	Net Investment Income	Expenses***	Net Investment Income	Portfolio Turnover Rate

10.18%	$767,354	1.19%	1.19%	1.14%	N/A	N/A	44%
(2.65)	784,281	1.18	1.18	1.05	N/A	N/A	40
8.36	845,726	1.19	1.19	1.27	N/A	N/A	63
8.09	877,311	1.19	1.19	1.22	N/A	N/A	39
5.32	889,473	1.18	1.18	1.55	N/A	N/A	53

9.29	10,016	1.97	1.97	.36	N/A	N/A	44
(3.44)	8,270	1.96	1.96	.27	N/A	N/A	40
7.61	7,774	1.96	1.96	.50	N/A	N/A	63
7.23	6,939	1.93	1.93	.48	N/A	N/A	39
4.52	6,061	1.94	1.94	.79	N/A	N/A	53

10.34	2,106	.78	.78	1.46	N/A	N/A	44
(2.24)	976	.78	.78	1.44	N/A	N/A	40
8.55	1,213	.82	.82	1.63	N/A	N/A	63
8.69	996	.80	.80	1.61	N/A	N/A	39
5.69	1,006	.84	.84	1.83	N/A	N/A	53

10.55	2,885	.78	.78	1.55	N/A	N/A	44
(2.28)	30,644	.77	.77	1.47	N/A	N/A	40
8.88	32,525	.77	.77	1.68	N/A	N/A	63
8.50	33,545	.77	.77	1.65	N/A	N/A	39
5.77	34,555	.77	.77	1.96	N/A	N/A	53

(b)	Due to rounding, amount is less than .005 per share.
(c)	For the period December 1, 2016 (commencement of operations) to September 30, 2017.
(d)	For the period August 1, 2016 (commencement of operations) to September 30, 2016.
(e)	For the period April 1, 2016 (commencement of operations) to September 30, 2016.
(f)	For the period April 6, 2015 (commencement of operations) to September 30, 2015.
(g)	For the period April 2, 2018 (commencement of operations) to September 30, 2018.

Report of Independent Registered Public
Accounting Firm

To the Shareholders and Board of Trustees of
First Investors Income Funds
First Investors Equity Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Floating Rate Fund, Fund For Income, Government Cash Management Fund, International Opportunities Bond Fund, Investment Grade Fund, Limited Duration Bond Fund and Strategic Income Fund, (the “Income Funds”), each a series of the First Investors Income Funds and the Covered Call Strategy Fund, Equity Income Fund, Global Fund, Growth & Income Fund, Hedged U.S. Equity Opportunities Fund, International Fund, Opportunity Fund, Premium Income Fund, Select Growth Fund, Special Situations Fund and Total Return Fund (the “Equity Funds”), each a series of First Investors Equity Funds, including the portfolio of investments, as of September 30, 2018, the related statement of operations, the statements of changes in net assets for each of the periods indicated, and financial highlights for each of the periods indicated thereon, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Income Funds and Equity Funds as of September 30, 2018, the results of their operations, the changes in their net assets, and their financial highlights for each of the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Income Funds’ and Equity Funds’ management. Our responsibility is to express an opinion on the Income Funds’ and Equity Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Income Funds and Equity Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the First Investors Family of Funds since 1978.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Income Funds and Equity Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Income Funds’ and Equity Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 29, 2018

Board Consideration of Advisory Contracts and Fees

(unaudited)

FIRST INVESTORS INCOME FUNDS

Annual Consideration of the Investment Advisory Agreements and the Sub-Advisory Agreements with Brandywine Global Investment Management, LLC and Muzinich & Co., Inc.

The First Investors Income Funds’ (the “Trust”) investment advisory agreements with the Trust’s investment adviser and, as applicable, sub-advisers, on behalf of each of the Trust’s funds, can remain in effect after an initial term of no greater than two years only if they are renewed at least annually thereafter (i) by the vote of the Trustees or by a vote of the shareholders of each fund and (ii) by the vote of a majority of the Trustees who are not parties to the advisory agreement (and sub-advisory agreement, as applicable) or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called specifically for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has six regularly scheduled meetings each year and takes into account throughout the year matters bearing on the approval of the advisory agreement (and sub-advisory agreements, as applicable). In particular, the Board and its standing committees also consider at each meeting at least certain of the factors that are relevant to the annual renewal of each fund’s advisory agreement (and sub-advisory agreements, as applicable), including investment performance, sub-adviser updates and reviews, reports with respect to brokerage and portfolio transactions, portfolio turnover rates, risk management (including as it relates to cybersecurity risk), compliance monitoring, and the services and support provided to each fund and its shareholders. In addition the Board meets with representatives of each sub-adviser in person at least once per year.

On April 18-19, 2018 (the “April Meeting”), the Independent Trustees met in person with senior management personnel of Foresters Investment Management Company, Inc. (“FIMCO”), the Trust’s investment adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) and others to give preliminary consideration to information bearing on the continuation of the advisory agreement (and sub-advisory agreements, as applicable) with respect to each fund. The primary purpose of the April Meeting was to ensure that the Independent Trustees had ample opportunity to consider matters they deemed relevant in determining whether to continue the advisory agreement (or sub-advisory agreements, as applicable), and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also met in executive session with Independent Legal Counsel on April 18, 2018, immediately prior to and during the April Meeting, to consider the continuation of the advisory agreement (or sub-advisory agreements, as applicable) outside the presence of management. As part of the April Meeting, the Independent Trustees asked FIMCO to respond to certain additional questions prior to the contract approval meeting of the Board to be held on May 17, 2018 (the “May Meeting”). In addition, Independent Legal Counsel, in conjunction with the Board, and personnel from FIMCO reviewed each sub-adviser’s response in connection with the request for information with respect to the applicable sub-advisory agreements and requested follow-up information or clarifications from each sub-adviser, as applicable, which was provided prior to the May Meeting.

At the May Meeting, the Board, including a majority of the Independent Trustees, approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between FIMCO and each of the following funds (each a “Fund” and collectively the “Funds”): Balanced Income Fund, Floating Rate Fund, Fund For Income, Government Fund, Government Cash Management Fund, International Opportunities Bond Fund, Investment Grade Fund, Limited Duration Bond Fund and Strategic Income Fund. In addition, at the May Meeting, the Board, including a majority of the Independent Trustees, approved the renewal of the sub-advisory agreements (each, a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) with: (1) Brandywine Global Investment Management, LLC (“Brandywine”) with respect to the International Opportunities Bond Fund; and (2) Muzinich & Co., Inc. (“Muzinich”) with respect to the Fund For Income and Floating Rate Fund. The Fund For Income, Floating Rate Fund and International Opportunities Bond Fund are collectively referred to as the “Sub-Advised Funds.”

In reaching its decisions to approve the continuation of the Advisory Agreement for each Fund and the Sub-Advisory Agreements for the Sub-Advised Funds, the Board considered information furnished and discussed throughout the year at regularly scheduled Board and Committee meetings as well as a wide range of information provided specifically in relation to the renewal of the Advisory Agreement and Sub-Advisory Agreements for the April Meeting and May Meeting. Information furnished at Board and/or Committee meetings throughout the year included FIMCO’s analysis of each Fund’s investment performance and the performance of the sub-advisers to the respective Sub-Advised Funds, presentations given by representatives of FIMCO, Brandywine and Muzinich and various reports on compliance and other services provided by FIMCO and its affiliates.

In preparation for the April Meeting and/or May Meeting, the Independent Trustees requested and received information compiled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, that included, among other things: (1) the investment performance over various time periods and the fees and expenses of each Fund as compared to a comparable group of funds as determined by Broadridge (“Peer Group”); and (2) comparative information on each Fund’s volatility versus total return. The Board also considered that FIMCO charges different fee rates to various mutual funds that have similar investment mandates and FIMCO’s explanation for these differences.

Additionally, in response to specific requests from the Independent Trustees in connection with the April Meeting and/or May Meeting, FIMCO furnished, and the Board considered, information concerning various aspects of its operations, including: (1) the nature, extent and quality of services provided by FIMCO and its affiliates to the Funds, including investment advisory and administrative services to the Funds and, as applicable, services in connection with selecting, overseeing and evaluating the sub-advisers; (2) the actual management fees paid by each Fund to FIMCO; (3) the costs of providing services to each Fund and the profitability of FIMCO and its affiliate, Foresters Investor Services, Inc. (“FIS”), the Funds’ affiliated transfer agent, from the relationship with each Fund; and (4) any “fall out” or ancillary benefits accruing to FIMCO or its affiliates as a result of the relationship with each Fund. FIMCO also provided, and the Board considered, an analysis of the overall profitability of the First Investors mutual fund business that included various entities affiliated with FIMCO as well as comparative

Board Consideration of Advisory Contracts and Fees (continued) (unaudited)

FIRST INVESTORS INCOME FUNDS

profitability information based on analysis performed by FIMCO of the financial statements of certain publicly-traded mutual fund asset managers. The Board also considered FIMCO’s and each sub-adviser’s personnel and methods, including the education, experience of key personnel, and the number of their advisory and analytical personnel; general information regarding the compensation of FIMCO’s and each sub-adviser’s advisory personnel; FIMCO’s and each sub-adviser’s investment management process; FIMCO’s and each sub-adviser’s compliance program; the time and attention of FIMCO’s and each sub-adviser’s personnel devoted to the management of the Funds; FIMCO’s and each sub-adviser’s cybersecurity practices and related controls and business continuity plans; and material pending, threatened or settled litigation involving FIMCO and each sub-adviser, and any ongoing or completed audits, investigations or examinations by the Securities and Exchange Commission. The Board also considered information provided by FIMCO on management’s initiatives for increasing Fund assets and new product development, which included enhanced sales and marketing efforts (including selling Fund shares through independent channels); continuing efforts as deemed practicable to reduce expenses and improve performance of the Funds; and improving the efficiency of back-office operations and services (including the launch of a system for processing new business relationships electronically). In addition to evaluating, among other considerations, the written information provided by FIMCO, the Board also evaluated the answers to questions posed by the Board to representatives of FIMCO.

In addition, in response to specific requests from the Independent Trustees in connection with the April Meeting and/or May Meeting, Brandywine and Muzinich furnished, and the Board reviewed, information concerning various aspects of their respective operations, including: (1) the nature, extent and quality of services provided by Brandywine and Muzinich to the applicable Sub-Advised Funds; (2) the sub-advisory fee rates charged by Brandywine and Muzinich and a comparison of those fee rates to the fee rates of Brandywine and Muzinich for providing advisory services to other investment companies or accounts or compared to their standard fee schedule, as applicable, with an investment mandate similar to the applicable Sub-Advised Funds; (3) profitability and/or financial information provided by Brandywine and Muzinich; and (4) any “fall out” or ancillary benefits accruing to Brandywine and Muzinich as a result of the relationship with each applicable Sub-Advised Fund. The Board also considered FIMCO’s representations that it found the sub-adviser responses to the information requests in connection with the renewal of the Sub-Advisory Agreements to be satisfactory and raising no issues of general concern.

In considering the information and materials described above, the Independent Trustees took into account management style, investment strategies and prevailing market conditions. Moreover, the Independent Trustees received assistance from and met separately with Independent Legal Counsel during both the April Meeting and May Meeting and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements (and sub-advisory agreements, as applicable). Although the Advisory Agreement for all of the Funds and the Sub-Advisory Agreements for the Sub-Advised Funds were considered at the same Board meeting, the Independent Trustees addressed each Fund separately during the April Meeting and May Meeting.

Based on all of the information presented, the Board, including a majority of its Independent Trustees, determined on a Fund-by-Fund basis that the fees charged under the Advisory Agreement and each Sub-Advisory Agreement are reasonable in relation to the services that are provided under each Agreement. The Board did not identify any single factor as being of paramount importance in reaching its conclusions and determinations with respect to the continuance of the Advisory Agreement for each Fund and Sub-Advisory Agreements and different Trustees may have given different weight to different factors. Although not meant to be all-inclusive, the following describes some of the factors that were considered by the Board in deciding to approve the continuance of the Advisory Agreement for each Fund and the Sub-Advisory Agreements with Brandywine and Muzinich.

Nature, Extent and Quality of Services

In examining the nature, extent and quality of the services provided by FIMCO, the Board recognized that FIMCO is dedicated to providing investment management services exclusively to the Funds and the other funds in the First Investors fund complex and that, unlike many other mutual fund managers, FIMCO is not in the business of providing management services to hedge funds, pension funds or private accounts. In this connection, the Board was advised that certain key FIMCO personnel provide separately managed account services to a FIMCO-affiliated investment adviser, but that these personnel spend most of their time serving their FIMCO clients. As a result, the Board considered that FIMCO’s personnel devote substantially all of their time to serving the funds in the First Investors fund complex. The Board also considered management’s explanation regarding the significant costs involved in providing the level of personal service that the First Investors fund complex seeks to deliver to its shareholders, which are primarily shareholders in the broad middle market.

The Board noted that FIMCO has undertaken extensive responsibilities as manager of the Funds, including: (1) the provision of investment advice to the Funds; (2) implementing policies and procedures designed to ensure compliance with each Fund’s investment objectives and policies; (3) the review of brokerage arrangements; (4) oversight of general portfolio compliance with applicable laws; (5) the provision of certain administrative services to the Funds, including fund accounting; (6) the implementation of Board directives as they relate to the Funds; and (7) evaluating and monitoring any sub-advisers on an ongoing basis, including, but not limited to, monitoring each sub-adviser’s investment performance, evaluating each sub-adviser’s compliance program on an annual basis and monitoring investments for compliance purposes, including monitoring each sub-adviser’s soft dollar practices (as applicable), portfolio allocation and best execution. The Board noted that FIMCO provided the same sorts of administrative and other services, except for direct management of the portfolio, for the Sub-Advised Funds as it does for the other funds that do not employ a sub-adviser. The Board noted that FIMCO provides not only advisory services, but historically also has provided certain administrative personnel and services that many other advisers do not provide without imposition of separate fees. The Board also noted the steps that FIMCO has taken to encourage strong performance, including the manner in which portfolio managers and analysts are provided significant incentive compensation for good Fund performance. In addition, the Board considered information

Board Consideration of Advisory Contracts and Fees (continued) (unaudited)

FIRST INVESTORS INCOME FUNDS

regarding the overall financial strength of FIMCO and its affiliates and the resources and staffing in place with respect to the services provided to the Funds.

The Board also considered the nature, extent and quality of the services provided to the Funds by FIMCO’s affiliates, including transfer agency and distribution services. The Board took into account the fact that FIS is dedicated to providing transfer agency services exclusively to the Funds and the other funds in the First Investors fund complex. As a result, FIS can tailor its processes and services to satisfy the needs of the Funds’ shareholder base. The Board noted that the Funds’ shares are distributed primarily through Foresters Financial Services, Inc. (“FFS”), which is an affiliate of FIMCO.

Furthermore, the Board considered the nature, extent and quality of the investment management services provided by Brandywine and Muzinich to the applicable Sub-Advised Funds. The Board considered Brandywine’s and Muzinich’s investment management process in managing the applicable Sub-Advised Funds and the experience and capability of its personnel responsible for the portfolio management of the applicable Sub-Advised Funds. The Board also considered information regarding the resources and staffing in place with respect to the services provided by each sub-adviser. Additionally, with respect to the Sub-Advised Funds, the Board considered the differences in fees paid by each Sub-Advised Fund to FIMCO and the fees paid by FIMCO to each sub-adviser, as well as representations by FIMCO that these fee differentials are warranted by its ongoing services and assumption of risks.

Based on the information considered, the Board concluded that the nature, extent and quality of the services provided to each Fund by FIMCO and the applicable Sub-Advised Funds by Brandywine and Muzinich were appropriate and consistent with the terms of the Advisory Agreement and Sub-Advisory Agreements, as applicable, and supported approval of the Advisory Agreement and each Sub-Advisory Agreement.

Investment Performance

The Board placed significant emphasis on the investment performance of each of the Funds. While consideration was given to performance reports and discussions held at prior Board or Committee meetings, as applicable, particular attention was given to the performance information compiled by Broadridge. In particular, the Board reviewed the total return of each Fund over the most recent calendar year (“1-year period”) and the annualized total return over the most recent three calendar year period (“3-year period”) and five calendar year period (“5-year period”). In addition, the Board considered the total return information provided by FIMCO for each Fund through April 30, 2018. The Board also reviewed the annual yield of each Fund for each of the past five calendar years (or shorter period as applicable). With regard to the total return and yield information, the Board considered the total return and yield of each Fund on a percentile and quintile basis as compared to its Peer Group. For purposes of the data provided, the first quintile is defined as 20% of the funds in the applicable Peer Group with the highest performance or yield, as applicable, and the fifth quintile is defined as 20% of the funds in the applicable Peer Group with the lowest performance or yield. The Board also considered FIMCO’s representations that it monitors to ensure portfolio managers invest in a manner consistent with the mandate for the Fund or Funds they manage. The Board also considered a special performance report prepared by FIMCO analyzing the performance of the Floating Rate Fund and Limited Duration Bond Fund.

On a Fund-by-Fund basis, the total return performance reports indicated, and the Board noted, that: (i) the Balanced Income Fund fell within the third quintile for the 1-year period (the only period for which information was provided due to the short operating history of the Fund); (ii) the Floating Rate Fund fell within the fifth quintile for the 1-year period and 3-year period (the only periods for which information was provided due to the relatively short operating history of the Fund); (iii) the Fund For Income fell within the third quintile, third quintile and fourth quintile for the 1-year period, 3-year period and 5-year period, respectively; (iv) the Government Fund fell within the fourth quintile, fifth quintile and fourth quintile for the 1-year period, 3-year period and 5-year period, respectively; (v) the Government Cash Management Fund fell within the fourth quintile for each of the performance periods shown by Broadridge; (vi) the International Opportunities Bond Fund fell within the first quintile, fourth quintile and third quintile for the 1-year period, 3-year period and 5-year period, respectively; (vii) the Investment Grade Fund fell within the fourth quintile for each of the performance periods shown by Broadridge; (viii) the Limited Duration Bond Fund fell within the fifth quintile for the 1-year period and 3-year period (the only periods for which information was provided due to the short operating history of the Fund); and (ix) the Strategic Income Fund fell within the fourth quintile and fifth quintile for the 1-year period and 3-year period, respectively (the only periods for which information was provided due to the relatively short operating history of the Fund). The Board also considered that FIMCO had recommended, and the Board had approved at the April Meeting, the reorganization of the Balanced Income Fund into the First Investors Total Return Fund and the reorganization of the Government Fund into the Limited Duration Bond Fund, each of which would be effective during the third quarter of 2018.

The Board also reviewed the yields of the Funds and noted that the yield for: (i) the Balanced Income Fund fell within one of the top three quintiles for one of the past two calendar years, which was the only information available due to its relatively short operating history; (ii) the Floating Rate Fund fell outside of the top three quintiles for each of the past four calendar years, which was the only information available due to its relatively short operating history; (iii) the Fund For Income fell within one of the top three quintiles for three of the past five calendar years; (iv) the Government Fund fell within one of the top two quintiles for each of the past five calendar years; (v) the Government Cash Management Fund fell outside of the top three quintiles for each of the past five calendar years; (vi) the International Opportunities Bond Fund fell within one of the top three quintiles for each of the past five calendar years; (vii) the Investment Grade Fund fell within one of the top two quintiles for each of the past five calendar years; (viii) the Limited Duration Bond Fund fell within one of the top three quintiles for two of the past three calendar years, which was the only information available due to its relatively short operating history; and (ix) the Strategic Income Fund fell within one of the top three quintiles for three of the past four calendar years, which was the only information available due to its relatively short operating history. Moreover, the Board considered the volatility versus total

Board Consideration of Advisory Contracts and Fees (continued) (unaudited)

FIRST INVESTORS INCOME FUNDS

return data provided by Broadridge as well as FIMCO’s representation that it believes that the Funds use a more conservative investment style than many of their peers.

Based on the information considered, the Board concluded that the investment performance of each Fund was either (a) acceptable or better, or (b) subject to reasonable steps to monitor or address certain periods of underperformance.

Fund Expenses, Costs of Services, Economies of Scale and Related Benefits

Management Fees and Expenses. The Board also gave substantial consideration to the fees payable under each Fund’s Advisory Agreement as well as under the Sub-Advisory Agreements for the Sub-Advised Funds.

The Board reviewed the information compiled by Broadridge comparing each Fund’s contractual management fee rate (at common asset levels) and actual management fee rate (which included the effect of any fee waivers) as a percentage of average net assets to other funds in its Peer Group. In this regard, the Board considered the contractual and actual management fees of each Fund on a quintile basis as compared to its Peer Group and noted the relative position of each Fund within the Peer Group. The Board also considered that FIMCO provides not only advisory services but also certain administrative personnel to the Funds under each Fund’s Advisory Agreement and that many other advisers do not provide such administrative personnel under their advisory agreements and that FIMCO also provides certain administrative services without the imposition of a separate fee. The Board considered that FIMCO informed the Board that it intends to: (i) extend, on a contractual basis, the existing total expense cap limitation for the Government Cash Management Fund until June 1, 2019; and (ii) extend, on a voluntary basis, the existing management fee cap for the Government Fund until May 31, 2019; and (iii) extend, but on a contractual rather than voluntary basis, the existing management fee cap for the Fund For Income and Investment Grade Fund until June 1, 2019. The Board also noted that it had previously approved the continuation of the contractual total expense caps on the Balanced Income Fund and Floating Rate Fund until January 31, 2019 and the Limited Duration Bond Fund until March 14, 2019. The Board also considered that, with respect to the Government Cash Management Fund, FIMCO has historically waived a significant portion of its management fees and reimbursed a portion of other expenses to avoid a negative return for shareholders due to the historically low interest rate environment. In particular, the Board noted that: (i) the Balanced Income Fund’s contractual management fee was in the third quintile and actual management fee was in the first quintile of its Peer Group; (ii) the Floating Rate Fund’s contractual and actual management fees were in the first quintile of its Peer Group; (iii) the Government Cash Management Fund’s contractual management fee was in the fourth quintile and actual management fee was in the second quintile of its Peer Group; (iv) the International Opportunities Bond Fund’s contractual management fee was in the third quintile and actual management fee was in the fourth quintile of its Peer Group; (v) the Strategic Income Fund’s contractual management fee was in the first quintile and actual management fee was in the second quintile of its Peer Group; and (vi) the contractual and actual management fees for the Fund For Income, Government Fund, Investment Grade Fund and Limited Duration Bond Fund were outside of the top three quintiles of their respective Peer Groups.

The Board also reviewed the information compiled by Broadridge comparing each Fund’s Class A share total expense ratio, taking into account FIMCO’s expense waivers (as applicable), and the ratio of the sum of actual management and other non-management fees (i.e., fees other than management, transfer agency and 12b-1/non-12b-1 fees) to other funds in its Peer Group, including on a quintile basis. In particular, the Board noted that: (i) the total expense ratio for each Fund except the Strategic Income Fund was not in the top three quintiles of their respective Peer Groups; and (ii) the ratio of the sum of actual management and other non-management fees for each Fund except the Balanced Income Fund, Floating Rate Fund, Government Cash Management Fund and Strategic Income Fund was not in the top three quintiles of their respective Peer Groups. In considering the level of the total expense ratio and the ratio of the sum of actual management and other non-management fees, the Board took into account management’s explanation that: (i) the average account size of many of the First Investors funds is small by comparison to the industry average account size and that funds with small average account sizes generally have higher expense ratios than funds with larger average account sizes; (ii) there are significant costs involved in providing the level of personal service that the First Investors fund complex seeks to deliver to its shareholders; (iii) overall Fund expenses cover certain check-writing and wiring privileges for Government Cash Management Fund shareholders at no additional cost; and (iv) Broadridge expense comparisons do not take into account the size of a fund complex, and as a result, in most cases the First Investors funds are compared to funds in complexes that are much larger than First Investors. The Board also noted that Broadridge’s customized expense groups tend to be fairly small in number and the funds included in the Peer Group generally change from year to year, thereby introducing an element of randomness that affects comparative results each year. While recognizing the limitations inherent in Broadridge’s methodology, the Board believed that the data provided by Broadridge was a generally appropriate measure of comparative expenses.

In considering the sub-advisory fee rates charged by and costs and profitability of Brandywine and Muzinich with regard to the respective Sub-Advised Funds, the Board noted that FIMCO pays Brandywine and Muzinich, as the case may be, a sub-advisory fee from its own advisory fee rather than each Fund paying Brandywine and Muzinich a fee directly. The Board also considered arrangements pursuant to which Muzinich (but not its Sub-Advised Funds) pays a portion of its sub-advisory fee to a solicitor that introduced Muzinich to FIMCO. Brandywine and Muzinich provided, and the Board reviewed, information comparing the fees charged by Brandywine and Muzinich for services to the respective Sub-Advised Funds versus the fee rates of Brandywine and Muzinich for providing advisory services to other comparable investment companies or accounts or compared to their standard fee schedule, as applicable. Based on a review of this information, the Board noted that the fees charged by Brandywine and Muzinich, as the case may be, for services to each applicable Sub-Advised Fund appeared competitive to the fees Brandywine and Muzinich charge to their other comparable investment companies or accounts or compared to their standard fee schedule, as applicable.

The foregoing comparisons assisted the Trustees by providing them with a basis for evaluating each Fund’s management fee and expense ratio on a relative basis and the Board concluded

Board Consideration of Advisory Contracts and Fees (continued) (unaudited)

FIRST INVESTORS INCOME FUNDS

that each Fund’s management fees appeared reasonable in relation to the services and benefits provided to each Fund.

Profitability. The Board reviewed the materials it received from FIMCO regarding its revenues and costs in providing investment management and certain administrative services to the Funds. In particular, the Board considered the analysis of FIMCO’s profitability with respect to each Fund, calculated for the year ended December 31, 2017, as well as overall profitability information relating to the past five calendar years. The Board also considered the information provided by FIMCO comparing the profitability of certain publicly-traded mutual fund asset managers as analyzed by FIMCO based on publicly available financial statements and noted FIMCO’s analysis that its profit margin is significantly lower than the average of such publicly-traded managers. In reviewing the profitability information, the Board also considered the “fall-out” or ancillary benefits that may accrue to FIMCO and its affiliates as a result of their relationship with the Funds, which are discussed below. Based on the information provided, the Board also noted that FIMCO operates the Balanced Income Fund and Strategic Income Fund at a loss. The Board acknowledged that, as a business matter, FIMCO was entitled to earn reasonable profits for its services to the Funds and concluded that the level of profitability to FIMCO of its contractual arrangements with each Fund did not appear so high as to call into question the appropriateness of the fees paid to FIMCO by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreement for any of the Funds. The Board also considered the profitability and/or financial information provided by Brandywine and Muzinich.

Economies of Scale. With respect to whether economies of scale are realized by FIMCO and the extent to which any economies of scale are reflected in the level of management fee rates charged, the Board considered that the Advisory Agreement fee schedule for each Fund, except the Strategic Income Fund and Government Cash Management Fund, includes breakpoints to account for management economies of scale as each Fund’s assets increase. With respect to the Strategic Income Fund and Government Cash Management Fund, the Board concluded that the fee structure is appropriate at current asset levels.

“Fall Out” or Ancillary Benefits. The Board considered the “fall-out” or ancillary benefits that may accrue to FIMCO, Brandywine and Muzinich as a result of their relationship with the Funds. In that regard, the Board considered the fact that FIMCO and Brandywine (but not Muzinich) may receive research from broker-dealers that execute brokerage transactions for the funds in the First Investors fund complex. However, the Board noted that FIMCO and the sub-advisers must select brokers based on each Fund’s requirements for seeking best execution. The Board also considered the profits earned or losses incurred by FIS and the income received by FFS as a result of FIMCO’s management of the First Investors funds.

* * *

In summary, based on all relevant information and factors, none of which was individually determinative of the outcome, the Board, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement and each Sub-Advisory Agreement.

Board Consideration of Advisory Contracts and Fees
(unaudited)

FIRST INVESTORS EQUITY FUNDS

Annual Consideration of the Investment Advisory Agreements and the Sub-Advisory Agreements with Lazard Asset Management, LLC, Smith Group Asset Management, LP, Vontobel Asset Management, Inc., Wellington Management Company, LLP and Ziegler Capital Management, LLC

The First Investors Equity Funds’ (the “Trust”) investment advisory agreements with the Trust’s investment adviser and, as applicable, sub-advisers, on behalf of each of the Trust’s funds, can remain in effect after an initial term of no greater than two years only if they are renewed at least annually thereafter (i) by the vote of the Trustees or by a vote of the shareholders of each fund and (ii) by the vote of a majority of the Trustees who are not parties to the advisory agreement (and sub-advisory agreements, as applicable) or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called specifically for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has six regularly scheduled meetings each year and takes into account throughout the year matters bearing on the approval of the advisory agreement (and sub-advisory agreements, as applicable). In particular, the Board and its standing committees also consider at each meeting at least certain of the factors that are relevant to the annual renewal of each fund’s advisory agreement (and sub-advisory agreements, as applicable), including investment performance, sub-adviser updates and reviews, reports with respect to brokerage and portfolio transactions, use of soft dollars for research products and services, portfolio turnover rates, risk management (including as it relates to cybersecurity risk), compliance monitoring, and the services and support provided to each fund and its shareholders. In addition, the Board meets with representatives of each sub-adviser in person at least once per year.

On April 18-19, 2018 (the “April Meeting”), the Independent Trustees met in person with senior management personnel of Foresters Investment Management Company, Inc. (“FIMCO”), the Trust’s investment adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) and others to give preliminary consideration to information bearing on the continuation of the advisory agreement (and sub-advisory agreements, as applicable) with respect to each fund. The primary purpose of the April Meeting was to ensure that the Independent Trustees had ample opportunity to consider matters they deemed relevant in determining whether to continue the advisory agreement (or sub-advisory agreements, as applicable), and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also met in executive session with Independent Legal Counsel on April 18, 2018, immediately prior to and during the April Meeting, to consider the continuation of the advisory agreement (or sub-advisory agreements, as applicable) outside the presence of management. As part of the April Meeting, the Independent Trustees asked FIMCO to respond to certain additional questions prior to the contract approval meeting of the Board to be held on May 17, 2018 (the “May Meeting”). In addition, Independent Legal Counsel, in conjunction with the Board, and personnel from FIMCO reviewed each sub-adviser’s response in connection with the request for information with respect to the applicable sub-advisory agreements and requested follow-up information or clarifications from each sub-adviser, as applicable, which was provided prior to the May Meeting.

Board Consideration of Advisory Contracts and Fees (continued) (unaudited)

FIRST INVESTORS EQUITY FUNDS

At the May Meeting, the Board, including a majority of the Independent Trustees, approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between FIMCO and each of the following funds (each a “Fund” and collectively the “Funds”): Covered Call Strategy Fund, Equity Income Fund, Global Fund, Growth & Income Fund, Hedged U.S. Equity Opportunities Fund, International Fund, Long Short Fund, Opportunity Fund, Real Estate Fund, Select Growth Fund, Special Situations Fund and Total Return Fund. In addition, at the May Meeting, the Board, including a majority of the Independent Trustees, approved the renewal of the sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively the “Sub-Advisory Agreements”) with: (1) Lazard Asset Management, LLC (“Lazard”) with respect to the Long Short Fund; (2) Smith Group Asset Management, LP (“Smith Group”) with respect to the Select Growth Fund; (3) Vontobel Asset Management, Inc. (“Vontobel”) with respect to the International Fund; (4) Wellington Management Company, LLP (“WMC”) with respect to the Global Fund and Hedged U.S. Equity Opportunities Fund; and (5) Ziegler Capital Management, LLC (“Ziegler”) with respect to the Covered Call Strategy Fund. The Long Short Fund, Select Growth Fund, International Fund, Global Fund, Hedged U.S. Equity Opportunities Fund and Covered Call Strategy Fund are collectively referred to as the “Sub-Advised Funds.”

In reaching its decisions to approve the continuation of the Advisory Agreement for each Fund and the Sub-Advisory Agreements for the Sub-Advised Funds, the Board considered information furnished and discussed throughout the year at regularly scheduled Board and Committee meetings as well as a wide range of information provided specifically in relation to the renewal of the Advisory Agreement and Sub-Advisory Agreements for the April Meeting and May Meeting. Information furnished at Board and/or Committee meetings throughout the year included FIMCO’s analysis of each Fund’s investment performance and the performance of the sub-advisers to the respective Sub-Advised Funds, presentations given by representatives of FIMCO, Lazard, Smith Group, Vontobel, Wellington and Ziegler and various reports on compliance and other services provided by FIMCO and its affiliates.

In preparation for the April Meeting and/or May Meeting, the Independent Trustees requested and received information compiled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, that included, among other things: (1) the investment performance over various time periods and the fees and expenses of each Fund as compared to a comparable group of funds as determined by Broadridge (“Peer Group”); and (2) comparative information on each Fund’s volatility versus total return. The Board also considered that FIMCO charges different fee rates to various mutual funds that have similar investment mandates and FIMCO’s explanation for these differences.

Additionally, in response to specific requests from the Independent Trustees in connection with the April Meeting and/or May Meeting, FIMCO furnished, and the Board considered, information concerning various aspects of its operations, including: (1) the nature, extent and quality of services provided by FIMCO and its affiliates to the Funds, including investment advisory and administrative services to the Funds and, as applicable, services in connection with selecting, overseeing and evaluating the sub-advisers; (2) the actual management fees paid by each Fund to FIMCO; (3) the costs of providing services to each Fund and the profitability of FIMCO and its affiliate, Foresters Investor Services, Inc. (“FIS”), the Funds’ affiliated transfer agent, from the relationship with each Fund; and (4) any “fall out” or ancillary benefits accruing to FIMCO or its affiliates as a result of the relationship with each Fund. FIMCO also provided, and the Board considered, an analysis of the overall profitability of the First Investors mutual fund business that included various entities affiliated with FIMCO as well as comparative profitability information based on analysis performed by FIMCO of the financial statements of certain publicly-traded mutual fund asset managers. The Board also considered FIMCO’s and each sub-adviser’s personnel and methods, including the education, experience of key personnel, and the number of their advisory and analytical personnel; general information regarding the compensation of FIMCO’s and each sub-adviser’s advisory personnel; FIMCO’s and each sub-adviser’s investment management process; FIMCO’s and each sub-adviser’s compliance program; the time and attention of FIMCO’s and each sub-adviser’s personnel devoted to the management of the Funds; FIMCO’s and each sub-adviser’s cybersecurity practices and related controls and business continuity plans; and material pending, threatened or settled litigation involving FIMCO and each sub-adviser, and any ongoing or completed audits, investigations or examinations by the Securities and Exchange Commission. The Board also considered information provided by FIMCO on management’s initiatives for increasing Fund assets and new product development, which included enhanced sales and marketing efforts (including selling Fund shares through independent channels); continuing efforts as deemed practicable to reduce expenses and improve performance of the Funds; and improving the efficiency of back-office operations and services (including the launch of a system for processing new business relationships electronically). In addition to evaluating, among other considerations, the written information provided by FIMCO, the Board also evaluated the answers to questions posed by the Board to representatives of FIMCO.

In addition, in response to specific requests from the Independent Trustees in connection with the April Meeting and/or May Meeting, Lazard, Smith Group, Vontobel, WMC and Ziegler furnished, and the Board reviewed, information concerning various aspects of their respective operations, including: (1) the nature, extent and quality of services provided by Lazard, Smith Group, Vontobel, WMC and Ziegler to the applicable Sub-Advised Funds; (2) the sub-advisory fee rates charged by Lazard, Smith Group, Vontobel, WMC and Ziegler and a comparison of those fee rates to the fee rates of Lazard, Smith Group, Vontobel, WMC and Ziegler for providing advisory services to other investment companies or accounts or compared to their standard fee schedule, as applicable, with an investment mandate similar to the applicable Sub-Advised Funds; (3) profitability and/or financial information provided by Lazard, Smith Group, Vontobel, WMC and Ziegler; and (4) any “fall out” or ancillary benefits accruing to Lazard, Smith Group, Vontobel, WMC and Ziegler as a result of the relationship with each applicable Sub-Advised Fund. The Board also considered FIMCO’s representations that it found the sub-adviser responses to the information requests in connection with the renewal of the Sub-Advisory Agreements to be satisfactory and raising no issues of general concern.

In considering the information and materials described above, the Independent Trustees took into account management style, investment strategies and prevailing market conditions. Moreover, the Independent Trustees received assistance from and met separately with Independent Legal Counsel during both the April Meeting and May Meeting and were provided with a written

Board Consideration of Advisory Contracts and Fees (continued) (unaudited)

FIRST INVESTORS EQUITY FUNDS

description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements (and sub-advisory agreements, as applicable). Although the Advisory Agreement for all of the Funds and the Sub-Advisory Agreements for the Sub-Advised Funds were considered at the same Board meeting, the Independent Trustees addressed each Fund separately during the April Meeting and May Meeting.

Based on all of the information presented, the Board, including a majority of its Independent Trustees, determined on a Fund-by-Fund basis that the fees charged under the Advisory Agreement and each Sub-Advisory Agreement are reasonable in relation to the services that are provided under each Agreement. The Board did not identify any single factor as being of paramount importance in reaching its conclusions and determinations with respect to the continuance of the Advisory Agreement for each Fund and Sub-Advisory Agreements and different Trustees may have given different weight to different factors. Although not meant to be all-inclusive, the following describes some of the factors that were considered by the Board in deciding to approve the continuance of the Advisory Agreement for each Fund and Sub-Advisory Agreements with Lazard, Smith Group, Vontobel, WMC and Ziegler.

Nature, Extent and Quality of Services

In examining the nature, extent and quality of the services provided by FIMCO, the Board recognized that FIMCO is dedicated to providing investment management services exclusively to the Funds and the other funds in the First Investors fund complex and that, unlike many other mutual fund managers, FIMCO is not in the business of providing management services to hedge funds, pension funds or private accounts. In this connection, the Board was advised that certain key FIMCO personnel provide separately managed account services to a FIMCO-affiliated investment adviser, but that these personnel spend most of their time serving their FIMCO clients. As a result, the Board considered that FIMCO’s personnel devote substantially all of their time to serving the funds in the First Investors fund complex. The Board also considered management’s explanation regarding the significant costs involved in providing the level of personal service that the First Investors fund complex seeks to deliver to its shareholders, which are primarily shareholders in the broad middle market.

The Board noted that FIMCO has undertaken extensive responsibilities as manager of the Funds, including: (1) the provision of investment advice to the Funds; (2) implementing policies and procedures designed to ensure compliance with each Fund’s investment objectives and policies; (3) the review of brokerage arrangements; (4) oversight of general portfolio compliance with applicable laws; (5) the provision of certain administrative services to the Funds, including fund accounting; (6) the implementation of Board directives as they relate to the Funds; and (7) evaluating and monitoring any sub-advisers on an ongoing basis, including, but not limited to, monitoring each sub-adviser’s investment performance, evaluating each sub-adviser’s compliance program on an annual basis and monitoring investments for compliance purposes, including monitoring each sub-adviser’s soft dollar practices (as applicable), portfolio allocation and best execution. The Board also noted that FIMCO provided the same sorts of administrative and other services, except for direct management of the portfolio, for the Sub-Advised Funds as it does for the other funds that do not employ a sub-adviser. The Board noted that FIMCO provides not only advisory services, but historically also has provided certain administrative personnel and services that many other advisers do not provide without imposition of separate fees. The Board also noted the steps that FIMCO has taken to encourage strong performance, including the manner in which portfolio managers and analysts are provided significant incentive compensation for good Fund performance. In addition, the Board considered information regarding the overall financial strength of FIMCO and its affiliates and the resources and staffing in place with respect to the services provided to the Funds.

The Board also considered the nature, extent and quality of the services provided to the Funds by FIMCO’s affiliates, including transfer agency and distribution services. The Board took into account the fact that FIS is dedicated to providing transfer agency services exclusively to the Funds and the other funds in the First Investors fund complex. As a result, FIS can tailor its processes and services to satisfy the needs of the Funds’ shareholder base. The Board noted that the Funds’ shares are distributed primarily through Foresters Financial Services, Inc. (“FFS”), which is an affiliate of FIMCO.

Furthermore, the Board considered the nature, extent and quality of the investment management services provided by Lazard, Smith Group, Vontobel, WMC and Ziegler to the applicable Sub-Advised Funds. The Board considered Lazard’s, Smith Group’s, Vontobel’s, WMC’s and Ziegler’s investment management process in managing the applicable Sub-Advised Funds and the experience and capability of their respective personnel responsible for the portfolio management of the applicable Sub-Advised Funds. The Board also considered information regarding the resources and staffing in place with respect to the services provided by each sub-adviser. Additionally, with respect to the Sub-Advised Funds, the Board considered the differences in fees paid by each Sub-Advised Fund to FIMCO and the fees paid by FIMCO to each sub-adviser, as well as representations by FIMCO that these fee differentials are warranted by its ongoing services and assumption of risks.

Based on the information considered, the Board concluded that the nature, extent and quality of the services provided to each Fund by FIMCO and the applicable Sub-Advised Funds by Lazard, Smith Group, Vontobel, WMC and Ziegler were appropriate and consistent with the terms of the Advisory Agreement and Sub-Advisory Agreements, as applicable, and supported approval of the Advisory Agreement and each Sub-Advisory Agreement.

Investment Performance

The Board placed significant emphasis on the investment performance of each of the Funds. While consideration was given to performance reports and discussions held at prior Board or Committee meetings, as applicable, particular attention was given to the performance information compiled by Broadridge. In particular, the Board reviewed the performance of each Fund over the most recent calendar year (“1-year period”) and the annualized performance over the most recent three calendar year period (“3-year period”) and five calendar year period (“5-year period”). In addition, the Board considered the performance information provided by FIMCO for each Fund through April 30, 2018. With regard to the performance information, the Board considered the performance of each Fund on a percentile and quintile basis as compared

Board Consideration of Advisory Contracts and Fees (continued) (unaudited)

FIRST INVESTORS EQUITY FUNDS

to its Peer Group. For purposes of the performance data provided, the first quintile is defined as 20% of the funds in the applicable Peer Group with the highest performance and the fifth quintile is defined as 20% of the funds in the applicable Peer Group with the lowest performance. The Board also considered FIMCO’s representations that it monitors to ensure portfolio managers invest in a manner consistent with the mandate for the Fund or Funds they manage.

On a Fund-by-Fund basis, the performance reports indicated, and the Board noted, that each Fund except the Hedged U.S. Equity Opportunities Fund, Long Short Fund and Real Estate Fund fell within one of the top three quintiles for at least one of the performance periods provided by Broadridge. In particular, the Board noted that: (i) the Covered Call Strategy Fund fell within the top three quintiles for the 1-year period (the only period for which performance information was provided due to the short operating history of the Fund); (ii) the Equity Income Fund fell within the top three quintiles for the 3-year period and 5-year period; (iii) the Global Fund fell within the top three quintiles for the 3-year period; (iv) the Growth & Income Fund fell within the top three quintiles for the 1-year period; (v) the International Fund fell within the top three quintiles for the 1-year period and 3-year period; (vi) the Opportunity Fund fell within the top three quintiles for the 1-year period and 5-year period; (vii) the Select Growth Fund and Special Situations Fund fell within the top three quintiles for the 1-year period, 3-year period and 5-year period; and (viii) the Total Return Fund fell within the top three quintiles for the 5-year period. The Board also considered that management had recommended at the May Meeting the termination of WMC as subadviser to the Global Fund to become effective on or around the end of June 2018 and that the Fund would thereafter be managed by a newly acquired portfolio management team at FIMCO. The Board also considered that the Hedged U.S. Equity Opportunities Fund and Long Short Fund had a short operating history with only one full year of performance information. With respect to the Real Estate Fund, the Board considered that FIMCO had proposed the liquidation of the Fund at the May Meeting and that such liquidation would take place on or around the end of June 2018. The Board also considered the volatility versus total return data provided by Broadridge as well as FIMCO’s representation that it believes that the Funds use a more conservative investment style than many of their peers.

Based on the information considered, the Board concluded that the investment performance of each Fund was either (a) acceptable or better, or (b) subject to reasonable steps to monitor or address certain periods of underperformance.

Fund Expenses, Costs of Services, Economies of Scale and Related Benefits

Management Fees and Expenses. The Board also gave substantial consideration to the fees payable under each Fund’s Advisory Agreement as well as under the Sub-Advisory Agreements for the Sub-Advised Funds.

The Board reviewed the information compiled by Broadridge comparing each Fund’s contractual management fee rate (at common asset levels) and actual management fee rate (which included the effect of any fee waivers) as a percentage of average net assets to other funds in its Peer Group. In this regard, the Board considered the contractual and actual management fees of each Fund on a quintile basis as compared to its Peer Group and noted the relative position of each

Fund within the Peer Group. The Board also considered that FIMCO provides not only advisory services but also certain administrative personnel to the Funds under each Fund’s Advisory Agreement and that many other advisers do not provide such administrative personnel under their advisory agreements and that FIMCO also provides certain administrative services without the imposition of a separate fee. The Board also considered that FIMCO informed the Board that it intends to extend, but on a contractual rather than voluntary basis, the existing management fee cap for the Global Fund until June 1, 2019 and the contractual total expense cap for the Covered Call Strategy Fund, Hedged U.S. Equity Opportunities Fund and Long Short Fund until January 31, 2019 (which was previously approved by the Board). In particular, the Board noted that: (i) the contractual and actual management fees for all of the Funds except the Global Fund, Growth & Income Fund, Hedged U.S. Equity Opportunities Fund, International Fund, Long Short Fund and Total Return Fund were in the top three quintiles of their respective Peer Groups; (ii) the Global Fund’s contractual and actual management fees were in the fifth quintile of its Peer Group; (iii) the Growth & Income Fund’s and Total Return Fund’s contractual and actual management fees were in the fourth quintile of their respective Peer Groups; (iv) the Hedged U.S. Equity Opportunities Fund’s contractual management fee was in the fifth quintile and actual management fee was in the fourth quintile of its Peer Group; (v) the International Fund’s contractual management fee was in the fourth quintile and actual management fee was in the fifth quintile of its Peer Group; and (vi) the Long Short Fund’s contractual management fee was in the fifth quintile and actual management fee was in the third quintile of its Peer Group.

The Board also reviewed the information compiled by Broadridge comparing each Fund’s Class A share total expense ratio, taking into account FIMCO’s expense waivers (as applicable), and the ratio of the sum of actual management and other non-management fees (i.e., fees other than management, transfer agency and 12b-1/non-12b-1 fees) to other funds in its Peer Group, including on a quintile basis. In particular, the Board noted that: (i) the total expense ratio for each Fund except the Covered Call Strategy Fund, Equity Income Fund, Opportunity Fund and Special Situations Fund was not in the top three quintiles of their respective Peer Groups; and (ii) the ratio of the sum of actual management and other non-management fees was in the top three quintiles for all of the Funds except the Global Fund, Growth & Income Fund, Hedged U.S. Equity Opportunities Fund, International Fund and Long Short Fund. In considering the level of the total expense ratio and the ratio of the sum of actual management and other non-management fees, the Board took into account management’s explanation that: (i) the Funds have average account sizes that are relatively small compared with the industry average and that funds with small average account sizes generally have higher expense ratios than funds with larger average account sizes; (ii) there are significant costs involved in providing the level of personal service that the First Investors fund complex seeks to deliver to its shareholders; and (iii) Broadridge expense comparisons do not take into account the size of a fund complex, and as a result, in certain cases the First Investors funds are compared to funds in complexes that are much larger than First Investors. The Board also noted that Broadridge’s customized expense groups tend to be fairly small in number and the funds included in the Peer Group generally change from year to year, thereby introducing an element of randomness that affects comparative results each year. While recognizing the limitations inherent in Broadridge’s methodology, the Board believed that the data provided by Broadridge was a generally appropriate measure of comparative expenses.

Board Consideration of Advisory Contracts and Fees (continued) (unaudited)

FIRST INVESTORS EQUITY FUNDS

In considering the sub-advisory fee rates charged by and costs and profitability of Lazard, Smith Group, Vontobel, WMC and Ziegler with regard to the respective Sub-Advised Funds, the Board noted that FIMCO pays Lazard, Smith Group, Vontobel, WMC and Ziegler, as the case may be, a sub-advisory fee from its own advisory fee rather than each Fund paying Lazard, Smith Group, Vontobel, WMC and Ziegler a fee directly. The Board also considered an arrangement pursuant to which Smith Group and Vontobel (but not the Sub-Advised Funds) each pays a portion of its sub-advisory fee to a solicitor that introduced each such subadviser to FIMCO. Lazard, Smith Group, Vontobel, WMC and Ziegler provided, and the Board reviewed, information comparing the fees charged by Lazard, Smith Group, Vontobel, WMC and Ziegler for services to the respective Sub-Advised Funds versus the fee rates of Lazard, Smith Group, Vontobel, WMC and Ziegler for providing advisory services to other comparable investment companies or accounts or compared to their standard fee schedule, as applicable. Based on a review of this information, the Board noted that the fees charged by Lazard, Smith Group, Vontobel, WMC and Ziegler, as the case may be, for services to each applicable Sub-Advised Fund appeared competitive to the fees Lazard, Smith Group, Vontobel, WMC and Ziegler charge to their other comparable investment companies or accounts or compared to their standard fee schedule, as applicable.

The foregoing comparisons assisted the Trustees by providing them with a basis for evaluating each Fund’s management fee and expense ratio on a relative basis and the Board concluded that each Fund’s management fees appeared reasonable in relation to the services and benefits provided to each Fund.

Profitability. The Board reviewed the materials it received from FIMCO regarding its revenues and costs in providing investment management and certain administrative services to the Funds. In particular, the Board considered the analysis of FIMCO’s profitability with respect to each Fund, calculated for the year ended December 31, 2017, as well as overall profitability information relating to the past five calendar years. The Board also considered the information provided by FIMCO comparing the profitability of certain publicly-traded mutual fund asset managers as analyzed by FIMCO based on publicly available financial statements and noted FIMCO’s analysis that its profit margin is significantly lower than the average of such publicly-traded managers. In reviewing the profitability information, the Board also considered the “fall-out” or ancillary benefits that may accrue to FIMCO and its affiliates as a result of their relationship with the Funds, which are discussed below. Based on the information provided, the Board also noted that FIMCO operates the Long Short Fund at a loss. The Board acknowledged that, as a business matter, FIMCO was entitled to earn reasonable profits for its services to the Funds and concluded that the level of profitability to FIMCO of its contractual arrangements with each Fund did not appear so high as to call into question the appropriateness of the fees paid to FIMCO by any Fund or otherwise to preclude the proposed continuation of the Advisory Agreement for any of the Funds. The Board also considered the profitability and/or financial information provided by Lazard, Smith Group, Vontobel, WMC and Ziegler.

Economies of Scale. With respect to whether economies of scale are realized by FIMCO and the extent to which any economies of scale are reflected in the level of management fee rates charged, the Board considered that the Advisory Agreement fee schedule for each Fund includes breakpoints to account for management economies of scale as each Fund’s assets increase.

“Fall Out” or Ancillary Benefits. The Board considered the “fall-out” or ancillary benefits that may accrue to FIMCO, Lazard, Smith Group, Vontobel, WMC and Ziegler as a result of their relationship with the Funds. In that regard, the Board considered the fact that FIMCO and each sub-adviser (except Ziegler) may receive research from broker-dealers that execute brokerage transactions for the funds in the First Investors fund complex. However, the Board noted that FIMCO and the sub-advisers must select brokers based on each Fund’s requirements for seeking best execution. The Board also considered the profits earned or losses incurred by FIS and the income received by FFS as a result of FIMCO’s management of the First Investors funds.

* * *

In summary, based on all relevant information and factors, none of which was individually determinative of the outcome, the Board, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement and each Sub-Advisory Agreement.

Board Consideration of Advisory Contracts and Fees (continued) (unaudited)

FIRST INVESTORS EQUITY FUNDS

Consideration of the Investment Advisory Agreement with Foresters Investment Management Company, Inc. and the Sub-Advisory Agreement with Ziegler Capital Management LLC with respect to the First Investors Premium Income Fund

At the February 22, 2018 meeting (the “February Meeting”) of the Board of Trustees (the “Board” or the “Trustees”) of the First Investors Equity Funds (the “Trust”), the Board, including a majority of Board members who are not interested persons of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), discussed and approved, for the new First Investors Premium Income Fund (the “New Fund”), the investment advisory agreement (the “Advisory Agreement”) with Foresters Investment Management Company, Inc. (“FIMCO”) and the sub-advisory agreement (the “Sub-Advisory Agreement”) with Ziegler Capital Management, LLC (“ZCM,” and together with FIMCO, the “Advisers”).

The Trustees were provided with preliminary materials relating to the New Fund by FIMCO and ZCM initially in connection with a special telephonic Board meeting held on December 21, 2017 (the “December Meeting”) and then more detailed materials by the Advisers in advance of and at the February Meeting. The Trustees also met in person with senior officers of FIMCO, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) and others to receive information on, and discuss the approval of, the Advisory Agreement and Sub-Advisory Agreement. In addition, representatives of ZCM participated telephonically in the December Meeting. The material factors and conclusions that formed the basis for the approval of the Advisory Agreement and Sub-Advisory Agreement are discussed below.

In making their determinations, the Trustees took into account management style, investment strategies, investment philosophy and process, ZCM’s past performance and the Advisers’ personnel that would be serving the New Fund. In evaluating the Advisory Agreement and Sub-Advisory Agreement, the Trustees also reviewed information provided by the Advisers, including the terms of such Agreements and information regarding fee arrangements, including the structure of the advisory fee and sub-advisory fee, the method of computing fees, and the frequency of payment of fees. The Trustees also reviewed information comparing the New Fund’s advisory fee rate and projected total expenses with a peer group of other similar funds compiled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. In addition, the Trustees reviewed, among other things, information regarding ZCM’s compliance program, financial condition, insurance coverage and brokerage practices.

After discussion and consideration among themselves, and with the Advisers, Trust counsel and Independent Legal Counsel, including during an executive session with Independent Legal Counsel held the day before the February Meeting, the Trustees concluded as follows with respect to the New Fund:

●

The nature and extent of the investment advisory services to be provided to the New Fund by the Advisers were consistent with the terms of the Advisory Agreement and Sub-Advisory Agreement, respectively.

●	The prospects for satisfactory investment performance of the New Fund were reasonable;

●	The New Fund’s contractual management fee, projected actual management fee and projected total expense ratio were significantly lower than the median of a peer group of funds prepared by Broadridge;

●	Shareholders of the New Fund may benefit from economies of scale in the future as assets grow due to breakpoints included in the fee schedule for the Advisory Agreement and Sub-Advisory Agreement;

●

Shareholders of the New Fund may benefit from FIMCO’s agreement that total expenses of the New Fund would be capped under an expense limitation agreement pursuant to which FIMCO or the New Fund’s transfer agent, an affiliate of FIMCO, will limit total annual operating expenses (subject to certain exceptions) to a certain level for each class of shares of the New Fund for a period of time;

●

The cost of services to be provided by the Advisers to the New Fund and the profits realized by the Advisers and their respective affiliates, if any, from their respective relationship with the New Fund would be assessed after the New Fund has commenced operations when the Trustees first consider the renewal of the Advisory Agreement and Sub-Advisory Agreement; and

●	The Advisers indicated that they will not receive any “fall out” or ancillary benefits as a result of their relationship with the New Fund.

Based on all relevant information and factors, none of which was individually determinative of the outcome, the Board, including a majority of the Independent Trustees, concluded that the approval of the Advisory Agreement and Sub-Advisory Agreement was in the best interests of the New Fund and its shareholders and unanimously approved such Agreements.

FIRST INVESTORS INCOME FUNDS

FIRST INVESTORS EQUITY FUNDS

Trustees and Officers*

Name, Year of Birth and Address	Position Held with Funds	Length of Time Served (Including with Predecessor Funds)	Number of Portfolios in Fund Complex Overseen	Other Trusteeships/ Directorships Held
DISINTERESTED TRUSTEES
Susan E. Artmann (1954) c/o First Investors Funds, Legal Department 40 Wall Street New York, NY 10005	Trustee	Since 11/1/12	46	None
Principal Occupation During Past 5 Years: Retired. Executive Vice President and Chief Financial Officer of HSBC Insurance North America (2012-2013)
Mary J. Barneby (1952) c/o First Investors Funds, Legal Department 40 Wall Street New York, NY 10005	Trustee	Since 11/1/12	46	None
Principal Occupation During Past 5 Years: Chief Executive Officer, Girl Scouts of Connecticut (since October 2012).
Charles R. Barton, III (1965) c/o First Investors Funds, Legal Department 40 Wall Street New York, NY 10005	Trustee	Since 1/1/06	46	None

Principal Occupation During Past 5 Years:

Chief Operating Officer (since 2007), Board Director (since 1989, currently Ex-Officio) and Trustee (since 1994) of The Barton Group/Barton Mines Corporation (mining and industrial abrasives distribution); President of Noe Pierson Corporation (land holding and management services provider) (since 2004).

Arthur M. Scutro, Jr. (1941) c/o First Investors Funds, Legal Department 40 Wall Street New York, NY 10005	Trustee and Chairman	Trustee since 1/1/06 and Chairman since 1/1/13	46	None
Principal Occupation During Past 5 Years: None/Retired

Name, Year of Birth and Address	Position Held with Funds	Length of Time Served (Including with Predecessor Funds)	Number of Portfolios in Fund Complex Overseen	Other Trusteeships/ Directorships Held
DISINTERESTED TRUSTEES (continued)
Mark R. Ward (1952) c/o First Investors Funds, Legal Department 40 Wall Street New York, NY 10005	Trustee	Since 1/1/10	46	None
Principal Occupation During Past 5 Years: Self-employed, consultant (since 2008).

*	Each Trustee serves for an indefinite term with the Funds, until his/her successor is elected.

FIRST INVESTORS INCOME FUNDS

FIRST INVESTORS EQUITY FUNDS

Trustees and Officers* (continued)

Name, Year of Birth and Address	Position Held with Funds	Length of Time Served (Including with Predecessor Funds)	Number of Portfolios in Fund Complex Overseen	Other Trusteeships/ Directorships Held
OFFICERS WHO ARE NOT TRUSTEES
E. Blake Moore Jr.* (1958) c/o First Investors Funds, Legal Department 40 Wall Street New York, NY 10005	President	Since 2/22/2018	N/A	None

Principal Occupation During Past 5 Years:

President, Foresters Invesment Management Company, Inc. (since February 2018); Managing Director and Head of Americas, UBS Asset Management (Americas) Inc. (2015-2017); Executive Vice President, Mackenzie Investments (Canada) (2011-2014).

Joseph I. Benedek (1957) c/o Foresters Investment Management Company, Inc. Raritan Plaza I Edison, NJ 08837	Treasurer	Since 1988	N/A	None
Principal Occupation During Past 5 Years: Treasurer of Foresters Investment Management Company, Inc.
Scott K. Richardson** (1966) c/o First Investors Funds, Legal Department 40 Wall Street New York, NY 10005	Secretary	Since 9/17/2018	N/A	None

Principal Occupation During Past 5 Years:

Senior Vice President, General Counsel/Chief Legal & Regulatory Officer, Foresters Investment Management Company, Inc. (since September 2018); Executive Director, Morgan Stanley Wealth Management (2005-2018).

*	Effective February 22, 2018, Mr. E. Blake Moore Jr. became President of the Funds and Foresters Investment Management Company, Inc.

**	Effective September 17, 2018, Mr. Scott K. Richardson became Secretary of the Funds.

Name, Year of Birth and Address	Position Held with Funds	Length of Time Served (Including with Predecessor Funds)	Number of Portfolios in Fund Complex Overseen	Other Trusteeships/Directorships Held
OFFICERS WHO ARE NOT TRUSTEES (continued)
Marc S. Milgram (1957) c/o First Investors Funds, Legal Department 40 Wall Street New York, NY 10005	Chief Compliance Officer	Since 2010	N/A	None
Principal Occupation During Past 5 Years: Chief Compliance Officer of Foresters Investment Management Company, Inc.

FIRST INVESTORS INCOME FUNDS

FIRST INVESTORS EQUITY FUNDS

Shareholder Information

Investment Adviser
Foresters Investment Management Company, Inc.
40 Wall Street
New York, NY 10005

Subadviser

(Covered Call Strategy Fund and Premium Income Fund)
Ziegler Capital Management, LLC
70 W. Madison Street
Chicago, IL 60602

Subadviser
(Floating Rate Fund, Fund For Income, Investment Grade Fund, Limited Duration Bond Fund and Total Return Fund)
Muzinich & Co., Inc.
450 Park Avenue
New York, NY 10022

Subadviser
(Hedged U.S. Equity Opportunities Fund)

Wellington Management Company, LLP
280 Congress Street
Boston, MA 02210

Subadviser
(International Fund)
Vontobel Asset Management, Inc.
1540 Broadway
New York, NY 10036

Subadviser
(International Opportunities Bond Fund)

Brandywine Global Investment Management, LLC
1735 Market Street
Philadelphia, PA 19103

Subadviser
(Select Growth Fund)
Smith Asset Management Group, L.P.
100 Crescent Court
Dallas, TX 75201

Underwriter
Foresters Financial Services, Inc.
40 Wall Street
New York, NY 10005

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent
Foresters Investor Services, Inc.
Raritan Plaza I – 8th Floor
Edison, NJ 08837-3620

Independent Registered Public
Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street
Philadelphia, PA 19102

Legal Counsel
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006

A description of the policies and procedures that the Funds use to vote proxies relating to a portfolio’s securities is available, without charge, upon request by calling toll free 1-800-423-4026 or can be viewed online or downloaded from the EDGAR database on the U.S. Securities and Exchange Commission’s (“SEC”) internet website at http://www.sec.gov. In addition, information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available, without charge, upon request in writing or by calling 1-800-423-4026 and on the SEC’s internet website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov; and may also be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The schedule of portfolio holdings is available, without charge, upon request in writing or by calling 1-800-423-4026.

NOTES

NOTES

NOTES

NOTES

Foresters Financial
40 Wall Street
New York, NY 10005

IEAR18

Item 2. Code of Ethics

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. On February 22, 2018, revisions were made to the code of ethics to reflect the appointment of a new President of the First Investors Funds.

For the year ended September 30, 2018, there were no waivers granted from a provision of the code of ethics.

A copy of the Registrant's code of ethics is filed under Item 12(a)(1).

Item 3. Audit Committee Financial Expert

The Registrant's Board has determined that it had at least one "audit committee financial expert" serving on its audit committee. Arthur M. Scutro, Jr. and Mark R. Ward were the "audit committee financial experts" during all or part of the period and were considered to be "independent" as defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

		Fiscal Year Ended September 30,
		2018	2017
(a)	Audit Fees
	First Investors Income Funds	$221,500	$233,900

(b)	Audit-Related Fees
	First Investors Income Funds	$0	$0

(c)	Tax Fees
	First Investors Income Funds	$39,000	$44,500

Nature of services: tax returns preparation and tax compliance

(d)	All Other Fees
	First Investors Income Funds	$0	$0

(e)(1) Audit committee's pre-approval policies

The Charter of the Audit Committee requires the Audit Committee (a) to pre-approve, and to recommend to the full Board, the selection, retention or termination of the independent auditors to provide audit, review or attest services to the First Investors Funds (“Funds”) and, in connection therewith, evaluate the independence of the auditors and to obtain the auditors’ specific representations as to their independence; (b) to pre-approve all non-audit services to be provided to the Funds by the independent auditor; and (c) to pre-approve all non-audit services to be provided by the Funds’ independent auditor to the Funds’ investment adviser or to any entity that controls, is controlled by or is under common control with the Funds’ investment adviser and that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds. The Audit Committee has not adopted pre-approval policies or procedures to permit the services in (b) and (c) above to be pre-approved by other means.

(e)(2) None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Registrant and Related Entities disclosed above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit review or attest services, if certain conditions are satisfied).

(f) Not Applicable

(g) Aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant and the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the two fiscal years ended September 30, 2018 and 2017 were $180,100 and $183,750, respectively.

(h) Not Applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments

(a) Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies & Procedures for Closed-End Management Investment Companies

Not applicable to open-end investment companies

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end investment companies

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable to open-end investment companies

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedure by which shareholders may recommend nominees to the Registrant's Board of Trustees.

Item 11. Controls and Procedures

(a) The Registrant's President and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits

(a)(1) Code of Ethics - Filed herewith

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 - Filed herewith

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 - Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

First Investors Income Funds

By	/s/ E. Blake Moore Jr.
E. Blake Moore Jr.
President and Principal Executive Officer

Date:	November 29, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ E. Blake Moore Jr.
E. Blake Moore Jr.
President and Principal Executive Officer

By	/s/ Joseph I. Benedek
Joseph I. Benedek
Treasurer and Principal Financial Officer

Date:	November 29, 2018